                           PURCHASE AND SALE AGREEMENT


                                  BY AND BETWEEN


                      BASS ENTERPRISES PRODUCTION CO., ET AL


                                    AS SELLERS


                                       AND


                           CONTINENTAL RESOURCES, INC.


                                     AS BUYER


                               DATED MARCH 28, 1998

                        TABLE OF CONTENTS                    PAGE

 1. Property to be Sold and Purchased . . . . . . . . . . . .  1

 2. Purchase Price. . . . . . . . . . . . . . . . . . . . . .  2

 3. Deposit . . . . . . . . . . . . . . . . . . . . . . . . .  2

 4. Allocation of Base Purchase Price . . . . . . . . . . . .  2

 5. Seller's Representations  . . . . . . . . . . . . . . . .  2

 6. Buyer's Representations . . . . . . . . . . . . . . . . .  3

 7. Covenants of Seller and Buyer Pending Closing . . . . . .  4

 8. Due Diligence Reviews . . . . . . . . . . . . . . . . . .  6

 9. Adverse Environmental Conditions. . . . . . . . . . . . .  8

10. Disposal of Materials, Substances, and Wastes;
     Compliance with Law  . . . . . . . . . . . . . . . . . . 10

11. Certain Price Adjustments to the Base Purchase Price  . . 11

12. Conditions Precedent to Buyer's Obligations . . . . . . . 12

13. Conditions Precedent to Seller's Obligations  . . . . . . 13

14. The Closing . . . . . . . . . . . . . . . . . . . . . . . 13

15. After Closing . . . . . . . . . . . . . . . . . . . . . . 15

16. Certain Accounting Adjustments to the Purchase Price  . . 16

17. Assumption and Indemnification. . . . . . . . . . . . . . 18

18. Environmental Assessment and Indemnification by Buyer . . 19

19. Disclaimer of Warranties. . . . . . . . . . . . . . . . . 19

20. Buyer's Covenant Not to Sue Seller Group . .  . . . . . . 20

21. Commissions . . . . . . . . . . . . . . . . . . . . . . . 20

22. Casualty Loss . . . . . . . . . . . . . . . . . . . . . . 20

23. Notices . . . . . . . . . . . . . . . . . . . . . . . . . 20

24. Survival of Provisions. . . . . . . . . . . . . . . . . . 20

25. Miscellaneous Matters . . . . . . . . . . . . . . . . . . 21


Exhibit A - Oil and Gas Leases

Exhibit B - Wells

Exhibit C - Assignment and Bill of Sale

Exhibit D - Suits, Actions, or other Legal Proceedings Pending

Exhibit E - Allocation of Values

                         PURCHASE AND SALE AGREEMENT

     This Agreement, dated March 28, 1998, is made by and between the signatory parties shown below under "Sellers" whose address is 201 Main Street, Fort Worth, Texas 76102 (hereinafter collectively called "Seller") and Continental Resources, Inc., whose address is P.O. Box 1032, Enid, Oklahoma 73702 (hereinafter called Buyer");

                            W I T N E S S E T H:

     WHEREAS, Buyer desires to purchase the Properties, as defined below, from Seller, and Seller desires to sell the same Properties to Buyer, subject to the terms and conditions of this Agreement.

     WHEREAS, It is the parties' intent that Buyer assume all responsibility and liability as provided herein for all matters relating to the Properties to be assigned.

     NOW, THEREFORE, In consideration of the mutual promises made herein and the benefits to be derived hereunder, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

     1. PROPERTY TO BE SOLD AND PURCHASED. Seller agrees to sell, and Buyer agrees to purchase, for the consideration herein set forth, and subject to the terms and provisions herein contained, the following described Properties, rights, and interests:

          (a) All rights, titles, and interests of Seller in and to: 1) the oil, gas, and mineral leases described in Exhibit A hereto; and 2) the wells described in Exhibit B hereto;

          (b) All rights, titles, and interests of Seller in and to, or otherwise derived from, all presently existing and valid oil, gas, and mineral unitization, pooling, and communitization agreements, declarations, and orders (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations, and declarations) relating to the properties described in subsection 1.(a) to the extent such rights, titles, and interests are attributable to the properties described in subsection 1.(a);

          (c) All rights, titles, and interests of Seller in and to all presently existing and valid production sales contracts, operating agreements, and other agreements and contracts that relate to any of the properties described in subsections 1.a. and 1.b., to the extent such rights, titles, and interests are assignable and attributable to the properties described in subsections 1.(a) and 1.(b);

          (d) All rights, titles, and interests of Seller in and to all rights-of-way, easements, surface leases, permits, and licenses appurtenant to the properties described in subsections 1.(a) and 1.(b); and

          (e) All rights, titles, and interests of Seller in and to all materials, supplies, machinery, equipment, improvements, and other personal property and fixtures (including, but not limited to, wellhead equipment, pumping units, flowlines, tanks, buildings, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, and other equipment) located on the properties described in subsections 1.(a) and 1.(b) and used in connection with the exploration, development, operation, or maintenance thereof.

The properties and interests specified in subsections 1.(a), 1.(b), 1.(c), 1.(d) and 1.(e) are herein sometimes collectively called the "Properties". The defined term "Properties" shall include seismic data, geological or geophysical data, including interpretations, environmental studies, or other similar data, or any interpretations thereof or other data or records related thereto. Seller shall provide Buyer with such data Seller has in its files, excluding any interpretations, engineering reports and evaluations, Seller financial information and all data which Seller considers proprietary or confidential or that Seller cannot provide to Buyer without breaching, or risking a breach of, an agreement with a third party.

     2. PURCHASE PRICE. The unadjusted purchase price for the Properties shall be Eighty Six Million Five Hundred Thousand Dollars ($86,500,000.00), payable in United States dollars, (herein called the "Base Purchase Price"). The Base Purchase Price may be adjusted, as provided in Sections 7.(c), 11. and 16. hereof. The Base Purchase Price, as so adjusted and as otherwise adjusted by mutual agreement of the parties herein, shall be called the "Purchase Price."

     3. DEPOSIT. Upon entering into this Agreement, as evidence of good faith, Buyer shall pay to Seller Eight Million Six Hundred Fifty Thousand Dollars ($8,650,000.00) hereinafter called the "Deposit". If Buyer and Seller consummate the transaction contemplated hereby in accordance with the terms hereof, the Deposit shall be applied to the Base Purchase Price. If Buyer and Seller do not consummate the transaction contemplated hereby because of a material default by Seller, in the absence of a default by Buyer, Seller shall return the Deposit to Buyer and shall, in addition, pay to Buyer the sum of Two Million Five Hundred Thousand Dollars ($2,500,000.00) as liquidated damages and not as a penalty. Except as provided in Section 12., if Buyer fails or refuses to consummate the transaction contemplated hereby, Seller shall retain the Deposit as liquidated damages and not as a penalty. Buyer stipulates that Seller's damages in the event of Buyer's wrongful failure to close would be uncertain and that the amount of liquidated damages provided herein is reasonable. Forfeiture of the Deposit as liquidated damages as provided herein shall be Seller's sole remedy at law or in equity for Buyer's failure to close as provided in this Agreement. In no event shall the Deposit accrue interest.

     4. ALLOCATION OF BASE PURCHASE PRICE. Buyer has allocated the Base Purchase Price to the Properties by various categories. These categories and the allocations thereto are shown on Exhibit E and have been made in good faith by Buyer and may be relied upon by Seller for all purposes of this Agreement.

     5. SELLER'S REPRESENTATIONS. Each of the individuals and entities comprising Seller represent to Buyer that:

          (a) Each (other than natural persons) is a legal entity duly organized and legally existing under the laws of the State of Texas. Each corporation and limited partnership is qualified to do business in Wyoming and is in good standing, or will be at Closing.

          (b) Each has full power to enter into this Agreement and perform its obligations hereunder and has taken all necessary action to enter into this Agreement and perform its obligations hereunder.

          (c) Execution and delivery of this Agreement, the consummation of the transaction contemplated hereby, and compliance with the terms hereof, will not result in any default under any agreement or instrument to which Seller, or any individual party thereof, is a party or by which the Properties are bound that would be material to this transaction. Execution and delivery of this Agreement will not violate any contractual provision, order, writ, injunction, decree, statute, rule, or regulation applicable to Seller, or any individual party thereof, or to the Properties that would be material to this transaction, except the following:

          (i) Any waivers of preferential rights to purchase that must be obtained from third parties;

          (ii) Compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"); and,

          (iii) Any approvals that must be obtained from governmental entities who are lessors under leases included in the Properties (or who administer such leases for such lessors) and that are customarily obtained post-closing.

          (d) This Agreement and the Assignment and Bill of Sale provided for in Section 14.(a)(i) hereof and any other documentation provided for herein to be executed by Seller, will, when executed and delivered, constitute the legal, valid, and binding obligations of Seller, enforceable according to their terms, except as limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general, equitable principles.

          (e) Except as disclosed on Exhibit D, there are no pending suits, actions, or other proceedings in which Seller is a party that materially affect the Properties (including, without limitation, any actions challenging or pertaining to Seller's title to any of the Properties) or affect the execution and delivery of this Agreement or the consummation of the transaction contemplated hereby.

     6.   BUYER'S REPRESENTATIONS.  Buyer represents to Seller that:

          (a) Buyer is a corporation duly organized and legally existing under the laws of its state of organization. Buyer is qualified to do business in Wyoming and is in good standing, or will be at Closing.

          (b) Buyer has full power and ability to enter into and perform its obligations under this Agreement (including, but not limited to the payment of the Purchase Price at Closing) and has taken all necessary action to enter into this Agreement and perform its obligations hereunder.

          (c) Buyer's execution and delivery of this Agreement, the consummation of the transaction contemplated hereby, and Buyer's compliance with the terms hereof, will not result in any default under any agreement or instrument to which Buyer is a party or by which the Properties are bound that would be material to this transaction. Buyer's execution and delivery of this Agreement will not violate any contractual provision, order, writ, injunction, decree, statute, rule, or regulation applicable to Buyer or to the Properties that would be material to this transaction, except the following:

               (i) Any waivers of preferential rights to purchase that must be obtained from third parties;

               (ii)  Compliance with the "HSR Act;" and,

               (iii) Any approvals that must be obtained from governmental entities who are lessors under leases included in the Properties (or who administer such leases for such lessors) and that are customarily obtained post-closing.

          (d) This Agreement and the Assignment and Bill of Sale provided for in Section 14.(a)(i) hereof and any other documentation provided for herein to be executed by Buyer, will, when executed and delivered, constitute, the legal, valid, and binding obligations of Buyer, enforceable according to their terms, except as limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general, equitable principles.

          (e) There are no pending suits, actions, or other proceedings in which Buyer is a party that materially affect the execution and delivery of this Agreement or the consummation of the transaction contemplated hereby.

          (f) Buyer is a knowledgeable purchaser, owner, and operator of oil and gas properties, has the ability to evaluate, and has evaluated, the Properties for purchase, and is acquiring the Properties for its own account and not with the intent to make a distribution within the meaning of the Securities Act of 1933, as amended (and the rules and regulations pertaining thereto), or a distribution thereof in violation of any other applicable securities laws, rules, or regulations.

          (g) Buyer wishes to replace Seller as operator in every well described on Exhibit B which Seller presently operates. Accordingly, Buyer is, or will become, qualified to operate such Properties under the applicable laws, rules, and regulations of the jurisdiction in which such Properties are located.

     7. COVENANTS OF SELLER AND BUYER PENDING CLOSING. Between the date of this Agreement and the Closing Date:

          (a)  Seller shall permit Buyer access as follows:

               (i) Seller shall give Buyer and its attorneys and other representatives, who have a legitimate need to know, access at all reasonable times during normal business hours to the Properties and, at Seller's office, to Seller's records (including, without limitation, title files, division order files, well files, production records, equipment inventories, and production severance, and ad valorem tax records) pertaining to the ownership and operation of the Properties, to conduct due diligence reviews as contemplated by Section 8. below. Buyer may make copies of such records at its expense but shall, if Seller so requests, return all copies so made if the Closing does not occur. Seller shall not be obligated to provide Buyer with access to any records or data that Seller considers to be proprietary or confidential or that Seller cannot provide to Buyer without breaching, or risking a breach of, confidentiality agreements with other parties. Until Closing, all records and data provided shall be subject to the previously executed Confidentiality Agreement between Buyer and Seller. SELLER MAKES NO WARRANTY, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, AS TO THE ACCURACY OR COMPLETENESS OF THE FILES AND OTHER INFORMATION THAT IT MAY PROVIDE TO BUYER OR THAT MAY BE PROVIDED BY OTHERS.

               (ii) Seller shall make a good faith effort to give Buyer, or Buyer's authorized representatives, who have a legitimate need to know, at reasonable times and upon adequate notice to Seller, physical access to the Properties for the purpose of inspecting same. Buyer recognizes that some of the Properties are operated by third parties and that Seller's ability to obtain access to such Properties, and the manner and extent of such access, is subject to the consent of such third parties. Buyer agrees to comply fully with the rules, regulations, and any instructions issued by Seller or third party (where a Property is operated by such third party) regarding the actions of Buyer while upon, entering, or leaving the Properties.

               (iii) If Buyer exercises rights of access under this Section or otherwise, or conducts examinations or inspections under this Section or otherwise, then (a) Buyer will be accompanied by Seller's representative at all times; (b) such access, examination, and inspection shall be at Buyer's sole risk, cost, and expense, and Buyer waives and releases all claims against Seller (its affiliates and their respective directors, officers, employees,attorneys, contractors, and agents) arising in any way therefrom or in any way connected therewith or arising in connection with the conduct of its directors, officers, employees, attorneys, contractors, and agents in connection therewith; and (c) BUYER SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS SELLER (AND

               ITS PARENT, SUBSIDIARY COMPANIES, AND OTHER AFFILIATES
               AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES,
               ATTORNEYS, CONTRACTORS, AND AGENTS) (HEREINAFTER COLLECTIVELY REFERRED TO AS "SELLER GROUP") FROM ANY AND ALL CLAIMS,
               ACTIONS, CAUSES OF ACTION, LIABILITIES, DAMAGES, LOSSES,COSTS, OR EXPENSES (INCLUDING, WITHOUT LIMITATION, COURT COSTS AND ATTORNEYS' FEES), OR LIENS OR ENCUMBRANCES FOR LABOR OR MATERIALS, ARISING OUT OF OR IN ANY WAY CONNECTED WITH SUCH ACCESS, EXAMINATION, AND INSPECTION. THE FOREGOING RELEASE AND INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH CLAIMS, ACTIONS, CAUSES OF ACTION, LIABILITIES, DAMAGES, LOSSES, COSTS, OR EXPENSES ARISE OUT OF (i) NEGLIGENCE (INCLUDING SOLE NEGLIGENCE, SIMPLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE OR PASSIVE NEGLIGENCE, OR OTHERWISE, BUT EXPRESSLY NOT INCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF SELLER OR ANY OTHER INDEMNIFIED PARTY, OR (ii) STRICT LIABILITY.

          (b) Seller shall continue to conduct its business in its ordinary course, and in accordance with all applicable ordinances, statutes, rules, and regulations of all local, state, and federal governments. Seller shall not enter into or assume any contract or commitment which is not in the ordinary course of business as heretofore conducted in association with the Properties and shall carry on its business and operate the Properties as a reasonably prudent operator. Subject to existing contractual obligations, Seller shall not conduct, or commit to participate in, on behalf of Buyer, any operation on the Properties, or lands pooled or unitized therewith and shall not enter into a contract for the sale of crude oil from the Properties continuing in effect past the Effective Date without Buyer's prior written consent. However, Seller may take such steps and incur such expenses as it deems necessary in its sole opinion to deal with an emergency to safeguard any part of the Property without first consulting with Buyer. As soon as possible after the emergency, Seller shall advise Buyer of such emergency action. Except as set forth in this Agreement, Seller shall not sell, assign, transfer, mortgage, farmout, or otherwise dispose of, abandon, or encumber any material portion of the Properties.

          (c) Seller shall use reasonable efforts, consistent with industry practices in transactions of this type, to identify, with respect to each material portion of the Properties, (i) all preferential rights to purchase that would apply to the transaction contemplated hereby and (ii) the parties holding such rights. In attempting to identify the same, Seller shall not be obligated to go beyond its own records. Seller shall request from the parties so identified, and in accordance with the documents creating such rights, waivers of the preferential rights to purchase. Seller shall have no obligation hereunder other than to attempt to identify such preferential rights and to request such waivers. Seller shall not be obligated to assure that such waivers are obtained. Seller may tender to any party refusing to waive such a preferential right the interest covered by such right at a value as mutually agreed to by Buyer and Seller which shall be made in good faith, but in no event shall the value of a well exceed the value assigned to it by Ryder-Scott Company, an independent petroleum reservoir engineering company, in its recent Reserve Report dated January 14, 1998, prepared on behalf of Seller (hereinafter referred to as the "Ryder-Scott Report") using the present value (future net income before income taxes discounted at ten percent (10%)) of the total proved reserves. If Buyer and Seller are unable to agree on a value, the value for a well shall be determined as provided in Section 11.(a)(ii) using the V/T = PVW/PVC equation for Properties falling in Categories A and B as shown on Exhibit E. This value shall be used in determining the value of any interest in a well covered by a preferential right to purchase.
          The value shall be determined using the formula as provided in
          Section 11.(a)(iii) for Properties falling in Category C where F=Seller's net acres subject to a preferential right to purchase.
          To the extent that such an interest is actually sold to a party exercising such a preferential right, it shall be excluded from the transaction contemplated hereby, and the Base Purchase Price shall be reduced by the amount such party paid to Seller for such interest unless the parties hereto agree otherwise.

          (d) If applicable, as soon as practicable after the execution hereof, Buyer shall prepare and submit any necessary filings in connection with the transaction contemplated by this Agreement under the HSR Act. Buyer shall pay all filing fees in connection with such filing, shall request expedited treatment of such filing by the Federal Trade Commission ("FTC"), shall promptly make any appropriate or necessary subsequent or supplemental filings, and shall furnish to Seller copies of all filings made under the HSR Act at the same time they are filed with the FTC. Seller shall cooperate with Buyer as to all filings required by the HSR Act.

          (e) After both parties have executed this Agreement, Seller shall deliver to Buyer a copy of its "pay list" for each well listed on Exhibit B (which pay list shall include the name, address, social security number, and applicable share of proceeds of production, to the extent such information is contained in Seller's records, for each party to whom Seller is disbursing proceeds of production with respect to such property); and, a list of all parties for whom it is holding in suspense proceeds of production. Seller does not represent or warrant to Buyer the accuracy of the "pay lists" so delivered.

          (f) At such time that all Asserted Defects (as hereinafter defined) have been fully resolved to the satisfaction of both Parties or if no Defects have been asserted by Buyer as of the Defect Notice Date (as hereinafter defined)upon Seller's receipt of Buyer's written confirmation and assurance that all Defects, if any, have been resolved and Buyer is prepared to close the transaction subject only to Seller's performance of its closing obligations as set forth in
          Section 14(a), Seller shall give Buyer and its accountants access to any and all accounting information in Seller's possession reasonably requested by Buyer for the preparation by Buyer, at its sole expense and risk, of pro-forma financial statements reflecting the financial performance of the Properties for the most recent three (3) calendar year(s). Buyer agrees that none of the information compiled for the purpose of this limited audit shall be used for the purpose of due diligence by Buyer or otherwise to assert any claim against Seller. Seller shall have no responsibility whatever for the financial statements so prepared by Buyer.

     8.   DUE DILIGENCE REVIEWS.

          (a) The term "Defect" as used in this Section shall mean any of the following:

               (i) As of the Effective Date, Seller's ownership of a well listed on Exhibit B hereto either, (A) entitles Seller to receive a share of the oil, gas, and other hydrocarbons produced from, or allocated to, such well that is less than the share set forth on Exhibit B for such well in the columns headed "Net Revenue Interest (NRI)" and "Overriding Royalty Interest (ORI)", excepting any decreases caused by an increase in the landowner's royalty payable to the Federal and State Governments or pursuant to contractual obligations, including, without limitation, sliding scale overriding royalties, which are tied to amount of production, or as mandated by Federal and State statutes or as promulgated in the respective Federal and State Rules and Regulations; or, (B) causes Seller to bear a share of the cost of operating such well greater than the share set forth on Exhibit B for such well in the column headed "Working Interest (WI)" (without a proportionate increase in the share of production to which Seller is entitled from such well);

               (ii) Seller's ownership of a Property is subject to a lien other than (A) a lien that will be released at or before Closing, (B) a lien for taxes not yet delinquent, or (C) a lien under an operating agreement or similar agreement, to the extent the same relates to expenses incurred that are not yet due;

               (iii) Seller's ownership of a Property is subject to a preferential right to purchase, unless a waiver of such right has been obtained with respect to the transaction contemplated hereby or an appropriate tender of the applicable interest has been made to the party holding such right and the period of time required for such party to exercise such right has expired without such party exercising such right;

               (iv) Seller's ownership of a Property is subject to an imperfection in title that, if asserted, would cause a Defect, as defined in clause (i) above, to exist, and such imperfection in title normally would not be waived by reasonable and prudent persons engaged in the oil and gas business with knowledge of all the facts and their legal bearing and would materially impair or prevent Buyer from receiving payment from the purchasers of production, and would prevent the economic benefit Buyer could reasonably expect by acquiring the Properties;

               (v) Seller's ownership of a non-producing Property is subject to an imperfection in title that, if asserted, would cause Seller's ownership as shown on Exhibit A to be less; and such imperfection in title normally would not be waived by reasonable and prudent persons engaged in the oil and gas business with knowledge of all the facts and their legal bearing and would materially prevent the economic benefit Buyer could reasonably expect by acquiring such Property.

          (b) Buyer may conduct, to the extent it deems appropriate and at its sole risk and cost, such examinations and investigations as it may choose with respect to the Properties in order to determine whether "Defects" exist. Unless waived, Buyer shall notify Seller in writing of such Defects as soon as they are identified, but no later than ten
          (10) days prior to the date upon which Closing is scheduled to occur pursuant to Section 14. [and not as extended pursuant to 14.(i) or 14.(ii)] (hereinafter "Defect Notice Date"). Those Defects identified in such notice to Seller are herein called "Asserted Defects". Such notification shall include a description of the Asserted Defect, the lease(s) described on Exhibit A affected by such Asserted Defect, the well(s) listed on Exhibit B to which the Asserted Defect relates, and all supporting documentation reasonably necessary fully to describe in detail the basis for the Asserted Defect; and, for each property, lease and applicable well, the size of any variance from "Net Revenue Interest (NRI)", "Overriding Royalty Interest (ORI)", or "Working Interest (WI)" set forth in Exhibit B that does or could result from such Asserted Defect. Buyer hereby waives all Defects that it fails to identify to Seller as Asserted Defects on or before the Defect Notice Date. If Buyer timely notifies Seller of Asserted Defects, Seller (i) shall have the right (but not the obligation) to attempt to cure such Asserted Defects prior to Closing, and (ii) shall also have the right (which may be exercised at any time before the Closing Date) to postpone the Closing by designating a new Closing Date not later than thirty (30) days after the Closing Date then existing, if Seller desires additional time to attempt to cure (including determining if it will attempt to cure) one or more Asserted Defects. In lieu of curing or attempting to cure an Asserted Defect, Seller may elect, at any time prior to Closing with respect to any Asserted Defect, to indemnify and hold Buyer harmless from and against any actual damages or loss (but specifically excluding consequential damages, special damages, or similar damages) Buyer may suffer as a result of a third party claim based on such Asserted Defect; provided, unless Buyer consents, Seller may not so elect to indemnify Buyer in lieu of curing such Asserted Defect(s) if the amount attributable to such Asserted Defect(s) exceeds One Million Dollars($1,000,000.00). If Seller elects to indemnify Buyer as to an Asserted Defect, such Asserted Defect will be treated under this Agreement as cured and, as to such indemnified Asserted Defect, SELLER SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS BUYER FROM AND AGAINST ANY AND ALL LOSS, COST, DAMAGE, EXPENSE, OR LIABILITY WHATSOEVER, INCLUDING ATTORNEYS' FEES, ARISING OUT OF THE ASSERTED DEFECT SELLER HAS ELECTED TO INDEMNIFY (EXCEPT ANY CAUSED SOLELY BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BUYER).

          (c) Buyer shall have the right to make an environmental assessment of the Properties during the period beginning on the date of execution of this Agreement and ending on the Defect Notice Date. Subject to the provisions regarding Buyer's rights to access under Section 7 hereof, Buyer and its agents shall have the right to enter upon the Properties and all buildings and improvements thereon, inspect the same, conduct soil and water tests and borings, and generally conduct such tests, examinations, investigations, and studies as Buyer may deem necessary or appropriate for the preparation of appropriate engineering and other reports in relation to the Properties and their physical and environmental condition. If Buyer proposes to undertake an environmental assessment, Buyer's proposed plan, the consultants to be used, and testing protocol must be approved by Seller before the work may begin. Buyer agrees promptly to provide to Seller a copy of the environmental assessment, including any reports, data, and conclusions. Buyer shall keep all data and information acquired by such examinations and the results of all analyses of such data and information strictly confidential and shall not disclose same to any person or agency without the prior written approval of Seller. BUYER SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS THE SELLER GROUP FROM AND AGAINST ANY AND ALL LOSS, COST, DAMAGE, EXPENSE, OR LIABILITY WHATSOEVER, INCLUDING ATTORNEYS' FEES, ARISING OUT OF ANY ENVIRONMENTAL ASSESSMENT INCLUDING, BUT NOT LIMITED TO, INJURY TO OR DEATH OF PERSONS OR DAMAGE TO PROPERTY OCCURRING IN, ON, OR ABOUT THE PROPERTIES AS A RESULT OF SUCH ACTIVITIES (EXCEPT ANY SUCH INJURIES OR DAMAGES CAUSED SOLELY BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY MEMBER OF THE SELLER GROUP).

          (d) After the Defect Notice Date, Buyer shall be deemed to have inspected the Properties or waived its right to inspect the Properties for all purposes and satisfied itself as to their physical and environmental condition, both surface and subsurface.

     9.   ADVERSE ENVIRONMENTAL CONDITIONS.

          Seller represents to Buyer that to the best of its knowledge there are no environmental conditions, as hereinafter defined, existing as of the date hereof which Seller has not disclosed to Buyer. Seller will advise Buyer of any Condition that Seller becomes aware of from the date hereof to the Closing Date.

          (a) Buyer shall have until the Defect Notice Date to notify Seller of any material adverse environmental condition of the Properties which Buyer deems unacceptable and provide evidence of the condition to Seller. An environmental condition is a material adverse environmental condition ("Condition") only if the following criteria are met:

               (i) The environmental condition would have been required to be remediated on the Effective Date under the Environmental Laws; and,

               (ii) The total cost to remediate all environmental conditions identified by Buyer affecting the Properties to the state required by the Environmental Laws is reasonably estimated to be at least $100,000.00.

          (b) "Environmental Law" shall mean any federal, state, or local law, rule, regulation, order, or ordinance in effect as of the Effective Date of this Agreement pertaining to protecting the public health, welfare, and the environment.

          (c) At Closing, Seller may elect any of the following provided a Condition exists:

               (i) Decrease the Purchase Price by a mutually acceptable amount reflecting Seller's proportionate share, based on its working interest, of the cost reasonably estimated to remediate a Condition affecting the Properties to such a state as required by the Environmental Laws;

               (ii) Remove the affected Properties from this Agreement and adjust the Base Purchase Price by an amount mutually agreed to by Seller and Buyer. If Buyer and Seller are unable to agree on an amount, the value of Properties falling in Categories A and B shall be determined as provided in Section 11.(a)(ii) using the V/T = PVW/PVC equation and an appropriate adjustment will be made using this value. The value of all affected Properties falling in Category C shall be determined using the formula in Section 11.(a)(iii) where F=Seller's net acres affected by the Condition.

               (iii) Remedy, or, if applicable, agree to indemnify, Buyer in accordance with Section 8(b); the Condition, as provided below.

          (d) If option (c)(i) above is chosen, Buyer shall be responsible for any remediation and if the actual cost to remediate a Condition exceeds the amount of the estimate, Buyer shall pay the additional costs to remediate the Condition as required by applicable law.

          (e) If option (c.)(iii). above is chosen, the following shall govern the remediation:

               (i) Seller shall be responsible for all negotiations and contacts with federal, state, and local agencies and authorities with regard to the Condition or remediation. Buyer shall not make any independent contacts with any agency, authority, or other third party with respect to the Condition or remediation and will keep all information regarding the Condition and remediation confidential, except in each instance to the extent required by applicable law.

               (ii) Seller shall remediate the Condition to the state agreed upon by Seller and Buyer, but in no event will Seller be required to remediate the Condition beyond the state required by the Environmental Laws.

               (iii) Buyer will grant and warrant access to the affected Properties after Closing to Seller and third parties conducting assessments or remediation, to the extent and as long as necessary to conduct and complete the assessment or remediation work, to remove equipment and facilities, and to perform any other activities reasonably necessary in connection with assessment or remediation.

               (iv) Buyer will use its best efforts not to interfere with Seller's ingress and egress or assessment or remediation activities. Seller shall make reasonable efforts to perform the work so as to minimize disruption to Buyer's business activities and to the Properties.

               (v) Seller shall continue remediation of the Condition until the first of the following occurs:

                    (1) The appropriate governmental authorities provide written notice to Seller or Buyer that no further remediation of the Condition is required;

                    (2) The parties agree that the Condition has been remediated to the state required by the Environmental Laws or as agreed by the parties.

                    Upon the occurrence of either (1) or (2) above, Seller shall notify Buyer that remediation of the Condition is complete and provide a copy of the notification described in (1) above, if applicable. Upon delivery of Seller's notice, Seller shall be released from all liability and have no further obligations under any provisions of this Agreement in connection with a Condition.

               (vi) Until Seller completes remediation of a Condition, Seller and Buyer will each notify the other of any pending or threatened claim, action, or proceeding by any authority or private party that relates to or would affect the environmental condition, the assessment, or the remediation of the affected Properties.

               (vii) After Buyer takes over as operator, and before Seller has completed remediation of a Condition, if a leak, spill, or discharge of any material or substance ("Occurrence") occurs on the affected Properties, or any part of them, Buyer will promptly notify Seller and act promptly to minimize the effects of the Occurrence. If a spill, leak, or discharge occurs and Seller determines that it may affect the area where Seller is conducting remediation or assessment, Buyer will hire a consultant (who must be acceptable to Seller) to assess the effect of the Occurrence on the environmental condition of the affected Properties, and the cost of Seller's remediation work and the cost of the additional work required as the result of the Occurrence. Unless the Occurrence was caused solely by Seller, Buyer will be responsible for the incremental cost of remediating the impact of the Occurrence. If Seller's remediation is expanded to incorporate remediation of the Occurrence, Buyer will promptly pay its share of costs and expenses to Seller as the work is performed, within thirty (30) days of receipt of invoices for the work (with supporting documentation). Payments not made timely will bear interest at a rate of twelve percent (12%) per annum or the maximum lawful rate, whichever is less, compounded daily from the date of Buyer's receipt of the invoice until paid.

               If the cost of the additional work equals or exceeds the cost to complete the remediation which would have been incurred but for the Occurrence, Seller will pay Buyer the cost that would have been incurred by Seller to complete the remediation but for the Occurrence. As consideration for this payment, Buyer will accept the environmental condition of the affected Properties as they exist on the date of the payment, assume full responsibility for remediating the affected Properties and related off-site contamination in accordance with this Agreement, and agrees to release, not to sue, indemnify, hold harmless, and defend Seller as to claims and liabilities arising from the Occurrence to the same extent as described in Sections 17., 18., and 20.

               (viii) If Seller undertakes remediation as to any Properties in which Seller's ownership was less than 100%, and provided that the expense(s) incurred by Seller in such remediation are fair and reasonable, Buyer will bill the other working interest owners for their share of the remediation expenses. Regardless of whether Buyer recoups any amount from the other working interest owners, Buyer will refund to Seller, within sixty (60) days of each Seller invoice, with documentation, any amounts expended by Seller over the amount attributable to Seller's former working interest share.

               (ix) If Seller will assess or remediate the affected Properties after Closing, the Assignment and Bill of Sale or other recordable instrument will restate the rights and obligations of this section.

     10. DISPOSAL OF MATERIALS, SUBSTANCES, AND WASTES; COMPLIANCE WITH LAW. Buyer will store, handle, transport, and dispose of or discharge all materials, substances, and wastes from the Properties (including produced water, drilling fluids, NORM, and other wastes), whether present before or after the Effective Date, in accordance with applicable local, state, and federal laws and regulations. Buyer will keep records of the types, amounts, and location of materials, substances, and wastes that are stored, transported, handled, discharged, released, or disposed of onsite and offsite. When any lease terminates, an interest in which has been assigned under this Agreement, Buyer will undertake additional testing, assessment, closure, reporting, or remedial action with respect to the Properties affected by the termination as is necessary to satisfy all local, state, or federal requirements in effect at that time and necessary to restore the Properties. Buyer shall assume full responsibility for the operations conducted pursuant to this Section 10. and agrees to release, not to sue, indemnify, hold harmless, and defend Seller as to all claims and liabilities arising therefrom to the same extent as described in Sections 17., 18., and 20.

     11.  CERTAIN PRICE ADJUSTMENTS TO THE BASE PURCHASE PRICE.

          (a) If Buyer presents Asserted Defects to Seller as a part of the due diligence reviews provided for in Section 8. above, and if Seller is unable or unwilling to cure such Asserted Defects prior to Closing, or if Buyer has elected to treat a Property affected by a casualty loss pursuant to Section 22. as if it were a Property affected by an Asserted Defect, then an appropriate adjustment to the Base Purchase Price to account for such Asserted Defects shall be made as follows:

               (i) Buyer and Seller shall attempt to agree upon an appropriate adjustment to the Base Purchase Price to account for an Asserted Defect which Seller either is unable or unwilling to cure prior to Closing, and those Properties, or any part thereof, associated with the Asserted Defect shall be excluded from this Agreement and any rights of Buyer hereunder to such Properties shall terminate.

               (ii) If Buyer and Seller are unable to agree upon an appropriate adjustment with respect to an Asserted Defect which affects Seller's interest in any Property falling in either Category A or B as shown on Exhibit E, adjustments shall be made as follows:

               Determine the value of all wells contained in the Unit in which the Property affected by the Asserted Defect falls by using the following equation and solve for V. "Unit" as used herein shall mean a drilling and spacing unit as determined by order or rule of the Wyoming Oil & Gas Conservation Commission or as otherwise permitted by law, or the Participating Area affected by the Asserted Defect.

                    V/T = PVW/PVC

                    T = Total amount ($) allocated to category containing Unit as shown
               on Exhibit E.

                    PVW = BFIT PV @ 10% (Future net income before income taxes discounted at ten percent (10%)) of total proved reserves in all wells in Unit as contained in the Ryder-Scott Report.

                    PVC = BFIT PV @ 10% (Future net income before income taxes discounted at ten percent (10%)) of total proved reserves in all wells in Category as contained in the Ryder-Scott Report.

               The Base Purchase Price shall be adjusted by the absolute value of an amount using the following formula:

                    Adjustment = V X (1-[B/C])

                    V = Value of wells as determined above.

                    B = Correct net revenue interest for all wells in Unit
               including any overriding royalty interest.

                    C = Net revenue interest, including any overriding royalty interest, as shown on Exhibit B in all wells in Unit.

               (iii) If an Asserted Defect affects Seller's interest in any Property falling in Category C and Buyer and Seller cannot mutually agree on an appropriate adjustment to the Base Purchase Price, adjustments shall be made using the following formula:

                    Adjustment = T X F/25,000

                    T = Total amount ($) allocated to Category C as shown on
               Exhibit E.

                    F = Seller's net acres affected by uncured Asserted Defect.

          (b) If it is determined that Seller's interest in a well listed on Exhibit B is greater or lesser than the interest shown for such well under the columns headed "Net Revenue Interest (NRI)" and "Overriding Royalty Interest (ORI)" on Exhibit B, then Seller or Buyer may propose an increase or decrease, as applicable, in the Base Purchase Price, in which case such increase or decrease shall be handled in the same manner as provided above with respect to adjustments for Asserted Defects; provided that the party making such determination shall notify the other party of such adjustment on or before the Defect Notice Date. Buyer shall have an affirmative obligation to disclose to Seller circumstances discovered by Buyer in its due diligence review that could result in an increase in the Base Purchase Price hereunder. No increase in the Base Purchase Price will result from any royalty reduction resulting under the Federal Royalty Reduction Program.

          (c) Notwithstanding the adjustments to be made pursuant to subsections 11.(a) and 11.(b) above, if such adjustments do not exceed $250,000 in the aggregate, no such adjustments shall be made and none of the Properties that would otherwise have been excluded pursuant to subsection 11.(a) above shall be excluded. If the adjustments to be made pursuant to subsections 11.(a) and 11.(b) above, do exceed $250,000.00, the Base Purchase Price shall be adjusted according thereto.

     12. CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS. Buyer's obligations at Closing under this Agreement are subject to each of the following conditions:

          (a) Seller's representations under this Agreement shall be true and accurate in all material respects as of the date when made and at Closing, except as to changes specifically contemplated by this Agreement or consented to by Buyer in writing.

          (b) Seller shall have performed and complied in all material respects with every covenant, agreement, and condition required by it under this Agreement prior to or at the Closing unless performance or compliance therewith shall have been waived by Buyer in writing.

          (c) If applicable, Buyer and Seller shall have received approval from the FTC under the HSR Act of the transaction contemplated by this Agreement, or shall have received notification that the waiting period under such act has been terminated, or the waiting period under such act shall have expired.

          (d) The Base Purchase Price increase or decrease resulting from the adjustments to be made pursuant to subsections 11.(a) and 11.(b) does not exceed twenty percent (20%) of the Base Purchase Price.

          (e) On the Closing Date, no material suit, action, or other proceeding against Buyer shall be pending before any court or governmental agency seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transaction contemplated by this Agreement.

If any such condition precedent to the obligations of Buyer under this Agreement is not met as of the Closing Date, and if Buyer is not in material breach of its obligations hereunder, this Agreement may be terminated at the option of Buyer. If Buyer thus terminates this Agreement, the Deposit shall be returned to Buyer and the parties shall have no further obligations to one another hereunder (other than the indemnifications contained in Sections 7.(a)(iii), 8.(c), and 21. hereof, which shall survive such termination). Notwithstanding the foregoing, if a condition set forth above, other than condition 12.(c) or 12.(d), is not met (and is asserted by Buyer as a failure of one of its conditions of Closing), and if the reasons such condition is not met relate only to some, but not all, of the Properties, failure of such condition to be met may, at the option of either Buyer or Seller, be treated as an uncured Asserted Defect and handled in accordance with the process set forth in Section 11. above.

     13. CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS. Seller's obligations at Closing under this Agreement are subject to each of the following conditions:

          (a) Buyer's representations under this Agreement shall be true and accurate in all material respects as of the date when made and at Closing, except as to changes specifically contemplated by this Agreement or consented to by Seller.

          (b) Buyer shall have performed and complied in all material respects with every covenant, agreement, and condition required by it under this Agreement prior to or at the Closing unless compliance therewith shall have been waived by Seller.

          (c) If applicable, Buyer and Seller shall have received approval from the FTC under the HSR Act of the transaction contemplated by this Agreement, or shall have received notification that the waiting period under such act has been terminated, or the waiting period under such act shall have expired.

          (d) The Base Purchase Price reduction or increase resulting from the adjustments to be made pursuant to subsections 11.(a) and 11.(b) does not exceed twenty percent (20%) of the Base Purchase Price.

          (e) On the Closing Date, no material suit, action, or other proceeding against Seller shall be pending before any court or governmental agency seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transaction contemplated by this Agreement.

If any such condition precedent to the obligations of Seller under this Agreement is not met as of the Closing Date, this Agreement may be terminated at the option of Seller. If Seller terminates this Agreement because of Buyer's failure to fulfill condition 13.(a) or 13.(b), the Deposit shall not be returned to Buyer. If Seller terminates this Agreement because of conditions 13.(c), 13.(d), or 13.(e), and Buyer is not in material default under this Agreement, the Deposit shall be returned to Buyer. Thereafter, Seller and Buyer shall have no further obligations to one another hereunder (other than the indemnifications contained in Section 7.(a)(iii), 8.(c), and 21. hereof, which shall survive such termination).

     14. THE CLOSING. If the conditions referred to in Section 12. of this Agreement (the "Conditions Precedent to Buyer's Obligations") and Section 13. of this Agreement (the "Conditions Precedent to Sellers Obligations") have been satisfied or waived, the consummation of the transaction contemplated hereby ("Closing") shall take place in the offices of Seller, at 201 Main Street, Fort Worth, Texas 76102, on May 14, 1998, at 10:00 a.m. Central Standard Time, or at such other date and time (i) as the Buyer and Seller may agree or, (ii) to which Seller may postpone the Closing pursuant to Section 8.(b) hereof (such date and time herein called the "Closing Date"). It is provided however, that Seller shall not be permitted to extend the Closing Date pursuant to Section 8(b) beyond July 14, 1998, unless Buyer consents.
At the Closing:

          (a)  Seller shall:

               (i) Execute, acknowledge, and deliver to Buyer a conveyance of the Properties (the "Assignment and Bill of Sale"), which shall include a warranty of title as against claims arising by through or under Seller, and not otherwise, and in the form attached hereto as Exhibit C (with Exhibits A and B attached thereto), effective as of seven o'clock a.m., (7:00 a.m.) Mountain Standard Time on June 1, 1998, (herein called the "Effective Date");

               (ii) Execute (and, where required, acknowledge) and deliver to Buyer forms of conveyance or assignment as required by the applicable authorities for transfers of interests in state or federal leases included in the Properties;

               (iii) Execute and deliver to Buyer letters in lieu of transfer orders (or similar documentation), in form acceptable to both parties;

               (iv) If Buyer requests, deliver to Buyer an affidavit or other certification (as permitted by the Internal Revenue Code of 1986, as amended) that Seller is not a "foreign person" within the meaning of Section 1445 (or similar provisions) of such code (i.e., Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate, as those terms are defined in such code and regulations promulgated thereunder);

               (v) With respect to Properties operated by Seller and to the extent available, deliver to Buyer all requisite consents of non-operators under any operating agreement naming Buyer as successor operator; and copies of such requests for consent which were sent but not obtained prior to Closing;

               (vi) Deliver to Buyer resignations of operator and/or Changes of Operator/Owner Forms properly executed on behalf of Seller for all Seller-operated wells acquired by Buyer; and, any other forms required by governmental authorities having jurisdiction which must be initiated by Seller to change the operator from Seller to Buyer as of the Effective Date; and,

               (vii) Certificates in form and substance satisfactory to Seller, effective as of the Closing Date and executed by Seller's duly authorized officer, partner, or owner, as appropriate, to the effect that (1) Seller has all requisite corporate, partnership, or other power and authority to sell the Properties on the terms of this Agreement and to perform its other obligations under this Agreement and has fulfilled all corporate, partnership, or other prerequisites to closing this transaction, and (2) each individual executing the closing documents has the authority to act on behalf of Seller.

               (viii) Deliver possession of the Properties to Buyer as of the Effective Date.

          (b)  Buyer shall:

               (i) Deliver to Seller, by wire transfer to an account designated by Seller in a bank located in the United States, an amount payable in United States dollars equal to the amount as set forth on the Closing Settlement Statement as provided for in Section 16.(c) below;

               (ii)  Deliver to Seller, except to the extent waived by Seller:

          (A) Evidence of compliance with the requirements of all laws, rules, and regulations relating to the transfer of operatorship from Seller to Buyer;

          (B) Evidence of Buyer's bond coverage as required by all laws, rules, and regulations, or that a cash deposit, certificate of deposit, letter of credit, or some other permitted financial security has been accepted by the proper regulatory agency for each well requiring such coverage;

          (C) Evidence of compliance with the requirements of all laws, rules, and regulations that Buyer is qualified to succeed to Seller's interest in the Properties; and,

          (D) Certificates in form and substance satisfactory to Seller, effective as of the Closing Date and executed by Buyer's duly authorized officer, partner, or owner, as appropriate, to the effect that (1) Buyer has all requisite corporate, partnership, or other power and authority to purchase the Properties on the terms of this Agreement and to perform its other obligations under this Agreement and has fulfilled all corporate, partnership, or other prerequisites to closing this transaction, and (2) each individual executing the closing documents has the authority to act on behalf of Buyer.

          (iii) Execute such forms and take such other steps as Seller may reasonably require to (A) succeed Seller with respect to the Properties under the rules and regulations of applicable authorities and (B) assume any and all liabilities of Seller with respect to the wells described on Exhibit B; and,

          (iv)  Take possession of the Properties.

     15. AFTER CLOSING. Within thirty (30) days after Closing, Seller shall make available for delivery to Buyer at Seller's offices all of Seller's lease files, abstracts and title opinions, division order files, production records, well files, copies of accounting records (but not including general financial accounting or tax accounting records), and other similar files and records that directly relate to the Properties. Notwithstanding the foregoing, Seller shall not be required to deliver to Buyer materials that Seller considers proprietary or confidential or that Seller legally cannot provide to Buyer without breaching, or risking a breach of, confidentiality agreements with other parties. It is expressly understood that Buyer is not entitled to acquire any records except as expressly provided in Section 1. hereof. Seller may retain such files, or copies thereof, or such information as it deems necessary for all purposes, including but not limited to, preparing a Final Settlement Statement as provided in Section 16., or for purposes of filing tax returns covering the Properties. Any files or materials retained by Seller after Closing pursuant hereto, shall be sent to Buyer as soon as reasonably practicable after final payment is made in accordance with the Final

Settlement Statement. Seller may, at its own expense, have access to and make copies of all, or any part thereof, of the files and records provided Buyer hereunder at reasonable times and upon reasonable notice during regular business hours for as long as the Properties remain in effect.

As to those wells which Seller is disbursing proceeds of production, Seller shall continue to collect proceeds of production as long as it remains operator and shall be responsible for making disbursements, in accordance with its normal procedures (and at normal times), of such proceeds of production so collected to the parties entitled to same, with any proceeds of production thereafter collected by Seller to be forwarded promptly to its successor as operator.

Provided Buyer succeeds Seller as operator, Buyer shall become responsible for all disbursements of proceeds of production and such disbursement activities shall be included in the matters that Buyer assumes and with respect to which Buyer indemnifies Seller under Section 17 below.

SELLER GIVES NO ASSURANCE HEREUNDER THAT BUYER SHALL SUCCEED SELLER AS OPERATOR OF ANY PROPERTY WHERE PARTIES OTHER THAN SELLER OWN INTERESTS IN SUCH PROPERTY. It is understood that in most (if not all) of the operating agreements affecting the Properties, Seller does not have the right to transfer operations of the leasehold interests subject thereto to Buyer. However, Seller shall use its best efforts to secure consent from all non-operators naming Buyer as Operator under such operating agreements prior to Closing, to be effective on the Closing Date and provided Closing takes place. After Closing, Buyer shall use its best efforts to comply with the terms of any operating agreements to name a successor operator thereunder for which Seller was unable to obtain prior to Closing. Upon obtaining consent from non-operators naming Buyer as successor operator, Seller and Buyer promptly shall file all forms required by any governmental agency having authority, to change the operator from Seller to Buyer.

Seller shall operate the Seller-operated Properties until the Effective Date and thereafter, if necessary, until such time as provided under the applicable operating agreement, plan of unitization, or law requires. As soon as practicable thereafter, operations shall be turned over to, and become the responsibility of, Seller's successor as Operator To the extent Seller so operates any Property after the Effective Date, its obligations to Buyer with respect to such operations shall be no greater than those that it would have to a non-operator under the applicable operating agreement. In the absence of an operating agreement, those terms and provisions contained in the AAPL 610 (1382 Revision) form Operating Agreement shall apply. THE PARTIES RECOGNIZE THAT, UNDER SUCH AGREEMENTS AND SUCH FORM OF AGREEMENT, THE OPERATOR IS NOT RESPONSIBLE TO THE OTHER PARTIES THERETO FOR ITS OWN NEGLIGENCE AND HAS NO RESPONSIBILITY TO SUCH OTHER PARTIES OTHER THAN FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

As to all wells acquired by Buyer hereunder which Seller continues to operate on behalf of Buyer and for Buyer's account after the Effective Date because a successor operator has not been approved by the requisite governmental authority, or consent of non-operators has not been obtained, by mutual agreement or otherwise, Seller will be paid the producing well overhead rates shown in the operating agreement applicable to such wells and if there is no such established rate, Buyer shall pay Seller for its proportionate share thereof based upon the rate of five hundred dollars ($500.00) per month, or any part thereof, for each well.

     16.  CERTAIN ACCOUNTING ADJUSTMENTS TO THE PURCHASE PRICE.

          (a) Appropriate adjustments to the Purchase Price shall be made between Buyer and Seller to reflect the following:

               (i) All rights to proceeds, receipts, reimbursements, credits, and income attributable to the Properties and accruing before the Effective Time, as defined below, shall be the property of Seller. All proceeds, receipts, credits, income, and charges attributable to the Properties acquired by Buyer hereunder and accruing on and after the Effective Time shall be the property of Buyer. As to Properties operated by Seller and purchased by Buyer hereunder and concerning accounts held in suspense, Seller will pay in full the royalty accounts that were suspended because the amount due is less than the statutory or contractual minimum for payment. As to all other suspended accounts, if any, Seller shall transfer to its successor as operator all monies held in a suspended account which were received for production produced from or allocated to the Properties on and after the Effective Time. As to proceeds received for production produced from or allocated to the Properties before the Effective Time and held in a suspense account at Buyer's option, Seller may either: 1) Retain the suspended amounts after Closing and, upon proof satisfactory to Seller, release the money to the proper party; or, 2) Transfer the suspended amounts to Buyer for future disbursement. Once suspended amounts have been transferred to Buyer for future disbursement, Buyer agrees to be responsible for disbursing the suspended monies to the proper parties and shall release, indemnify, defend, and hold harmless the Seller Group from any and all claims, actions, causes of action, liabilities, damages, losses, costs, or expenses (including, without limitation, court costs and attorneys' fees), arising out of or in any way connected with making such disbursements, or failure to make a disbursement.

               (ii) Seller shall be responsible for and pay (A) all charges and invoices for costs and expenses (including, without limitation, lease maintenance payments, drilling and operating expenses, capital expenditures, and overhead charges) accruing before the Effective Time and attributable to the Properties and (B) necessary royalty disbursements of proceeds realized from the sale of production produced from and allocated to the Properties before the Effective Time. Buyer shall be responsible for payment of (C) all charges and invoices for costs and expenses (including, without limitation, lease maintenance payments, drilling and operating expenses, capital expenditures, and overhead charges) accruing on and after the Effective Time and attributable to the Properties acquired hereunder and (D) necessary royalty disbursements of proceeds realized from the sale of production produced from and allocated to the Properties acquired hereunder on and after the Effective Time. All payments made by Seller for items under (C) above for which Buyer is responsible shall be reimbursed by Buyer. Seller shall reimburse Buyer for all monies received by Seller from non-operators as payment of Seller's invoices for the operations of the wells described on Exhibit B for periods on and after the Effective Time.

               (iii) Seller will be credited with an amount equal to the simple interest accrued on the Adjusted Purchase Price for the period beginning with the Closing Date and continuing through the Effective Date at seven percent (7%) simple annual interest calculated as follows:

                    INTEREST = Adjusted Purchase Price x number of days from
                               closing to Effective Date x 7% divided by 365;

               The amount of interest credited to the Buyer will not exceed $250,000.00 regardless of the above calculation, and further such credit shall be only be applied if Closing occurs before the Effective Date.

          (b)  In making such adjustments, the Parties agree that:

               (i) Seller will cause such oil storage facilities which store oil produced from the Properties to be gauged or strapped as of 7:00 a.m. Mountain Standard Time on the Effective Date, herein also referred to as the Effective Time. Seller also has caused the gas production meter charts (or if such do not exist, the sales meter charts) on the pipelines transporting gas production from the Properties to be read as of the Effective Time. The results of such gauging, strapping, or chart reading are conclusive and shall be made available to Buyer. The production in such storage facilities or through such meters on the gas pipelines as of the Effective Time shall be owned by Seller; and, thereafter, production placed in such oil storage facilities and gas production passing through the aforesaid meters on the pipelines shall be owned by Buyer, insofar as to the interests subject hereto as of Closing.

               (ii) All ad valorem, severance, production and similar taxes applicable to the Properties shall be prorated between Seller and Buyer as of the Effective Date. Therefore, all such taxes for 1997 and prior years and for the portion of 1998 prior to the Effective Date levied against the Properties shall be borne and paid by Seller; and, all ad valorem and similar taxes for the remainder of 1998 and thereafter levied against the Properties shall be borne and paid by Buyer, irrespective if the amount levied is based on the previous year's production or any other basis.

               (iii) Where Seller owns one-hundred percent (100%) of the working interest under a well and there is no overhead charge for determining the overhead expense to be charged to Buyer on and after the Effective Date, the overhead charge shall be deemed to be five hundred dollars ($500.00) per month, or any part thereof, per well.

               (iv)  Each party shall be responsible for its own income taxes.

          (c) With respect to matters that can be determined as of Closing, Seller shall prepare, in accordance with the provisions of this Agreement and with generally accepted accounting principles, a statement (the "Closing Settlement Statement") setting forth each adjustment to the Base Purchase Price to the best of Seller's knowledge, whether upward or downward, as may be required in accordance herewith. Seller shall submit to Buyer the Closing Settlement Statement no later than five (5) days prior to the Closing Date and shall afford Buyer access to Seller's records pertaining to the computation of the Closing Settlement Statement. Prior to the Closing, Buyer and Seller will agree upon the adjustments stated therein to be made to the Purchase Price, or will specify the adjustments to which there are differences and the adjustments to be omitted therefrom. Only the agreed upon adjustments shall be taken into account in computing the adjustments to be made to the Purchase Price at Closing. Final adjustments to the Purchase Price to be made hereunder shall be made within one hundred-twenty (120) days after the Closing Date for all matters other than Asserted Defects according to
          (d) hereinbelow as follows:

          (d) As soon as practicable after the Closing, and in no event later than sixty (60) days following the Closing Date, Seller shall deliver to Buyer, in accordance with the provisions of this Agreement and with generally accepted accounting principles, a statement ("Final Settlement Statement") setting forth each adjustment under this Agreement which was not determined as of the Closing. Within sixty
          (60) days after Buyer's receiving the Final Settlement Statement, the Parties shall agree upon the adjustments and payments stated in such Final Settlement Statement, and the net of such adjustments and payments shall be paid in cash to the appropriate Party by the other Party within five (5) days following agreement as to the Final Settlement Statement. If the Parties fail to reach agreement as to all adjustment within said sixty (60) day period, the net amount of all undisputed adjustments shall be paid and any remaining disputed items shall be submitted for determination by a nationally recognized firm of public accountants selected by the parties, whose decision shall be final and binding. The parties shall share equally the costs of such determination.

     17.  ASSUMPTION AND INDEMNIFICATION. UPON DELIVERY TO AND

ACCEPTANCE BY BUYER OF THE ASSIGNMENT AND BILL OF SALE, BUYER SHALL BE DEEMED TO HAVE ASSUMED, TO PAY AND PERFORM TIMELY, ALL DUTIES, EXPENSES, OBLIGATIONS, LOSSES, HAZARDS AND LIABILITIES RELATING TO THE OWNERSHIP OR OPERATION OF THE PROPERTIES ARISING ON AND AFTER THE EFFECTIVE DATE (INCLUDING, WITHOUT LIMITATION, THOSE ARISING UNDER OR BY VIRTUE OF ANY LEASE, CONTRACT, AGREEMENTS, DOCUMENT, PERMIT OR RULE, OR DELAY IN OBTAINING APPROVAL OF FEDERAL OR STATE ASSIGNMENTS); AND, TO RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS THE SELLER GROUP FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, LIABILITIES, LOSSES, DAMAGES, COSTS, OR EXPENSES (INCLUDING COURT COSTS AND ATTORNEYS' FEES) OF ANY KIND OR CHARACTER ARISING OUT OF OR OTHERWISE RELATING TO THE OWNERSHIP OR OPERATION OF THE PROPERTIES ON AND AFTER THE EFFECTIVE DATE. IN CONNECTION WITH (BUT NOT IN LIMITATION OF) THE FOREGOING, IT IS SPECIFICALLY UNDERSTOOD AND AGREED THAT MATTERS ARISING OUT OF OR OTHERWISE RELATING TO THE OWNERSHIP OR OPERATION OF THE PROPERTIES ON AND AFTER THE EFFECTIVE DATE SHALL BE DEEMED TO INCLUDE ALL MATTERS ARISING OUT OF THE STATUS AND THE CONDITION OF THE PROPERTIES ON THE EFFECTIVE DATE INCLUDING, WITHOUT LIMITATION, ALL OBLIGATIONS TO PROPERLY PLUG AND ABANDON WELLS LOCATED ON THE PROPERTIES, TO RESTORE THE SURFACE OF THE PROPERTIES TO AS NEAR ITS ORIGINAL CONDITION AS PRACTICABLE AND TO COMPLY WITH, OR BRING THE PROPERTIES INTO COMPLIANCE WITH, APPLICABLE ENVIRONMENTAL LAWS AND REGULATIONS, INCLUDING ALL LIABILITY AND EXPENSE FOR ANY RESTORATION, REMEDIATION, CLEAN-UP, DISPOSAL OF WASTE, OR REMOVAL THAT MAY BE INCURRED AS A RESULT OF THE EXISTENCE OR DISCOVERY OF NATURALLY OCCURRING RADIOACTIVE MATERIALS, OR OTHER HAZARDOUS OR DELETERIOUS SUBSTANCES IN, ON, UNDER OR ASSOCIATED WITH THE PROPERTIES, REGARDLESS OF WHEN THE EVENTS OCCURRED THAT GIVE RISE TO SUCH CONDITION, AND THE ABOVE PROVIDED FOR ASSUMPTIONS AND INDEMNIFICATIONS BY BUYER SHALL EXPRESSLY COVER AND INCLUDE SUCH MATTERS. THE FOREGOING ASSUMPTIONS AND INDEMNIFICATIONS SHALL APPLY WHETHER OR NOT SUCH DUTIES, OBLIGATIONS, OR LIABILITIES, OR SUCH CLAIMS, ACTIONS, CAUSES OF ACTION, LIABILITIES, DAMAGES, LOSSES, COSTS, OR EXPENSES ARISE OUT OF (i) NEGLIGENCE (INCLUDING SOLE NEGLIGENCE, SIMPLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE OR PASSIVE NEGLIGENCE, OR OTHERWISE, BUT EXPRESSLY NOT INCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF SELLER GROUP OR ANY OTHER INDEMNIFIED PARTY, OR (ii) STRICT LIABILITY.

     18. ENVIRONMENTAL ASSESSMENT AND INDEMNIFICATION BY BUYER. BUYER EXPRESSLY ACKNOWLEDGES THAT IT HAS MADE AN ENVIRONMENTAL ASSESSMENT OF THE PROPERTIES, OR WILL BE GIVEN THE OPPORTUNITY TO DO SO SUBJECT TO THE TERMS OF THIS AGREEMENT. BUYER HEREBY AGREES TO ASSUME THE RISKS THAT THE PROPERTIES MAY CONTAIN WASTE MATERIALS OR HAZARDOUS SUBSTANCES, AND THAT ADVERSE PHYSICAL CONDITIONS, INCLUDING BUT NOT LIMITED TO THE PRESENCE OF WASTE MATERIALS OR HAZARDOUS SUBSTANCES OR THE PRESENCE OF UNKNOWN ABANDONED OIL AND GAS WELLS, WATER WELLS, SUMPS AND PIPELINES, MAY EXIST IN, ON, OR UNDER THE PROPERTIES AS OF THE EFFECTIVE DATE, ALL RESPONSIBILITY AND LIABILITY RELATED TO ALL SUCH CONDITIONS, WHETHER KNOWN OR UNKNOWN, WILL BE TRANSFERRED FROM SELLER TO BUYER. BUYER ASSUMES FULL RESPONSIBILITY FOR, AND AGREES TO INDEMNIFY, HOLD HARMLESS AND DEFEND SELLER FROM AND AGAINST ALL LOSS, LIABILITY, CLAIMS, FINES, EXPENSES, COSTS (INCLUDING ATTORNEYS' FEES AND EXPENSES) AND CAUSES OF ACTION CAUSED BY OR ARISING OUT OF ANY FEDERAL, STATE OR LOCAL LAWS, RULES, ORDERS AND REGULATIONS

APPLICABLE TO ANY NATURALLY OCCURRING RADIOACTIVE MATERIALS, WASTE MATERIAL OR HAZARDOUS SUBSTANCES ON OR ASSOCIATED WITH THE PROPERTIES OR THE PRESENCE, DISPOSAL, RELEASE OR THREATENED RELEASE OF ALL NATURALLY OCCURRING RADIOACTIVE MATERIALS, WASTE MATERIAL OR HAZARDOUS SUBSTANCES FROM THE PROPERTIES INTO THE ATMOSPHERE OR INTO OR UPON LAND OR ANY WATER COURSE OR BODY OF WATER, INCLUDING GROUND WATER, WHETHER OR NOT ATTRIBUTABLE TO SELLER'S ACTIVITIES OR THE ACTIVITIES OF THIRD PARTIES (REGARDLESS OF WHETHER OR NOT SELLER WAS OR IS AWARE OF SUCH ACTIVITIES) PRIOR TO, DURING OR AFTER THE PERIOD OF SELLER'S OWNERSHIP OF THE PROPERTIES. THIS INDEMNIFICATION AND ASSUMPTION SHALL ALSO APPLY TO LIABILITY FOR VOLUNTARY ENVIRONMENTAL RESPONSE ACTIONS UNDERTAKEN PURSUANT TO THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT (CERCLA) OR ANY OTHER FEDERAL, STATE OR LOCAL LAW.

     19. DISCLAIMER OF WARRANTIES. THE PROPERTIES SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY AS TO, DESCRIPTION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS, OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE, OR OTHERWISE. BUYER SHALL HAVE INSPECTED, OR WAIVED (AND AS OF THE DEFECT NOTICE DATE SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE PROPERTIES FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING, BUT NOT LIMITED TO, CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE, OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS, OR OTHER MANMADE FIBERS OR NATURALLY OCCURRING RADIOACTIVE MATERIALS ("NORM") IN, ON, OR UNDER THE PROPERTIES. BUYER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE PROPERTIES, AND BUYER SHALL, EXCEPT AS PROVIDED OTHERWISE HEREIN, ACCEPT ALL OF THE SAME "AS IS, WHERE IS". WITHOUT LIMITATION OF THE FOREGOING, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION, OR MATERIALS NOW, HERETOFORE, OR HEREAFTER FURNISHED OR MADE AVAILABLE TO BUYER IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, PRICING ASSUMPTIONS OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES OR THE ABILITY OR POTENTIAL OF THE PROPERTIES TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE PROPERTIES OR ANY OTHER MATTERS CONTAINED IN THE PROPRIETARY DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO BUYER BY SELLER OR BY SELLER'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION, AND OTHER MATERIALS (WRITTEN OR
ORAL) FURNISHED BY SELLER OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO BUYER ARE PROVIDED TO BUYER AS A CONVENIENCE AND SHALL NOT CREATE NOR GIVE RISE TO ANY LIABILITY OF OR AGAINST SELLER, AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYER'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

     20. BUYER'S COVENANT NOT TO SUE SELLER GROUP. Except to enforce the provisions of this Agreement or the responsibilities and liabilities of Seller for claims, costs and expenses with respect to the Properties prior to the Effective Date according to Section 17., Buyer covenants not to sue Seller Group with regard to any claim or liability relating to the Properties, or this transaction, regardless of when or how the claim or liability arose or arises or whether the claim or liability was foreseeable or unforeseeable. BUYER'S COVENANT NOT TO SUE SELLER GROUP INCLUDES CLAIMS AND LIABILITIES RESULTING IN ANY WAY FROM THE NEGLIGENCE OR STRICT LIABILITY OF SELLER GROUP, WHETHER THE NEGLIGENCE OR STRICT LIABILITY IS ACTIVE, PASSIVE, JOINT, CONCURRENT OR SOLE.

     21. COMMISSIONS. Seller agrees to indemnify and hold harmless Buyer, its parent and subsidiary companies and other affiliates, and their directors, officers, employees, and agents from and against any and all claims, obligations, actions, liabilities, losses, damages, costs, or expenses (including court costs and attorneys' fees) of any kind or character arising out of or resulting from any agreement, arrangement, or understanding by, or on behalf of, Seller with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Buyer agrees to indemnify and hold harmless Seller Group from and against any and all claims, obligations, actions, liabilities, losses, damages, costs, or expenses (including court costs and attorneys' fees) of any kind or character arising out of or resulting from any agreement, arrangement, or understanding by, or on behalf of, Buyer with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

     22. CASUALTY LOSS. If the Properties are damaged by fire or other casualty prior to the Closing, this Agreement shall remain in full force and effect, and (unless Buyer and Seller shall otherwise agree) in such event as to each such damaged Property that Seller, in its sole discretion, elects not to repair, Buyer either may treat such Property as if it had an Asserted Defect or elect not to adjust the Purchase Price therefor. If Buyer elects hereunder to treat the damaged Property as if it had an Asserted Defect, the procedure provided for in Section 11. shall apply to such Property, and all rights to insurance proceeds and claims against third parties related thereto shall belong to Seller. If Buyer elects hereunder not to adjust the Purchase Price for such damaged Property, and if Seller is entitled to any claims under an insurance policy with respect to such damage, Seller shall either collect and pay over, or assign, such insurance claims to Buyer. Buyer shall then take title to such Property without reduction of the Purchase Price. If Seller elects to repair a damaged Property, all rights to insurance proceeds and claims against third parties related thereto shall belong to Seller.

     23. NOTICES. All notices and other communications required or permitted under this Agreement shall be in writing, unless otherwise specifically provided herein, and shall be delivered by recognized commercial courier or delivery service (which provides a receipt), by facsimile (with receipt acknowledged), or by registered or certified mail (postage prepaid), at the following addresses:

     If to Buyer:   Continental Resources, Inc.
                    P.O. Box 1032
                    Enid, Oklahoma 73702
                    Attn: Land Manager
                    Fax No. (405) 548-5182

     If to Seller:  Bass Enterprises Production Co.
                    210 Main Street
                    Fort Worth, Texas 76102
                    Attn: W. Frank McCreight
                    Fax No. (817) 390-8893

All such notices and communications shall be considered delivered on the date of receipt. Buyer or Seller may specify as its proper address any other address within the continental United States by giving notice to the other party, in the manner provided in this Section.

     24. SURVIVAL OF PROVISIONS. All representations, warranties, and indemnifications made herein, except as to any warranty of title by Seller, shall survive the Closing and the delivery of the Assignment and Bill of Sale. All obligations hereunder not satisfied at Closing shall survive Closing and delivery of the Assignment and Bill of Sale to the extent the Parties intend for such obligations to be satisfied after Closing. Buyer shall have until the Defect Notice Date in which to satisfy itself as! to the quantity and quality of Seller's title to the Properties.

     25.  MISCELLANEOUS MATTERS.

          (a) FURTHER ASSURANCES. After the Closing, Seller and Buyer shall execute and deliver, and shall otherwise cause to be executed and delivered, from time to time, such further instruments, notices, division orders, transfer orders, and other documents, and do such other and further acts and things as may be reasonably necessary more fully and effectively to grant, convey, and assign the Properties to Buyer.

          (b) ASSIGNABILITY. Except as provided below, neither party shall have the right to assign its rights under this Agreement without the prior written consent of the other party, and any such assignment in violation of this provision shall be void.

          (c) GAS BALANCES. Seller represents that there are no gas imbalances or make-up obligations affecting or relating to any of the properties.

          (d) WAIVER AND REPRESENTATION: TO THE EXTENT APPLICABLE TO THE TRANSACTION CONTEMPLATED HEREBY, OR ANY PORTION THEREOF, BUYER WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES ACT, CHAPTER 17, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE (OTHER THAN
          SECTION 17.555 WHICH IS NOT WAIVED), TEXAS BUSINESS AND COMMERCE CODE. In connection with such waiver, Buyer hereby represents and warrants to Seller that Buyer (a) is in the business of seeking or acquiring by purchase or lease, goods or services for commercial or business use,
          (b) has assets of Twenty Five Million Dollars ($25,000,000.00) or more according to its most recent financial statement, (c) has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the transaction contemplated hereby, and (d) is not in a significantly disparate bargaining position.

          (e) CONFIDENTIALITY AGREEMENT. Until Closing, any Confidentiality Agreement executed by Buyer and Seller in connection with the transaction contemplated hereby remains in full force and effect and is not superseded or modified by this Agreement.

          (f) PRIOR ENTIRE UNDERSTANDING/HEADINGS/GENDER. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the parties with respect to such subject matter, except as provided above with respect to any Confidentiality Agreement. The headings contained in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Within this Agreement, words of any gender shall be held and construed to cover any other gender, and words in the singular shall be held and construed to cover the plural, unless the context otherwise requires. Time is of the essence in this Agreement.

          (g) AMENDMENTS. This Agreement may be amended, modified, supplemented, restated, or discharged (and provisions hereof may be waived) only by an instrument executed by both Parties.

          (h) ASSOCIATED EXPENSES. Each party shall bear and pay all expenses it incurred and that are associated with the transaction contemplated by this Agreement. Payment of recording fees, filing fees, documentary stamp taxes, all sales taxes (if any, plus penalty and interest) and any other fees and taxes imposed on the Properties on and after the Effective Date, excluding Seller's income taxes, shall be paid by Buyer.

          (i) SUCCESSORS AND ASSIGNS. This Agreement shall be binding on the parties hereto and their respective heirs, successors, representatives, and assigns.

          (j) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one (1) and the same instrument. It shall not be necessary for both parties to sign the same counterpart.

          (k) ENFORCEABILITY. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND BY THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT, TO THE EXTENT THE LAW OF A STATE IN WHICH THE PROPERTIES ARE LOCATED NECESSARILY GOVERNS, THE LAW OF SUCH STATE SHALL, TO SUCH EXTENT, APPLY TO THE PROPERTIES.

          (l) PUBLICITY. Prior to Closing, Buyer shall not issue any publicity or press release concerning this Agreement or the transaction contemplated hereby without the prior written consent of Seller unless, in the written opinion of legal counsel acceptable to Seller, such disclosure is required by applicable law or other applicable rules or regulations of any governmental authority or stock exchange and such publicity or press release contains no more than the minimum information necessary to comply therewith.

          (m) USE OF SELLER'S NAME. Buyer agrees that, as soon as practicable after the Closing, it shall remove or cause to be removed the names and signs used by Seller, and all variations and derivatives thereof and logos relating thereto from the Properties and shall not thereafter make any use whatsoever of such names, signs, and logos. After Closing and as to those Properties Buyer has taken over as operator, Seller reserves the right of access to confirm that Buyer has removed Seller's name, signs, and logos. If Seller is forced to remove its name, signs, and logos because Buyer has failed to do so, Seller shall charge its costs to Buyer and Buyer shall pay Seller's invoice within fifteen (15) days of receipt.

          (n) SEVERABILITY. If any term or provision of this Agreement is determined to be invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any material fashion to either Buyer or Seller. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, Buyer and Seller shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          (o) RESERVATION OF CLAIMS. Seller reserves all rights to claims, demands, cause of action, and lawsuits concerning the Properties against third parties that accrued before the Effective Date, whether discovered before or after the Effective Date, excluding any rights or claims associated with gas imbalances.

          (p) DUTY TO DEFEND. Where a party ("indemnitor") has agreed to indemnify, defend, and hold the other party ("indemnitee") harmless under this Agreement the indemnitee, at its sole option if it is the sole defendant, may elect to (a) manage its own defense, in which event the indemnitor will reimburse the indemnitee for all attorney's fees, court, and other costs reasonably incurred in defending a claim, upon delivery to the indemnitor of invoices for such expenses; or (b) allow the indemnitor to be responsible for all aspects of defense. If both parties are defendants in a claim, they shall reasonably endeavor to arrange for joint defense to minimize defense costs, but failure to reach such agreement shall in no event eliminate or limit any indemnity obligations hereunder.

          (q) EXHIBITS. All exhibits referenced herein and attached hereto are by reference incorporated into this Agreement.

     IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the date set forth above, but effective as of the Effective Date.

                              SELLERS

                              BASS ENTERPRISES PRODUCTION CO.


                              By:  /s/ W. FRANK MCCREIGHT
                                   -----------------------------------
                                       W. Frank McCreight
                                       Vice President

                              PERRY R. BASS, INC.,
                              SID R. BASS, INC.,
                              LEE M. BASS, INC.,
                              KEYSTONE, INC.,
                              THRU LINE INC.


                              By:  /s/ W. FRANK MCCREIGHT
                                   -----------------------------------
                                       W. Frank McCreight
                                       Vice President of all named corporations

                              GOLIAD PARTNERS, L.P.
                              By its Managing Partners
                              PRB-GP, Inc.
                              LMB-GP, Inc.
                              WPH-GP, Inc.


                              By:  /s/ W. FRANK MCCREIGHT
                                   -----------------------------------
                                       W. Frank McCreight
                                       Vice President of all named corporations

                              THE BASS MANAGEMENT TRUST


                              By:  /s/ PERRY R. BASS
                                   -----------------------------------
                                       Perry R. Bass, Trustee

                              SID R. BASS, MANAGEMENT TRUST


                              By:  /s/ SID R. BASS
                                   -----------------------------------
                                       Sid R. Bass, Trustee

                              By:  /s/ LEE M. BASS
                                   -----------------------------------
                                       Lee M. Bass

                              D W  GENPAR, INC.


                              By:  /s/ W. FRANK MCCREIGHT
                                   -----------------------------------
                                       W. Frank McCreight
                                       Vice President

                              W D. PARTNERS, L. P.
                              By DW Genpar, Inc., General Partner

                              By:  /s/ W. FRANK MCCREIGHT
                                   -----------------------------------
                                       W. Frank McCreight
                                       Vice President

                              WPH-GP, INC.


                              By:  /s/ W. FRANK MCCREIGHT
                                   -----------------------------------
                                          W. Frank McCreight
                                          Vice President

                              WORLAND ASSOCIATES, Texas General Partnership
                              By: Sid R. Bass, Inc. Managing Partner


                              By:  /s/ W. FRANK MCCREIGHT
                                   -----------------------------------
                                          W. Frank McCreight
                                          Vice President

                              WORLAND ASSOCIATES II
                              By: Sid R. Bass, Inc. Managing Partner


                              By:  /s/ W. FRANK MCCREIGHT
                                   -----------------------------------
                                          W. Frank McCreight
                                          Vice President

                              BUYER

                              CONTINENTAL RESOURCES, INC.


                              By:  /s/ HAROLD HAMM
                                   -----------------------------------
                                       Harold Hamm
                                       President

                                     EXHIBIT A
                  ASSIGNMENT AND BILL OF SALE DATED MAY 14, 1998
                              EFFECTIVE JUNE 1, 1998

                                                                            EXHIBIT
UNITS

Cottonwood Creek Unit (48 pages) . . . . . . . . . . . . . . . . . . . . . . A-1
Cottonwood Creek Field Extension (Phosphoria) Unit (23 pages). . . . . . . . A-2
No Water Creek Unit (7 pages). . . . . . . . . . . . . . . . . . . . . . . . A-3
Slick Creek Unit (11 pages). . . . . . . . . . . . . . . . . . . . . . . . . A-4
South Frisby Unit (2 pages). . . . . . . . . . . . . . . . . . . . . . . . . A-5

NON-UNITIZED ASSETS

Producing - Big Horn County (1 page) . . . . . . . . . . . . . . . . . . . . A-6
Producing - Washakie County (26 pages) . . . . . . . . . . . . . . . . . . . A-7
Non-Producing - Big Horn County (1 page) . . . . . . . . . . . . . . . . . . A-8
Non-Producing - Washakie County (4 pages). . . . . . . . . . . . . . . . . . A-9

PROSPECTS

East Lamb Prospect (2 pages) . . . . . . . . . . . . . . . . . . . . . . . . A-10
Honeycomb Prospect (2 pages) . . . . . . . . . . . . . . . . . . . . . . . . A-11
Marconi Prospect (2 pages) . . . . . . . . . . . . . . . . . . . . . . . . . A-12
N. W. Zimmerman Prospect (1 page). . . . . . . . . . . . . . . . . . . . . . A-13
South Fork Prospect (4 pages). . . . . . . . . . . . . . . . . . . . . . . . A-14
Treasure Prospect (4 pages). . . . . . . . . . . . . . . . . . . . . . . . . A-15

EASEMENTS (2 pages). . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-16


                                                                    Page 1 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                          ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER     & PERCENTAGE
---------------------------------------------------------------------------------------
       FEDERAL LANDS

2    TOWNSHIP 47 NORTH, RANGE 90 WEST                   USA W-01265         U.S.A.
     Section 7: Lots 7 and 8, E/2SW/4     158.56            HBP              All
                                                    Bass Lease 34696






4    TOWNSHIP 47 NORTH, RANGE 91 WEST                   USA W-03769         U.S.A.
     Section 1: SE/4NW/4                   40.00            HBU              All
                                                    Bass Lease 33483
     (SEE NOTE 1)





TRACT               LESSEE OF RECORD        OVERRIDING ROYALTY                WORKING INTEREST
 NO.                 & PERCENTAGE           & DECIMAL INTEREST                 & PERCENTAGE
--------------------------------------------------------------------------------------------------------
2               Goliad Partners, L.P.     Rocky Mtn. Properties          Goliad Partners, L.P.
                            43.750000%                 .01000000                       43.750000%
                Sid R. Bass, Inc.         John T. Hoenshell              Sid R. Bass. Inc.
                            18.750000%                 .00500000                       18.750000%
                Keystone, Inc.            Alice Van Arsdale              Keystone, Inc.
                            18.750000%                 .00500000                       18.750000%
                Thru Line Inc.            Byron E. Van Arsdale, Jr.      Thru Line Inc.
                            18.750000%                 .00500000                       18.750000%
                            * * * * * *                * * * * * *                     * * * * * *
4               Amoco Production Company  Harris E. Kerisch              SURFACE TO BASE OF PHOSPHORIA
                           100.000000%                 .02500000         FORMATION:

                                                                         Perry R. Bass, Inc.
                                                                                       25.000000%
                                                                         Sid R. Bass, Inc.
                                                                                       18.750000%
                                                                         Lee M. Bass, Inc.
                                                                                       18.750000%
                                                                         Keystone, Inc.
                                                                                       18.750000%
                                                                         Thru Line Inc.
                                                                                       18.750000%
                                                                                       ---------

                                                                         BELOW BASE OF PHOSPHORIA
                                                                         FORMATION:

                                                                         Amoco Production Company
                                                                                       43.525000%
                                                                         Perry R. Bass, Inc.
                                                                                       14.118750%

                                                                    Page 2 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                        NO.
 NO.      DESCRIPTION OF LAND               ACRES       SERIAL NUMBER
-------------------------------------------------------------------------
4        FEDERAL LANDS (cont'd)










5A     TOWNSHIP 47 NORTH, RANGE 91 WEST                   USA W-03995
       Section 15: NE/4, N/2SE/4            240.00            HBP
                                                      Bass Lease 33489
       (SEE NOTE 1)



















TRACT      ROYALTY OWNER      LESSEE OF RECORD            OVERRIDING ROYALTY          WORKING INTEREST
 NO.       & PERCENTAGE       & PERCENTAGE               & DECIMAL INTEREST            & PERCENTAGE
-----------------------------------------------------------------------------------------------------------------
4                                                                                     Sid R. Bass, Inc.
                                                                                                    10.589063%
                                                                                      Lee M. Bass, Inc.
                                                                                                    10.589063%
                                                                                      Keystone, Inc.
                                                                                                    10.589062%
                                                                                      Thru Line Inc.
                                                                                                    10.589062%

5A          U.S.A          Amoco Production Company    Bruce Anderson                 SURFACE TO BASE OF PHOSPHORIA
             All                  100.000000%                       .01250000         FORMATION:
                                                       Doane College
                                                                    .01250000         Goliad Partners, L. P.
                                                                                                    31.250000%
                                                                                      Sid R. Bass, Inc.
                                                                                                    18.750000%
                                                                                      Keystone, Inc.
                                                                                                    18.750000%
                                                                                      Thru Line Inc.
                                                                                                    18.750000%
                                                                                      Perry R. Bass, Inc.
                                                                                                    12.500000%
                                                                                                    ----------

                                                                                      BELOW BASE OF PHOSPHORIA
                                                                                      FORMATION:

                                                                                      Amoco Production Company
                                                                                                    43.525000%
                                                                                      Goliad Partners, L. P.
                                                                                                    17.648437%
                                                                                      Sid R. Bass, Inc.
                                                                                                    10.589063%

                                                                    Page 3 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                                      NO.
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER
--------------------------------------------------------------------------
5A     FEDERAL LANDS (CONT'D)





5B   TOWNSHIP 47 NORTH, RANGE 91 WEST                  USA W-021765
     Section 15: S/2SE/4                   80.00            HBP
                                                     Bass Leases 33490
                                                         and 33950




TRACT          ROYALTY OWNER    LESSEE OF RECORD            OVERRIDING ROYALTY                WORKING INTEREST
 NO.           & PERCENTAGE       & PERCENTAGE              & DECIMAL INTEREST                 & PERCENTAGE
------------------------------------------------------------------------------------------------------------------------
5A                                                                                        Keystone, Inc.
                                                                                                        10.589062%
                                                                                          Thru Line Inc.
                                                                                                        10.589062%
                                                                                          Perry R. Bass, Inc.
                                                                                                         7.059375%
                                                                                                        * * * * * *

5B               U.S.A.       Amoco Production Company     Bruce Anderson                 SURFACE TO BASE OF PHOSPHORIA
                  All                     28.602900%                    .01250000         FORMATION:
                              Goliad Partners, L.P.        Mary Ann Ploehm
                                          31.236232%                    .00312500         Goliad Partners, L.P.
                              Sid R. Bass, Inc.            F. Joseph Vlock                              40.174638%
                                          13.386956%                    .00312500         Sid R. Bass, Inc.
                              Keystone, Inc.               John E. Vlock                                18.750000%
                                          13.386956%                    .00312500         Keystone, Inc.
                              Thru Line Inc.               Robert C. Vlock                              18.750000%
                                          13.386956%                    .00312500         Thru Line Inc.
                                                                                                        18.750000%
                                                                                          Perry R. Bass, Inc.
                                                                                                         3.575362%
                                                                                                         ---------

                                                                                          BELOW BASE OF PHOSPHORIA
                                                                                          FORMATION:

                                                                                          Goliad Partners, L.P.
                                                                                                        35.705435%
                                                                                          Sid R. Bass, Inc.
                                                                                                        16.068478%
                                                                                          Keystone, Inc.
                                                                                                        16.068478%
                                                                                          Thru Line Inc.
                                                                                                        16.068478%

                                                                    Page 4 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
---------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)






6    TOWNSHIP 47 NORTH, RANGE 91 WEST                   USA W-03996       U.S.A
     Section 11: E/2                      320.00            HBP            All
                                                    Bass Lease 33600








7    TOWNSHIP 47 NORTH, RANGE 90 WEST                   USA W-04079       U.S.A.
     Section 6: Lots 12 and 13, E/2SW/4   478.51            HBP            All
     Section 7: Lots 5 and 6, E/2NW/4,              Bass Lease 33471
                SE/4
     (SEE NOTE 1)






8    TOWNSHIP 48 NORTH, RANGE 91 WEST                   USA W-04081     U.S.A.
     Section 35: SW/4                     160.00            HBU          All
                                                    Bass Lease 33479
     (SEE NOTE 1)

TRACT              LESSEE OF RECORD             OVERRIDING ROYALTY                 WORKING INTEREST
 NO.                 & PERCENTAGE               & DECIMAL INTEREST                  & PERCENTAGE
--------------------------------------------------------------------------------------------------------------
 5B                                                                             Amoco Production Company
                                                                                             14.301450%
                                                                               Perry R. Bass, Inc.
                                                                                              1.787681%
                                                                                             * * * * * *
6                Goliad Partners, L. P.         Bruce Anderson                 Goliad Partners, L.P.
                             31.250000%                      .01000000                       31.250000%
                 Sid R. Bass, Inc.                                             Sid R. Bass, Inc.
                             18.750000%                                                      18.750000%
                 Keystone, Inc.                                                Keystone, Inc.
                             18.750000%                                                      18.750000%
                 Thru Line Inc.                                                Thru Line Inc.
                             18.750000%                                                      18.750000%
                 Perry R. Bass, Inc.                                           Perry R. Bass, Inc.
                             12.500000%                                                      12.500000%
                             * * * * * *                                                     * * * * * *
7                Amoco Production Company       Elliott-Hall Company           Goliad Partners, L.P.
                            100.000000%                      .02500000                       31.250000%
                                                Elliott Industries             Sid R. Bass, Inc.
                                                             .02500000                       18.750000%
                                                                               Keystone, Inc.
                                                                                             18.750000%
                                                                               Thru Line Inc.
                                                                                             18.750000%
                                                                               Perry R. Bass, Inc.
                                                                                             12.500000%
                                                                                             * * * * * *

8                Amoco Production Company       Elliott-Hall Company           SURFACE TO BASE OF PHOSPHORIA
                            100.000000%                      .02500000         FORMATION:
                                                Elliott Industries
                                                             .02500000

                EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                      REVISED EXHIBIT B
                                       JANUARY 1,1998
              ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                       AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                                  WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)


9    TOWNSHIP 47 NORTH, RANGE 91 WEST                   USA W-04082          U.S.A.
     Section 17: S/2SW/4                   80.00            HBP               All
                                                     Bass Lease 33494
     (SEE NOTE 1)









TRACT           LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.            & PERCENTAGE           & DECIMAL INTEREST            & PERCENTAGE
------------------------------------------------------------------------------------------------------



                                                                    Perry R. Bass, Inc.
                                                                                  25.000000%
                                                                    Sid R. Bass, Inc.
                                                                                  18.750000%
                                                                    Lee M. Bass, Inc.
                                                                                  18.750000%
                                                                    Keystone, Inc.
                                                                                  18.750000%
                                                                    Thru Line Inc.
                                                                                  18.750000%
                                                                                  - - - - - -
                                                                    BELOW BASE OF PHOSPHORIA
                                                                    FORMATION:

                                                                    Amoco Production Company
                                                                                 43.525000%
                                                                    Perry R. Bass, Inc.
                                                                                  14.118750%
                                                                    Sid R. Bass, Inc.
                                                                                  10.589063%
                                                                    Lee M. Bass, Inc.
                                                                                  10.589063%
                                                                    Keystone, Inc.
                                                                                  10.589062%
                                                                    Thru Line Inc.
                                                                                  10.589062%
                                                                                  * * * * * *
9           Amoco Production Company Elliott-Hall Company           SURFACE TO BASE OF PHOSPHORIA
                      100.000000%                 .02500000         FORMATION:
                                     Elliott Industries
                                                  .02500000         Goliad Partners, L. P.
                                                                                  31.250000%



                                                                    Page 6 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING



TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)



10   TOWNSHIP 47 NORTH, RANGE 91 WEST                   USA W-04083     U.S.A.
     Section 9: NE/4, N/2SE4            1,920.00            HBP          All
     Section 10: All                                  Bass Lease 33487
     Section 13: All
     Section 15: W/2
     Section 24: N/2NW14
     (SEE NOTE 1)




TRACT          LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.           & PERCENTAGE           & DECIMAL INTEREST            & PERCENTAGE
---------------------------------------------------------------------------------------------------
                                                                   Sid R. Bass, Inc.
                                                                                 18.750000%
                                                                   Keystone, Inc.
                                                                                 18.750000%
                                                                   Thru Line Inc.
                                                                                 18.750000%
                                                                   Perry R. Bass, Inc.
                                                                                 12.500000%
                                                                                  - - - - - -
                                                                   BELOW BASE OF PHOSPHORIA
                                                                   FORMATION:

                                                                   Amoco Production Company
                                                                                43.525000%
                                                                   Goliad Partners, L. P.
                                                                                 17.648437%
                                                                   Sid R. Bass, Inc.
                                                                                 10.589063%
                                                                   Keystone, Inc.
                                                                                 10.589062%
                                                                   Thru Line Inc.
                                                                                 10.589062%
                                                                   Perry R. Bass, Inc.
                                                                                  7.059375%
                                                                                  * * * * * *
10         Amoco Production Company  Elliott-Hall Company          SURFACE TO BASE OF PHOSPHORIA
                     100.000000%                 .02500000         FORMATION:
                                     Elliott Industries
                                                 .02500000         Goliad Partners, L. P.
                                                                                 31.250000%
                                                                   Sid R. Bass, Inc.
                                                                                 18.750000%




                                                                    Page 7 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)



11   TOWNSHIP 47 NORTH, RANGE 91 WEST                   USA W-04084     U.S.A.
     Section 1: Lots 7 and 8, SW/4NW/4,   2,515.13          HBP          All
                SW/4                                    Bass Lease 33482
     Section 2: Lots 5 and 6, S/2NE/4
     Section 3: All
     Section 4: All
     Section 5: SW/4
     Section 12: All
     (SEE NOTE 1)



TRACT           LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.            & PERCENTAGE           & DECIMAL INTEREST            & PERCENTAGE
------------------------------------------------------------------------------------------------------
                                                                    Keystone, Inc.
                                                                                  18.750000%
                                                                    Thru Line Inc.
                                                                                  18.750000%
                                                                    Perry R. Bass, Inc.
                                                                                  12.500000%
                                                                                  - - - - - -
                                                                    BELOW BASE OF PHOSPHORIA
                                                                    FORMATION:
                                                                    Amoco Production Company
                                                                                  43.525000%
                                                                    Goliad Partners, L.P.
                                                                                  17.648437%
                                                                    Sid R. Bass, Inc.
                                                                                  10.589063%
                                                                    Keystone, Inc.
                                                                                  10.589062%
                                                                    Thru Line Inc.
                                                                                  10.589062%
                                                                    Perry R. Bass, Inc.
                                                                                   7.059375%
                                                                                  * * * * * *
11          Amoco Production Company  Elliott-Hall Company          SURFACE TO BASE OF PHOSPHORIA
                      100.000000%                 .02500000         FORMATION:
                                      Elliott Industries
                                                  .02500000         Goliad Partners, L.P.
                                                                                  31.250000%
                                                                    Sid R. Bass, Inc.
                                                                                  18.750000%
                                                                    Keystone, Inc.
                                                                                  18.750000%


                                                                    Page 8 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)




12   TOWNSHIP 47 NORTH, RANGE 91 WEST     720.00        USA W-04085     U.S.A.
     Section 21: N/2                                        HBP          All
     Section 22: N/2                                  Bass Lease 33495
     Section 24: N/2SW/4

     (SEE NOTE 1)









TRACT            LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.             & PERCENTAGE           & DECIMAL INTEREST            & PERCENTAGE
------------------------------------------------------------------------------------------------------
                                                                     Thru Line Inc.
                                                                                   18.750000%
                                                                     Perry R. Bass, Inc.
                                                                                   12.500000%
                                                                                  - - - - - -
                                                                     BELOW BASE OF PHOSPHORIA
                                                                     FORMATION:

                                                                     Amoco Production Company
                                                                                   43.525000%
                                                                     Goliad Partners, L.P
                                                                                   17.648437%
                                                                     Sid R. Bass, Inc.
                                                                                   10.589063%
                                                                     Keystone, Inc.
                                                                                   10.589062%
                                                                     Thru Line Inc.
                                                                                   10.589062%
                                                                     Perry R. Bass, Inc.
                                                                                    7.059375%
                                                                                  * * * * * *
12           Amoco Production Company  Elliott-Hall Company          SURFACE TO BASE OF PHOSPHORIA
                       100.000000%                 .02500000         FORMATION:
                                       Elliott Industries
                                                   .02500000         Goliad Partners, L.P.
                                                                                   31.250000%
                                                                     Sid R. Bass, Inc.
                                                                                   18.750000%
                                                                     Keystone, Inc.
                                                                                   18.750000%
                                                                     Thru Line Inc.
                                                                                   18.750000%


                                                                    Page 9 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)


13   TOWNSHIP 47 NORTH, RANGE 91 WEST                   USA W-04086     U.S.A.
     Section 7: SE/4                    1,600.00            HBP          All
     Section 8: All                                   Bass Lease 33486
     Section 9: NW/4, N/2SW/4,
                S/2S/2
     Section 17: NW/4, N/2SW/4, SE/4

     (SEE NOTE 1)







TRACT           LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.            & PERCENTAGE           & DECIMAL INTEREST            & PERCENTAGE
-------------------------------------------------------------------------------------------------------


                                                                    Perry R. Bass, Inc.
                                                                                  12.500000%
                                                                                  - - - - - -
                                                                    BELOW BASE OF PHOSPHORIA
                                                                    FORMATION:

                                                                    Amoco Production Company
                                                                                  43.525000%
                                                                    Goliad Partners, L.P.
                                                                                  17.648437%
                                                                    Sid R. Bass, Inc.
                                                                                  10.589063%
                                                                    Keystone, Inc.
                                                                                  10.589062%
                                                                    Thru Line Inc.
                                                                                  10.589062%
                                                                    Perry R. Bass, Inc.
                                                                                   7.059375%
                                                                                  * * * * * *
13          Amoco Production Company  Elliott-Hall Company          SURFACE TO BASE OF PHOSPHORIA
                      100.000000%                 .02500000         FORMATION:
                                      Elliott Industries
                                                  .02500000         Goliad Partners, L.P.
                                                                                  31.250000%
                                                                    Sid R. Bass, Inc.
                                                                                  18.750000%
                                                                    Keystone, Inc.
                                                                                  18.750000%
                                                                    Thru Line Inc.
                                                                                  18.750000%



                                                                   Page 10 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                       NO.                       ROYALTY OWNER
 NO.    DESCRIPTION OF LAND                ACRES       SERIAL NUMBER   & PERCENTAGE
-------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)



16   TOWNSHIP 48 NORTH, RANGE 91 WEST                   USA W-04223     U.S.A.
     Section 34: All                      720.00            HBU          All
     Section 35: E/2SE/4                              Bass Lease 33478

     (SEE NOTE 1)





TRACT            LESSEE OF RECORD        OVERRIDING ROYALTY              WORKING INTEREST
NO.               & PERCENTAGE           & DECIMAL INTEREST                 & PERCENTAGE
---------------------------------------------------------------------------------------------------
                                                                     Perry R. Bass, Inc.
                                                                                   12.500000%
                                                                                    - - - - - -
                                                                     BELOW BASE OF PHOSPHORIA
                                                                     FORMATION:

                                                                     Amoco Production Company
                                                                                   43.525000%
                                                                     Goliad Partners, L.P.
                                                                                   17.648437%
                                                                     Sid R. Bass, Inc.
                                                                                   10.589063%
                                                                     Keystone, Inc.
                                                                                   10.589062%
                                                                     Thru Line Inc.
                                                                                   10.589062%
                                                                     Perry R. Bass, Inc.
                                                                                    7.059375%
                                                                                    * * * * * *
16          Amoco Production Company  Bill Tomberline                SURFACE TO BASE OF PHOSPHORIA
                       100.000000%                  .0125000         FORMATION:
                                      Jane Tomberline
                                                    .0125000         Perry R. Bass, Inc.
                                                                                   25.000000%
                                                                     Sid R. Bass, Inc.
                                                                                   18.750000%
                                                                     Lee M. Bass, Inc.
                                                                                   18.750000%
                                                                     Keystone, Inc.
                                                                                   18.750000%
                                                                     Thru Line Inc.
                                                                                   18.750000%
                                                                                    - - - - - -


                                                                   Page 11 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                            NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND                     ACRES       SERIAL NUMBER    & PERCENTAGE
--------------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)



21   TOWNSHIP 47 NORTH, RANGE 90 WEST                          USA W-04643     U.S.A.
     Section 18: All                            1,114.16            HBP          All
     Section 19: Lots 5, 6, and 7, E/2NW/4,                  Bass Lease 33506
                 NE/4SW4, NE/4, N/2SE/4

     (SEE NOTE 1)






TRACT            LESSEE OF RECORD        OVERRIDING ROYALTY            WORKING INTEREST
 NO.             & PERCENTAGE           & DECIMAL INTEREST              & PERCENTAGE
-----------------------------------------------------------------------------------------------

                                                                      BELOW BASE OF PHOSPHORIA
                                                                      FORMATION:
                                                                      Amoco Production Company
                                                                                    43.525000%
                                                                      Perry R. Bass, Inc.
                                                                                    14.118750%
                                                                      Sid R. Bass, Inc.
                                                                                    10.589063%
                                                                      Lee M. Bass, Inc.
                                                                                    10.589063%
                                                                      Keystone, Inc.
                                                                                    10.589062%
                                                                      Thru Line Inc.
                                                                                    10.589062%
                                                                                    * * * * * *
21          Amoco Production Company   Rocky Mtn. Properties          SURFACE TO BASE OF PHOSPHORIA
                        100.000000%                 .01000000         FORMATION:
                                       Charles Byrd McLean
                                                    .00400000         Goliad Partners, L.P.
                                       Neil Thomas McLean                           31.250000%
                                                    .00400000         Sid R. Bass, Inc.
                                       Anthony Charles McLean                       18.750000%
                                                    .00200000         Keystone, Inc.
                                       Linda G. Austin                              18.750000%
                                                    .00125000         Thru Line Inc.
                                       Andrew E. Gitlitz:                           18.750000%
                                                    .00125000         Perry R. Bass, Inc.
                                                                                    12.500000%
                                                                                    - - - - - -


                                                                   Page 12 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                        ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER   & PERCENTAGE
------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)


25   TOWNSHIP 48 NORTH, RANGE 91 WEST                   USA W-05378     U.S.A.
     Section 29: W/2SE/4, SW/4            240.00            HBP          All
                                                    Bass Lease 33296
     (SEE NOTE 1)





28   TOWNSHIP 48 NORTH, RANGE 91 WEST                   USA W-05406     U.S.A.
     Section 28: W/2SW/4                  160.00            HBP          All
     Section 29: E/2SE/4                            Bass Lease 33297

     (SEE NOTE 1)



TRACT           LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.            & PERCENTAGE           & DECIMAL INTEREST            & PERCENTAGE
---------------------------------------------------------------------------------------------
                                     Pearl F. Lagos                 BELOW BASE OF PHOSPHORIA
                                                  .00083333         FORMATION:
                                     Jerry W. Housel
                                                  .00041667         Amoco Production Company
                                                                                  43.525000%
                                                                    Goliad Partners, L.P.
                                                                                  17.648437%
                                                                    Sid R. Bass, Inc.
                                                                                  10.589063%
                                                                    Keystone, Inc.
                                                                                  10.589062%
                                                                    Thru Line Inc.
                                                                                  10.589062%
                                                                    Perry R. Bass, Inc.
                                                                                   7.059375%
                                                                                 * * * * * *
25         Goliad Partners, L. P.    Elizabeth C. Burroughs         Goliad Partners, L.P.
                       31.250000%                 .00750000                       31.250000%
           Sid R. Bass, Inc.         Ruth E. Gammill                Sid R. Bass, Inc.
                       18.750000%                 .00750000                       18.750000%
           Keystone, Inc.            Rolland G. Gautsche            Keystone, Inc.
                       18.750000%                 .00750000                       18.750000%
           Thru Line Inc.            A. M. Culver Company           Thru Line Inc.
                       18.750000%                 .00375000                       18.750000%
           Perry R. Bass, Inc.       Clive & Ruth J. Stoelk         Perry R. Bass, Inc.
                       12.500000%                 .00375000                       12.500000%
                       * * * * * *              * * * * * *                       * * * * * *
28         Goliad Partners, L. P.    Elizabeth C. Burroughs         Goliad Partners, L.P.
                       31.250000%                 .03000000                       31.250000%
           Sid R. Bass, Inc.                                        Sid R. Bass, Inc.
                       18.750000%                                                 18.750000%
           Keystone, Inc.                                           Keystone, Inc.
                       18.750000%                                                 18.750000%


                                                                   Page 13 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                        ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER   & PERCENTAGE
-----------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)


30   TOWNSHIP 48 NORTH, RANGE 91 WEST                   USA W-05449     U.S.A.
     Section 28: NE/4SW/4                  40.00            HBU          All
                                                      Bass Lease 33298
     (SEE NOTE 1)



32   TOWNSHIP 48 NORTH, RANGE 91 WEST                   USA W-05472     U.S.A.
     Section 28: SE/4, SE/4SW/4         1,960.00            HBP          All
     Section 30: SE/4                                 Bass Lease 33477
     Section 31: E/2
     Section 32: All
     Section 33: All

     (SEE NOTE 1)



TRACT            LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.             & PERCENTAGE           & DECIMAL INTEREST            & PERCENTAGE
-----------------------------------------------------------------------------------------------------

            Thru Line Inc.                                           Thru Line Inc.
                        18.750000%                                                 18.750000%
            Perry R. Bass, Inc.                                      Perry R. Bass, Inc.
                        12.500000%                                                 12.500000%
                       * * * * * *                                                 * * * * * *
30          Perry R. Bass, Inc.       Meyer Koscove                  Perry R. Bass, Inc.
                        25.000000%                 .02500000                       25.000000%
            Sid R. Bass, Inc.         Joseph E. Pepper               Sid R. Bass, Inc.
                        18.750000%                 .02500000                       18.750000%
            Lee M. Bass, Inc.                                        Lee M. Bass, Inc.
                        18.750000%                                                 18.750000%
            Keystone, Inc.                                           Keystone, Inc.
                        18.750000%                                                 18.750000%
            Thru Line Inc.                                           Thru Line Inc.
                        18.750000%                                                 18.750000%
                       * * * * * *                                                 * * * * * *

32          Amoco Production Company                 None            SURFACE TO BASE OF PHOSPHORIA
                       100.000000%                                   FORMATION:

                                                                     Goliad Partners, L.P.
                                                                                   31.250000%
                                                                     Sid R. Bass, Inc.
                                                                                   18.750000%
                                                                     Keystone, Inc.
                                                                                   18.750000%
                                                                     Thru Line Inc.
                                                                                   18.750000%
                                                                     Perry R. Bass, Inc.
                                                                                   12.500000%


                                                                   Page 14 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING



TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)



33   TOWNSHIP 47 NORTH, RANGE 91 WEST                   USA W-05491     U.S.A.
     Section  1: Lots 5 and 6, S/2NE/4,  1,119.14           HBP          All
                 SE/4                                Bass Lease 33481
     Section 23: N/2, N/2S/2
     Section 24: NE/4, N/2SE/4, S/2NW/4


     (SEE NOTE 1)





TRACT          LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.           & PERCENTAGE           & DECIMAL INTEREST            & PERCENTAGE
--------------------------------------------------------------------------------------------------

                                                                   BELOW BASE OF PHOSPHORIA
                                                                   FORMATION:
                                                                   Amoco Production Company
                                                                                43.525000%
                                                                   Goliad Partners, L.P.
                                                                                 17.648437%
                                                                   Sid R. Bass, Inc.
                                                                                 10.589063%
                                                                   Keystone, Inc.
                                                                                 10.589062%
                                                                   Thru Line Inc.
                                                                                 10.589062%
                                                                   Perry R. Bass, Inc.
                                                                                  7.059375%
                                                                                * * * * * *
33         Amoco Production Company         None                   SURFACE TO BASE OF PHOSPHORIA
                     100.000000%                                   FORMATION:

                                                                   Goliad Partners, L.P.
                                                                                 31.250000%
                                                                   Sid R. Bass, Inc.
                                                                                 18.750000%
                                                                   Keystone, Inc.
                                                                                 18.750000%
                                                                   Thru Line Inc.
                                                                                 18.750000%
                                                                   Perry R. Bass, Inc.
                                                                                 12.500000%
                                                                                  - - - - - -
                                                                   BELOW BASE OF PHOSPHORIA
                                                                   FORMATION:




                                                                   Page 15 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)

34   TOWNSHIP 47 NORTH, RANGE 91 WEST                      Buffalo        U.S.A.
     Section 17: NE/4                     160.00          039524-A          All
                                                            HBP
                                                      Bass Lease 34083

37   TOWNSHIP 47 NORTH, RANGE 91 WEST                    USA WA-44460     U.S.A.
     Section 6: Lots 8 and 9, S/2NE/4,    477.29            HBP             All
                SE/4
     Section 7: NE/4

     (Noncommitted acreage within Unit)




TRACT           LESSEE OF RECORD             OVERRIDING ROYALTY          WORKING INTEREST
 NO.            & PERCENTAGE                & DECIMAL INTEREST            & PERCENTAGE
------------------------------------------------------------------------------------------------------
                                                                          Amoco Production Company
                                                                                        43.525000%
                                                                          Goliad Partners, L.P.
                                                                                        17.648437%
                                                                          Sid R. Bass, Inc.
                                                                                        10.589063%
                                                                          Keystone, Inc.
                                                                                        10.589062%
                                                                          Thru Line Inc.
                                                                                        10.589062%
                                                                          Perry R. Bass, Inc.
                                                                                         7.059375%
                                                                                         * * * * * *
34              Goliad Partners, L. P.     The Hawks Company              Goliad Partners, L.P.
                         43.750000%                 .01000000                           43.750000%
                Sid R. Bass, Inc.          K & B Company                  Sid R. Bass, Inc.
                         18.750000%                 .00500000                           18.750000%
                Keystone, Inc.             Marjorie J. Schrantz           Keystone, Inc.
                         18.750000%                 .00500000                           18.750000%
                Thru Line Inc.             Wheatley Oil Company           Thru Line Inc.
                         18.750000%                 .00500000                           18.750000%
                         * * * * * *                * * * * *                             * * * * * *
37              ANR Production Company                 None               SURFACE TO 10,590 FEET:
                        100.000000%
                                                                          ANR Production Company
                                                                                        50.000000%
                                                                          Hanson Oil Corporation
                                                                                        37.500000%
                                                                          International Technology
                                                                          Resources Petroleum, Inc.
                                                                                        10.000000%


                                                                   Page 16 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)

38   TOWNSHIP 47 NORTH, RANGE 91 WEST                    Buffalo           U.S.A.
     Section 2:  Lots 7 and 8, SW/4,     1,195.05         041711            All
                 W/2SE/4, S/2NW/4                          HBP
     Section 5:  Lots 5, 6, 7, and 8,                 Bass Lease 33485
                 S/2N/2, SE/4
     Section 11: W/2

     (SEE NOTE 1)





TRACT           LESSEE OF RECORD             OVERRIDING ROYALTY          WORKING INTEREST
 NO.            & PERCENTAGE                & DECIMAL INTEREST            & PERCENTAGE
------------------------------------------------------------------------------------------------------
                                                                         Damson 1977-78 Natural
                                                                                  Gas Income Fund
                                                                                  Series 1978-1 .66%
                                                                                  Series 1978-2 .66%
                                                                                  Series 1978-3 .66%
                                                                         Damson Oil Corporation .52%
                                                                                      -----------
                                                                         BELOW 10,590 FEET:

                                                                         ANR Production Company
                                                                                 100.000000%
                                                                                      ***********


38              Amoco Production Company    Betty H. Clark              SURFACE TO BASE OF PHOSPHORIA
                          100.000000%                    .00325000      FORMATION:
                                            A. Joyce McDade Trust,
                                            A. Joyce Biggs McDade,      Goliad Partners, L.P.
                                            Trustee      .00187500                    31.250000%
                                            Dent N. Hand                Sid R. Bass, Inc.
                                                         .00125000                    18.750000%
                                            Margaret E. Mefford,        Keystone, Inc.
                                            Living Trust .00125000                    18.750000%
                                            Sisk Enterprises            Thru Line Inc.
                                                         .00125000                    18.750000%
                                            Sylvan K. Burt              Perry R. Bass, Inc.
                                                         .00083340                    12.500000%
                                            Eunice L. Shishkowsky                    -----------
                                                         .00083340      BELOW BASE OF PHOSPHORIA
                                            David S. Burt               FORMATION:
                                                         .00083330
                                            Harold G. Burt              Amoco Production Company
                                                         .00083330                    43.525000%
                                            Lee C. Burt                 Goliad Partners, L.P.
                                                         .00083330                    17.648437%



                                                                   Page 17 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)

39     TOWNSHIP 47 NORTH, RANGE 91 WEST                     Buffalo             U.S.A.
       Section 14: All                      640.00           041712              All
                                                              HBP
       (SEE NOTE 1)                                     Bass Lease 33488





TRACT           LESSEE OF RECORD             OVERRIDING ROYALTY          WORKING INTEREST
 NO.            & PERCENTAGE                & DECIMAL INTEREST            & PERCENTAGE
------------------------------------------------------------------------------------------------------

                                             Holly S. Gleave                Sid R. Bass, Inc.
                                                          .00062500                       10.589063%
                                             Alan T. Heavens                Keystone, Inc.
                                                          .00062500                       10.589062%
                                             Melva C. Nelson                Thru Line Inc.
                                                          .00062500                       10.589062%
                                             Mark C. Regan                  Perry R. Bass, Inc.
                                                          .00062500                        7.059375%
                                             Robert Brighton Schick
                                                          .00062500
                                             R. W. Slemaker
                                                          .00062500
                                             L. D. Chilton
                                                          .00041670
                                             Clyde D. Graeber
                                                          .00020830
                                             Roger Dell Graeber
                                                          .00020830
                                                          * * * * * *
39                Amoco Production Company  Betty H. Clark                 SURFACE TO BASE OF PHOSPHORIA
                              100.000000%                 .00325000        FORMATION:
                                            UMC Petroleum Corp.
                                                          .00300000
                                            A. Joyce Biggs McDade          Goliad Partners, L.P.
                                            Trustee, A. Joyce McDade                     31.250000%
                                            Trust         .00125000        Sid R. Bass, Inc.
                                            R. A. Campbell                               18.750000%
                                                          .00125000        Keystone, Inc.
                                            Dent N. Hand                                 18.750000%
                                                          .00125000        Thru Line Inc.
                                            Melva C. Nelson                              18.750000%
                                                          .00125000


                                                                   Page 18 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)







TRACT           LESSEE OF RECORD             OVERRIDING ROYALTY          WORKING INTEREST
 NO.            & PERCENTAGE                & DECIMAL INTEREST            & PERCENTAGE
------------------------------------------------------------------------------------------------------

                                              Ruth C. Warren, Trustee,       Perry R. Bass. Inc.
                                              Warren Family Trust                          12.500000%
                                                           .00125000                        ----------
                                              Sylvan K. Burt                 BELOW BASE OF PHOSPHORIA
                                                           .00083340         FORMATION:
                                              Eunice L. Shishkowsky
                                                           .00083340         Amoco Production Company
                                              David S. Burt                                43.525000%
                                                           .00083330         Goliad Partners, L.P.
                                              Harold Q. Burt                               17.648437%
                                                           .00083330         Sid R. Bass, Inc.
                                              Lee C. Burt                                  10.589063%
                                                           .00083330         Keystone. Inc.
                                              Alan T. Heavens                              10.589062%
                                                           .00062500         Thru Line Inc.
                                              Holly S. Gleave                              10.589062%
                                                           .00062500         Perry R. Bass, Inc.
                                              Mark C. Regan                                 7.059375%
                                                           .00062500
                                              Robert Brighton Schick
                                                           .00062500
                                              R. W. Slemaker
                                                           .00062500
                                              L.D. Chilton
                                                           .00041670
                                              Clyde D. Graeber
                                                           .00020830
                                              Roger Dell Graeber
                                                           .00020830

                                                                   Page 19 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)


40   TOWNSHIP 47 NORTH, RANGE 91 WEST                      Buffalo          U.S.A.
     Section 2: E/2SE/4                    80.00           042332            All
                                                             HBP
     (SEE NOTE 1)                                      Bass Lease 33484






TRACT           LESSEE OF RECORD             OVERRIDING ROYALTY          WORKING INTEREST
 NO.            & PERCENTAGE                & DECIMAL INTEREST            & PERCENTAGE
------------------------------------------------------------------------------------------------------

40              Amoco Production Company     Lyle Wostenberg                SURFACE TO BASE OF PHOSPHORIA
                         100.000000%                      .03000000         FORMATION:

                                                                            Goliad Partners, L.P.
                                                                                          31.250000%
                                                                            Sid R. Bass, Inc.
                                                                                          18.750000%
                                                                            Keystone, Inc.
                                                                                          18.750000%
                                                                            Thru Line Inc.
                                                                                          18.750000%
                                                                            Perry R. Bass, Inc.
                                                                                          12.500000%
                                                                                            ------
                                                                            BELOW BASE OF PHOSPHORIA
                                                                            FORMATION:

                                                                            Amoco Production Company
                                                                                          43.525000%
                                                                            Goliad Partners, L.P.
                                                                                          17.648437%
                                                                            Sid R. Bass, Inc.
                                                                                          10.589063%
                                                                            Keystone, Inc.
                                                                                          10.589062%
                                                                            Thru Line Inc.
                                                                                          10.589062%
                                                                            Perry R. Bass, Inc.
                                                                                           7.059375%


                                                                   Page 20 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)

42   TOWNSHIP 48 NORTH, RANGE 91 WEST                   USA W-105377         U.S.A.
     Section 35: W/2SE/4                   80.00       (08/01/97) HBU          All
                                                      Bass Lease 33480







TRACT LESSEE OF RECORD             OVERRIDING ROYALTY               WORKING INTEREST
 NO.   & PERCENTAGE                & DECIMAL INTEREST                & PERCENTAGE
-------------------------------------------------------------------------------------------
42    Amoco Production Company     D L M Partners                 SURFACE TO BASE OF PHOSPHORIA
               100.000000%                   .04000000            FORMATION:

                                                                  Perry R. Bass, Inc.
                                                                                25.000000%
                                                                  Sid R. Bass, Inc.
                                                                                18.750000%
                                                                  Lee M. Bass, Inc.
                                                                                18.750000%
                                                                  Keystone, Inc.
                                                                                18.750000%
                                                                  Thru Line Inc.
                                                                                18.750000%
                                                                                 ------
                                                                  BELOW BASE OF PHOSPHORIA
                                                                  FORMATION:

                                                                  Amoco Production Company
                                                                                50.000000%
                                                                  Perry R. Bass, Inc.
                                                                                12.500000%
                                                                  Sid R. Bass, Inc.
                                                                                 9.375000%
                                                                  Lee M. Bass, Inc.
                                                                                 9.375000%
                                                                  Keystone, Inc.
                                                                                 9.375000%
                                                                  Thru Line Inc.
                                                                                9.3750000%


                                                                   Page 21 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)

47   TOWNSHIP 47 NORTH, RANGE 91 WEST                     USA W-05673        U.S.A
     Section 23: SE/4SW/4                  40.00              HBP             All
                                                       Bass Lease 33496










TRACT LESSEE OF RECORD             OVERRIDING ROYALTY                  WORKING INTEREST
 NO.   & PERCENTAGE                & DECIMAL INTEREST                     & PERCENTAGE
-------------------------------------------------------------------------------------------
47    Amoco Production Company       Dale Arthur Clay               SURFACE TO BASE OF PHOSPHORIA
                100.000000%                       .00750000         FORMATION:
                                     Shirley S. Sawyer, Trustee
                                     Shirley S. Sawyer Revocable    Goliad Partners, L.P.
                                     Trust      .00750000                         31.250000%
                                     Bitterroot Public Library      Sid R. Bass, Inc.
                                                  .00500000                       18.750000%
                                     Marianne Clay Barnes           Keystone, Inc.
                                                  .00500000                       18.750000%
                                     Julianne Kline                 Thru Line Inc.
                                                  .00500000                       18.750000%
                                     Carolyn Sue Clay               Perry R. Bass, Inc.
                                                  .00333334                       12.500000%
                                     Lawrence John Clay                             -------
                                                  .00333333         BELOW BASE OF PHOSPHORIA
                                     Rosalind Grace McCluskey       FORMATION:
                                                  .00333333
                                     Verna Charlotte Clay, Trustee, Amoco Production Company
                                     Clay Trust dated 11/25/87                    50.000000%
                                                  .00250000         Goliad Partners, L.P.
                                     Bruce W. Crawford                            15.625000%
                                                  .00250000         Sid R. Bass, Inc.
                                     Catherine A. Crawford                         9.375000%
                                                  .00250000         Keystone, Inc.
                                     Alison Crawford Stone                         9.375000%
                                                  .00250000         Thru Line Inc.
                                                                                   9.375000%
                                                                    Perry R. Bass, Inc.
                                                                                   6.250000%


                                                                   Page 22 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)

48   TOWNSHIP 47 NORTH, RANGE 91 WEST                      USA W-05674        U.S.A.
     Section 24: SE/4SE/4                  40.00               HBP             All
                                                       Bass Lease 33497





TRACT LESSEE OF RECORD             OVERRIDING ROYALTY              WORKING INTEREST
 NO.   & PERCENTAGE                & DECIMAL INTEREST                & PERCENTAGE
-------------------------------------------------------------------------------------------
48     Amoco Production Company  Dale Arthur Clay               SURFACE TO BASE OF PHOSPHORIA
                  100.000000%                 .00750000         FORMATION:
                                 Shirley S. Sawyer, Trustee
                                 Shirley S. Sawyer Revocable    Goliad Partners, L.P.
                                 Trust      .00750000                         31.250000%
                                 Bitterroot Public Library      Sid R. Bass, Inc.
                                              .00500000                       18.750000%
                                 Marianne Clay Barnes           Keystone, Inc.
                                              .00500000                       18.750000%
                                 Julianne Kline                 Thru Line Inc.
                                              .00500000                       18.750000%
                                 Carolyn Sue Clay               Perry R. Bass, Inc.
                                              .00333334                       12.500000%
                                 Lawrence John Clay                            --------
                                              .00333333         BELOW BASE OF PHOSPHORIA
                                 Rosalind Grace McCluskey       FORMATION:
                                              .00333333
                                 Verna Charlotte Clay, Trustee, Amoco Production Company
                                 Clay Trust dated 11/25/87                    50.000000%
                                              .00250000         Goliad Partners, L.P.
                                 Bruce W. Crawford                            15.625000%
                                              .00250000         Sid R. Bass, Inc.
                                 Catherine A. Crawford                         9.375000%
                                              .00250000         Keystone, Inc.
                                 Alison Crawford Stone                         9.375000%
                                              .00250000         Thru Line Inc.
                                                                               9.375000%
                                                                Perry R. Bass, Inc.
                                                                               6.250000%

                                                                   Page 23 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)

49   TOWNSHIP 47 NORTH, RANGE 91 WEST                     USA W-05675        U.S.A.
     Section 24: SW/4SE/4                  40.00              HBP             All
                                                        Bass Lease 33498




TRACT LESSEE OF RECORD             OVERRIDING ROYALTY                 WORKING INTEREST
 NO.   & PERCENTAGE                & DECIMAL INTEREST                   & PERCENTAGE
-------------------------------------------------------------------------------------------------
49    Amoco Production Company  Dale Arthur Clay                    SURFACE TO BASE OF PHOSPHORIA
                 100.000000%                 .00750000              FORMATION:
                                Shirley S. Sawyer, Trustee
                                Shirley S. Sawyer Revocable         Goliad Partners, L.P.
                                Trust      .00750000                              31.250000%
                                Bitterroot Public Library           Sid R. Bass, Inc.
                                             .00500000                            18.750000%
                                Marianne Clay Barnes                Keystone, Inc.
                                             .00500000                            18.750000%
                                Julianne Kline                      Thru Line Inc.
                                             .00500000                            18.750000%
                                Carolyn Sue Clay                    Perry R. Bass, Inc.
                                             .00333334                            12.500000%
                                Lawrence John Clay                                  -------
                                             .00333333              BELOW BASE OF PHOSPHORIA
                                Rosalind Grace McCluskey            FORMATION:
                                             .00333333
                                Verna Charlotte Clay, Trustee,      Amoco Production Company
                                Clay Trust dated 11/25/87                         50.000000%
                                             .00250000              Goliad Partners, L.P.
                                Bruce W. Crawford                                 15.625000%
                                             .00250000              Sid R. Bass, Inc.
                                Catherine A. Crawford                              9.375000%
                                             .00250000              Keystone, Inc.
                                Alison Crawford Stone                              9.375000%
                                             .00250000              Thru Line Inc.
                                                                                   9.375000%
                                                                    Perry R. Bass, Inc.
                                                                                   6.250000%

                                                                   Page 24 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)

50   TOWNSHIP 47 NORTH, RANGE 90 WEST                USA W-021053-A     U.S.A.
     Section 19: Lot 8, SE/4SW/4,         159.20            HBU          All
     S/2SE/4                                        Bass Lease 33507







TRACT LESSEE OF RECORD             OVERRIDING ROYALTY                 WORKING INTEREST
 NO.   & PERCENTAGE                & DECIMAL INTEREST                   & PERCENTAGE
-------------------------------------------------------------------------------------------------
50    Amoco Production Company    Neil A. McLean                 SURFACE TO BASE OF PHOSPHORIA
                   100.000000%                 .01000000         FORMATION:
                                  Rocky Mtn. Properties
                                               .01000000         Perry R. Bass, Inc.
                                  Linda G. Austin                              25.000000%
                                               .00125000         Sid R. Bass, Inc.
                                  Andrew E. Gitlitz                            18.750000%
                                               .00125000         Lee M. Bass, Inc.
                                  Leta Higgins                                 18.750000%
                                               .00125000         Keystone, Inc.
                                  Pearl F. Lagos                               18.750000%
                                               .00083333         Thru Line Inc.
                                  Jerry W. Housel                              18.750000%
                                               .00041667                         ------
                                                                 BELOW BASE OF PHOSPHORIA
                                                                 FORMATION:

                                                                 Amoco Production Company
                                                                              50.000000%
                                                                 Perry R. Bass, Inc.
                                                                               12.500000%
                                                                 Sid R. Bass, Inc.
                                                                                9.375000%
                                                                 Lee M. Bass, Inc.
                                                                                9.375000%
                                                                 Keystone, Inc.
                                                                                9.375000%
                                                                 Thru Line Inc.
                                                                                9.375000%

                                                                   Page 25 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)

51   TOWNSHIP 47 NORTH, RANGE 91 WEST                 USA W-021466        U.S.A.
     Section 23: S/2SE/4                   80.00            HBP             All


51A  TOWNSHIP 47 NORTH, RANGE 91 WEST                 USA W-021466        U.S.A.
     Section 21: SE/4                     160.00            HBP             All


52   TOWNSHIP 47 NORTH, RANGE 91 WEST                 USA W-021468        U.S.A.
     Section 24: S/2SW/4                   80.00            HBP             All


52A  TOWNSHIP 47 NORTH, RANGE 91 WEST                 USA W-021468        U.S.A.
     Section 22: 5/2                      480.00            HBP             All
     Section 25: NE/4

52B  TOWNSHIP 47 NORTH, RANGE 91 WEST                 USA W-021468        U.S.A.
     Section 25: NW/4                     160.00            HBP             All


53   TOWNSHIP 47 NORTH, RANGE 91 WEST      40.00      USA W-021469        U.S.A.
     Section 23: SW/4SW/4                                   HBP             All



TRACT       LESSEE OF RECORD              OVERRIDING ROYALTY            WORKING INTEREST
 NO.          & PERCENTAGE                & DECIMAL INTEREST              & PERCENTAGE
-------------------------------------------------------------------------------------------

51        Elliott-Hall Company                 None                  Elliott-Hall Company
                      50.000000%                                                 50.000000%
          Elliott Industries                                         Elliott Industries
                      50.000000%                                                 50.000000%

51A       Elliott-Hall Company                 None                  Elliott-Hall Company
                      50.000000%                                                 50.000000%
          Elliott Industries                                         Elliott Industries
                      50.000000%                                                 50.000000%

52        Elliott-Hall Company                 None                  Elliott-Hall Company
                      50.000000%                                                 50.000000%
          Elliott Industries                                         Elliott Industries
                      50.000000%                                                 50.000000%

52A       Elliott-Hall Company                 None                  Elliott-Hall Company
                      50.000000%                                                 50.000000%
          Elliott Industries                                         Elliott Industries
                      50.000000%                                                 50.000000%

52B       Elliott-Hall Company                 None                  Elliott-Hall Company
                      50.000000%                                                 50.000000%
          Elliott Industries                                         Elliott Industries
                      50.000000%                                                 50.000000%

53        Elliott-Hall Company                 None                  Elliott-Hall Company
                      50.000000%                                                 50.000000%
          Elliott Industries                                         Elliott Industries
                      50.000000%                                                 50.000000%

                                                                   Page 26 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)

53A  TOWNSHIP 47 NORTH, RANGE 91 WEST     320.00      USA W-021469         U.S.A.
     Section 26: NW/4                                       HBP              All
     Section 27: NW/4

53B  TOWNSHIP 47 NORTH, RANGE 91 WEST     320.00      USA W-021469         U.S.A.
     Section 26: NE/4                                       HBP              All
     Section 27: NE/4

54   TOWNSHIP 47 NORTH, RANGE 90 WEST     160.00       USA W-03731-B       U.S.A.
     Section 7: NE/4                                        HBP              All
                                                     Bass Lease 33472


TRACT   LESSEE OF RECORD          OVERRIDING ROYALTY              WORKING INTEREST
 NO.     & PERCENTAGE             & DECIMAL INTEREST                & PERCENTAGE
--------------------------------------------------------------------------------------------

53A  Elliott-Hall Company      None                           Elliott-Hall Company
                 50.000000%                                                 50.000000%
     Elliott Industries                                       Elliott Industries
                 50.000000%                                                 50.000000%

53B  Elliott-Hall Company      None                           Elliott-Hall Company
                 50.000000%                                                 50.000000%
     Elliott Industries                                       Elliott Industries
                 50.000000%                                                 50.000000%
                    ******                                                     ******
54   Amoco Production Company  Marvel Lowrance                Goliad Partners, L. P.
                100.000000%                 .01333330                       31.250000%
                               Louis J. Baker & Gloria C.     Sid R. Bass, Inc.
                                            .00250000                       18.750000%
                               Floyd D. Gorrell & Dorothy E.  Keystone, Inc.
                                            .00222220                       18.750000%
                               Thomas Miller McKinney Est     Thru Line Inc.
                               Trust, Priscilla Ann Dunnum,                 18.750000%
                               Trustee      .00222220         Perry R. Bass, Inc.
                               Jeanne H. O'Mahoney                          12.500000%
                                            .00222220
                               P. L. Bacheller
                                            .00071430
                               William A. Bayerd
                                            .00071430
                               Emily Curtiss Huntington
                                            .00071430
                               Richard Huntington & Ethel
                                            .00071430
                               Genevieve Ruble
                                            .00071430


                                                                   Page 27 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)








55   TOWNSHIP 47 NORTH, RANGE 90 WEST                   USA W-03731-C          U.S.A.
     Section 8: S/2NW/4                    80.00            HBP                All
                                                       Bass Leases 33476
     (SEE NOTE 2)                                         and 33948



TRACT  LESSEE OF RECORD               OVERRIDING ROYALTY          WORKING INTEREST
 NO.    & PERCENTAGE                  & DECIMAL INTEREST            & PERCENTAGE
--------------------------------------------------------------------------------------------

                                     Buford W. Olson, Jr.
                                                  .00035720
                                     Jane E. Bangert
                                                  .00017860
                                     Fred Huntington
                                                  .00017860
                                     Joan Markovich
                                                  .00017860
                                     Judith A. Metzger
                                                  .00017860
                                     Demores Susan Furtwangler
                                                  .00011900
                                     Buford Willard Olson, III
                                                  .00011900
                                     Douglas H. Olson
                                                  .00011900
                                             *******
55      Goliad Partners, L. P.       Marvel Lowrance                PER DONLEY DRILLING UNIT AS TO
                    43.750000%                    .02000000         PHOSPHORIA FORMATION ONLY:
        Sid R. Bass, Inc.            Floyd D. Gorrell & Dorothy E.
                    18.750000%                    .00333333         Goliad Partners, L. P.
        Keystone, Inc.               Thomas Miller McKinney Est                   33.116250%
                    18.750000%       Trust  .00333333               Sid R. Bass, Inc.
        Thru Line Inc.               Jeanne H. O'Mahoney                          18.750000%
                    18.750000%                    .00333333         Keystone, Inc.
                                     Louis J. Baker & Gloria C.                   18.750000%
                                                  .00250000         Thru Line Inc.
                                     P. L. Bacheller                              18.750000%
                                                  .00071428         Perry R. Bass, Inc.
                                     William A. Bayerd                            10.633750%
                                                  .00071428                         ********
                                     Emily Curtiss Huntington       REMAINING ZONES:
                                                  .00071428

                                                                   Page 28 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)












56   TOWNSHIP 47 NORTH, RANGE 90 WEST                     USA W-04643-A        U.S.A.
     Section 9: S/2SE/4                    80.00              HBP               All
                                                       Bass Leases 33504,
                                                        33764, 34008, and
                                                             38846


TRACT   LESSEE OF RECORD          OVERRIDING ROYALTY            WORKING INTEREST
 NO.      & PERCENTAGE            & DECIMAL INTEREST              & PERCENTAGE
-------------------------------------------------------------------------------------------

                               Richard Huntington & Ethel     Goliad Partners, L. P.
                                            .00071428                       43.750000%
                               Genevieve Ruble                Sid R. Bass, Inc.
                                            .00071428                       18.750000%
                               Buford W. Olson, Jr.           Keystone, Inc.
                                            .00035714                       18.750000%
                               Jane E. Bangert                Thru Line Inc.
                                            .00017857                       18.750000%
                               Fred Huntington
                                            .00017857
                               Joan Markovich
                                            .00017857
                               Judith A. Metzger
                                            .00017857
                               Demores Susan Furtwangler
                                            .00011904
                               Buford Willard Olson, III
                                            .00011904
                               Douglas H. Olson
                                            .00011904
                                              ******
56  Goliad Partners, L. P.     Rocky Mtn. Properties           SURFACE TO BASE OF PHOSPHORIA
                25.781250%                  .01500000          FORMATION:
    RES Oil & Gas Ltd.         Trilon Oil Company, Inc.
                12.500000%                  .01250000          Goliad Partners, L. P.
    Tricon Oil Co., Inc.       James Dawson Hancock, Jr. &                    30.468750%
                12.500000%     Margaret Fox Hancock,           Sid R. Bass, Inc.
    VLS Oil & Gas Ltd.         Trustees, the Hanco Trust                      14.062500%
                12.500000%                  .00694480          Keystone, Inc.
    Sid R. Bass, Inc.          Charles Byrd McLean                            14.062500%
                11.718750%                  .00400000          Thru Line Inc.
    Keystone, Inc.             Neil Thomas McLean                             14.062500%
                11.718750%                  .00400000


                                                                   Page 29 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)





















TRACT  LESSEE OF RECORD             OVERRIDING ROYALTY            WORKING INTEREST
 NO.   & PERCENTAGE                 & DECIMAL INTEREST              & PERCENTAGE
-------------------------------------------------------------------------------------------

      Thru Line Inc.            John L. and Mary Kathryne      RES Oil & Gas Ltd.
                  11.718750%    Hancock, Trustees, JLH Minroy                12.500000%
      Perry R. Bass, Inc.       Trust        .00277770         VLS Oil & Gas Ltd.
                   1.562500%    Emile Guidroz                                12.500000%
                                             .00208330         Perry P. Bass, Inc.
                                Virginia Nelle Rouer                          2.343750%
                                             .00208330                        *********
                                Anthony Charles McLean         BELOW BASE OF PHOSPHORIA
                                             .00200000         FORMATION:
                                Carol L. Collins Zachau
                                             .00156260         Goliad Partners, L. P.
                                Anne Luckett Fisher                          29.492188%
                                             .00156250         Sid R. Bass, Inc.
                                John J. Dorie                                13.476562%
                                             .00138882         Keystone, Inc.
                                G. W. Shipman                                13.476562%
                                             .00104165         Thru Line Inc.
                                Warren W. Shipman III                        13.476563%
                                             .00104165         RES Oil & Gas Ltd.
                                Leona O'Keefe Green                          12.500000%
                                             .00104160         VLS Oil & Gas Ltd.
                                Oral Mae Rodgers                             12.500000%
                                             .00104160         Amoco Production Company
                                Virginia Green Sparkman                       3.125000%
                                             .00104160         Perry R. Bass, Inc.
                                John Hancock Dorie                            1.953125%
                                             .00046296
                                Mark Henry Dorie
                                             .00046296
                                Martha Dorie Fordyce
                                             .00046296

                                                                   Page 30 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)

57   TOWNSHIP 47 NORTH, RANGE 90 WEST                  USA W-04643-B      U.S.A.
     Section 8: S/2                       480.00            HBP            All
     Section 9: SW/4                                 Bass Leases 33473,
                                                      33502, and 38847

TRACT                                     LESSEE OF RECORD            OVERRIDING ROYALTY                 WORKING INTEREST
 NO.    DESCRIPTION OF LAND                 & PERCENTAGE              & DECIMAL INTEREST                   & PERCENTAGE
----------------------------------------------------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)

57                                      Amoco Production Company    Rocky Mtn. Properties           SECTION 8: SW/4
                                            50.000000%                    .01500000
                                        RES Oil & Gas Ltd.          Charles Byrd McLean             Goliad Partners, L.P.
                                            12.500000%                    .00400000                            26.562500%
                                        VLS Oil & Gas Ltd.          Neil Thomas McLean              Sid R. Bass, Inc.
                                            12.500000%                    .00400000                            14.062500%
                                        Goliad Partners, L.P.       Anthony Charles McLean          Keystone, Inc.
                                            10.937500%                    .00200000                            14.062500%
                                        Sid R. Bass, Inc.           James Dawson Hancock, Jr.       Thru Line Inc.
                                             4.687500%              & Margaret Fox Hancock,                    14.062500%
                                        Keystone, Inc.              Trustees, the Hanco Trust       RES Oil & Gas Ltd.
                                             4.687500%                    .00104170                            12.500000%
                                        Thru Line Inc.              John L. and Mary Kathryne       VLS Oil & Gas Ltd.
                                             4.687500%              Hancock, Trustees, JLH Minroy              12.500000%
                                                                    Trust .00041670                 Perry R. Bass, Inc.
                                                                    Emile Guidroz                              6.250000%
                                                                          .00031250                              ------
                                                                    Virginia Nelle Rouer            SECTION 8: SE/4:
                                                                          .00031250                 SECTION 9: SW/4:
                                                                    Anne Luckett Fisher
                                                                          .00023440                 SURFACE TO BASE OF PHOSPHORIA
                                                                    Carol L. Collins Zachau         FORMATION:
                                                                          .00023440
                                                                    John J. Dorie                   Goliad Partners, L.P.
                                                                          .00020835                           26.562500%
                                                                    G. W. Shipman                   Sid R. Bass, Inc.
                                                                          .00015625                           14.062500%
                                                                    Warren W. Shipman III           Keystone, Inc.
                                                                          .00015625                           14.062500%
                                                                    Leona O'Keefe Green             Thru Line Inc.
                                                                          .00015620                           14.062500%

                                                                   Page 31 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)















58   TOWNSHIP 47 NORTH, RANGE 90 WEST                   USA W-04645     U.S.A.
     Section 8: NW/4NW/4                   40.00            HBP          All
                                                     Bass Lease 33474

     (SEE NOTE 2)

TRACT                                     LESSEE OF RECORD            OVERRIDING ROYALTY                 WORKING INTEREST
 NO.    DESCRIPTION OF LAND                 & PERCENTAGE              & DECIMAL INTEREST                   & PERCENTAGE
----------------------------------------------------------------------------------------------------------------------------------

57                                                                  Oral Mae Rodgers                RES Oil & Gas Ltd.
                                                                          .00015620                            12.500000%
                                                                    Virginia Green Sparkman         VLS Oil & Gas Ltd.
                                                                          .00015620                            12.500000%
                                                                    John Hancock Dorie              Perry R. Bass, Inc.
                                                                          .00006945                             6.250000%
                                                                    Mark Henry Dorie                           ----------
                                                                          .00006945                 BELOW BASE OF PHOSPHORIA
                                                                    Martha Dorie Fordyce            FORMATION:
                                                                          .00006945
                                                                                                    Amoco Production Company
                                                                                                              25.000000%
                                                                                                    Goliad Partners, L.P.
                                                                                                              18.750000%
                                                                                                    RES Oil & Gas Ltd.
                                                                                                              12.500000%
                                                                                                    VLS Oil & Gas Ltd.
                                                                                                              12.500000%
                                                                                                    Sid R. Bass, Inc.
                                                                                                               9.375000%
                                                                                                    Keystone, Inc.
                                                                                                               9.375000%
                                                                                                    Thru Line Inc.
                                                                                                               9.375000%
                                                                                                    Perry R. Bass, Inc.
                                                                                                               3.125000%

58   TOWNSHIP 47 NORTH, RANGE 90 WEST   Amoco Production Company    Theresa Gurrieri                 PER DONLEY DRILLING UNIT AS TO
     Section 8: NW/4NW/4                   100.000000%                    .01500000                  PHOSPHORIA FORMATION ONLY:
                                                                    Anne Marie Wiley
                                                                          .00375000

                                                                   Page 32 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)


















59   TOWNSHIP 47 NORTH, RANGE 90 WEST                USA W-020846-A     U.S.A.
     Section 8: S/2NE/4                    80.00            HBP          All

TRACT                                     LESSEE OF RECORD            OVERRIDING ROYALTY                 WORKING INTEREST
 NO.    DESCRIPTION OF LAND                 & PERCENTAGE              & DECIMAL INTEREST                   & PERCENTAGE
----------------------------------------------------------------------------------------------------------------------------------

58                                                                  Thomas R. Wiley                 Goliad Partners, L.P.
                                                                          .00375000                            33.116250%
                                                                    Jean D. Binford                 Sid R. Bass, Inc.
                                                                          .00187500                            18.750000%
                                                                    Ruth M. Donley                  Keystone, Inc.
                                                                          .00187500                            18.750000%
                                                                    Robert D. Gensch                Thru Line Inc.
                                                                          .00187500                            18.750000%
                                                                    Betty G. Lester                 Perry R. Bass, Inc.
                                                                          .00187500                            10.633750%
                                                                                                                 -------
                                                                                                    REMAINING ZONES:

                                                                                                    Goliad Partners, L.P.
                                                                                                               31.250000%
                                                                                                    Sid R. Bass, Inc.
                                                                                                               18.750000%
                                                                                                    Keystone, Inc.
                                                                                                               18.750000%
                                                                                                    Thru Line Inc.
                                                                                                               18.750000%
                                                                                                    Perry R. Bass, Inc.
                                                                                                               12.500000%
                                                                                                                * * * * *
59   TOWNSHIP 47 NORTH, RANGE 90 WEST   Amoco Production Company    Elliott-Hall Company            SURFACE TO BASE OF PHOSPHORIA
     Section 8: S/2NE/4                         100.000000%               .02500000                 FORMATION:
                                                                    Elliott Industries
                                                                          .02500000                 Goliad Partners, L.P.
                                                                                                               31.250000%
                                                                                                    Sid R. Bass, Inc.
                                                                                                               18.750000%
                                                                                                    Keystone, Inc.
                                                                                                               18.750000%

                                                                   Page 33 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
--------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)
























60   TOWNSHIP 47 NORTH, RANGE 90 WEST                USA W-020846-C     U.S.A.
     Section 9: N/2, N/2SE/4              400.00            HBP          All
                                                    Bass Lease 33503



TRACT    LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.       & PERCENTAGE          & DECIMAL INTEREST            & PERCENTAGE
-------------------------------------------------------------------------------------

                                                             Thru Line Inc.
                                                                      18.750000%
                                                             Perry R. Bass, Inc.
                                                                           12.500000%
                                                                (Assignments Pending)
                                                                         - - - - - -
                                                             BELOW BASE OF PHOSPHORIA
                                                             FORMATION:

                                                             Amoco Production Company
                                                                           50.000000%
                                                             Goliad Partners, L. P.
                                                                           15.625000%
                                                             Sid R. Bass, Inc.
                                                                            9.375000%
                                                             Keystone, Inc.
                                                                            9.375000%
                                                             Thru Line Inc.
                                                                            9.375000%
                                                             Perry R. Bass, Inc.
                                                                            6.250000%
                                                                 (Assignments Pending)
                                                                           * * * * * *
     Amoco Production Company  Elliott-Hall Company          SURFACE TO BASE OF PHOSPHORIA
               100.000000%                  .0250000         FORMATION:
                               Elliott Industries
                                            .0250000         Goliad Partners, L. P.
                               Sprague Petroleum Co.                       31.250000%
                                            .0100000         Sid R. Bass, Inc.
                                                                           18.750000%
                                                             Keystone, Inc.
                                                                           18.750000%

                                                                   Page 34 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING



TRACT                                      NO.                        ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER   & PERCENTAGE
-----------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)


61   TOWNSHIP 47 NORTH, RANGE 90 WEST                 USA W-020999     U.S.A.
     Section 17: All                      640.00            HBP         All
                                                     Bass Lease 34697























TRACT     LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.        & PERCENTAGE           & DECIMAL INTEREST           & PERCENTAGE
--------------------------------------------------------------------------------------------

                                                              Thru Line Inc.
                                                                            18.750000%
                                                              Perry R. Bass, Inc.
                                                                            12.500000%
                                                                 (Assignments Pending)
                                                                           - - - - - -
                                                              BELOW BASE OF PHOSPHORIA
                                                              FORMATION:

                                                              Amoco Production Company
                                                                           50.000000%
                                                              Goliad Partners, L. P.
                                                                            15.625000%
                                                              Sid R. Bass, Inc.
                                                                             9.375000%
                                                              Keystone, Inc.
                                                                             9.375000%
                                                              Thru Line Inc.
                                                                             9.375000%
                                                              Perry R. Bass, Inc.
                                                                             6.250000%
                                                                 (Assignments Pending)
                                                                           * * * * * *
     Goliad Partners, L. P.    Rocky Mtn. Properties          Goliad Partners, L. P.
                 43.750000%                 .01000000                       43.750000%
     Sid R. Bass, Inc.         John T. Hoenshell              Sid R. Bass, Inc.
                 18.750000%                 .00500000                       18.750000%
     Keystone, Inc.            Alice Van Arsdale              Keystone, Inc.
                 18.750000%                 .00500000                       18.750000%
     Thru Line Inc.            Byron E. Van Arsdale, Jr.      Thru Line Inc.
                 18.750000%                 .00500000                       18.750000%


                                                                   Page 35 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                        ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER   & PERCENTAGE
------------------------------------------------------------------------------------
     FEDERAL LANDS (CONT'D)

62   TOWNSHIP 47 NORTH, RANGE 90 WEST                     Buffalo       U.S.A.
     Section 20: NW/4                     160.00         040123-A        All
                                                           HBP
                                                     Bass Lease 33508





TRACT     LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.        & PERCENTAGE          & DECIMAL INTEREST            & PERCENTAGE
------------------------------------------------------------------------------------------------
        Amoco Production Company    Thomas Miller McKinney         SURFACE TO BASE OF PHOSPHORIA
                    100.000000%     Estate Trust, Priscilla Ann    FORMATION:
                                    Dunnum, Trustee
                                                 .04000000         Goliad Partners, L. P.
                                    Wilma V. Pierce                              31.250000%
                                       .00500000                   Sid R. Bass, Inc.
                                    Dale R. and Beth Ann Say                     18.750000%
                                                 .00500000         Keystone, Inc.
                                                                                 18.750000%
                                                                   Thru Line Inc.
                                                                                 18.750000%
                                                                   Perry R. Bass, Inc.
                                                                                 12.500000%

                                                                   BELOW BASE OF PHOSPHORIA
                                                                   FORMATION:

                                                                   Amoco Production Company
                                                                                 50.000000%
                                                                   Goliad Partners, L. P.
                                                                                 15.625000%
                                                                   Sid R. Bass, Inc.
                                                                                  9.375000%
                                                                   Keystone, Inc.
                                                                                  9.375000%
                                                                   Thru Line Inc.
                                                                                  9.375000%
                                                                   Perry R. Bass, Inc.
                                                                                  6.250000%


                                                                   Page 36 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                          ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER     & PERCENTAGE
---------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)

63   TOWNSHIP 47 NORTH, RANGE 90 WEST                     Buffalo           U.S.A.
     Section 8: NE/4NE/4                   40.00          043410              All
                                                           HBU
                                                     Bass Lease 34743





TRACT               LESSEE OF RECORD        OVERRIDING ROYALTY                WORKING INTEREST
 NO.                 & PERCENTAGE           & DECIMAL INTEREST                 & PERCENTAGE
--------------------------------------------------------------------------------------------------------
63               Perry R. Bass, Inc.       Charles R. Hetzler             Perry R. Bass, Inc.
                             25.000000%                 .01000000                       25.000000%
                 Sid R. Bass, Inc.                                        Sid R. Bass, Inc.
                             18.750000%                                                 18.750000%
                 Lee M. Bass, Inc.                                        Lee M. Bass, Inc.
                             18.750000%                                                 18.750000%
                 Keystone, Inc.                                           Keystone, Inc.
                             18.750000%                                                 18.750000%
                 Thru Line Inc.                                           Thru Line Inc.
                             18.750000%                                                 18.750000%



     TOTAL FEDERAL LANDS - 20,377.04 ACRES, OR 95.14% OF UNIT AREA.

                                                                   Page 37 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                          ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER     & PERCENTAGE
---------------------------------------------------------------------------------------
            STATE LANDS

44    TOWNSHIP 47 NORTH, RANGE 91 WEST                    State           State of
      Section 16: N/2SW/4, SE/4            240.00        0-10937           Wyoming
                                                           HBP               All
      (SEE NOTE 1)                                   Bass Lease 33492


TRACT               LESSEE OF RECORD        OVERRIDING ROYALTY                WORKING INTEREST
 NO.                 & PERCENTAGE           & DECIMAL INTEREST                 & PERCENTAGE
--------------------------------------------------------------------------------------------------------
44              Amoco Production Company  None                          SURFACE TO BASE OF PHOSPHORIA
                          100.000000%                                   FORMATION:

                                                                        WPH-GP, Inc.
                                                                                      31.250000%
                                                                        Sid R. Bass, Inc.
                                                                                      18.750000%
                                                                        Keystone, Inc.
                                                                                      18.750000%
                                                                        Thru Line Inc.
                                                                                      18.750000%
                                                                        Perry R. Bass, Inc.
                                                                                      12.500000%
                                                                                        ------
                                                                        BELOW BASE OF PHOSPHORIA
                                                                        FORMATION:

                                                                        Amoco Production Company
                                                                                      43.525000%
                                                                        WPH-GP, Inc.
                                                                                      17.648437%
                                                                        Sid R. Bass, Inc.
                                                                                      10.589063%
                                                                        Keystone, Inc.
                                                                                      10.589062%
                                                                        Thru Line Inc.
                                                                                      10.589062%
                                                                        Perry R. Bass, Inc.
                                                                                       7.059375%

                                                                   Page 38 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                          ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER     & PERCENTAGE
---------------------------------------------------------------------------------------
       STATE LANDS (CONT'D)

45     TOWNSHIP 47 NORTH, RANGE 91 WEST                      State      State of
       Section 16: S/2SW/4                   80.00          0-10938      Wyoming
                                                              HBP          All
       (SEE NOTE 1)                                   Bass Lease 33493


TRACT               LESSEE OF RECORD        OVERRIDING ROYALTY                WORKING INTEREST
 NO.                 & PERCENTAGE           & DECIMAL INTEREST                 & PERCENTAGE
--------------------------------------------------------------------------------------------------------
45               Amoco Production Company  Amanda D. Carpenter           SURFACE TO BASE OF PHOSPHORIA
                           100.000000%                 .02500000         FORMATION:

                                                                         WPH-GP, Inc.
                                                                                       31.250000%
                                                                         Sid R. Bass, Inc.
                                                                                       18.750000%
                                                                         Keystone, Inc.
                                                                                       18.750000%
                                                                         Thru Line Inc.
                                                                                       18.750000%
                                                                         Perry R. Bass, Inc.
                                                                                       12.500000%
                                                                                       ----------
                                                                         BELOW BASE OF PHOSPHORIA
                                                                         FORMATION:

                                                                         Amoco Production Company
                                                                                      43.525000%
                                                                         WPH-GP, Inc.
                                                                                       17.648437%
                                                                         Sid R. Bass, Inc.
                                                                                       10.589063%
                                                                         Keystone, Inc.
                                                                                       10.589062%
                                                                         Thru Line Inc.
                                                                                       10.589062%
                                                                         Perry R. Bass, Inc.
                                                                                        7.059375%

                                                                   Page 39 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                          ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER     & PERCENTAGE
---------------------------------------------------------------------------------------
       STATE LANDS (CONT'D)

46     TOWNSHIP 47 NORTH, RANGE 91 WEST                      State      State of
       Section 16: N/2                      320.00          0-10939      Wyoming
                                                              HBP          All
       (SEE NOTE 1)                                   Bass Lease 33491




TRACT               LESSEE OF RECORD        OVERRIDING ROYALTY                WORKING INTEREST
 NO.                 & PERCENTAGE           & DECIMAL INTEREST                 & PERCENTAGE
--------------------------------------------------------------------------------------------------------

46              Amoco Production Company  Betty L. Bower                  SURFACE TO BASE OF PHOSPHORIA
                            100.000000%                .01250000          FORMATION:
                                           Al J. Johnson
                                                       .01250000          WPH-GP, Inc.
                                                                                        31.250000%
                                                                          Sid R. Bass, Inc.
                                                                                        18.750000%
                                                                          Keystone, Inc.
                                                                                        18.750000%
                                                                          Thru Line Inc.
                                                                                        18.750000%
                                                                          Perry R. Bass, Inc.
                                                                                        12.500000%
                                                                                        ----------
                                                                          BELOW BASE OF PHOSPHORIA
                                                                          FORMATION:

                                                                          Amoco Production Company
                                                                                        43.525000%
                                                                          WPH-GP, Inc.
                                                                                        17.648437%
                                                                          Sid R. Bass, Inc.
                                                                                        10.589063%
                                                                          Keystone, Inc.
                                                                                        10.589062%
                                                                          Thru Line Inc.
                                                                                        10.589062%
                                                                          Perry R. Bass, Inc.
                                                                                         7.059375%

                                                                   Page 40 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                          ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER     & PERCENTAGE
---------------------------------------------------------------------------------------
       STATE LANDS (CONT'D)

64     TOWNSHIP 47 NORTH, RANGE 90 WEST                      State      State of
       Section 16: NE/4                     160.00          0-10517      Wyoming
                                                              HBP          All
                                                      Bass Lease 38844



TRACT               LESSEE OF RECORD        OVERRIDING ROYALTY                WORKING INTEREST
 NO.                  & PERCENTAGE          & DECIMAL INTEREST                  & PERCENTAGE
--------------------------------------------------------------------------------------------------------
64                 Perry R. Bass, Trustee    L. A. Purtell                    Perry R. Bass, Trustee
                               18.750000%                 .03125000                       18.750000%
                   Sid R. Bass, Inc.         Rocky Mtn. Properties            Sid R. Bass, Inc.
                               14.062500%                 .01500000                       14.062500%
                   Lee M. Bass, Inc.         Frances K. Kellogg & Richard     Lee M. Bass, Inc.
                               14.062500%    John Kellogg, Co-Trustees,                   14.062500%
                   Keystone, Inc.            Frances K. Kellogg Family Trust  Keystone, Inc.
                               14.062500%                 .01000000                       14.062500%
                   Thru Line Inc.            James Dawson Hancock, Jr. &      Thru Line Inc.
                               14.062500%    Margaret Fox Hancock,                        14.062500%
                   RES Oil & Gas Ltd.        Trustees, the Hanco Trust        RES Oil & Gas Ltd.
                               12.500000%                 .00694440                       12.500000%
                   VLS Oil & Gas Ltd.        John L. and Mary Kathryne        VLS Oil & Gas Ltd.
                               12.500000%    Hancock, Trustees, JLH Minroy                12.500000%
                                             Trust        .00277780
                                             Emile Guidroz
                                                          .00208330
                                             Virginia Nelle Rouer
                                                          .00208330
                                             Carol L. Collins Zachau
                                                          .00156260
                                             Anne Luckett Fisher
                                                          .00156250
                                             John J. Dorie
                                                          .00138892
                                             Leona O'Keefe Green
                                                          .00104170
                                             Oral Mae Rodgers
                                                          .00104170


                                                                   Page 41 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                          ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER     & PERCENTAGE
---------------------------------------------------------------------------------------
       STATE LANDS (CONT'D)




TRACT               LESSEE OF RECORD        OVERRIDING ROYALTY                WORKING INTEREST
 NO.                 & PERCENTAGE           & DECIMAL INTEREST                 & PERCENTAGE
--------------------------------------------------------------------------------------------------------
       STATE LANDS (CONT'D)
64                                          Virginia Green Sparkman
                                                         .00104170
                                            G. W. Shipman
                                                         .00104165
                                            Warren W. Shipman III
                                                         .00104165
                                            John Hancock Dorie
                                                         .00046296
                                            Mark Henry Dorie
                                                         .00046296
                                            Martha Dorie Fordyce
                                                         .00046296
                                                         * * * * * *

TRACT                                      NO.                          ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER     & PERCENTAGE
---------------------------------------------------------------------------------------
65   TOWNSHIP 47 NORTH, RANGE 90 WEST                      State           State of
     Section 16: NW/4                     160.00          0-15817           Wyoming
                                                            HBP               All
                                                     Bass Leases 33505
                                                         and 38845


TRACT               LESSEE OF RECORD          OVERRIDING ROYALTY                WORKING INTEREST
 NO.                 & PERCENTAGE             & DECIMAL INTEREST                 & PERCENTAGE
--------------------------------------------------------------------------------------------------------
65                  Amoco Production Company  Frances K. Kellogg & Richard    SURFACE TO BASE OF PHOSPHORIA
                                50.000000%    John Kellogg, Co-Trustees,      FORMATION:
                    RES Oil & Gas Ltd.        Frances K. Kellogg Family Trust
                                12.500000%                 .01000000          WPH-GP, Inc.
                    VLS Oil & Gas Ltd.        Rocky Mtn. Properties                        15.625000%
                                12.500000%                 .01000000          Sid R. Bass, Inc.
                    Perry R. Bass, Trustee    Joan C. Carr & Fred H. Carr,                 14.062500%
                                 6.250000%    Co-Trustees, Joan C. Carr       Keystone, Inc.
                    Sid R. Bass, Inc.         Living Trust                                 14.062500%
                                 4.687500%                 .00500000          Thru Line Inc.
                    Lee M. Bass, Inc.         James Dawson Hancock, Jr. &                  14.062500%
                                 4.687500%    Margaret Fox Hancock,           RES Oil & Gas Ltd.
                    Keystone, Inc.            Trustees, the Hanco Trust                    12.500000%
                                 4.687500%                 .00104170          VLS Oil & Gas Ltd.
                    Thru Line Inc.            John L. and Mary Kathryne                    12.500000%
                                 4.687500%    Hancock, Trustees, JLH Minroy   Perry R. Bass, Trustee
                                              Trust        .00041670                        6.250000%

                                                                   Page 42 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                          ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER     & PERCENTAGE
---------------------------------------------------------------------------------------
       STATE LANDS (CONT'D)


TRACT               LESSEE OF RECORD        OVERRIDING ROYALTY                WORKING INTEREST
 NO.                 & PERCENTAGE           & DECIMAL INTEREST                 & PERCENTAGE
--------------------------------------------------------------------------------------------------------
                                            Emile Guidroz                  Perry R. Bass, Inc.
                                                         .00031250                        6.250000%
                                            Virginia Nelle Rouer           Lee M. Bass, Inc.
                                                         .00031250                        4.687500%
                                            Anne Luckett Fisher                           ----------
                                                         .00023440         BELOW BASE OF PHOSPHORIA
                                            Carol L. Collins Zachau        FORMATION:
                                                         .00023440
                                            John J. Dorie                  Amoco Production Company
                                                         .00020835                       25.000000%
                                            G. W. Shipman                  RES Oil & Gas Ltd.
                                                         .00015625                       12.500000%
                                            Warren W. Shipman III          VLS Oil & Gas Ltd.
                                                         .00015625                       12.500000%
                                            Leona O'Keefe Green            Sid R. Bass, Inc.
                                                         .00015620                        9.375000%
                                            Oral Mae Rodgers               Keystone, Inc.
                                                         .00015620                        9.375000%
                                            Virginia Green Sparkman        Thru Line Inc.
                                                         .00015620                        9.375000%
                                            John Hancock Dorie             WPH-GP, Inc.
                                                         .00006945                        7.812500%
                                            Mark Henry Dorie               Perry R. Bass, Trustee
                                                         .00006945                        6.250000%
                                            Martha Dorie Fordyce           Lee M. Bass, Inc.
                                                         .00006945                        4.687500%
                                                                           Perry R. Bass, Inc.
                                                                                          3.125000%

TOTAL STATE LANDS - 960.00 ACRES, OR 4.48% OF UNIT AREA.

                                                                   Page 43 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                          ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER     & PERCENTAGE
---------------------------------------------------------------------------------------
       PATENTED LANDS

66   TOWNSHIP 47 NORTH, RANGE 90 WEST                     HBP          10% ROYALTY
     Section 8: NE/4NW/4                 40.00     Bass Leases 33475   DIVIDED AS FOLLOWS:
     Recorded in Book 2, Page 42                    33500, 34744, and  James K. Cooper
                                                         34745         21/192 of 10%
     (SEE NOTE 2)                                                      Susan Donnell
                                                                       Konkel 1/9 of
                                                                       42/192 of 10%
                                                                       John R. Donnell, Jr.
                                                                       1/9 of 42/192 of 10%
                                                                       R. Kennedy & Ann
                                                                       Donnell Davis Revocable
                                                                       Trust, Norwest Bank,
                                                                       Trustee
                                                                       1/9 of 42/192 of 10%
                                                                       William W. Donnell
                                                                       1/9 of 42/192 of 10%
                                                                       Thomas B. Donnell
                                                                       1/9 of 42/192 of 10%
                                                                       Richard H. Donnell
                                                                       1/9 of 42/192 of 10%
                                                                       Bruce B. Donnell
                                                                       1/9 of 42/192 of 10%
                                                                       Sandra D. Donnell
                                                                       1/9 of 42/192 of 10%
                                                                       Nancy D. Lilly
                                                                       1/9 of 42/192 of 10%
                                                                       Harriett L. Hares Testamentary Trust
                                                                       21/192 of 10%

TRACT               LESSEE OF RECORD        OVERRIDING ROYALTY                WORKING INTEREST
 NO.                 & PERCENTAGE           & DECIMAL INTEREST                 & PERCENTAGE
--------------------------------------------------------------------------------------------------------

66                Goliad Partners, L. P.      None                         PER DONLEY DRILLING UNIT AS TO
                            43.750000%                                     PHOSPHORIA FORMATION ONLY:
                  Sid R. Bass, Inc.
                            18.750000%                                     Goliad Partners, L. P.
                  Keystone, Inc.                                                       33.116250%
                            18.750000%                                     Sid R. Bass, Inc.
                  Thru Line Inc.                                                       18.750000%
                            18.750000%                                     Keystone, Inc.
                                                                                       18.750000%
                                                                           Thru Line Inc.
                                                                                       18.750000%
                                                                           Perry R. Bass, Inc.
                                                                                       10.633750%
                                                                                       -----------
                                                                           REMAINING ZONES:

                                                                           Goliad Partners, L. P.
                                                                                       43.750000%
                                                                           Sid R. Bass, Inc.
                                                                                       18.750000%
                                                                           Keystone, Inc.
                                                                                       18.750000%
                                                                           Thru Line Inc.
                                                                                       18.750000%

                                                                   Page 44 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
---------------------------------------------------------------------------------------
     PATENTED LANDS (CONT'D)
                                                                       Marilee Endrizzl Walton Trust,
                                                                       First Interstate Bank, Agent
                                                                       for Trustee
                                                                       8/192 of 10%
                                                                       Perry R. Bass, Trustee
                                                                       75% of 1/4 of 29/192 of 10%
                                                                       Perry R. Bass, Inc.,
                                                                       25% of 1/4 of 29/192 of 10%
                                                                       Sid R. Bass, Inc.
                                                                       3/16 of 29/192 of 10%
                                                                       Lee M. Bass, Inc.
                                                                       3/16 of 29/192 of 10%
                                                                       Keystone, Inc.
                                                                       3/16 of 29/192 of 10%
                                                                       Thru Line Inc.
                                                                       3/16 of 29/192 of 10%
                                                                       States Inc.
                                                                       21/192 of 10%
     * (Uncommitted to CA and/or Unit Agreement)                       Helen Strailiff *
                                                                       21/192 of 10%
                                                                       Ronald A. Winsryg
                                                                       21/192 of 10%
                                                                       * * * * * * * *

67   TOWNSHIP 47 NORTH, RANGE 90 WEST                     HBP          10% ROYALTY
     Section 8: NW/4NE/4                 40.00   Bass Leases 33475,    DIVIDED AS FOLLOWS:
     Recorded in Book 2, Page 42                   33500, 34744, and   FROM SURFACE TO BASE
                                                         34745         OF PHOSPHORIA
                                                                       FORMATION:


TRACT               LESSEE OF RECORD        OVERRIDING ROYALTY                WORKING INTEREST
 NO.                 & PERCENTAGE           & DECIMAL INTEREST                 & PERCENTAGE
-------------------------------------------------------------------------------------------------
67                   Perry R. Bass, Inc.         None                     Perry R. Bass, Inc.
                               25.000000%                                             25.000000%
                     Sid R. Bass, Inc.                                    Sid R. Bass, Inc.
                               18.750000%                                             18.750000%
                     Lee M. Bass, Inc.                                    Lee M. Bass, Inc.
                               18.750000%                                             18.750000%


                                                                   Page 45 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                              NO.                       ROYALTY OWNER                  LESSEE OF RECORD
 NO.      DESCRIPTION OF LAND     ACRES   SERIAL NUMBER      & PERCENTAGE                    & PERCENTAGE
------------------------------------------------------------------------------------------------------------------------
        PATENTED LANDS (CONT'D)
                                                          James K. Cooper                   Keystone, Inc.
                                                          21/192 of 10%                                18.750000%
                                                          Susan Donnell                     Thru Line Inc.
                                                          Konkel 1/9 of                                18.750000%
                                                          42/192 of 10%
                                                          John R. Donnell, Jr.
                                                          1/9 of 42/192 of 10%
                                                          Ann Donnell Davis
                                                          Revocable Trust,
                                                          Norwest Bank, Trustee
                                                          1/9 of 42/192 of 10%
                                                          William W. Donnell
                                                          1/9 of 42/192 of 10%
                                                          Thomas B. Donnell
                                                          1/9 of 42/192 of 10%
                                                          Richard H. Donnell
                                                          1/9 of 42/192 of 10%
                                                          Bruce B. Donnell
                                                          1/9 of 42/192 of 10%
                                                          Sandra D. Donnell
                                                          1/9 of 42/192 of 10%
                                                          Nancy D. Lilly
                                                          1/9 of 42/192 of 10%
                                                          Harriett L. Hares Testamentary Trust
                                                          21/192 of 10%
                                                          Marilee Endrizzi Walton Trust,
                                                          First Interstate Bank, Agent
                                                          for Trustee
                                                          8/192 of 10%
                                                          Perry R. Bass, Trustee
                                                          75% of 1/4 of 29/192 of 10%


TRACT   OVERRIDING ROYALTY          WORKING INTEREST
 NO.    & DECIMAL INTEREST            & PERCENTAGE
---------------------------------------------------------
                                    Keystone, Inc.
                                               18.750000%
                                    Thru Line Inc.
                                               18.750000%

                                                                   Page 46 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                              NO.                       ROYALTY OWNER                   LESSEE OF RECORD
 NO.      DESCRIPTION OF LAND     ACRES   SERIAL NUMBER       & PERCENTAGE                     & PERCENTAGE
------------------------------------------------------------------------------------------------------------------------
        PATENTED LANDS (CONT'D)
                                                          Perry R. Bass, Inc.
                                                          25% of 1/4 of 29/192 of 10%
                                                          Sid R. Bass, Inc.
                                                          3/16 of 29/192 of 10%
                                                          Lee M. Bass, Inc.
                                                          3/16 of 29/192 of 10%
                                                          Keystone, Inc.
                                                          3/16 of 29/192 of 10%
                                                          Thru Line Inc.
                                                          3/16 of 29/192 of 10%
                                                          States Inc.
                                                          21/192 of 10%
        * (Uncommitted to CA and/or Unit Agreement)       Helen Straitiff *
                                                          21/192 of 10%
                                                          Ronald A. Winsryg
                                                          21/192 of 10%
                                                          ---------------

                                                        BELOW PHOSPHORIA FORMATION:

                                                          James K. Cooper
                                                          21/192 of 10%
                                                          Susan Donnell
                                                          Konkel 1/9 of
                                                          42/192 of 10%
                                                          John R. Donnell, Jr.
                                                          1/9 of 42/192 of 10%
                                                          Ann Donnell Davis
                                                          Revocable Trust,
                                                          Norwest Bank, Trustee
                                                          1/9 of 42/192 of 10%


TRACT  OVERRIDING ROYALTY      WORKING INTEREST
 NO.   & DECIMAL INTEREST        & PERCENTAGE
-----------------------------------------------------

                                                                   Page 47 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                              NO.                         ROYALTY OWNER                   LESSEE OF RECORD
 NO.      DESCRIPTION OF LAND     ACRES   SERIAL NUMBER        & PERCENTAGE                      & PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------
        PATENTED LANDS (CONT'D)
                                                          William W. Donnell
                                                          1/9 of 42/192 of 10%
                                                          Thomas B. Donnell
                                                          1/9 of 42/192 of 10%
                                                          Richard H. Donnell
                                                          1/9 of 42/192 of 10%
                                                          Bruce B. Donnell
                                                          1/9 of 42/192 of 10%
                                                          Sandra D. Donnell
                                                          1/9 of 42/192 of 10%
                                                          Nancy D. Lilly
                                                          1/9 of 42/192 of 10%
                                                          Harriett L. Hares Testamentary Trust
                                                          21/192 of 10%
                                                          Marilee Endrizzi Walton Trust,
                                                          First Interstate Bank, Agent
                                                          for Trustee
                                                          8/192 of 10%
                                                          Perry R. Bass, Trustee
                                                          1/2 of 75% of 1/4 of 29/192 of 10%
                                                          Perry R. Bass, Inc.
                                                          1/2 of 25% of 1/4 of 29/192 of 10%
                                                          Sid R. Bass, Inc.
                                                          1/2 of 3/16 of 29/192 of 10%
                                                          Lee M. Bass, Inc.
                                                          1/2 of 3/16 of 29/192 of 10%
                                                          Keystone, Inc.
                                                          1/2 of 3/16 of 29/192 of 10%
                                                          Thru Line Inc.
                                                          1/2 of 3/16 of 29/192 of 10%


TRACT  OVERRIDING ROYALTY      WORKING INTEREST
NO.    & DECIMAL INTEREST        & PERCENTAGE
--------------------------------------------------

                                                                   Page 48 of 48
         EXHIBIT A-1 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
               AND OPERATION OF THE COTTONWOOD CREEK UNIT AREA
                           WASHAKIE COUNTY, WYOMING

TRACT                              NO.                         ROYALTY OWNER                   LESSEE OF RECORD
 NO.      DESCRIPTION OF LAND     ACRES   SERIAL NUMBER        & PERCENTAGE                     & PERCENTAGE
------------------------------------------------------------------------------------------------------------------------
        PATENTED LANDS (CONT'D)
                                                          Amoco Production Company
                                                          1/2 of 29/192 of 10%
                                                          States Inc.
                                                          21/192 of 10%
        * (Uncommitted to CA and/or Unit Agreement)       Helen Straitiff *
                                                          21/192 of 10%
                                                          Ronald A. Winsryg
                                                          21/192 of 10%

        TOTAL PATENTED LANDS - 80.00 ACRES, OR .38% OF UNIT AREA.


                                 RECAPITULATION

                  LAND          ACRES      PERCENTAGE
                  --------    ---------    ----------
                  Federal     20,377.04      95.14%
                  State          960.00       4.48%
                  Patented        80.00        .38%
                              ---------    ----------
                    TOTAL     21,417.04     100.00%

NOTE 1: This lease is subject to Pooling Agreement dated September 8, 1952, as amended, between Stanolind Oil and Gas Company and General Petroleum Corporation which provided for the sharing of costs and production as
         follows:   Stanolind/Amoco - 87.05%
                    General/Mobil -   12.95%
         Deep rights reflect pooled interests. Bass acquired 100% of interest in shallow depths subject to Pooling Agreement.

NOTE 2: This lease is committed to the Donley Drilling Unit dated June 29, 1956, and to Communitization Agreement No. 14-08-001-3468, effective August 9, 1956, approved November 5, 1956. Said Agreements cover Tracts 55, 58, and 66, containing 160.00 acres, more or less.

              EXHIBIT A-2   PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                     REVISED EXHIBIT B
                                      JANUARY 1, 1998
             ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
   AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                                  WASHAKIE COUNTY, WYOMING



TRACT                                      NO.                                       ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES               SERIAL NUMBER          & PERCENTAGE
---------------------------------------------------------------------------------------------------
               FEDERAL LANDS

1    TOWNSHIP 46 NORTH, RANGE 91 WEST                           USA W-688                U.S.A.
     Section 1: Lots 5, 6, 11, and 12     124.68                   HBP                    100%
                                                         Bass Leases 31102, 32241,
                                                      33400, 34266, 38358, and 40495



2    TOWNSHIP 46 NORTH, RANGE 91 WEST                           USA W-688                U.S.A.
     Section 1: Lots 13,14, S/2NE/4       160.00                   HBP                    100%
                                                         Bass Leases 31102, 32241,
                                                      33400, 34266, 38358, and 40495





TRACT        LESSEE OF RECORD           OVERRIDING ROYALTY                   WORKING INTEREST
 NO.           & PERCENTAGE             & DECIMAL INTEREST                     & PERCENTAGE
---------------------------------------------------------------------------------------------------------
1           Worland Associates        Burton G. Lowe                    SURFACE TO TOP OF PHOSPHORIA
                      100.000000%                 .00666667             FORMATION:
                                      Joseph S. Pollare Living Trust,
                                      Joseph S. Pollare Trustee         Worland Associates
                                                  .00666667                         100.000000%
                                      Swinehart 1973 Trust, John C.                  - - - - - -
                                      Swinehart and Leslie Mallett,     PHOSPHORIA FORMATION ONLY:
                                      Co-Trustees
                                                  .00666666             Worland Associates
                                                                                     50.000000%
                                                                        Worland Associates II
                                                                                     50.000000%
                                                                                     - - - - - -
                                                                        BELOW BASE OF PHOSPHORIA
                                                                        FORMATION:

                                                                        Worland Associates
                                                                                    100.000000%
                                                                                     * * * * * *
2           Worland Associates        Lakeview Oil Company              SURFACE TO BASE OF PHOSPHORIA
                      100.000000%                   .01237500           FORMATION, OR WHERE THE
                                      Allagesh Oil Company              PHOSPHORIA FORMATION IS NOT
                                                    .01000000           FOUND, TO A DEPTH OF 9,580
                                      E.E. Engleman                     FEET:
                                                    .01000000
                                      Sims Properties                   Goliad Partners, L. P.
                                                    .01000000                        37.500000%
                                                                        Sid R. Bass, Inc.
                                                                                     18.750000%


              EXHIBIT A-2   PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                      REVISED EXHIBIT B
                                       JANUARY 1, 1998
              ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
   AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                                  WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                                  ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES            SERIAL NUMBER        & PERCENTAGE
-----------------------------------------------------------------------------------------------
     FEDERAL LANDS (CONT'D)



3    TOWNSHIP 47 NORTH, RANGE 90 WEST                        USA W-03441-A         U.S.A.
     Section 29: S/2SW/4, NW/4SW/4        120.00                  HBP               100%
                                                       Bass Leases 33350, 33509,
                                                        38848, 38855, and 39039





TRACT         LESSEE OF RECORD               OVERRIDING ROYALTY                WORKING INTEREST
 NO.            & PERCENTAGE                 & DECIMAL INTEREST                  & PERCENTAGE
------------------------------------------------------------------------------------------------------------
                                           T-Bar Oil & Gas, Ltd.             Keystone, Inc.
                                                        .00850000                       18.750000%
                                           Burton G. Lowe                    Thru Line Inc.
                                                        .00667000                       18.750000%
                                           Joseph S. Pollare Living Trust,   Perry R. Bass, Inc.
                                           Joseph S. Pollare Trustee                     6.250000%
                                                        .00667000                        - - - - - -
                                           Swinehart 1973 Trust, John C.     BELOW BASE OF PHOSPHORIA
                                           Swinehart and Leslie Mallett,     FORMATION, OR WHERE THE
                                           Co-Trustees                       PHOSPHORIA FORMATION IS NOT
                                                        .00666000            FOUND, TO A DEPTH OF 9,580
                                           Harry M. Perry                    FEET:
                                                        .00412500
                                                                             Worland Associates
                                                                                       100.000000%
                                                                                     * * * * * *
3         Mobil Expl. & Prod. North        Rocky Mtn. Properties             PHOSPHORIA FORMATION ONLY:
          America, Inc.                                 .02500000
                      100.000000%          Devon Energy Corporation          Goliad Partners, L. P.
                                                        .01000000                       34.080923%
                                           Betty S. Veronda                  Sid R. Bass, Inc.
                                                        .01000000                       18.750000%
                                           Perry R. Bass, Inc.               Keystone, Inc.
                                                        .00125000                       18.750000%
                                           Sid R. Bass, Inc.                 Thru Line Inc.
                                                        .00093750                       18.750000%
                                           Lee M. Bass, Inc.                 Perry R. Bass, Inc.
                                                        .00093750                        9.669077%
                                           Keystone, Inc.                               - - - - - -
                                                        .00093750            ALL OTHER FORMATIONS:


              EXHIBIT A-2   PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                  REVISED EXHIBIT B
                                  JANUARY 1, 1998
          ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
   AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                              WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                                    ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES            SERIAL NUMBER          & PERCENTAGE
-------------------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)



4    TOWNSHIP 47 NORTH, RANGE 91 WEST                        USA W-06876              U.S.A.
     Section 26: SE14                     160.00                HBP                    100%
                                                      Bass Leases 33349, 33499,
                                                          38856, and 39037





TRACT          LESSEE OF RECORD              OVERRIDING ROYALTY                  WORKING INTEREST
 NO.             & PERCENTAGE                & DECIMAL INTEREST                     & PERCENTAGE
--------------------------------------------------------------------------------------------------------------

                                           Thru Line Inc.                    Mobil Expl. & Prod. Co.
                                                        .00093750                      100.000000%
                                                         * * * * * *                    * * * * * *
4            Mobil Expl. & Prod. North     V. H. Knisely                     SURFACE TO BASE OF PHOSPHORIA
             America, Inc.                              .01750000            FORMATION:
                            100%           Mobil Expl. & Prod. North
                                           America, Inc.                     Goliad Partners, L. P.
                                                        .01500000                       34.080923%
                                           Bruce Anderson                    Sid R. Bass, Inc.
                                                        .00875000                       18.750000%
                                           K & R Enterprises                 Keystone, Inc.
                                                        .00500000                       18.750000%
                                           Richard L. Peterson               Thru Line Inc.
                                                        .00375000                       18.750000%
                                                                             Perry R. Bass, Inc.
                                                                                         9.669077%
                                                                                         --------
                                                                             BELOW BASE OF PHOSPHORIA
                                                                             FORMATION:

                                                                             Goliad Partners, L. P.
                                                                                        33.128216%
                                                                             Sid R. Bass, Inc.
                                                                                        18.178376%
                                                                             Keystone, Inc.
                                                                                        18.178375%
                                                                             Thru Line Inc.
                                                                                        18.178375%
                                                                             Perry R. Bass, Inc.
                                                                                         9.287993%

              EXHIBIT A-2   PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                    REVISED EXHIBIT B
                                     JANUARY 1, 1998
            ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
    AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                                WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                              ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER         & PERCENTAGE
-----------------------------------------------------------------------------------------
     FEDERAL LANDS (CONT'D)






5    TOWNSHIP 47 NORTH, RANGE 90 WEST                   USA W-44459            U.S.A.
     Section 32: W/2NE/4                   80.00            HBP                100%
                                                   Bass Leases 33354, 33382,
                                                   33390, 33394, 33513,
                                                     38854, and 39038





TRACT  LESSEE OF RECORD        OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & PERCENTAGE          & DECIMAL INTEREST                   & PERCENTAGE
------------------------------------------------------------------------------------------------


                                                                Amoco Production Company
                                                                        3.048665%
                                                                       * * * * * *

5     Goliad Partners, L.P.     Lakeview Oil Company            SURFACE TO BASE OF PHOSPHORIA
             30.678025%                 .00529290               FORMATION:
      Sid R. Bass, Inc.         Frank Lovett
             17.415372%                 .00176430               Goliad Partners, L.P.
      Keystone, Inc.                                                         31.790212%
             17.415371%                                         Sid R. Bass, Inc.
      Thru Line Inc.                                                         18.082684%
             17.415371%                                         Keystone, Inc.
      Perry R. Bass, Inc.                                                    18.082684%
              9.957841%                                         Thru Line Inc.
      William G. Helis Estate                                                18.082684%
              3.559020%                                         Perry R. Bass, Inc.
      Amoco Production Company                                               10.402716%
              3.559000%                                         William G. Helis Estate
                                                                              3.559020%
                                                                           * * * * * *
                                                                BELOW BASE OF PHOSPHORIA
                                                                FORMATION:

                                                                Goliad Partners, L.P.
                                                                             31.234119%
                                                                Sid R. Bass, Inc.
                                                                             17.749028%
                                                                Keystone Inc.
                                                                             17.749027%
                                                                Thru Line Inc.
                                                                             17.749027%



              EXHIBIT A-2   PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                   REVISED EXHIBIT B
                                   JANUARY 1, 1998
         ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
   AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                             WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER      & PERCENTAGE
----------------------------------------------------------------------------------------
5    FEDERAL LANDS (CONT'D)







6    TOWNSHIP 46 NORTH, RANGE 90 WEST                  USA W-32937            U.S.A.
     Section 6: S/2NE/4, NE/4SW/4         120.00          HBP                 100%
                                                      Bass Leases 33391,
                                                   33401, 34267, and 38359






7    TOWNSHIP 46 NORTH, RANGE 90 WEST                   USA W-32937          U.S.A.
     Section 6: N/2SE/4                    80.00            HBP              100%
                                                      Bass Leases 33391,
                                                   33401, 34267, and 38359






TRACT   LESSEE OF RECORD        OVERRIDING ROYALTY             WORKING INTEREST
 NO.     & PERCENTAGE           & DECIMAL INTEREST               & PERCENTAGE
------------------------------------------------------------------------------------------------

                                                               Perry R. Bass, Inc.
                                                                          10.180279%
                                                               William G. Helis Estate
                                                                           3.559020%
                                                               Amoco Production Company
                                                                           1.779500%
                                                                        * * * * * *
6    Goliad Partners, L. P.    Maurice W. Brown                Goliad Partners, L.P.
               35.416667%                 .04000000                       35.416667%
     Sid R. Bass, Inc.         Joseph S. Rose, Jr.             Sid R. Bass, Inc.
               18.750000%                 .01000000                       18.750000%
     Keystone, Inc.            Lakeview Oil Company            Keystone, Inc.
               18.750000%                 .00825000                       18.750000%
     Thru Line Inc.            T-Bar Oil & Gas, Ltd.           Thru Line Inc.
               18.750000%                 .00566666                       18.750000%
     Perry R. Bass, Inc.       Frank Lovett                    Perry R. Bass, Inc.
                8.333333%                 .00275000                        8.333333%
              * * * * * *               * * * * * *                     * * * * * *
7    Goliad Partners, L. P.    Maurice W. Brown                Goliad Partners, L.P.
               35.416667%                 .04000000                       35.416667%
     Sid R. Bass, Inc.         Joseph S. Rose, Jr.             Sid R. Bass, Inc.
               18.750000%                 .01000000                       18.750000%
     Keystone, Inc.            Lakeview Oil Company            Keystone, Inc.
               18.750000%                 .00825000                       18.750000%
     Thru Line Inc.            T-Bar Oil & Gas, Ltd.           Thru Line Inc.
               18.750000%                 .00566666                       18.750000%
     Perry R. Bass, Inc.       Frank Lovett                    Perry R. Bass, Inc.
                8.333333%                 .00275000                        8.333333%


              EXHIBIT A-2   PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                     REVISED EXHIBIT B
                                      JANUARY 1, 1998
             ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
    AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                                 WASHAKIE COUNTY, WYOMING



TRACT                                      NO.                             ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES      SERIAL NUMBER         & PERCENTAGE
----------------------------------------------------------------------------------------
     FEDERAL LANDS (CONT'D)

 8   TOWNSHIP 46 NORTH, RANGE 90 WEST                   USA W-36572            U.S.A.
     Section 6: Lots 16 and 17             80.00           HBP                  100%
                                                       Bass Leases 33392,
                                                    33402, 34268, and 38357






 9   TOWNSHIP 46 NORTH, RANGE 90 WEST                   USA W-0134933           U.S.A.
     Section 5: S/2NW/4                    80.00            HBP                  100%
                                                       Bass Lease 33360







10   TOWNSHIP 47 NORTH, RANGE 90 WEST                   USA W-0134988-B          U.S.A.
     Section 32: W/2SE/4                   80.00            HBP                   100%
                                                       Bass Lease 33352



TRACT   LESSEE OF RECORD        OVERRIDING ROYALTY                WORKING INTEREST
 NO.      & PERCENTAGE          & DECIMAL INTEREST                  & PERCENTAGE
----------------------------------------------------------------------------------------------


 8   Goliad Partners, L. P.    T-Bar Oil & Gas, Ltd.             Goliad Partners, L. P.
               35.416667%                 .01700000                       35.416667%
     Sid R. Bass, Inc.         Lakeview Oil Company              Sid R. Bass, Inc.
               18.750000%                 .00875000                       18.750000%
     Keystone, Inc.            Frank Lovett                      Keystone, Inc.
               18.750000%                 .00291700                       18.750000%
     Thru Line Inc.                                              Thru Line Inc.
               18.750000%                                                 18.750000%
     Perry R. Bass, Inc.                                         Perry R. Bass, Inc.
                8.333333%                                                  8.333333%
              * * * * * *                                                * * * * * *
 9   Goliad Partners, L. P.    Sella R. Hayutin                  Goliad Partners, L. P.
               31.250000%                 .04000000                       31.250000%
     Sid R. Bass, Inc.         Rosalie Hayutin VanHorn           Sid R. Bass, Inc.
               18.750000%                 .04000000                       18.750000%
     Keystone, Inc.                                              Keystone, Inc.
               18.750000%                                                 18.750000%
     Thru Line Inc.                                              Thru Line Inc.
               18.750000%                                                 18.750000%
     Perry R. Bass, Inc.                                         Perry R. Bass, Inc.
               12.500000%                                                 12.500000%
              * * * * * *                                                * * * * * *
10   Goliad Partners, L. P.    A. M. Culver Company              Goliad Partners, L. P.
               31.250000%                 .04000000                       31.250000%
     Sid R. Bass, Inc.                                           Sid R. Bass, Inc.
               18.750000%                                                 18.750000%
     Keystone, Inc.                                              Keystone, Inc.
               18.750000%                                                 18.750000%
     Thru Line Inc.                                              Thru Line Inc.
               18.750000%                                                 18.750000%


            EXHIBIT A-2 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                  REVISED EXHIBIT B
                                   JANUARY 1, 1998
          ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
   AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                          WASHAKIE COUNTY, WYOMING


TRACT                                    NO.                                ROYALTY OWNER
 NO.  DESCRIPTION OF LAND               ACRES      SERIAL NUMBER            & PERCENTAGE
------------------------------------------------------------------------------------------
      FEDERAL LANDS (CONT'D)






11   TOWNSHIP 47 NORTH, RANGE 90 WEST               USA W-0148758-B            U.S.A.
     Section 31: SE/4                   160.00            HBP                   100%
                                                     Bass Leases 33355,
                                                   33395, 34269, and 38352










12   TOWNSHIP 46 NORTH, RANGE 90 WEST                  USA W-0168275           U.S.A.
     Section 5: Lots 7, 8, 9, 10, 15,   206.00            HBP                   100%
     and 16                                        Bass Leases 33357, 33397,
                                                     34270, and 38353






TRACT   LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.    & PERCENTAGE           & DECIMAL INTEREST            & PERCENTAGE
--------------------------------------------------------------------------------------

11   Perry R. Bass, Inc.                                         Perry R. Bass, Inc.
               12.500000%                                                 12.500000%
                ******                                                     ******

     Goliad Partners, L.P.     A. M. Culver Company              Goliad Partners, L.P.
               34.375000%                 .03000000                       34.375000%
     Sid R. Bass, Inc.         Lakeview Oil Company              Sid R. Bass, Inc.
               18.750000%                 .00618750                       18.750000%
     Keystone, Inc.            T-Bar Oil & Gas, Ltd.             Keystone, Inc.
               18.750000%                 .00425000                       18.750000%
     Thru Line Inc.            Sims Properties                   Thru Line Inc.
               18.750000%                 .00333340                       18.750000%
     Perry R. Bass, Inc.       Allagesh Oil Company              Perry R. Bass, Inc.
                9.375000%                 .00333330                        9.375000%
                               E. E. Engleman
                                          .00333330
                               Harry M. Perry
                                          .00206250
                                          * * * * * *
12   Goliad Partners, L.P.     Elaine Wolf                       Goliad Partners, L.P.
               31.250000%                 .03000000                       31.250000%
     Sid R. Bass, Inc.                                           Sid R. Bass, Inc.
               18.750000%                                                 18.750000%
     Keystone, Inc.                                              Keystone, Inc.
               18.750000%                                                 18.750000%
     Thru Line Inc.                                              Thru Line Inc.
               18.750000%                                                 18.750000%
     Perry R. Bass, Inc.                                         Perry R. Bass, Inc.
               12.500000%                                                 12.500000%


          EXHIBIT A-2 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                REVISED EXHIBIT B
                                 JANUARY 1, 1998
      ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
  AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                             WASHAKIE COUNTY, WYOMING


TRACT                                     NO.                              ROYALTY OWNER
 NO.  DESCRIPTION OF LAND               ACRES       SERIAL NUMBER          & PERCENTAGE
-------------------------------------------------------------------------------------------
      FEDERAL LANDS (CONT'D)

13    TOWNSHIP 46 NORTH, RANGE 90 WEST               USA W-0168275             U.S.A.
      Section 6: Lot 21                  36.34           HBP                    100%
                                                 Bass Leases 33357, 33397,
                                                    34270, and 38353










14    TOWNSHIP 46 NORTH, RANGE 90 WEST               USA W-0168275             U.S.A.
      Section 6: Lots 8, 9, 14, and 15  125.52           HBP                    100%
                                                 Bass Leases 33357, 33397,
                                                    34270, and 38353



TRACT   LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.    & PERCENTAGE           & DECIMAL INTEREST            & PERCENTAGE
--------------------------------------------------------------------------------------

13    Goliad Partners, L.P.     Elaine Wolf                 Goliad Partners, L.P.
               31.250000%                 .03000000                       34.375000%
      Sid R. Bass, Inc.         Lakeview Oil Company        Sid R. Bass, Inc.
               18.750000%                 .00618750                       18.750000%
      Keystone, Inc.            T-Bar Oil & Gas, Ltd.       Keystone, Inc.
               18.750000%                 .00425000                       18.750000%
      Thru Line Inc.            Sims Properties             Thru Line Inc.
               18.750000%                 .00333400                       18.750000%
      Perry R. Bass, Inc.       Allagesh Oil Company        Perry R. Bass, Inc.
               12.500000%                 .00333300                        9.375000%
                                E. E. Engleman
                                          .00333300
                                Harry M. Perry
                                          .00206250
                                            ******

14    Goliad Partners, L.P.     Elaine Wolf                 Goliad Partners, L.P.
               31.250000%                 .03000000                       34.375000%
      Sid R. Bass, Inc.         Lakeview Oil Company        Sid R. Bass, Inc.
               18.750000%                 .00618750                       18.750000%
      Keystone, Inc.            T-Bar Oil & Gas, Ltd.       Keystone, Inc.
               18.750000%                 .00425000                       18.750000%
      Thru Line Inc.            Sims Properties             Thru Line Inc.
               18.750000%                 .00333340                       18.750000%
      Perry R. Bass, Inc.       Allagesh Oil Company        Perry R. Bass, Inc.
               12.500000%                 .00333330                        9.375000%
                                E.E. Engleman
                                          .00333330
                                Harry M. Perry
                                          .00206250


           EXHIBIT A-2 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                 REVISED EXHIBIT B
                                  JANUARY 1, 1998
         ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
   AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                              WASHAKIE COUNTY, WYOMING


TRACT                                    NO.                                   ROYALTY OWNER
 NO.  DESCRIPTION OF LAND               ACRES       SERIAL NUMBER              & PERCENTAGE
-----------------------------------------------------------------------------------------------
      FEDERAL LANDS (CONT'D)

15    TOWNSHIP 47 NORTH, RANGE 90 WEST                USA W-0254680-A             U.S.A.
      Section 31: Lots 5, 6, E/2NW/4     158.56            HBP                     100%
                                                    Bass Leases 33351, 33393,
                                                       34271, and 38351










16    TOWNSHIP 47 NORTH, RANGE 90 WEST                USA W-0254680-A             U.S.A.
      Section 31: Lots 7, 8, E/2SW/4     158.72            HBP                     100%
                                                   Bass Leases 33351,
                                                   33393, 34271, and 38351








TRACT   LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.    & PERCENTAGE           & DECIMAL INTEREST            & PERCENTAGE
--------------------------------------------------------------------------------------

15    Goliad Partners, L.P.    Allagesh Oil Company         Goliad Partners, L.P.
               31.250000%                 .00750000                       34.375000%
      Sid R. Bass, Inc.        E. E. Engleman               Sid R. Bass, Inc.
               18.750000%                 .00750000                       18.750000%
      Keystone, Inc.           Sims Properties              Keystone, Inc.
               18.750000%                 .00750000                       18.750000%
      Thru Line Inc.           Lakeview Oil Company         Thru Line Inc.
               18.750000%                 .00618750                       18.750000%
      Perry R. Bass, Inc.      Robert J. Connaghan          Perry R. Bass, Inc.
               12.500000%                 .00500000                       9.375000%
                               T-Bar Oil & Gas, Ltd.
                                          .00425000
                               Harry M. Perry
                                          .00206250
                                            *******
16    Goliad Partners, L.P.    Allagesh Oil Company         Goliad Partners, L.P.
               31.250000%                 .01500000                       34.375000%
      Sid R. Bass, Inc.        Sims Properties              Sid R. Bass, Inc.
               18.750000%                 .00750000                       18.750000%
      Keystone, Inc.           Lakeview Oil Company         Keystone, Inc.
               18.750000%                 .00618800                       18.750000%
      Thru Line Inc.           Robert J. Connaghan          Thru Line Inc.
               18.750000%                 .00500000                       18.750000%
      Perry R. Bass, Inc.      T-Bar Oil & Gas, Ltd.        Perry R. Bass, Inc.
               12.500000%                 .00425000                        9.375000%
                               Harry M. Perry
                                          .00206300


            EXHIBIT A-2  PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                 REVISED EXHIBIT B
                                  JANUARY 1, 1998
         ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
   AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                             WASHAKIE COUNTY, WYOMING



TRACT                                      NO.                                       ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES               SERIAL NUMBER          & PERCENTAGE
---------------------------------------------------------------------------------------------------
        FEDERAL LANDS (CONT'D)

17   TOWNSHIP 47 NORTH, RANGE 90 WEST                     USA W-0325327                 U.S.A.
     Section 30: Lots 7, 8, E/2SW/4,      318.46               HBP                       100%
                SE/4                                      Bass Lease 33510


TRACT        LESSEE OF RECORD          OVERRIDING ROYALTY                    WORKING INTEREST
 NO.           & PERCENTAGE             & DECIMAL INTEREST                     & PERCENTAGE
---------------------------------------------------------------------------------------------------------
17          Amoco Production Company  G E O Exploration Inc.            SURFACE TO BASE OF PHOSPHORIA
                      50.000000%      .03125 x .875 to .750             FORMATION:
            William G. Helis Estate   Sliding Scale (.02734380)
                      50.000000%                                         William G. Helis Estate
                                                                                    50.000000%
                                                                         Goliad Partners, L. P.
                                                                                    15.625000%
                                                                         Sid R. Bass, Inc.
                                                                                     9.375000%
                                                                         Keystone, Inc.
                                                                                     9.375000%
                                                                         Thru Line Inc.
                                                                                     9.375000%
                                                                         Perry R. Bass, Inc.
                                                                                     6.250000%
                                                                                    ----------
                                                                         BELOW BASE OF PHOSPHORIA
                                                                         FORMATION:

                                                                         William C. Helis Estate
                                                                                    50.000000%
                                                                         Amoco Production Company
                                                                                    25.000000%
                                                                         Goliad Partners, L. P.
                                                                                     7.812500%
                                                                         Sid R. Bass, Inc.
                                                                                     4.687500%
                                                                         Keystone, Inc.
                                                                                     4.687500%

             EXHIBIT A-2  PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                 REVISED EXHIBIT B
                                  JANUARY 1, 1998
         ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
   AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                              WASHAKIE COUNTY, WYOMING

TRACT                                      NO.                                       ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES               SERIAL NUMBER          & PERCENTAGE
---------------------------------------------------------------------------------------------------
        FEDERAL LANDS (CONT'D)

18   TOWNSHIP 47 NORTH, RANGE 91 WEST                       USA W-0325328                U.S.A.
     Section 25: S/2                      320.00                 HBP                      100%
                                                         Bass Leases 33384 and
                                                               39040

19   TOWNSHIP 46 NORTH, RANGE 90 WEST                       USA W-0168275                  U.S.A.
     Section 6: Lots 10, 11, and 13        82.60                HBP                         100%
                                                            Bass Leases 33357, 33397,
                                                                34270, and 38353

TRACT        LESSEE OF RECORD          OVERRIDING ROYALTY                    WORKING INTEREST
 NO.           & PERCENTAGE             & DECIMAL INTEREST                     & PERCENTAGE
---------------------------------------------------------------------------------------------------------
                                                                           Thru Line Inc.
                                                                                     4.687500%
                                                                           Perry R. Bass, Inc.
                                                                                     3.125000%
                                                                                     ******
18             Goliad Partners, L. P.        None                          Goliad Partners, L. P.
                        41.156750%                                                  41.156750%
               Sid R. Bass, Inc.                                           Sid R. Bass, Inc.
                         18.750000%                                                 18.750000%
               Keystone, Inc.                                              Keystone, Inc.
                         18.750000%                                                 18.750000%
               Thru Line Inc.                                              Thru Line Inc.
                         18.750000%                                                 18.750000%
               Perry R. Bass, Inc.                                         Perry R. Bass, Inc.
                          2.593250%                                                  2.593250%
                            ******                                                     ******

19             Goliad Partners, L. P.    Elaine Wolf                       Goliad Partners, L. P.
                        31.250000%                 .03000000                       34.375000%
               Sid R. Bass, Inc.         Allagesh Oil Company              Sid R. Bass, Inc.
                        18.750000%                 .00666670                       18.750000%
               Keystone, Inc.            Lakeview Oil Company              Keystone, Inc.
                        18.750000%                 .00618750                       18.750000%
               Thru Line Inc.            T-Bar Oil & Gas, Ltd.             Thru Line Inc.
                        18.750000%                 .00425000                       18.750000%
               Perry R. Bass, Inc.       Sims Properties                   Perry R. Bass, Inc.
                        12.500000%                 .00333330                        9.375000%
                                         Harry M. Perry
                                                   .00206250

            EXHIBIT A-2  PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                 REVISED EXHIBIT B
                                  JANUARY 1, 1998
         ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
   AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                             WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                                       ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES               SERIAL NUMBER          & PERCENTAGE
---------------------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)

19   TOWNSHIP 46 NORTH, RANGE 90 WEST      35.82            USA W-079516                U.S.A.
     Section 6: Lot 12                                          HBP                      100%
                                                       Bass Leases 33356, 33396,
                                                          34272, and 38355


     Total Tract 19                       118.42   (Communitization Agreement NW - 348)

20   TOWNSHIP 46 NORTH, RANGE 90 WEST                         USA W-079516               U.S.A.
     Section 6: Lot 18                     40.00                  HBP                     100%
                                                        Bass Leases 33356, 33396,
                                                           34272, and 38355

TRACT        LESSEE OF RECORD          OVERRIDING ROYALTY                    WORKING INTEREST
 NO.           & PERCENTAGE             & DECIMAL INTEREST                     & PERCENTAGE
---------------------------------------------------------------------------------------------------------
19            Goliad Partners, L. P.      Lakeview Oil Company            Goliad Partners, L. P.
                          34.375000%                 .00618750                       34.375000%
              Sid R. Bass, Inc.           T-Bar Oil & Gas, Ltd.           Sid R. Bass, Inc.
                          18.750000%                 .00425000                       18.750000%
              Keystone, Inc.              Jerome B. Guinand               Keystone, Inc.
                          18.750000%                 .00350000                       18.750000%
              Thru Line Inc.              Allagesh Oil Company            Thru Line Inc.
                          18.750000%                 .00333330                       18.750000%
              Perry R. Bass, Inc.         Eunice D. Lowe                  Perry R. Bass, Inc.
                           9.375000%                 .00250000                        9.375000%
                                          Kearns-Tribune Investments Inc.
                                                     .01575000
                                          Paul T. Walton  1990 Revocable
                                            Trust    .01575000
                                          Mary L. Tuttle Hagstrom
                                                     .00250000
                                          Harry M. Perry
                                                     .00206250
                                          Sims Properties
                                                     .00166670

20            Goliad Partners, L. P.      Helen E. Walton                   Goliad Partners, L. P.
                          34.375000%                 .03150000                       34.375000%
              Sid R. Bass, Inc.           Lakeview Oil Company              Sid R. Bass, Inc.
                          18.750000%                 .00618750                       18.750000%
              Keystone, Inc.              T-Bar Oil & Gas, Ltd.             Keystone, Inc.
                          18.750000%                 .00425000                       18.750000%
              Thru Line Inc.              Jerome S. Guinand                 Thru Line Inc.
                          18.750000%                 .00350000                       18.750000%

         EXHIBIT A-2 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                              JANUARY 1, 1998
      ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                          WASHAKIE COUNTY, WYOMING


TRACT                                        NO.                             ROYALTY OWNER
 NO.    DESCRIPTION OF LAND                ACRES       SERIAL NUMBER          & PERCENTAGE
----------------------------------------------------------------------------------------------

     FEDERAL LANDS (CONT'D)



20   TOWNSHIP 46 NORTH, RANGE 90 WEST      36.00      USA W-079516-A             U.S.A.
     Section 6: Lot 19                                      HBP                   100%
                                                  Bass Leases 33358, 33398,
                                                    34273, and 38356





TRACT    LESSEE OF RECORD          OVERRIDING ROYALTY                WORKING INTEREST
 NO.       & PERCENTAGE            & DECIMAL INTEREST                  & PERCENTAGE
-------------------------------------------------------------------------------------------


20       Perry R. Bass, Inc.       Allagesh Oil Company              Perry R. Bass, Inc.
                     9.375000%                  .00333330                        9.375000%
                                   Eunice D. Lowe
                                                .00250000
                                   Mary L. Tuttle Hagstrom
                                                .00250000
                                   Harry M. Perry
                                                .00206250
                                   Sims Properties
                                                .00166670
                                                ---------
         Goliad Partners, L. P.    Helen E. Walton                   Goliad Partners, L. P.
                     34.375000%                 .03150000                       34.375000%
         Sid R. Bass, Inc.         Lakeview Oil Company              Sid R. Bass, Inc.
                     18.750000%                 .00618750                       18.750000%
         Keystone, Inc.            T-Bar Oil & Gas, Ltd.             Keystone, Inc.
                     18.750000%                 .00425000                       18.750000%
         Thru Line Inc.            Jerome B. Guinand                 Thru Line Inc.
                     18.750000%                 .00350000                       18.750000%
         Perry R. Bass, Inc.       Allagesh Oil Company              Perry R. Bass, Inc.
                      9.375000%                 .00333330                        9.375000%
                                   Eunice D. Lowe
                                                .00250000
                                   Mary L. Tuttle Hagstrom
                                                .00250000
                                   Harry M. Perry
                                                .00206250
                                   Sims Properties
                                                .00166670

          EXHIBIT A-2 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                             REVISED EXHIBIT B
                              JANUARY 1, 1998
     ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                         WASHAKIE COUNTY, WYOMING


TRACT                                         NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND                  ACRES       SERIAL NUMBER    & PERCENTAGE
---------------------------------------------------------------------------------------

        FEDERAL LANDS (CONT'D)


20      TOWNSHIP 46 NORTH, RANGE 90 WEST      36.17       USA W-0168275       U.S.A.
        Section 6: Lot 20                                      HBP             100%
                                                    Bass Leases 33357, 33397,
                                                       34270, and 38353








20      TOWNSHIP 46 NORTH, RANGE 90 WEST      40.00     USA W-098502-A        U.S.A.
        Section 6: SE/4NW/4                                   HBP              100%
                                                    Bass Leases 33359, 33399,
                                                       34274, and 38354







        Total Tract 20                       152.17    (Communitization
                                                      Agreement NW-351)

21      TOWNSHIP 47 NORTH, RANGE 90 WEST                   USA W-11767        U.S.A.
        Section 32: NE/4SW/4                  40.00            HBP             100%
                                                        Bass Lease 33514





TRACT    LESSEE OF RECORD           OVERRIDING ROYALTY                WORKING INTEREST
 NO.       & PERCENTAGE             & DECIMAL INTEREST                   & PERCENTAGE
------------------------------------------------------------------------------------------


20      Goliad Partners, L. P.    Elaine Wolf                       Goliad Partners, L. P.
                    31.250000%                 .03000000                       34.375000%
        Sid R. Bass, Inc.         Allagesh Oil Company              Sid R. Bass, Inc.
                    18.750000%                 .00666670                       18.750000%
        Keystone, Inc.            Lakeview Oil Company              Keystone, Inc.
                    18.750000%                 .00618750                       18.750000%
        Thru Line Inc.            Sims Properties                   Thru Line Inc.
                    18.750000%                 .00333330                       18.750000%
        Perry R. Bass, Inc.       Harry M. Perry                    Perry R. Bass, Inc.
                    12.500000%                 .00206250                        9.375000%
                                  T-Bar Oil & Gas, Ltd.
                                               .00425000
                                               ---------
        Goliad Partners, L. P.    Zena H. Andrews Estate            Goliad Partners, L. P.
                    34.375000%                 .03000000                       34.375000%
        Sid R. Bass, Inc.         Allagesh Oil Company              Sid R. Bass, Inc.
                    18.750000%                 .00666670                       18.750000%
        Keystone, Inc.            Lakeview Oil Company              Keystone, Inc.
                    18.750000%                 .00618750                       18.750000%
        Thru Line Inc.            T-Bar Oil & Gas, Ltd.             Thru Line Inc.
                    18.750000%                 .00425000                       18.750000%
        Perry R. Bass, Inc.       Sims Properties                   Perry R. Bass, Inc.
                     9.375000%                 .00333330                        9.375000%
                                  Harry M. Perry
                                               .00206250
                                              ----------

        Amoco Production Company     Perry R. Bass, Inc.            SURFACE TO BASE OF PHOSPHORIA
                    50.000000%                 .01562500            FORMATION:
        William G. Helis Estate        Sid R. Bass, Inc.
                    50.000000%                 .01171875

        EXHIBIT A-2 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                         REVISED EXHIBIT B
                           JANUARY 1, 1998
  ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                  WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
-------------------------------------------------------- ------------------------------

       FEDERAL LANDS (CONT'D)




       * Bass and Amoco have no
         working interest in this Tract
         until Well #27-32 pays out.



TRACT  LESSEE OF RECORD        OVERRIDING ROYALTY                WORKING INTEREST
 NO.     & PERCENTAGE          & DECIMAL INTEREST                  & PERCENTAGE
-----------------------------------------------------------------------------------------

                            Lee M. Bass, Inc.                 William G. Helis Estate
                                         .01171875                    50.000000%
                            Keystone, Inc.                    Goliad Partners, L. P.
                                         .01171875                    15.625000% *
                            Thru Line Inc.                    Sid R. Bass, Inc.
                                         .01171875                     9.375000% *
                                                              Keystone, Inc.
                                                                       9.375000% *
                                                              Thru Line Inc.
                                                                       9.375000% *
                                                              Perry R. Bass, Inc.
                                                                       6.2500000% *
                                                                       -----------
                                                              BELOW BASE OF PHOSPHORIA
                                                              FORMATION:

                                                              William G. Helis Estate
                                                                      50.000000%
                                                              Amoco Production Company
                                                                      25.000000% *
                                                              Goliad Partners, L. P.
                                                                       7.812500% *
                                                              Sid R. Bass, Inc.
                                                                       4.687500% *
                                                              Keystone, Inc.
                                                                       4.687500% *
                                                              Thru Line Inc.
                                                                       4.687500% *
                                                              Perry R. Bass, Inc.
                                                                       3.125000% *


           EXHIBIT A-2 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                               REVISED EXHIBIT B
                               JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
 AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENTION (PHOSPHORIA) UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)

21   TOWNSHIP 47 NORTH, RANGE 90 WEST     120.00       USA W-7871          U.S.A.
     Section 32: NW/4SW/4, S/2SW/4                          HBP             100%
                                                    Bass Lease 33512


















    *Bass and Amoco have no
     working interest in this Tract
     until Well #27-32 pays out.




TRACT   LESSEE OF RECORD        OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & PERCENTAGE           & DECIMAL INTEREST                   & PERCENTAGE
-------------------------------------------------------------------------------------------------

       Amoco Production Company  Audrey L. Foster Trust            SURFACE TO BASE OF PHOSPHORIA
                   50.000000%                 .01500000            FORMATION:
       William G. Helis Estate   Helen D. McVey
                   50.000000%                 .01500000            William G. Helis Estate
                                 Perry R. Bass, Inc.                        50.000000%
                                              .00812500            Goliad Partners, L. P.
                                 Sid R. Bass, Inc.                          15.625000% *
                                              .00609375            Sid R. Bass, Inc.
                                 Lee M. Bass, Inc.                           9.375000% *
                                              .00609375            Keystone, Inc.
                                 Keystone, Inc.                              9.375000% *
                                              .00609375            Thru Line Inc.
                                 Thru Line Inc.                              9.375000% *
                                              .00609375            Perry R. Bass, Inc.
                                                                             6.250000%
                                                                             ---------
                                                                   BELOW BASE OF PHOSPHORIA
                                                                   FORMATION:

                                                                   William G. Helis Estate
                                                                            50.000000%
                                                                   Amoco Production Company
                                                                            25.000000% *
                                                                   Goliad Partners, L. P.
                                                                             7.812500% *
                                                                   Sid R. Bass, Inc.
                                                                             4.687500% *
                                                                   Keystone, Inc.
                                                                             4.687500% *

            EXHIBIT A-2  PURCHASE AND SALE AGREEMENT DATED _________, 1998

                               REVISED EXHIBIT B
                               JANUARY 1, 1998
          ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                           WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
--------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)







     Total Tract 21                       160.00      (Communitization
                                                      Agreement NW - 434)

22   TOWNSHIP 47 NORTH, RANGE 90 WEST                 USA W-1 1765          U.S.A.
     Section 32: N/2NW/4                   80.00            HBP              100%
                                                      Bass Lease 33511




TRACT     LESSEE OF RECORD           OVERRIDING ROYALTY                 WORKING INTEREST
 NO.       & PERCENTAGE              & DECIMAL INTEREST                   & PERCENTAGE
-------------------------------------------------------------------------------------------------------

                                                                      Thru Line Inc.
                                                                                4.687500% *
                                                                      Perry R. Bass, Inc.
                                                                               3.125000% *
                                                                                * * * * * *



        Amoco Production Company    G E O Exploration Inc.            SURFACE TO BASE OF PHOSPHORIA
                    50.000000%      .03125 x .875 to .750             FORMATION:
        William G. Helis Estate     Sliding Scale (.02734375)
                    50.000000%                                        William G. Helis Estate
                                                                                 50.000000%
                                                                      Goliad Partners, L. P.
                                                                                 15.625000%
                                                                      Sid R. Bass, Inc.
                                                                                  9.375000%
                                                                      Keystone, Inc.
                                                                                  9.375000%
                                                                      Thru Line Inc.
                                                                                  9.375000%
                                                                      Perry R. Bass, Inc.
                                                                                 6.250000%
                                                                                 ---------
                                                                      BELOW BASE OF PHOSPHORIA
                                                                      FORMATION:

                                                                      William G. Helis Estate
                                                                                 50.000000%
                                                                      Amoco Production Company
                                                                                 25.000000%
                                                                      Goliad Partners, L. P.
                                                                                  7.812500%


         EXHIBIT A-2  PURCHASE AND SALE AGREEMENT DATED _________, 1998

                             REVISED EXHIBIT B
                             JANUARY 1, 1998
     ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
 AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                         WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
---------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)








22   TOWNSHIP 47 NORTH, RANGE 90 WEST      80.00      USA W-0134988-B      U.S.A.
     Section 32: S/2NW/4                                    HBP             100%
                                                    Bass Lease 33352







     Total Tract 22                       160.00   (Communitization
                                                   Agreement NW - 461)

23   TOWNSHIP 47 NORTH, RANGE 90 WEST                 USA W-0254680-A      U.S.A.
     Section 31: S/2NE/4                   80.00            HBP             100%
                                                 Bass Leases 33351, 33393,
                                                    34271, and 38351





TRACT   LESSEE OF RECORD             OVERRIDING ROYALTY                   WORKING INTEREST
  NO.     & PERCENTAGE               & DECIMAL INTEREST                    & PERCENTAGE
------------------------------------------------------------------------------------------

                                                                        Sid R. Bass, Inc.
                                                                                    4.687500%
                                                                        Keystone, Inc.
                                                                                    4.687500%
                                                                        Thru Line Inc.
                                                                                    4.687500%
                                                                        Perry R. Bass, Inc.
                                                                                    3.125000%
                                                                                    ----------
      Goliad Partners, L. P.       A. M. Culver Company                 Goliad Partners, L. P.
                  31.250000%                    .04000000                           31.250000%
      Sid R. Bass, Inc.                                                 Sid R. Bass, Inc.
                  18.750000%                                                        18.750000%
      Keystone, Inc.                                                    Keystone, Inc.
                  18.750000%                                                        18.750000%
      Thru Line Inc.                                                    Thru Line Inc.
                  18.750000%                                                        18.750000%
      Perry R. Bass, Inc.                                               Perry R. Bass, Inc.
                  12.500000%                                                        12.500000%
                 * * * * * *                                                        * * * * * *




      Goliad Partners, L. P.       Allagesh Oil Company                 Goliad Partners, L. P.
                 31.250000%                    .00750000                            34.375000%
      Sid R. Bass, Inc.            E. E. Engleman                       Sid R. Bass, Inc.
                 18.750000%                    .00750000                            18.750000%
      Keystone, Inc.               Sims Properties                      Keystone, Inc.
                 18.750000%                    .00750000                            18.750000%
      Thru Line Inc.               Lakeview Oil Company                 Thru Line Inc.
                 18.750000%                    .00652500                            18.750000%
      Perry R. Bass, Inc.          Robert J. Connaghan                  Perry R. Bass, Inc.
                 12.500000%                    .00500000                             9.375000%


   EXHIBIT A-2 PURCHASE AND SALE AGREEMENT DATED _________, 1998

                              REVISED EXHIBIT B
                              JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
   AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                            WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
-------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)






23   TOWNSHIP 47 NORTH, RANGE 90 WEST      40.00       USA W-0325327   U.S.A.
     Section 31: NW/4NE/4                                   HBP          100%
                                                    Bass Lease 33510










TRACT   LESSEE OF RECORD            OVERRIDING ROYALTY               WORKING INTEREST
 NO.     & PERCENTAGE               & DECIMAL INTEREST                 & PERCENTAGE
-------------------------------------------------------------------------------------------------------

                                   T-Bar Oil & Gas, Ltd.
                                                .00425000
                                   Harry M. Perry
                                                .00217500
                                                ------------
         Amoco Production Company  G E O Exploration Inc.            SURFACE TO BASE OF PHOSPHORIA
                     50.000000%    .03125 x .875 to .750             FORMATION:
         William G. Helis Estate   Sliding Scale (.02734375)
                     50.000000%                                      William G. Helis Estate
                                                                                50.000000%
                                                                     Goliad Partners, L. P.
                                                                                15.625000%
                                                                     Sid R. Bass, Inc.
                                                                                 9.375000%
                                                                     Keystone, Inc.
                                                                                 9.375000%
                                                                     Thru Line Inc.
                                                                                 9.375000%
                                                                     Perry R. Bass, Inc.
                                                                                6.250000%
                                                                                ---------
                                                                     BELOW BASE OF PHOSPHORIA
                                                                     FORMATION:

                                                                     William G. Helis Estate
                                                                                50.000000%
                                                                     Amoco Production Company
                                                                                25.000000%
                                                                     Goliad Partners, L. P.
                                                                                 7.812500%

          EXHIBIT A-2  PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                 REVISED EXHIBIT B
                                  JANUARY 1, 1998
          ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
   AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                              WASHAKIE COUNTY, WYOMING



TRACT                                     NO.                             ROYALTY OWNER
 NO.  DESCRIPTION OF LAND               ACRES       SERIAL NUMBER         & PERCENTAGE
------------------------------------------------------------------------------------------
      FEDERAL LANDS (CONT'D)






23    TOWNSHIP 47 NORTH, RANGE 90 WEST     40.00     USA W-11765              U.S.A.
      Section 31: NE/4NE/4                                HBP                  100%
                                                    Bass Lease 33511





TRACT    LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.     & PERCENTAGE           & DECIMAL INTEREST            & PERCENTAGE
-----------------------------------------------------------------------------------------------

                                                             Sid R. Bass, Inc.
                                                                       4.687500%
                                                             Keystone, Inc.
                                                                       4.687500%
                                                             Thru Line Inc.
                                                                       4.687500%
                                                             Perry R. Bass, Inc.
                                                                       3.125000%
                                                                       ----------

23    Amoco Production Company  G E O Exploration Inc.       SURFACE TO BASE OF PHOSPHORIA
                50.000000%      .03125 x .875 to .750        FORMATION:
      William G. Helis Estate   Sliding Scale (.02734375)
                50.000000%                                   William G. Helis Estate
                                                                           50.000000%
                                                             Goliad Partners, L.P.
                                                                           15.625000%
                                                             Sid R. Bass, Inc.
                                                                            9.375000%
                                                             Keystone, Inc.
                                                                            9.375000%
                                                             Thru Line Inc.
                                                                            9.375000%
                                                             Perry R. Bass, Inc.
                                                                            6.250000%
                                                                           ---------

                                                             BELOW BASE OF PHOSPHORIA
                                                             FORMATION:


          EXHIBIT A-2  PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                 REVISED EXHIBIT B
                                  JANUARY 1, 1998
        ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
  AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                            WASHAKIE COUNTY, WYOMING


TRACT                                      NO.                         ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
--------------------------------------------------------------------------------------
        FEDERAL LANDS (CONT'D)





















Total Tract 23                       160.00            (Communitization Agreement NW - 474)



23 FEDERAL TRACTS   3,318.87 ACRES OR 89.24404% OF THE UNIT AREA



TRACT   LESSEE OF RECORD        OVERRIDING ROYALTY          WORKING INTEREST
 NO.    & PERCENTAGE           & DECIMAL INTEREST            & PERCENTAGE
---------------------------------------------------------------------------------------

23                                                        William G. Helis Estate
                                                                     50.000000%
                                                          Amoco Production Company
                                                                     25.000000%
                                                          Goliad Partners, L.P.
                                                                      7.812500%
                                                          Sid R. Bass, Inc.
                                                                      4.687500%
                                                          Keystone, Inc.
                                                                      4.687500%
                                                          Thru Line Inc.
                                                                      4.687500%
                                                          Perry R. Bass, Inc.
                                                                      3.125000%


          EXHIBIT A-2   PURCHASE AND SALE AGREEMENT DATED _________, 1998

                                   REVISED EXHIBIT B
                                    JANUARY 1, 1998
         ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
   AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                              WASHAKIE COUNTY, WYOMING


TRACT                                    NO.                            ROYALTY OWNER
 NO.  DESCRIPTION OF LAND               ACRES       SERIAL NUMBER        & PERCENTAGE
-----------------------------------------------------------------------------------------
     STATE LANDS

24   TOWNSHIP 47 NORTH, RANGE 91 WEST                 WYO-66-12831          State of Wyo.
     Section 36: E/2                     320.00          HBP                    100%
                                                    Bass Lease 33383








25   TOWNSHIP 47 NORTH, RANGE 91 WEST                 WYO-70-5767           State of Wyo.
     Section 36: N/2NW/4                  80.00         HBP                     100%
                                                    Bass Leases 21328 and
     (Part of lands in lease fall                       38853
     outside of Unit Outline.)



TRACT   LESSEE OF RECORD        OVERRIDING ROYALTY               WORKING INTEREST
 NO.    & PERCENTAGE           & DECIMAL INTEREST                 & PERCENTAGE
----------------------------------------------------------------------------------------

24   WPH-GP, Inc.               Karel Untermeyer                 WPH-GP, Inc.
               31.250000%                 .05000000                       31.250000%
     Sid R. Bass, Inc.                                           Sid R. Bass, Inc.
               18.750000%                                                 18.750000%
     Keystone, Inc.                                              Keystone, Inc.
               18.750000%                                                 18.750000%
     Thru Line Inc.                                              Thru Line Inc.
               18.750000%                                                 18.750000%
     Perry R. Bass, Inc.                                         Perry R. Bass, Inc.
               12.500000%                                                 12.500000%
               * * * * * * *                                              * * * * * * *
25   WPH-GP, Inc.              Perry R. Bass, Trustee            WPH-GP, Inc.
               43.750000%                 .00937500                       43.750000%
     Sid R. Bass, Inc.         Sid R. Bass, Inc.                 Sid R. Bass, Inc.
               18.750000%                 .00703125                       18.750000%
     Keystone, Inc.            Lee M. Bass, Inc.                 Keystone, Inc.
               18.750000%                 .00703125                       18.750000%
     Thru Line Inc.            Keystone, Inc.                    Thru Line Inc.
               18.750000%                 .00703125                       18.750000%
                               Thru Line Inc.
                                          .00703125
                               Robert W. Scott
                                          .00660000
                               Lester Stanley Estate
                                          .00660000
                               Dorothy M. Vail and
                               Donald Vail
                                          .00500000
                               Warren D. Driskell Estate
                                          .00160000


       EXHIBIT A-2   PURCHASE AND SALE AGREEMENT DATED _________, 1998

                             REVISED EXHIBIT B
                              JANUARY 1, 1998
     ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
  AND OPERATION OF THE COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT AREA
                           WASHAKIE COUNTY, WYOMING



TRACT                                    NO.                         ROYALTY OWNER
 NO. DESCRIPTION OF LAND               ACRES       SERIAL NUMBER    & PERCENTAGE
-----------------------------------------------------------------------------------
     STATE LANDS (CONT'D)






2 STATE TRACTS                          400.00 ACRES OR 10.75596% OF THE UNIT AREA



TOTAL UNIT - 25 TRACTS                          3,718.87 ACRES



TRACT LESSEE OF RECORD        OVERRIDING ROYALTY              WORKING INTEREST
 NO.   & PERCENTAGE           & DECIMAL INTEREST                & PERCENTAGE
--------------------------------------------------------------------------------


25                             Sam T. Boltz, Jr.
                                            .00140000
                               Eugene A. O'Brien
                                            .00140000
                               O. L. Rickard
                                            .00140000
                               Monty M. Brosious
                                            .00036800
                               J. Paul Mathias
                                            .00031600
                               Willard J. Pearson, Jr. Estate
                                            .00031600

                            R E C A P I T U L A T I O N

                       LAND               ACRES       PERCENTAGE
                       ----               -----       ----------
                       Federal          3,318.87         89.24%
                       State              400.00         10.76%
                       Patented                0              0
                                        --------        -------
                       TOTAL            3,718.87        100.00%
                                        --------        -------
                                        --------        -------


                                                                  Page 1 of 7
       EXHIBIT A-3  PURCHASE AND SALE AGREEMENT DATED ____________, 1998

                              REVISED EXHIBIT B
                               JANUARY 1, 1998
      ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                   AND OPERATION OF THE NO WATER CREEK UNIT
                           WASHAKIE COUNTY, WYOMING




TRACT                                                 NO.                           ROYALTY OWNER
 NO.       DESCRIPTION OF LAND                      ACRES       SERIAL NUMBER        & PERCENTAGE
-------------------------------------------------------------------------------------------------------

           FEDERAL LANDS

1      TOWNSHIP 47 NORTH, RANGE 91 WEST                            B-039524             U.S.A.
       Section 32: SW/4                            160.00       01/31/58 (HBP)            All
                                                              Bass Leases 31100,
NOTE:  This tract is not committed to Unit.                    31529, and 34084

       (Part of lease falls outside Unit Outline)










7      TOWNSHIP 47 NORTH, RANGE 91 WEST                            W-084518             U.S.A.
       Section 31: Lot 12, E/2SW/4, SE/4           280.00       10/31/69 (HBP)            All
                                                               Bass Lease 34082
       (Part of lease falls outside Unit Outline)




TRACT    LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
------------------------------------------------------------------------------------------------
 1       Perry R. Bass, Inc.           Worland Associates                 Worland Associates
                   25.000000%                     .05097220                           50.000000%
         Sid R. Bass, Inc.             Cottonwood Properties              Perry R. Bass, Inc.
                   18.750000%                     .01000000                           12.500000%
         Lee M. Bass, Inc.             Guy R. Campbell                    Sid R. Bass, Inc.
                   18.750000%                     .00500000                            9.375000%
         Keystone, Inc.                Guy R. Campbell, Jr. & Co.         Lee M. Bass, Inc.
                   18.750000%                     .00500000                            9.375000%
         Thru Line Inc.                K&B Company                        Keystone, Inc.
                   18.750000%                     .00050000                            9.375000%
                                       Wheatley Oil Co.                   Thru Line Inc.
                                                  .00500000                            9.375000%
                                       Anna Stark
                                                  .00027600
                                                   ********
 2       Perry R. Bass, Inc.           Arla A. Connaghan                  Perry R. Bass, Inc.
                   25.000000%                     .01350000                           25.000000%
         Sid R. Bass, Inc.             Barbara Fuller                     Sid R. Bass, Inc.
                   18.750000%                     .01250000                           18.750000%
         Lee M. Bass, Inc.             Kenneth Hurd                       Lee M. Bass, Inc.
                   18.750000%                     .01250000                           18.750000%
         Keystone, Inc.                Erving Wolf                        Keystone, Inc.
                   18.750000%                     .00500000                           18.750000%
         Thru Line Inc.                George Winston Nelson, Jr.         Thru Line Inc.
                   18.750000%                     .00450000                           18.750000%
                                       Elizabeth V. Nelson Taylor
                                                  .00450000

  EXHIBIT A-3  PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                 REVISED EXHIBIT B
                                  JANUARY 1, 1998
         ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                      AND OPERATION OF THE NO WATER CREEK UNIT
                              WASHAKIE COUNTY, WYOMING


TRACT                                                NO.                            ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                          ACRES       SERIAL NUMBER        & PERCENTAGE
-----------------------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)

 8     TOWNSHIP 46 NORTH, RANGE 91 WEST                            W-088064             U.S.A
       Section 5: Lot 7                             22.12       04/30/70 (HBP)            All
                                                               Bass Lease 34079
       (Part of lease falls outside Unit Outline)







16     Parcel 2                                                   W-0198736             U.S.A.
       TOWNSHIP 46 NORTH, RANGE 91 WEST            204.12       05/31/72 (HBP)            All
       Section 6: Lots 8, 9,16,17, 25,                        Bass Leases 31115,
       & 28                                                    31154, and 38364







TRACT    LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.      & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
---------------------------------------------------------------------------------------------------------


8      Perry R. Bass, Inc.           April Ann Nelson Winter            Perry R. Bass, Inc.
                 25.000000%                     .00450000                           25.000000%
       Sid R. Bass, Inc.             Betty B. Shaffer                   Sid R. Bass, Inc.
                 18.750000%                     .00300000                           18.750000%
       Lee M. Bass, Inc.             Burton G. Lowe                     Lee M. Bass, Inc.
                 18.750000%                     .00250000                           18.750000%
       Keystone, Inc.                Mary L. Tuttle Hagstrom            Keystone, Inc.
                 18.750000%                     .00250000                           18.750000%
       Thru Line Inc.                                                   Thru Line Inc.
                 18.750000%                                                         18.750000%
                 ******                                                             ******
16     Bridwell Oil Company          SURFACE TO BASE OF PHOSPHORIA      SURFACE TO BASE OF PHOSPHORIA
                 100.000000%         FORMATION:                         FORMATION:

                                     Bridwell Oil Company               Worland Associates
                                                .06250000                           50.000000%
                                     (Until Payout of No. 5             *  Posse Petroleum Ltd.
                                     No Water Creek Unit Well)                      21.500000%
                                     (After Payout .10000000)           ** Perry R. Bass, Inc.
                                     John J. Pedry                                   7.125000%
                                                .02000000               ** Sid R. Bass, Inc.
                                     Harry Ptasynski                                 5.343750%
                                                  .01000000             ** Lee M. Bass, Inc.
                                                  ------                            5.343750%
                                     BELOW BASE OF PHOSPHORIA           ** Keystone, Inc.
                                     FORMATION:                                     5.343750%
                                                                        ** Thru Line Inc.
                                     Harry Ptasynski                                5.343750%
                                                  .01000000                         ------

    *  Several assignments need to be
       filed with the BLM in order to
       bring the ownership current.
       Said assignments have been filed
       in the Washakie County records.

    ** Interest acquired from R. S. Brennand, Jr. Trust, Assignments Pending.

         EXHIBIT A-3  PURCHASE AND SALE AGREEMENT DATED ___________, 1998

                                 REVISED EXHIBIT B
                                  JANUARY 1, 1998
         ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                      AND OPERATION OF THE NO WATER CREEK UNIT
                              WASHAKIE COUNTY, WYOMING


TRACT                                               NO.                            ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                         ACRES      SERIAL NUMBER        & PERCENTAGE
-----------------------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)






16     Parcel 3                                                   W-0198736             U.S.A
       TOWNSHIP 46 NORTH, RANGE 91 WEST            120.00       05/31/72 (HBP)            All
       Section 5: NE/4SW/4                                    Bass Leases 31115,
       Section 6: E/2SW/4                                      31154, and 38364











16     Parcel 4                                                   W-0198736             U.S.A.
       TOWNSHIP 46 NORTH, RANGE 91 WEST            160.00       05/31/72 (HBP)           All
       Section 5: Lot 15, SE/4NW/4                            Bass Leases 31115,
       Section 6: W/2SE/4                                      31154, and 38364




TRACT    LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.      & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
---------------------------------------------------------------------------------------------------------

                                                                          BELOW BASE OF PHOSPORIA
                                                                          FORMATION:

                                                                          Bridwell Oil Company
                                                                                     100.000000%
                                                                                        -----
16       Bridwell Oil Company          SURFACE TO BASE OF PHOSPHORIA      SURFACE TO BASE OF PHOSPHORIA
                   100.000000%         FORMATION:                         FORMATION:

                                       Bridwell Oil Company               Worland Associates
                                       BPO:       .09000000                          100.000000%
                                       APO:       .12500000                             ------
                                       Harry Ptasynski                    BELOW BASE OF PHOSPHORIA
                                                  .01000000               FORMATION:
                                                  ------
                                       BELOW BASE OF PHOSPHORIA           Bridwell Oil Company
                                       FORMATION:                                     100.000000%

                                       Harry Ptasynski
                                                  .01000000
                                                  ******

         Bridwell Oil Company          SURFACE TO BASE OF PHOSPHORIA      SURFACE TO BASE OF PHOSPHORIA
              100.000000%              FORMATION:                         FORMATION:

                                       Bridwell Oil Company               Perry R. Bass, Inc.
                                       BPO:       .09000000                           25.000000%
                                       APO:       .12500000               Sid R. Bass, Inc.
                                       Harry Ptasynski                                18.750000%
                                                  .01000000               Lee M. Bass, Inc.
                                                                                      18.750000%

          EXHIBIT A-3  PURCHASE AND SALE AGREEMENT DATED ___________, 1998

                                 REVISED EXHIBIT B
                                  JANUARY 1, 1998
         ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                      AND OPERATION OF THE NO WATER CREEK UNIT
                              WASHAKIE COUNTY, WYOMING


TRACT                                               NO.                            ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                         ACRES      SERIAL NUMBER        & PERCENTAGE
-----------------------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)












18     TOWNSHIP 46 NORTH, RANGE 91 WEST                           W-0238809             U.S.A.
       Section 6: Lot 12                            24.13       01/31/73 (HBP)            All
                                                               Bass Lease 31105
       (Part of lease falls outside Unit Outline)





23     TOWNSHIP 46 NORTH, RANGE 91 WEST                           W-0283968             U.S.A.
       Section 5: Lots 8, 9, 10, 16,               222.07       11/30/73 (HBP)            All
       SW/4NW/4, NW/4SW/4                                      Bass Lease 34080

       (Part of lease falls outside Unit Outline)



TRACT    LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.      & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
---------------------------------------------------------------------------------------------------------
                                                                           Keystone, Inc.
                                                                                       18.750000%
                                                                           Thru Line Inc.
                                                                                       18.750000%
                                                                                       ------

                                        BELOW BASE OF PHOSPHORIA           BELOW BASE OF PHOSPHORIA
                                        FORMATION:                         FORMATION:
                                        Harry Ptasynski                    Bridwell Oil Company
                                                   .01000000                           100.000000%
                                                                                       ******
18        Worland Associates            Richard Altman and Co.             Worland Associates
                    100.000000%                    .02865160                           100.000000%
                                        Magic M&R LLC
                                                   .02464038
                                        F. J. Bradshaw Family Trust
                                                   .01134840
                                        ROEC Inc.
                                                   .00114606
                                                   ******
23        Perry R. Bass, Inc.           A. M. Culver Company               Perry R. Bass, Inc.
                    25.000000%                     .03000000                           25.000000%
          Sid R. Bass, Inc.                                                Sid R. Bass, Inc.
                    18.750000%                                                         18.750000%
          Lee M. Bass, Inc.                                                Lee M. Bass, Inc.
                    18.750000%                                                         18.750000%
          Keystone, Inc.                                                   Keystone, Inc.
                    18.750000%                                                         18.750000%
          Thru Line Inc.                                                   Thru Line Inc.
                    18.750000%                                                         18.750000%

           EXHIBIT A-3  PURCHASE AND SALE AGREEMENT DATED ___________, 1998

                                  REVISED EXHIBIT B
                                   JANUARY 1, 1998
          ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                       AND OPERATION OF THE NO WATER CREEK UNIT
                               WASHAKIE COUNTY, WYOMING



TRACT                                              NO.                            ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                        ACRES      SERIAL NUMBER        & PERCENTAGE
-----------------------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)

32     Parcel 1                                                   W-0315800             U.S.A.
       TOWNSHIP 46 NORTH, RANGE 91 WEST            486.95       03/31/75 (HBP)            All
       Section 6: Lots 18, 19, 20, 21, 22,                    Bass Leases 31106
                  23, and 24, S/2NE/4,                           and 34077
                  SE/4NW/4, E/2SE/4





32     Parcel 2                                                   W-0315800             U.S.A.
       TOWNSHIP 46 NORTH, RANGE 91 WEST            167.77       03/31/75 (HBP)            All
       Section 6: Lots 10, 11, 13, 14,                        Bass Leases 31106
                  & 15                                            and 34077







TRACT    LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.      & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
---------------------------------------------------------------------------------------------------------
32       Perry R. Bass, Inc.           None                               Perry R. Bass, Inc.
                   25.000000%                                                         25.000000%
         Sid R. Bass, Inc.                                                Sid R. Bass, Inc.
                   18.750000%                                                         18.750000%
         Lee M. Bass, Inc.                                                Lee M. Bass, Inc.
                   18.750000%                                                         18.750000%
         Keystone, Inc.                                                   Keystone, Inc.
                   18.750000%                                                         18.750000%
         Thru Line Inc.                                                   Thru Line Inc.
                   18.750000%                                                         18.750000%
                   ******                                                             ******

32       Perry R. Bass, Inc.           SURFACE TO 285 FEET BELOW          SURFACE TO 285 FEET BELOW
                   25.000000%          TOP OF PHOSPHORIA FORMATION        TOP OF PHOSPHORIA FORMATION
         Sid R. Bass, Inc.             OR STRATIGRAPHIC EQUIVALENT:       OR STRATIQRAPHIC EQUIVALENT:
                   18.750000%
         Lee M. Bass, Inc.             John J. Pedry                      Worland Associates
                   18.750000%                     .02000000                           50.000000%
         Keystone, Inc.                Perry R. Bass, Inc.                * Posse Petroleum Ltd.
                   18.750000%                     .01250000                           21.500000%
         Thru Line Inc.                Sid R. Bass, Inc.                  ** Perry R. Bass, Inc.
                   18.750000%                     .00937500                            7.125000%
                                       Lee M. Bass, Inc.                  ** Sid R. Bass, Inc.
                                                  .00937500                            5.343750%
                                       Keystone, Inc.                     ** Lee M. Bass, Inc.
                                                  .00937500                            5.343750%
                                       Thru Line Inc.                     ** Keystone, Inc.
                                                  .00937500                            5.343750%
                                                  ------                  ** Thru Line Inc.
                                                                                       5.343750%
                                                                                       ------

    *  Several assignments need to be
       filed with the BLM in order to
       bring the ownership current.
       Said assignments have been filed
       in the Washakie County records.

    ** Interest acquired from R. S. Brennand, Jr., Trust. Assignments Pending.

           EXHIBIT A-3  PURCHASE AND SALE AGREEMENT DATED ___________, 1998

                                 REVISED EXHIBIT B
                                  JANUARY 1, 1998
         ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                      AND OPERATION OF THE NO WATER CREEK UNIT
                              WASHAKIE COUNTY, WYOMING


TRACT                                              NO.                            ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                        ACRES      SERIAL NUMBER        & PERCENTAGE
-----------------------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)














48     TOWNSHIP 46 NORTH, RANGE 91 WEST                           W-0320416             U.S.A.
       Section 6: Lots 26 & 27                      86.69       11/30/75 (HBP)            All
                                                               Bass Lease 31110
       (Part of lease falls outside Unit Outline)





TRACT    LESSEE OF RECORD                 OVERRIDING ROYALTY                 WORKING INTEREST
 NO.      & PERCENTAGE                    & DECIMAL INTEREST                   & PERCENTAGE
----------------------------------------------------------------------------------------------------
                                        BELOW 285 FEET BELOW TOP           BELOW 285 FEET BELOW TO
                                        OF PHOSPHORIA FORMATION OR         OF PHOSPHORIA FORMATION OR
                                        STRATIGRAPHIC EQUIVALENT:          STRATIGRAPHIC EQUIVALENT.

                                                   None                    Perry R. Bass, Inc.
                                                                                       25.000000%
                                                                           Sid R. Bass, Inc.
                                                                                       18.750000%
                                                                           Lee M. Bass, Inc.
                                                                                       18.750000%
                                                                           Keystone, Inc.
                                                                                       18.750000 %
                                                                           Thru Line Inc.
                                                                                       18.750000%
                                                                                       ******
48        * Mesa Petroleum Company      Catherine A. Grieve                Worland Associates
               25.000000%                          .02000000                           50.000000%
          * Prudential Funds, Inc.      Sam D. Ayres                       * Posse Petroleum Ltd.
               25.000000%                          .01500000                           21.500000%
          Worland Associates            Legacy Energy Royalty              ** Perry R. Bass, Inc.
               50.000000%               Income Fund Ltd.                                7.125000%
                                                   .01500000               ** Sid R. Bass, Inc.
                                                                                        5.343750%
                                                                           ** Lee M. Bass, Inc.
                                                                                        5.343750%
                                                                           ** Keystone, Inc.
                                                                                        5.343750%
                                                                           ** Thru Line Inc.
                                                                                        5.343750%

    *  Several assignments need to be
       filed with the BLM in order to
       bring the ownership current.
       Said assignments have been filed
       in the Washakie County records.

    ** Interest acquired from R. S. Brennand, Jr., Trust. Assignments Pending.

          EXHIBIT A-3  PURCHASE AND SALE AGREEMENT DATED ___________, 1998

                                 REVISED EXHIBIT B
                                  JANUARY 1, 1998
         ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                      AND OPERATION OF THE NO WATER CREEK UNIT
                              WASHAKIE COUNTY, WYOMING


TRACT                                      NO:                                                     ROYALTY OWNER
 NO.    DESCRIPTION OF LAND               ACRES                                SERIAL NUMBER       & PERCENTAGE
-----------------------------------------------------------------------------------------------------------------




TOTAL   8 FEDERAL TRACTS
                                       1,933.85 ACRES IN THE ENTIRE UNIT AREA.
                                       1,773.85 ACRES COMMITTED TO UNIT.




TRACT    LESSEE OF RECORD                 OVERRIDING ROYALTY                 WORKING INTEREST
 NO.      & PERCENTAGE                    & DECIMAL INTEREST                   & PERCENTAGE
----------------------------------------------------------------------------------------------------


                                                           R E C A P I T U L A T I O N


                                                    LAND           ACRES             PERCENTAGE
                                                    ----           -----             ----------
                                                 Federal          1,773.85            100.00%
                                                 State               0                   0
                                                 Patented            0                   0
                                                                  --------            ------
                                                    TOTAL         1,773.85            100.00%

------------------------------------------------------------------------------

                                                                    Page 1 of 11
       EXHIBIT A-4 PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                            REVISED EXHIBIT B
                             JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                 AND OPERATION OF THE SLICK CREEK UNIT
                          WASHAKIE COUNTY, WYOMING

TRACT                                                 NO.                           ROYALTY OWNER        LESSEE OF RECORD
 NO.   DESCRIPTION OF LAND                          ACRES       SERIAL NUMBER        & PERCENTAGE          & PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
       FEDERAL LANDS

3      TOWNSHIP 47 NORTH, RANGE 92 WEST                            B-041449             U.S.A.           Worland Associates
       Section 33: N/2NE/4, NE/4NW/4               400.00            HBP                  All                       50.000000%
       Section 34: N/2N/2                                      Bass Lease 31132                          Perry R. Bass, Inc.
       Section 35: SE/4NE/4, N/2NW/4                                                                                12.500000%
                                                                                                         Sid R. Bass, Inc.
                                                                                                                     9.375000%
                                                                                                         Lee M. Bass, Inc.
                                                                                                                     9.375000%
                                                                                                         Keystone, Inc.
                                                                                                                     9.375000%
                                                                                                         Thru Line Inc.
                                                                                                                     9.375000%
















TRACT    OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & DECIMAL INTEREST                   & PERCENTAGE
---------------------------------------------------------------


3        Marguerite Sample                  Worland Associates
                   .02000000                          50.000000%
         Columbine II Limited               Perry R. Bass, Inc.
                   .01000000                          12.500000%
         B.S.&.B Oil Company                Sid R. Bass, Inc.
                   .00500000                           9.375000%
         Robert A. Prescott, Jr.            Lee M. Bass, Inc.
                   .00500000                           9.375000%
         Marion E. Newnam, Jr.              Keystone, Inc.
                   .00250000                           9.375000%
         Raymond W. Robbins &               Thru Line Inc.
         Betty Mae Robbins                             9.375000%
                   .00142857
         Jacquelyn Newnam
                   .00125000
         Marian Lorraine Newnam
                   .00125000
         Joseph L. and
         Jean B. Fusselman
                   .00071429
         Higer Oil, Inc.
                   .00047619
         Saratex, Inc.
                   .00047619
         Windfall Oil, Inc.
                   .00047619

                                                                    Page 2 of 11
       EXHIBIT A-4 PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                            REVISED EXHIBIT B
                             JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                 AND OPERATION OF THE SLICK CREEK UNIT
                          WASHAKIE COUNTY, WYOMING

TRACT                                                 NO.                           ROYALTY OWNER        LESSEE OF RECORD
 NO.   DESCRIPTION OF LAND                          ACRES       SERIAL NUMBER        & PERCENTAGE        & PERCENTAGE
----------------------------------------------------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)

5      TOWNSHIP 47 NORTH, RANGE 92 WEST                            B-044366             U.S.A.           Worland Associates
       Section 32: SE/4SW/4, SE/4,               1,640.00            HBP                  All                 100.00%
                   SE/4NE/4                                    Bass Lease 31133
       Section 33: S/2, S/2N/2
       Section 34: S/2, S/2N/2
       Section 35: S/2, S/2NW/4, SW/4NE/4







7      TOWNSHIP 46 NORTH, RANGE 92 WEST                            B-044702             U.S.A            Worland Associates
       Section 10: NE/4NE/4                         80.00            HBP                  All                 100.00%
       Section 11: NW/4NW/4                                    Bass Lease 31134









TRACT     OVERRIDING ROYALTY                 WORKING INTEREST
 NO.      & DECIMAL INTEREST                 & PERCENTAGE
------------------------------------------------------------------


5         Willard & Shirley                  Worland Associates
          Chandler Residuary Trust-                    95.750000%
          Adele Chandler & Norwest           Perry R. Bass, Inc.
          Bank Wyo., Co-Trustees                        1.062520%
                    .00500000                Sid R. Bass, Inc.
          W. Eugene Chandler                             .796870%
                    .00500000                Lee M. Bass, Inc.
                                                         .796870%
                                             Keystone, Inc.
                                                         .796870%
                                             Thru Line Inc.
                                                         .796870%
                                                         ******
7         Columbine II Limited               Worland Associates
                    .00500000                          95.750000%
          Intoil, Inc.                       Perry R. Bass, Inc.
                    .00500000                           1.062520%
                                             Sid R. Bass, Inc.
                                                         .796870%
                                             Lee M. Bass, Inc.
                                                         .796870%
                                             Keystone, Inc.
                                                         .796870%
                                             Thru Line Inc.
                                                         .796870%

                                                                    Page 3 of 11
       EXHIBIT A-4 PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                            REVISED EXHIBIT B
                             JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                 AND OPERATION OF THE SLICK CREEK UNIT
                          WASHAKIE COUNTY, WYOMING

TRACT                                                NO.                            ROYALTY OWNER        LESSEE OF RECORD
 NO.   DESCRIPTION OF LAND                          ACRES       SERIAL NUMBER        & PERCENTAGE          & PERCENTAGE
--------------------------------------------------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)

9      TOWNSHIP 46 NORTH, RANGE 92 WEST                            B-044704             U.S.A            Worland Associates
       Section 2: Lots 5, 6, 7, and 8,             991.52            HBP                  All                 100.00%
                  S/2NW/4, SW/4NE/4,                            Bass Lease 31135
                  NW/4SE/4, SW/4
       Section 3: Lots 5, 6, 7, and 8,
                  S/2N/2, N/2SE/4,
                  SE/4SE/4

TRACT        OVERRIDING ROYALTY                 WORKING INTEREST
 NO.         & DECIMAL INTEREST                   & PERCENTAGE
---------------------------------------------------------------------


9            Juanita Herzeelle                  Worland Associates
                       .00500000                          95.750000%
             Worland Associates                 Perry R. Bass, Inc.
                       .00103125                           1.062520%
             Frank Jeppi By-Pass Trust,         Sid R. Bass, Inc.
             Harold Clifton, Trustee                        .796870%
                       .00075000                Lee M. Bass, Inc.
             George L. Bradford Estate-                     .796870%
             Peter C. Bradford, Executor        Keystone, Inc.
                       .00059375                            .796870%
             Rosoff Revocable Inter-Vivos       Thru Line Inc.
             Trust, Harold Jay & Kay K.                     .796870%
             Rosoff, Co-Trustees
                       .00059375
             James C. Branas
                       .00029688
             Marilyn B. Wedegaertner
                       .00029687
             Stella F. Birk
                       .00025000
             John A. Grine
                       .00025000
             James E. Ludlam, III
                       .00018750
             University Southern Calif.
                       .00018750
             Dorothy Lee Ingebretsen
                       .00012500

                                                                    Page 4 of 11
       EXHIBIT A-4 PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                            REVISED EXHIBIT B
                             JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                 AND OPERATION OF THE SLICK CREEK UNIT
                          WASHAKIE COUNTY, WYOMING

TRACT                                                NO.                            ROYALTY OWNER        LESSEE OF RECORD
 NO.   DESCRIPTION OF LAND                          ACRES       SERIAL NUMBER        & PERCENTAGE          & PERCENTAGE
----------------------------------------------------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)














10     TOWNSHIP 46 NORTH, RANGE 92 WEST                            B-044705             U.S.A.           Worland Associates
       Section 4: Lots 5, 6, 7, and 8              195.28            HBP                  All                 100.000000%
                                                               Bass Lease 31136










11     TOWNSHIP 46 NORTH, RANGE 92 WEST                          Wyo. 0173-A           U.S.A.            Worland Associates
       Section 5: Lot 13 and that portion of        48.51     (Out of B-037924)          All                  100.000000%
       Lot 14 Located in the NE/4NE/4                                HBP
       (Previously Lot 5)                                      Bass Lease 31137

TRACT    OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & DECIMAL INTEREST                   & PERCENTAGE
-----------------------------------------------------------------


         Margo S. Andrews Trust, First
         Interstate Bank N.A., Trustee
                   .00007292
         Catherine Jo Roush
                   .00007292
         Suzanne Zimmerman Sims
                   .00007292
         Robert L. Zimmerman
                   .00007292
         W. James Saul
                  0.00007291
         Patricia W. Zimmerman
                   .00007291
                   ******
10       Perry R. Bass, Inc.                Worland Associates
                   .00250000                          95.750000%
         Sid R. Bass, Inc.                  Perry R. Bass, Inc.
                   .00187500                           1.062520%
         Lee M. Bass, Inc.                  Sid R. Bass, Inc.
                   .00187500                            .796870%
         Keystone, Inc.                     Lee M. Bass, Inc.
                   .00187500                            .796870%
         Thru Line Inc.                     Keystone, Inc.
                   .00187500                            .796870%
                                            Thru Line Inc.
                                                        .796870%
                                                        ******
11       Norman Family Trust                Worland Associates
                   .01333334                          95.750000%
         Hall Family Trust                  Perry R. Bass, Inc.
                   .01333333                           1.062520%

                                                                    Page 5 of 11
       EXHIBIT A-4 PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                            REVISED EXHIBIT B
                             JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                 AND OPERATION OF THE SLICK CREEK UNIT
                          WASHAKIE COUNTY, WYOMING

TRACT                                                NO.                            ROYALTY OWNER        LESSEE OF RECORD
 NO.   DESCRIPTION OF LAND                          ACRES       SERIAL NUMBER        & PERCENTAGE          & PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)


TRACT      OVERRIDING ROYALTY                 WORKING INTEREST
 NO.       & DECIMAL INTEREST                   & PERCENTAGE
-------------------------------------------------------------------


           Alice Van Arsdale                  Sid R. Bass, Inc.
                     .00666667                          .796870%
           Byron E. Van Arsdale, Jr.          Lee M. Bass, Inc.
                     .00666666                          .796870%
           Perry R. Bass, Inc.                Keystone, Inc.
                     .00250000                          .796870%
           Sid R. Bass, Inc.                  Thru Line Inc.
                     .00187500                          .796870%
           Lee M. Bass, Inc.
                     .00187500
           Keystone, Inc.
                     .00187500
           Thru Line Inc.
                     .00187500

                                                                    Page 6 of 11
       EXHIBIT A-4 PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                            REVISED EXHIBIT B
                             JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                 AND OPERATION OF THE SLICK CREEK UNIT
                          WASHAKIE COUNTY, WYOMING

TRACT                                                NO.                            ROYALTY OWNER        LESSEE OF RECORD
 NO.   DESCRIPTION OF LAND                          ACRES       SERIAL NUMBER        & PERCENTAGE          & PERCENTAGE
-------------------------------------------------------------------------------------------------------------------------------

       STATE LANDS

13     TOWNSHIP 47 NORTH, RANGE 92 WEST                         State 0-8644       State of Wyo.        Worland Associates
       Section 36: W/2SW/4                          80.00            HBP                100%             100.000000%
                                                              Bass Lease 31138










TRACT       OVERRIDING ROYALTY                 WORKING INTEREST
 NO.        & DECIMAL INTEREST                   & PERCENTAGE
--------------------------------------------------------------------



13          None                               Worland Associates
                                                         95.750000%
                                               Perry R. Bass, Trustee
                                                          1.062490%
                                               Sid R. Bass, Inc.
                                                           .796890%
                                               Lee M. Bass, Inc.
                                                           .796880%
                                               Keystone, Inc.
                                                           .796880%
                                               Thru Line Inc.
                                                           .796860%



                                                                    Page 7 of 11
       EXHIBIT A-4 PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                            REVISED EXHIBIT B
                             JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                 AND OPERATION OF THE SLICK CREEK UNIT
                          WASHAKIE COUNTY, WYOMING

TRACT                                                NO.                            ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                          ACRES       SERIAL NUMBER        & PERCENTAGE
--------------------------------------------------------------------------------------------------------

       PATENTED LANDS

15     TOWNSHIP 47 NORTH, RANGE 92 WEST                                           Geraldine M. Burton
       Section 32: NE/4SW/4                        40.00            HBP                  .10000000
       Recorded in Book 8, Page 70                             Bass Lease 31139   Virginia Black
                                                                                          .02500000








16     TOWNSHIP 47 NORTH, RANGE 92 WEST                                           Marjorie H. Colby
       Section 32: W/2NE/4, SE/4NW/4               120.00            HBP                  .03750000
       Recorded in Book 8, Page 72                              Bass Lease 31140   Lisa Bang
                                                                                          .01250000
                                                                                  Ann Parsons Estay
                                                                                          .01125000
                                                                                  Jerry Hastings
                                                                                          .00937500
                                                                                  Roger D. Hastings
                                                                                          .00937500
                                                                                  Wesley Hastings
                                                                                          .00937500
                                                                                  Alice J. Kraft
                                                                                          .00937500
                                                                                  Alice V. Parsons
                                                                                          .00625000
                                                                                  Roderick L. Dungan
                                                                                          .00305554

TRACT      LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.         & PERCENTAGE                & DECIMAL INTEREST                   & PERCENTAGE
--------------------------------------------------------------------------------------------------



15         Worland Associates            None                               Worland Associates
                 95.750000%                                                           95.750000%
           Perry R. Bass, Trustee                                           Perry R. Bass, Trustee
                  1.062520%                                                            1.062520%
           Sid R. Bass, Inc.                                                Sid R. Bass, Inc.
                   .796870%                                                             .796870%
           Lee M. Bass, Inc.                                                Lee M. Bass, Inc.
                   .796870%                                                             .796870%
           Keystone, Inc.                                                   Keystone, Inc.
                   .796870%                                                             .796870%
           Thru Line Inc.                                                   Thru Line Inc.
                   .796870%                                                             .796870%
                   ******                                                               ******
16         Worland Associates            None                               Worland Associates
                 95.750000%                                                           95.750000%
           Perry R. Bass, Trustee                                           Perry R. Bass, Trustee
                  1.062520%                                                            1.062520%
           Sid R. Bass, Inc.                                                Sid R. Bass, Inc.
                   .796870%                                                             .796870%
           Lee M. Bass, Inc.                                                Lee M. Bass, Inc.
                   .796870%                                                             .796870%
           Keystone, Inc.                                                   Keystone, Inc.
                   .796870%                                                             .796870%
           Thru Line Inc.                                                   Thru Line Inc.
                   .796870%                                                             .796870%

                                                                    Page 8 of 11
       EXHIBIT A-4 PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                            REVISED EXHIBIT B
                             JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                 AND OPERATION OF THE SLICK CREEK UNIT
                          WASHAKIE COUNTY, WYOMING

TRACT                                                NO.                            ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                          ACRES       SERIAL NUMBER        & PERCENTAGE
---------------------------------------------------------------------------------------------------------

            PATENTED LANDS (CONT'D)
                                                                                  Laura Ann Shaw
                                                                                          .00250000
                                                                                  Francis L. Farmer
                                                                                          .00180554
                                                                                  Robert R. Pisto and
                                                                                  Margaret L. Pisto Trust
                                                                                          .00180554
                                                                                  Mary Eloise L. Shaw
                                                                                          .00180554
                                                                                  David Grant Laird
                                                                                          .00138887
                                                                                  Penelope Laird Carroll
                                                                                  Trust, Norwest Bank
                                                                                  Wyoming NA, Trustee
                                                                                          .00083334
                                                                                  Loren E. Laird Trust, Norwest
                                                                                  Bank Wyoming NA, Trustee
                                                                                          .00083334
                                                                                  Florence S. Laird Trust,
                                                                                  Norwest Bank Wyoming
                                                                                  NA, Trustee
                                                                                          .00083333
                                                                                  R. E Laird Trust, Norwest
                                                                                  Bank Wyoming NA, Trustee
                                                                                          .00083333
                                                                                  Julia Laird Wortham Trust,
                                                                                  Norwest Bank Wyoming
                                                                                  NA, Trustee
                                                                                          .00083333
                                                                                  Frank W. Laird
                                                                                          .00060188


TRACT       LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.          & PERCENTAGE                & DECIMAL INTEREST                   & PERCENTAGE
---------------------------------------------------------------------------------------------



                                                                    Page 9 of 11
       EXHIBIT A-4 PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                            REVISED EXHIBIT B
                             JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                 AND OPERATION OF THE SLICK CREEK UNIT
                          WASHAKIE COUNTY, WYOMING

TRACT                                                NO.                            ROYALTY OWNER        LESSEE OF RECORD
 NO.   DESCRIPTION OF LAND                          ACRES       SERIAL NUMBER        & PERCENTAGE          & PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------

       PATENTED LANDS (CONT'D)
                                                                                  Stephanie L. Arries
                                                                                          .00060187
                                                                                  Penelope Laird Carroll
                                                                                          .00055554
                                                                                  Loren Edward Laird
                                                                                          .00055554
                                                                                  Julia Laird Wortham
                                                                                          .00055554
                                                                                  Glendon Leroy Laird
                                                                                          .00041667
                                                                                  Matthew Laird
                                                                                          .00009263
                                                                                  Meghan Laird
                                                                                          .00009263
                                                                                           ******
17     TOWNSHIP 47 NORTH, RANGE 92 WEST                                           Roderick L. Dungan      Worland Associates
       Section 32: NE/4NE/4                         80.00            HBP                  .01909711                  95.750000%
       Section 33: NW/4NW/4                                    Bass Lease 31141   Laura Ann Shaw          Perry R. Bass, Trustee
       Recorded in Book 11, Page 566                                                      .01562500                   1.062520%
                                                                                  Francis L. Farmer       Sid R. Bass, Inc.
                                                                                          .01128470                    .796870%
                                                                                  Robert R. Pisto and     Lee M. Bass, Inc.
                                                                                  Margaret L. Pisto Trust              .796870%
                                                                                          .01128470       Keystone, Inc.
                                                                                  Mary Eloise L. Shaw                  .796870%
                                                                                          .01128470       Thru Line Inc.
                                                                                  David Grant Laird                    .796870%
                                                                                          .00868053

TRACT          OVERRIDING ROYALTY                 WORKING INTEREST
 NO.           & DECIMAL INTEREST                   & PERCENTAGE
-----------------------------------------------------------------------














17             None                               Worland Associates
                                                            95.750000%
                                                  Perry R. Bass, Trustee
                                                             1.062520%
                                                  Sid R. Bass, Inc.
                                                              .796870%
                                                  Lee M. Bass, Inc.
                                                              .796870%
                                                  Keystone, Inc.
                                                              .796870%
                                                  Thru Line Inc.
                                                              .796870%

                                                                   Page 10 of 11
       EXHIBIT A-4 PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                            REVISED EXHIBIT B
                             JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                 AND OPERATION OF THE SLICK CREEK UNIT
                          WASHAKIE COUNTY, WYOMING

TRACT                                                NO.                            ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                          ACRES       SERIAL NUMBER        & PERCENTAGE
---------------------------------------------------------------------------------------------------------

            PATENTED LANDS (CONT'D)
                                                                                  Penelope Laird Carroll
                                                                                  Trust, Norwest Bank to
                                                                                  Wyoming NA, Trustee
                                                                                          .00520834
                                                                                  Loren E. Laird Trust,
                                                                                  Norwest Bank Wyoming
                                                                                  NA, Trustee
                                                                                          .00520834
                                                                                  Florence S. Laird Trust,
                                                                                  Norwest Bank Wyoming
                                                                                  NA, Trustee
                                                                                          .00520833
                                                                                  R. E Laird Trust, Norwest
                                                                                  Bank Wyoming NA, Trustee
                                                                                          .00520833
                                                                                  Julia Laird Wortham Trust,
                                                                                  Norwest Bank Wyoming
                                                                                  NA, Trustee
                                                                                          .00520833
                                                                                  Stephanie L. Arries
                                                                                          .00376167
                                                                                  Frank W. Laird
                                                                                          .00376167
                                                                                  Penelope Laird Carroll
                                                                                          .00347220
                                                                                  Loren Edward Laird
                                                                                          .00347220
                                                                                  Julia Laird Wortham
                                                                                          .00347220
TRACT       LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.          & PERCENTAGE                & DECIMAL INTEREST                   & PERCENTAGE
---------------------------------------------------------------------------------------------








                                                                   Page 11 of 11
       EXHIBIT A-4 PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                            REVISED EXHIBIT B
                             JANUARY 1, 1998
       ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                 AND OPERATION OF THE SLICK CREEK UNIT
                          WASHAKIE COUNTY, WYOMING

TRACT                                                NO.                            ROYALTY OWNER        LESSEE OF RECORD
 NO.   DESCRIPTION OF LAND                          ACRES       SERIAL NUMBER        & PERCENTAGE          & PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------

       PATENTED LANDS (CONT'D)


                                                                                  Glendon Leroy Laird
                                                                                          .00260416
                                                                                  Matthew Laird
                                                                                          .00057875
                                                                                  Meghan Laird
                                                                                          .00057874

TRACT         OVERRIDING ROYALTY                 WORKING INTEREST
 NO.          & DECIMAL INTEREST                   & PERCENTAGE
----------------------------------------------------------------------





                 R E C A P I T U L A T I O N

       LAND                ACRES         PERCENTAGE
       ----                -----         ----------
       Federal          3,355.31           91.29%
       State               80.00            2.18%
       Patented           240.00            6.53%
                        --------         -------
           TOTAL        3,675.31          100.00%

                                                                     Page 1 of 2
       EXHIBIT A-5  PURCHASE AND SALE AGREEMENT DATED ___________, 1998

                                REVISED EXHIBIT B
                                 JANUARY 1, 1998
        ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                      AND OPERATION OF THE SOUTH FRISBY UNIT
                             WASHAKIE COUNTY, WYOMING

TRACT                                                 NO.                           ROYALTY OWNER
 NO.        DESCRIPTION OF LAND                     ACRES       SERIAL NUMBER        & PERCENTAGE
--------------------------------------------------------------------------------------------------
            FEDERAL LANDS

1      TOWNSHIP 47 NORTH, RANGE 91 WEST                           W-0314025             U.S.A.
       Section 19: Lots 11 and 12                  131.49            HBP                  All
                                                               Bass Lease 31109
       TOWNSHIP 47 NORTH, RANGE 92 WEST
       Section 24: SW/4NE/4, NE/4SE/4
       (Part of lease falls outside Unit Outline)
       Recorded in Book 108, Page 177

3      TOWNSHIP 47 NORTH, RANGE 92 WEST                            W-11773             U.S.A.
       Section 24: NW/4, NE/4SW/4                  200.00            HBP                 All
       (Part of lease falls outside Unit Outline)              Bass Lease 31121
       Recorded in Book 32, Page 616

5      TOWNSHIP 47 NORTH, RANGE 92 WEST                            W-11775               U.S.A
       Section 24: NW/4SE/4, S/2SE/4               280.00            HBP                  All
       Section 25: E/2NE/4, NW/4NE/4,                          Bass Lease 31123
                   NE/4SE/4
       (Part of lease falls outside Unit Outline)
       Recorded in Book 116, Page 23

6      TOWNSHIP 47 NORTH, RANGE 91 WEST                            W-32357               U.S.A
       Sec. 30: Lots 5, 6, 7, 8, 9, and10          274.83            HBP                  All
                E/2NW/4, NE/4SW/4                              Bass Lease 31144
       Recorded in Book 131, Page 436







TRACT  LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.   & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
-------------------------------------------------------------------------------------------
1      Worland Associates            Key Production Co. Inc.            Worland Associates
            100%                          .01500000                          100%
                                     LaCoy Family Trust, James F.
                                     LaCoy or Mildred H. LaCoy or
                                     Lorraine A. LaCoy, Trustees
                                          .00500000


3      Worland Associates                 None                          Worland Associates
            100%                                                             100%



5      Worland Associates                 None                          Worland Associates
            100%                                                             100%





6      Worland Associates            Myron Grossman                     Worland Associates
            100%                          .01350000                          100%
                                     William D. Bonilla, Sr.
                                          .00337500
                                     Sandra Fay Bornstein
                                          .00337500
                                     Sharon Bornstein Erenwert
                                          .00337500
                                     Rosalyn Bornstein Marcum
                                          .00337500

                                                                     Page 2 of 2
       EXHIBIT A-5  PURCHASE AND SALE AGREEMENT DATED ___________, 1998

                                REVISED EXHIBIT B
                                 JANUARY 1, 1998
        ATTACHED TO AND MADE A PART OF UNIT AGREEMENT FOR THE DEVELOPMENT
                      AND OPERATION OF THE SOUTH FRISBY UNIT
                             WASHAKIE COUNTY, WYOMING

TRACT                                                 NO.                           ROYALTY OWNER
 NO.        DESCRIPTION OF LAND                     ACRES       SERIAL NUMBER        & PERCENTAGE
---------------------------------------------------------------------------------------------------
            FEDERAL LANDS (CONT'D)





7      TOWNSHIP 47 NORTH, RANGE 91 WEST                            W-38586               U.S.A
       Section 30: Lots 11 and 12, SE/4SW/4         91.73            HBP                  All
       Recorded in Book 131, Page 436                          Bass Lease 31146












8      TOWNSHIP 47 NORTH, RANGE 92 WEST                            W-50465               U.S.A
       Section 25: SE/4SE/4                         40.00            HBP                  All
       Recorded in Book 44, Page 2114                          Bass Lease 31149

TRACT    LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.       & PERCENTAGE                & DECIMAL INTEREST                   & PERCENTAGE
----------------------------------------------------------------------------------------------

                                       Jon Nelson
                                            .00150000
                                       Sherman Nelson
                                            .00150000
                                            ******
7        Worland Associates            Myron Grossman                     Worland Associates
              100%                          .01350000                          100%
                                       William D. Bonilla, Sr.
                                            .00337500
                                       Sandra Fay Bornstein
                                            .00337500
                                       Sharon Bornstein Erenwert
                                            .00337500
                                       Rosalyn Bornstein Marcum
                                            .00337500
                                       Jon Nelson
                                            .00150000
                                       Sherman Nelson
                                            .00150000
                                            ******
8        Worland Associates            Hurley Oil Properties              Worland Associates
              100%                          .04000000                          100%


                                            RECAPITULATION

                               LAND                  ACRES        PERCENTAGE
                               ----                  -----        ----------
                               Federal            1,018.05         100.00%
                               State                 0                0
                               Patented              0                0
                                                  --------        ----------

                               TOTAL UNIT         1,018.05         100.00%

                                                                     Page 1 of 1
NON-UNITIZED, PRODUCING                    EXHIBIT A-6
BIG HORN COUNTY, WYOMING    PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                     EFFECTIVE JANUARY 1, 1998

TRACT                                                 NO.      SERIAL NO. &          ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                          ACRES    EXPIRATION DATE         & PERCENTAGE
--------------------------------------------------------------------------------------------------
            FEDERAL LANDS

N/A    TOWNSHIP 51 NORTH, RANGE 92 WEST                            W-58669               U.S.A
       Section 23: Tract 58M                       447.92            HBP                  All
       Section 24: Tracts 58N, 58O, 58P, and 59                Bass Lease 34851
       Section 25: Lot 4
       Section 26: Tracts 50A, 50B, 50C, 50F,
                   50G, and 50H





N/A    TOWNSHIP 51 NORTH, RANGE 92 WEST                           WYW-113553             U.S.A
       Section 24: Lot 3                           446.45            HBP                  All
       Section 25: Lots 1 and 2, Tracts 48A,                   Bass Lease 35159
                   48B, 49I, 49J, 49K, 49N,
                   49O, and 49P






TRACT  LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.   & PERCENTAGE                  & DECIMAL INTEREST                 & PERCENTAGE
--------------------------------------------------------------------------------------------
N/A    Arthur L. Vermillion          Perry R. Bass, Inc.                Arthur L. Vermillion
            100.00%                       .01000000                          100.00%
                                     Sid R. Bass, Inc.
                                          .00750000
                                     Lee M. Bass, Inc.
                                          .00750000
                                     Keystone, Inc.
                                          .00750000
                                     Thru Line Inc.
                                          .00750000
                                          ******
N/A    Arthur L. Vermillion          Perry R. Bass, Inc.                Arthur L. Vermilion
            100.00%                       .00207500                          100.00%
                                     Sid R. Bass, Inc.
                                          .00155625
                                     Lee M. Bass, Inc.
                                          .00155625
                                     Keystone, Inc.
                                          .00155625
                                     Thru Line Inc.
                                          .00155625

NON-UNITIZED, PRODUCING                EXHIBIT A-7                Page 1 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                  EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
---------------------------------------------------------------------------------------------------------------
       FEDERAL LANDS

N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                         W-53020             U.S.A.
       Section 34: E/2SE/4                                      680.00            HBP                All
       Section 35: E/2, E/2W/2, SW/4NW/4,                                   Bass Lease 20073
                   W/2SW/4

       Subject to C.A. NRM-1872 for Phosphoria Formation covering the NW/4 Section 35-47N-91W.



N/A    TOWNSHIP 46 NORTH, RANGE 91 WEST                                         W-57014             U.S.A.
       Section 1: Lots 8, 9, and 16,                            750.99            HBP                All
                  SW/4NW/4, SW/4                                            Bass Lease 20074
       Section 2: Lots 5, 6, 7, 8, 10, 11, 12, 13, 14,
                  and 15, S/2NE/4, SE/4NW/4






N/A    TOWNSHIP 46 NORTH, RANGE 91 WEST                                        W-29763-C             U.S.A
       Section 2: SE/4                                          320.00            HBP                 All
       Section 11: NE/4                                                     Bass Lease 23335







TRACT   LESSEE OF RECORD                OVERRIDING ROYALTY                 WORKING INTEREST
 NO.      & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
------------------------------------------------------------------------------------------------


N/A        Perry R. Bass, Inc.           D. J. Brew                         Perry R. Bass, Inc.
                25.000000%                        .02500000                         25.000000%
           Sid R. Bass, Inc.             Joseph J. C. Paine                 Sid R. Bass, Inc.
                18.750000%                        .02500000                         18.750000%
           Lee M. Bass, Inc.             Viking Exploration                 Lee M. Bass, Inc.
                18.750000%                        .01250000                         18.750000%
           Keystone, Inc.                                                   Keystone, Inc.
                18.750000%                                                          18.750000%
           Thru Line Inc.                                                   Thru Line Inc.
                18.750000%                                                          18.750000%
               ******                                                             ******
N/A        W. D. Partners, L. P.         Viking Exploration                 W. D. Partners, L.P.
                25.000000%                        .05250000                         25.000000%
           Sid R. Bass, Inc.             Mildred M. Einarsen                Sid R. Bass, Inc.
                18.750000%                        .01000000                         18.750000%
           Lee M. Bass, Inc.                                                Lee M. Bass, Inc.
                18.750000%                                                          18.750000%
           Keystone, Inc.                                                   Keystone, Inc.
                18.750000%                                                          18.750000%
           Thru Line Inc.                                                   Thru Line Inc.
                18.750000%                                                          18.750000%
               ******                                                             ******
N/A        Perry R. Bass, Inc.           E. E. Engleman                     Perry R. Bass, Inc.
                25.000000%                        .02250000                         25.000000%
           Sid R. Bass, Inc.             L. R. Company                      Sid R. Bass, Inc.
                18.750000%                        .02250000                         18.750000%
           Lee M. Bass, Inc.             Gene R. George                     Lee M. Bass, Inc.
                18.750000%                        .00500000                         18.750000%
           Keystone, Inc.                                                   Keystone, Inc.
                18.750000%                                                          18.750000%
           Thru Line Inc.                                                   Thru Line Inc.
                18.750000%                                                          18.750000%


NON-UNITIZED, PRODUCING                  EXHIBIT A-7              Page 2 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                        EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
----------------------------------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)

N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                        W-8238               U.S.A.
       Section 29: NE/4                                         200.00          HBP                  All
       Section 35: NW/4NW/4                                              Bass Leases 25280,
                                                                          31107, and 31613
       Subject to C.A. NRM-1872 for Phosphoria
       Formation covering the NW/4 Section 35-47N-91W.






















N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                         W-45483             U.S.A
       Section 26: SW/4                                         480.00            HBP                All
       Section 27: S/2                                                     Bass Leases 30938
                                                                               and 38796



TRACT  LESSEE OF RECORD                OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
-----------------------------------------------------------------------------------------------


N/A       Worland Associates            Pioneer Production                 AS TO NW/4NW/4 SECTION 35
               100.000000%                       .03000000                 SURFACE TO 9,862 FEET:
                                        Rex Randolph
                                                 .02000000                 Worland Associates
                                                                                   50.000000%
                                                                           Perry R. Bass, Inc.
                                                                                   12.500000%
                                                                           Sid R. Bass, Inc.
                                                                                   9.375000%
                                                                           Lee M. Bass, Inc.
                                                                                   9.375000%
                                                                           Keystone, Inc.
                                                                                   9.375000%
                                                                           Thru Line Inc.
                                                                                   9.375000%
                                                                                     ------
                                                                           BELOW 9,862 FEET:

                                                                           Worland Associates
                                                                                   100.000000%
                                                                                     ------

                                                                           AS TO NE/4 SECTION 29:

                                                                           Worland Associates
                                                                                   100.000000%
                                                                                     ******

N/A       Mobil Exploration & Prod.     AS TO SW/4 SECTION 26:             FROM SURFACE TO STRATIGRAPHIC
          North America, Inc.                                              EQUIVALENT OF 9,906 FEET:
               100.000000%              Mobil Expl. & Production           (CCU FEDERAL #26-23)
                                                 .09000000
                                        Barbara J. Kaley                   AS TO NW/4SW/4 SECTION 26:
                                                 .04500000


NON-UNITIZED, PRODUCING                      EXHIBIT A-7          Page 3 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                        EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
---------------------------------------------------------------------------------------------------------------

            FEDERAL LANDS (CONT'D)


































TRACT     LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.        & PERCENTAGE                & DECIMAL INTEREST                   & PERCENTAGE
------------------------------------------------------------------------------------------------



                                         V. H. Knisely                      Perry R. Bass, Inc.
                                                  .03500000                         25.000000%
                                             ------                         Keystone, Inc.
                                         AS TO S/2 SECTION 27:                      18.750000%
                                                                            Thru Line Inc.
                                         Mobil Oil Corp.                            18.750000%
                                                  .12500000                 Sid R. Bass, Trustee
                                         Bruce Anderson                             11.250000%
                                         7/8ths of .01000000                Lee M. Bass
                                         V. H. Knisely                              11.250000%
                                                  .01750000                 Sid R. Bass, Inc.
                                         Lance Creek Royalties Co.                  7.500000%
                                         1/2 of .01000000                   Lee M. Bass, Inc.
                                         Richard L. Peterson                        7.500000%
                                         3/8ths of .01000000                       ------

                                                                            AS TO SE/4SW/4 SECTION 26:

                                                                            Perry R. Bass, Inc.
                                                                                    25.000000%
                                                                            Sid R. Bass, Trustee
                                                                                    18.750000%
                                                                            Lee M. Bass
                                                                                    18.750000%
                                                                            Keystone, Inc.
                                                                                    18.750000%
                                                                            Thru Line Inc.
                                                                                    18.750000%
                                                                                    ------
                                                                            AS TO DEEP RIGHTS OF ABOVE LANDS
                                                                            AND ALL DEPTHS AS TO REMAINING
                                                                            LANDS:


NON-UNITIZED, PRODUCING                     EXHIBIT A-7           Page 4 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                      EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
----------------------------------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)












N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                         W-91920             U.S.A.
       Section 20: E/2                                          480.00            HBP                All
       Section 21: SW/4                                                   Bass Lease 30948














TRACT  LESSEE OF RECORD                OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
-----------------------------------------------------------------------------------------------


                                                                           Perry R. Bass, Inc.
                                                                                   25.000000%
                                                                           Sid R. Bass, Inc.
                                                                                   18.750000%
                                                                           Lee M. Bass, Inc.
                                                                                   18.750000%
                                                                           Keystone, Inc.
                                                                                   18.750000%
                                                                           Thru Line Inc.
                                                                                   18.750000%
                                                                                  ******
N/A       Perry R. Bass, Inc.           None                               AS TO SE/4SW/4 SECTION 21:
               25.000000%
          Sid R. Bass, Inc.                                                FROM SURFACE TO STRATIGRAPHIC
               18.750000%                                                  EQUIVALENT OF 10.445 FEET
          Lee M. Bass, Inc.                                                (CCU FEDERAL #21-23):
               18.750000%
          Keystone, Inc.                                                   Perry R. Bass, Inc.
               18.750000%                                                          25.000000%
          Thru Line Inc.                                                   Sid R. Bass, Trustee
               18.750000%                                                          18.750000%
                                                                           Lee M. Bass
                                                                                   18.750000%
                                                                           Keystone, Inc.
                                                                                   18.750000%
                                                                           Thru Line Inc.
                                                                                   18.750000%
                                                                                   ------
                                                                           BELOW AND AS TO ALL DEPTHS OF
                                                                           REMAINING LANDS:

NON-UNITIZED, PRODUCING                       EXHIBIT A-7         Page 5 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                        EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
---------------------------------------------------------------------------------------------------------------

            FEDERAL LANDS (CONT'D)












N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                       B-039524             U.S.A.
       Section 32: S/2, NE/4                                    800.00           HBP                All
       Section 33: N/2                                                   Bass Leases 31100,
       (Other lands in lease fall in Marconi                              31529, and 34084
       Prospect)

       NOTE: SW/4 of Section 32 falls in
       No Water Creek Unit Outline; however,
       was not committed to Unit. Lands also
       appear on No Water Creek Unit Exhibit.











TRACT  LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
-----------------------------------------------------------------------------------------------



                                                                           Perry R. Bass, Inc.
                                                                                   25.000000%
                                                                           Sid R. Bass, Inc.
                                                                                   18.750000%
                                                                           Lee M. Bass, Inc.
                                                                                   18.750000%
                                                                           Keystone, Inc.
                                                                                   18.750000%
                                                                           Thru Line, Inc.
                                                                                   18.750000%
                                                                                   ******
N/A       Perry R. Bass, Inc.           * Burdens Only Worland's           AS TO ALL LANDS EXCEPT:
               25.000000%                 Interest: Worland Associates     NE/4 SECTION 32 FROM SURFACE
          Sid R. Bass, Inc.                      .03125000                 TO 10,625 FEET:
               18.750000%                                                  NW/4 SECTION 33 FROM SURFACE
          Lee M. Bass, Inc.             AS TO ALL LANDS EXCEPT NE/4        TO 10,463 FEET:
               18.750000%               SECTION 33:
          Keystone, Inc.                                                   Worland Associates
               18.750000%               Worland Associates                         50.000000% *
          Thru Line Inc.                         .01972400                 Perry R. Bass, Inc.
               18.750000%               Cottonwood Properties                      12.500000%
                                                 .01000000                 Sid R. Bass, Inc.
                                        Guy R. Campbell                            9.375000%
                                                 .00500000                 Lee M. Bass, Inc.
                                        Guy R. Campbell, Jr. & Co.                 9.375000%
                                                 .00500000                 Keystone, Inc.
                                        K&B Company                                9.375000%
                                                 .00500000                 Thru Line Inc.
                                        Wheatley Oil Company                       9.375000%
                                                 .00500000
                                        Anna Stark
                                                 .00027600


NON-UNITIZED, PRODUCING                      EXHIBIT A-7          Page 6 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                      EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
--------------------------------------------------------------------------------------------------------------

            FEDERAL LANDS (CONT'D)































TRACT    LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.       & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
-------------------------------------------------------------------------------------------------

                                          AS TO SECTION 33 NE/4:
                                          Worland Associates
                                                   .01472400
                                          Cottonwood Properties
                                                   .01000000
                                          Guy R. Campbell
                                                   .00500000
                                          Guy R. Campbell, Jr. & Co.
                                                   .00500000
                                          Carl Hoelzel
                                                   .00500000
                                          K&B Company
                                                   .00500000
                                          Wheatley Oil Company
                                                   .00500000
                                          Anna Stark
                                                   .00027600
                                                  ------
                                          AS TO SECTION 32: NE/4 (SURFACE
                                          TO 10,625 FEET:
                                          SECTION 33: NW/4 (SURFACE TO
                                          TO 10,463 FEET:

                                          Worland Associates Has an
                                          Additional .00625000
                                          Perry R. Bass, Inc.
                                                   25.00% x .03750000
                                          Sid R. Bass, Inc.
                                                   18.75% x .03750000
                                          Lee M. Bass, Inc.
                                                   18.75% x .03750000
                                          Keystone, Inc.
                                                   18.75% x .03750000


NON-UNITIZED, PRODUCING                       EXHIBIT A-7         Page 7 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                       EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
----------------------------------------------------------------------------------------------------------------

            FEDERAL LANDS (CONT'D)






N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                        W-5741               U.S.A.
       Section 28: NW/4, S/2                                    480.00            HBP                All
                                                                          Bass Lease 31101















N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                        W-0320078           U.S.A.
       Section 7:  Lots 9, 10, 11, and 12,                    1,164.96            HBP                All
                   SE/4SW/4                                                 Bass Leases 31103
       Section 18: Lots 5, 6, 7, 8, and 9,                                     and 41142
                   E/2NW/4
       Section 20: W/2
       Section 29: W/2, SE/4

TRACT  LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
-----------------------------------------------------------------------------------------------



                                        Thru Line Inc.
                                                 18.75%  x .03750000
                                        NOTE: Historically, ORI
                                              has not merged into WI.
                                                 ******
N/A       Worland Associates            AS TO SE/4SW/4: SURFACE TO         AS TO SE/4NW/4: SURFACE TO
               100.000000%              BASE OF PHOSPHORIA FORMATION:      BASE OF PHOSPHORIA FORMATION:

                                        Worland Associates                 Worland Associates *
                                                 .05000000-.17500000               12.500000%
                                                  ------
                                        AS TO SE/4NW/4: SURFACE TO         * Subject to conversion to ORI
                                        BASE OF PHOSPHORIA FORMATION:      if daily average production
                                                                           of the Tenneco USA#3 Well
                                        Worland Associates                 exceeds 15 BOPD for 60 days.
                                                 .05000000                         ------
                                                                           AS TO SE/4SW/4, SE/4NW/4
                                                                           BELOW BASE OF PHOSPHORIA
                                                                           FORMATION AND REMAINING
                                                                           LANDS AS TO ALL DEPTHS:

                                                                           Worland Associates
                                                                                   100.000000%
                                                                                   ******
N/A       Worland Associates            C. A. Caldwell, Jr.                AS TO W/2 SECTION 20, SE/4
                100.000000%                      .02500000                 SECTION 29 AND BELOW BASE OF
                                        Joyce Wolf                         PHOSPHORIA FORMATION IN
                                                 .01000000                 REMAINING LANDS:
                                                  ------
                                        AS TO SECTION 18 LANDS AND W/2     Worland Associates
                                        SECTION 29: SURFACE TO BASE OF     100.000000%
                                        PHOSPHORIA FORMATION:


NON-UNITIZED, PRODUCING                     EXHIBIT A-7           Page 8 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                      EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
---------------------------------------------------------------------------------------------------------------
            FEDERAL LANDS (CONT'D)

       Subject to C.A. NRM-1195 for Phosphoria Formation covering Lots 9, 10, 11, and 12, E/2SW/4 Section 18-47N-91W.

       Subject to C.A. NRM-1767 for Phosphoria Formation covering Lots 9, 10, 11, and 12, SE/4SW/4, NE/4SW/4
       Section 7-A7N-91W.

















N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                       W-6255-A             U.S.A.
       Section 18: SE/4SW/4                                      40.00            HBP                All
                                                                          Bass Lease 31104
       Subject to C.A. NRM-1195 for Phosphoria
       Formation covering Lots 9, 10, 11, and 12,
       E/2SW/4 Section 18-47N-91W.


TRACT    LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.       & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
-------------------------------------------------------------------------------------------------


                                          Worland Associates                 FROM SURFACE TO BASE OF
                                                   .09000000                 PHOSPHORIA FORMATION AS TO
                                                                             SECTION 7 LANDS:

                                                                             Worland Associates
                                                                                     50.000000%
                                                                                    ------
                                                                             FROM SURFACE TO BASE OF
                                                                             PHOSPHORIA FORMATION:
                                                                             AS TO W/2 SECTION 29:

                                                                             Perry R. Bass, Inc.
                                                                                     25.00% x 4.84%
                                                                             Sid R. Bass, Inc.
                                                                                     18.75% x 4.84%
                                                                             Lee M. Bass, Inc.
                                                                                     18.75% x 4.84%
                                                                             Keystone, Inc.
                                                                                     18.75% x 4.84%
                                                                             Thru Line Inc.
                                                                                     18.75% x 4.84%
                                                                                 (Assignments Pending)
                                                                                      ******
N/A         Worland Associates            Raymond Chorney                    BELOW BASE OF PHOSPHORIA
                 100.000000%                       .02000000                 FORMATION:
                                                    ------
            FROM SURFACE TO BASE OF                                          Worland Associates
            PHOSPHORIA FORMATION:                                                       100.000000%

            Worland Associates
                 .10500000


NON-UNITIZED, PRODUCING                      EXHIBIT A-7          Page 9 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                       EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
----------------------------------------------------------------------------------------------------------------

            FEDERAL LANDS (CONT'D)

N/A    TOWNSHIP 46 NORTH, RANGE 91 WEST                                        W-0238809           U.S.A.
       Section 17: SW/4SE/4                                      40.00            HBP               All
       (Other lands in lease fall in No Water                             Bass Lease 31105
       Creek Unit)

N/A    TOWNSHIP 47 NORTH, RANGE 92 WEST                                        W-5444               U.S.A.
       Section 13: NE/4, N/2SE/4,                               280.00            HBP                All
                   SE/4SE/4                                               Bass Lease 31108






N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                        W-0314025           U.S.A.
       Section 19: Lots 7, 8, 9, and 10,                        302.80            HBP               All
                   E/2SW/4                                                Bass Lease 31109

       TOWNSHIP 47 NORTH, RANGE 92 WEST
       Section 24: N/2NE/4, SE/4NE/4
       (Other lands in lease fall in S. Frisby
       Unit)

N/A    TOWNSHIP 46 NORTH, RANGE 91 WEST                                        W-0320416           U.S.A.
       Section 7: Lot 6                                          43.31            HBP               All
       (Other lands in lease fall in No Water                             Bass Lease 31110
       Creek Unit)



TRACT LESSEE OF RECORD                OVERRIDING ROYALTY                 WORKING INTEREST
 NO.    & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
----------------------------------------------------------------------------------------------



N/A      Worland Associates            F. J. Bradshaw                     Worland Associates
              100.000000%                       .04000000                         100.000000%



N/A      Worland Associates            F. W. Crowley                      BELOW BASE OF PHOSPHORIA
              100.000000%                       .03000000                 FORMATION:
                                                ------
                                       FROM SURFACE TO BASE OF            Worland Associates
                                       PHOSPHORIA FORMATION:                      100.000000%

                                       Worland Associates
                                                .09500000
                                                ******
N/A      Worland Associates            Key Production Company, Inc.       Worland Associates
              100.00000000%                     .01500000                         100.000000%
                                       The LaCoy Family Trust
                                                .00500000





N/A      Worland Associates            Catherine A. Grieve                Worland Associates
              75.000000%                        .02000000                         75.000000%
                                       S.D. Ayers
                                                .01500000
                                       Legacy Energy Royalty Income
                                       Fund, Ltd.
                                                .01500000


NON-UNITIZED, PRODUCING                     EXHIBIT A-7          Page 10 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                      EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
----------------------------------------------------------------------------------------------------------------

            FEDERAL LANDS (CONT'D)

N/A    TOWNSHIP 43 NORTH, RANGE 92 WEST                                        W-8243               U.S.A.
       Section 1: Lots 6, 10, and 11, SW/4,                     448.70          HBP                  All
                  SW/4NE/4, SE/4NW/4,                                      Bass Lease 31111
                  W/2SE/4










N/A    TOWNSHIP 47 NORTH, RANGE 92 WEST                                       W-0254904-A           U.S.A.
       Section 11: All                                          640.00            HBP                All
                                                                           Bass Leases 31116
                                                                               and 32635













TRACT LESSEE OF RECORD                OVERRIDING ROYALTY                 WORKING INTEREST
 NO.    & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
----------------------------------------------------------------------------------------------



N/A      Worland Associates            J. Perry                           AS TO LOT 6. SW/4NE/4.
              50.000000%                        .02000000                 SE/4NW/4 - ALL DEPTHS AND AS
                                       S. D. Ayers                        TO REMAINING LANDS BELOW BASE
                                                .01500000                 OF PHOSPHORIA FORMATION:
                                       A. W. Cullen
                                                .01500000                 Worland Associates
                                                ------                                50.000000%
                                       AS TO LOTS 10 AND 11, W/2SE/4,
                                       SW/4 FROM SURFACE TO BASE OF
                                       PHOSPHORIA FORMATION:

                                       Worland Associates
                                                .05000000
                                                 ******
N/A      AS TO NW/4:                   W. H. Brown                        AS TO ALL LANDS EXCEPT SE/4
                                                .02500000                 NW/4 FROM SURFACE TO BASE OF
         Perry R. Bass, Inc.           Key Production Company, Inc.       PHOSPHORIA FORMATION:
              25.000000%                        .02500000
         Sid R. Bass, Inc.                                                Worland Associates
              18.750000%                                                          50.000000%
         Lee M. Bass, Inc.                                                Perry R. Bass, Inc.
              18.750000%                                                          12.500000%
         Keystone, Inc.                                                   Sid R. Bass, Inc.
              18.750000%                                                          9.375000%
         Thru Line Inc.                                                   Lee M. Bass, Inc.
              18.750000%                                                          9.375000%
              ------                                                      Keystone, Inc.
         AS TO NE/4, S/12:                                                        9.375000%
                                                                          Thru Line Inc.
         Worland Associates                                                       9.375000%
              50.000000%


NON-UNITIZING, PRODUCING                   EXHIBIT A-7          Page 11 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                      EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
----------------------------------------------------------------------------------------------------------------

            FEDERAL LANDS (CONT'D)











N/A    TOWNSHIP 47 NORTH, RANGE 92 WEST                                       W-2607-A             U.S.A.
       Section 1: Lots 1, 2, 3, and 4                           959.42           HBP                All
                  S/2N/2, S/2                                              Bass Leases 31117,
       Section 12: N/2                                                     32634, and 41144
















TRACT LESSEE OF RECORD                OVERRIDING ROYALTY                 WORKING INTEREST
 NO.    & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
----------------------------------------------------------------------------------------------


         Perry R. Bass, Inc.                                              AS TO SE/4NW/4 FROM
              12.500000%                                                  SURFACE TO BASE OF PHOSPHORIA
         Sid R. Bass, Inc.                                                FORMATION:
              9.375000%
         Lee M. Bass, Inc.                                                Worland Associates
              9.375000%                                                           5.000000%
         Keystone, Inc.
              9.375000%
         Thru Line Inc.
              9.375000%
               ******
N/A      Worland Associates            Key Production Company, Inc.       AS TO SECTION 1 LANDS:
              50.000000%                        .03375000                 BELOW BASE OF TENSLEEP:
         Perry R. Bass, Inc.           R. Scheere                         AS TO SECTION 12 NW/4 AS TO
              12.500000%                        .01125000                 ALL DEPTHS:
         Sid R. Bass, Inc.             James D. Beard, et ux
              9.375000%                         .00500000                 AS TO SECTION 12 NE/4 BELOW
         Lee M. Bass, Inc.                     ------                     BASE OF PHOSPHORIA FORMATION:
              9.375000%                AS TO SECTION 1 LANDS:
         Keystone, Inc.                SURFACE TO BASE OF                 Worland Associates
              9.375000%                PHOSPHORIA FORMATION:                      50.000000%
         Thru Line Inc.                                                   Perry R. Bass, Inc.
              9.375000%                Worland Associates                         12.500000%
                                                .01875000                 Sid R. Bass, Inc.
                                               ------                              9.375000%
                                       BASE OF PHOSPHORIA FORMATION       Lee M. Bass, Inc.
                                       TO BASE OF TENSLEEN FORMATION:              9.375000%
                                                                          Keystone, Inc.
                                       Worland Associates                         9.375000%
                                                .03750000                 Thru Line Inc.
                                                                                  9.375000%


NON-UNITIZED, PRODUCING                      EXHIBIT A-7         Page 12 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                       EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
----------------------------------------------------------------------------------------------------------------
       FEDERAL LANDS (CONT'D)
































TRACT  LESSEE OF RECORD                OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
-----------------------------------------------------------------------------------------------

                                        AS TO NE/4 SECTION 12 SURFACE      AS TO SECTION 1 LANDS FROM
                                        TO BASE OF PHOSPHORIA              SURFACE TO BASE OF PHOSPHORIA
                                        FORMATION:                         FORMATION:
                                                                                   SW/4:
                                        Worland Associates                 Perry R. Bass, Inc.
                                                 .06250000                         6.665000%
                                                                           Sid R. Bass, Inc.
                                        Convertible APO of Fed 1-12                4.998750%
                                        Well in NW/4NE/4 Section 12        Lee M. Bass, Inc.
                                        to 12.50% ORI or 25.00% WI.                4.998750%
                                                                           Keystone, Inc.
                                        Perry R. Bass, Inc.                        4.998750%
                                                 .78125000%                Thru Line Inc.
                                        Sid R. Bass, Inc.                          4.998750%
                                                 .58593750%                        (Assignments Pending)
                                        Lee M. Bass, Inc.                          Lots 3 and 4, S/2NW/4:
                                                 .58593750%                Perry R. Bass, Inc.
                                        Keystone, Inc.                             1.210000%
                                                 .58593750%                Sid R. Bass, Inc.
                                        Thru Line Inc.                             0.907500%
                                                 .58593750%                Lee M. Bass, Inc.
                                                                                   0.907500%
                                                                           Keystone, Inc.
                                                                                   0.907500%
                                                                           Thru Line Inc.
                                                                                   0.907500%
                                                                                   (Assignments Pending)
                                                                                   Lots 1 and 2, S/2NE/4, SE/4
                                                                           Perry R. Bass, Inc.
                                                                                   5.682500%
                                                                           Sid R. Bass, Inc.
                                                                                   4.261875%


NON-UNITIZED, PRODUCING                    EXHIBIT A-7           Page 13 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                     EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
----------------------------------------------------------------------------------------------------------------

            FEDERAL LANDS (CONT'D)







N/A    TOWNSHIP 47 NORTH, RANGE 92 WEST                                        W-4190               U.S.A.
       Section 14: N/2                                          880.00           HBP                 All
       Section 15: E/2, S/2NW/4, SW/4                                      Bass Leases 31118
                                                                               and 41146


















N/A    TOWNSHIP 47 NORTH, RANGE 92 WEST                                       W-0314025-B           U.S.A.
       Section 13: W/2                                          320.00            HBP                All
                                                                           Bass Leases 31119
                                                                               and 32637
TRACT LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.    & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
----------------------------------------------------------------------------------------------

                                                                          Lee M. Bass, Inc
                                                                                  4.261875%
                                                                          Keystone, Inc.
                                                                                  4.261875%
                                                                          Thru Line Inc.
                                                                                  4.261875%
                                                                          (Assignments Pending)
                                                                                    ******
N/A      Worland Associates            FROM SURFACE TO BASE OF            AS TO ALL LANDS BELOW BASE
              50.000000%               PHOSPHORIA FORMATION:              OF PHOSPHORIA FORMATION:

                                       Worland Associates                 Worland Associates
                                                .06250000                         50.000000%
                                                                                    ------
                                                                          AS TO NE/4 SECTION 14 FROM
                                                                          SURFACE DOWN TO BASE OF
                                                                          PHOSPHORIA FORMATION:

                                                                          Perry R. Bass, Inc.
                                                                                  6.665000%
                                                                          Sid R. Bass, Inc.
                                                                                  4.998750%
                                                                          Lee M. Bass, Inc.
                                                                                  4.998750%
                                                                          Keystone, Inc.
                                                                                  4.998750%
                                                                          Thru Line Inc.
                                                                                  4.998750%
                                                                          (Assignments Pending)
                                                                                    ******
N/A      Worland Associates            Key Production Company, Inc.       Worland Associates
              50.000000%                        .03750000                         50.000000%
         Perry R. Bass, Inc.           The James F. LaCoy FamiIy          Perry R. Bass, Inc.
              12.500000%               Trust   .01250000                          12.500000%


NON-UNITIZED, PRODUCING                     EXHIBIT A-7          Page 14 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                       EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
-----------------------------------------------------------------------------------------------------------------

            FEDERAL LANDS (CONT'D)










N/A    TOWNSHIP 47 NORTH, RANGE 92 WEST                                        W-0187646           U.S.A.
       Section 2: Lots 1, 2, 3, and 4,                          319.95            HBP               All
                  S/2N/2                                                   Bass Leases 31120
                                                                               and 32636









N/A    TOWNSHIP 47 NORTH, RANGE 92 WEST                                         W-11773             U.S.A.
       Section 23: SE/4NE/4, NE/4SE/4                           120.00            HBP                All
       Section 24: NW/4SW/4                                               Bass Lease 31121
       (Other lands in lease fall in S. Frisby
       Unit)

N/A    TOWNSHIP 47 NORTH, RANGE 92 WEST                                         W-11774             U.S.A.
       Section 23: SE/4SE/4                                     240.00            HBP                All
       Section 24: S/25W/4                                                Bass Lease 31122
       Section 25: N/2NW/4, SE/4NW/4

TRACT LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.    & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
----------------------------------------------------------------------------------------------



         Sid R. Bass, Inc.                                                Sid R. Bass, Inc.
              9.375000%                                                           9.375000%
         Lee M. Bass, Inc.                                                Lee M. Bass, Inc.
              9.375000%                                                           9.375000%
         Keystone, Inc.                                                   Keystone, Inc.
              9.375000%                                                           9.375000%
         Thru Line Inc.                                                   Thru Line Inc.
              9.375000%                                                           9.375000%
              ******                                                               ******
N/A      Worland Associates            Westmont Engineering Co.           Worland Associates
              50.000000%                        .05000000                        50.000000%
         Perry R. Bass, Inc.                                              Perry R. Bass, Inc.
              12.500000%                                                         12.500000%
         Sid R. Bass, Inc.                                                Sid R. Bass, Inc.
              9.375000%                                                           9.375000%
         Lee M. Bass, Inc.                                                Lee M. Bass, Inc.
              9.375000%                                                           9.375000%
         Keystone, Inc.                                                   Keystone, Inc.
              9.375000%                                                           9.375000%
         Thru Line Inc.                                                   Thru Line Inc.
              9.375000%                                                           9.375000%
              ******                                                               ******
N/A      Worland Associates                   None                        Worland Associates
              100.000000%                                                       100.000000%



N/A      Worland Associates            FROM SURFACE TO BASE OF            BELOW BASE OF PHOSPHORIA
              100.000000%              PHOSPHORIA FORMATION:              FORMATION:




NON-UNITIZED, PRODUCING                     EXHIBIT A-7          Page 15 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                      EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
----------------------------------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)




N/A    TOWNSHIP 47 NORTH, RANGE 92 WEST                                         W-11775             U.S.A.
       Section 25: SW/4NE/4                                      40.00            HBP                All
       (Other Lands in lease fall in S. Frisby                             Bass Lease 31123
       Unit)


N/A    TOWNSHIP 45 NORTH, RANGE 92 WEST                                         W-18806             U.S.A.
       Section 19: Lots 5 and 6, E/2E/2,                        280.00            HBP                All
                   NW/4NE/4                                                Bass Lease 31130

N/A    TOWNSHIP 46 NORTH, RANGE 92 WEST                                        W-0319221            U.S.A.
       Section 2: SE/4NE/4, E/2SE/4,                            160.00            HBP                All
                  SW/4SE/4                                                 Bass Leases 31142
                                                                               and 34078















TRACT   LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.      & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
------------------------------------------------------------------------------------------------



                                         Worland Associates                 Worland Associates
                                                  .03000000-.07500000               100.000000%
                                                        ******                        ******
N/A        Worland Associates            FROM SURFACE TO BASE OF            BELOW BASE OF PHOSPHORIA
                100.000000%              PHOSPHORIA FORMATION:              FORMATION:

                                         Worland Associates                 Worland Associates
                                                  .10250000-.15500000               100.000000%
                                                        ******                        ******

N/A        Worland Associates                     None                      Worland Associates
                100.000000%                                                         100.000000%
                  ******                                ******                        ******

N/A        Perry R. Bass, Inc.           FROM SURFACE DOWN TO 150 FEET      FROM SURFACE DOWN TO 150 FEET
                25.000000%               BELOW TOP OF PHOSPHORIA            BELOW TOP OF PHOSPHORIA
           Sid R. Bass, Inc.             FORMATION:                         FORMATION:
                18.750000%
           Lee M. Bass, Inc.                      .05000000-.0625000        Worland Associates
                18.750000%                        Owned by:                         100.000000%
           Keystone, Inc.                Perry R. Bass, Inc.                          ------
                18.750000%                        25.00%                    BELOW:
           Thru Line Inc.                Sid R. Bass, Inc.
                18.750000%                        18.75%                    Perry R. Bass, Inc.
                                         Lee M. Bass, Inc.                          25.000000%
                                                  18.75%                    Sid R. Bass, Inc.
                                         Keystone, Inc.                             18.750000%
                                                  18.75%                    Lee M. Bass, Inc.
                                         Thru Line Inc.                             18.750000%
                                                  18.75%                    Keystone, Inc.
                                                                                    18.750000%
                                                                            Thru Line Inc.
                                                                                    18.750000%


NON-UNITIZED, PRODUCING                    EXHIBIT A-7           Page 16 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                      EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
----------------------------------------------------------------------------------------------------------------

            FEDERAL LANDS (CONT'D)

N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                        W-30870             U.S.A.
       Section 18: Lot 12, NE/4SW/4                             240.00           HBP                 All
       Section 19: N/2SE/4, SE/4SE/4                                      Bass Lease 31143
       Section 30: NE/4NE/4

       Subject to C.A. NRM-1 195 for Phosphoria Formation covering Lots 9, 10, 11, and 12, E/2SW/4 Section 18-47N-91W.

       Subject to C.A. NRM-1737 for Phosphoria Formation covering the NE/4 Section 30-47N-91W.

       Subject to C.A. NRM-1736 for Phosphoria Formation covering the SE/4 Section 19-47N-91W.

N/A    TOWNSHIP 47 NORTH, RANGE 92 WEST                                        W-7168               U.S.A.
       Section 27: NE/4, S/2NW/4, S/2                           720.00           HBP                 All
       Section 28: SE/4                                                    Bass Leases 31145
                                                                               and 41147

















TRACT  LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
-----------------------------------------------------------------------------------------------



N/A       Worland Associates            Doreen Smith                       AS TO SECTION 18 LANDS BELOW
               100.000000%                       .02000000                 BASE OF PHOSPHORIA FORMATION
                                                   ------                  AND REMAINING LANDS:
                                        AS TO SECTION 18 LANDS FROM
                                        SURFACE TO BASE OF PHOSPHORIA      Worland Associates
                                        FORMATION:                                 100.000000%

                                        Worland Associates
                                                 .10500000





N/A       Worland Associates            Marvin Wolf                        BELOW BASE OF PHOSPHORIA
               100.000000%                       .03000000                 FORMATION:
                                        John J. Pedry
                                                 .01000000                 Worland Associates
                                                   ------                          100.000000%
                                        FROM SURFACE TO BASE OF                      ------
                                        PHOSPHORIA FORMATION:              AS TO SW/4 SECTION 27 FROM
                                                                           SURFACE TO BASE OF
                                        Worland Associates                 PHOSPHORIA FORMATION:
                                                 .08500000
                                                                           Perry R. Bass, Inc.
                                                                                   6.665000%
                                                                           Sid R. Bass, Inc.
                                                                                   4.998750%
                                                                           Lee M. Bass, Inc.
                                                                                   4.998750%
                                                                           Keystone, Inc.
                                                                                   4.998750%
                                                                           Thru Line Inc.
                                                                                   4.998750%
                                                                           (Assignments Pending)


NON-UNITIZED, PRODUCING                    EXHIBIT A-7           Page 17 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                      EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
---------------------------------------------------------------------------------------------------------------

            FEDERAL LANDS (CONT'D)















N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                         W-44255             U.S.A.
       Section 19: SW/4SE/4                                     320.00            HBP                All
       Section 30: NW/4NE/4, S/2NE/4, SE/4                                Bass Lease 31147

       Subject to C.A. NRM-1736 for Phosphoria Formation covering the SE/4 Section 19-47N-91W.

       Subject to C.A. NRM-1737 for Phosphoria Formation covering the NE/4 Section 30-47N-91W.



N/A    TOWNSHIP 46 NORTH, RANGE 92 WEST                                       W-49937             U.S.A.
       Section 25: Lot 4, W/2NW/4,                              280.06          HBP                All
                   SE/4NW/4, NE/4SW/4,                                    Bass Lease 31148
                   W/2SE/4

TRACT   LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.      & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
------------------------------------------------------------------------------------------------


                                                                            AS TO SE/4 SECTION 28 FROM
                                                                            SURFACE TO BASE OF PHOSPHORIA
                                                                            FORMATION:
                                                                            Perry R. Bass, Inc.
                                                                                    1.210000%
                                                                            Sid R. Bass, Inc.
                                                                                    0.907500%
                                                                            Lee M. Bass, Inc.
                                                                                    0.907500%
                                                                            Keystone, Inc.
                                                                                    0.907500%
                                                                            Thru Line Inc.
                                                                                    0.907500%
                                                                            (Assignments Pending )
                                                                                    ******
N/A        Worland Associates            James O. Shetterly, Jr.            AS TO SE/4 SECTION 30:
                100.000000%                       .03000000                 FROM SURFACE TO 10.890 FEET:

                                         *Worland has a .065 ORI in         Worland Associates
                                         Schetterly #1-30 Well BPO,                 40.000000% *
                                         convertible to 40% WI APO.                 ------
                                                                            BELOW 10,890 FEET AND
                                                                            REMAINING LANDS:

                                                                            Worland Associates
                                                                                   100.000000%
                                                                                    ******
N/A        Worland Associates            Mary B. Sprinkle                   BELOW BASE OF PHOSPHORIA
                100.000000%                       .05000000                 FORMATION:

                                         FROM SURFACE TO BASE OF            Worland Associates
                                         PHOSPHORIA FORMATION:                      100.000000%


NON-UNITIZED, PRODUCING                    EXHIBIT A-7           Page 18 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                      EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
-----------------------------------------------------------------------------------------------------------------


       FEDERAL LANDS (CONT'D)






N/A    TOWNSHIP 47 NORTH, RANGE 92 WEST                                         W-59507             U.S.A.
       Section 25: SW/4SE/4                                      40.00            HBP                All
                                                                          Bass Lease 31150







N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                         W-66869             U.S.A.
       Section 7: NE/4SW/4                                       40.00            HBP                All
                                                                          Bass Lease 31151
       Subject to C.A. NRM-1767 for Phosphoria
       Formation covering Lots 9, 10, 11, and 12,
       SE/4SW/4, NE/4SW/4 Section 7-47N-91 W.

N/A    TOWNSHIP 45 NORTH, RANGE 92 WEST                                         W-77143             U.S.A.
       Section 19: Lots 13, 14, 15, 16, 23,                     360.00            HBP                All
                   and 24, SW/4NE/4,                                      Bass Lease 31152
                   W/2SE/4

N/A    TOWNSHIP 46 NORTH, RANGE 91 WEST                                        W-8232               U.S.A.
       Section 10: N/2                                          320.00            HBP                All
                                                                           Bass Leases 31153
                                                                               and 34081




TRACT LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.    & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
----------------------------------------------------------------------------------------------



                                       Worland Associates
                                                .12500000% *
                                       * Convertible to like working
                                         interest when average monthly
                                         production less than or equal to
                                         15 BOPD per well.
                                                  ******
N/A      Worland Associates            G. William Hurley                  BELOW BASE OF PHOSPHORIA
              100.000000%                       .04000000                 FORMATION:
                                                  ------
                                       FROM SURFACE TO BASE OF            Worland Associates
                                       PHOSPHORIA FORMATION:                      100.000000%

                                       Worland Associates
                                                .10000000
                                                  ******

N/A      Worland Associates                     None                      Worland Associates
              75.000000%                                                          75.000000%





N/A      Worland Associates                     None                      Worland Associates
              100.000000%                                                         100.000000%
                ******                                                              ******


N/A      Perry R. Bass, Inc.           Worland Associates                 Perry R. Bass, Inc.
              25.000000%                        .01972400                         25.000000%
         Sid R. Bass, Inc.             Cottonwood Properties              Sid B. Bass, Inc.
              18.750000%                        .01000000                         18.750000%
         Lee M. Bass, Inc.             Guy R. Campbell                    Lee M. Bass, Inc.
              18.750000%                        .00500000                         18.750000%
         Keystone, Inc.                Guy R. Campbell, Jr. & Co.         Keystone, Inc.
              18.750000%                        .00500000                         18.750000%


NON-UNITIZED, PRODUCING                   EXHIBIT A-7            Page 19 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                     EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
---------------------------------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)









N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                       W-021469             U.S.A.
       Section 28: NE/4                                         160.00            HBP                All
                                                                          Bass Lease 31939















TRACT  LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
-----------------------------------------------------------------------------------------------




          Thru Line Inc.                K&B Company                        Thru Line Inc.
               18.750000%                        .00500000                         18.750000%
                                        Wheatley Oil Co.
                                                 .00500000
                                        Anna Stark
                                                 .00027600
                                                  ******
N/A       Frank Elliott, Trustee        Frank Elliott, Trustee             AS TO S/2NE/4, NE/4NE/4
               50.000000%                        .06250000                 FROM SURFACE TO 10,485 FEET:
          Edna Ione Hall, Trustee       Edna Ione Hall, Trustee
               50.000000%                        .06250000                 Perry R. Bass, Inc.
                                                  ------                           25.000000%
                                        AS TO NW/4NE/4 FROM SURFACE        Sid R. Bass, Inc.
                                        TO 10,485 FEET:                            18.750000%
                                                                           Lee M. Bass, Inc.
                                        Sid R. Bass, Inc.                          18.750000%
                                                 .00937500                 Keystone, Inc.
                                        Lee M. Bass, Inc.                          18.750000%
                                                 .00937500                 Thru Line Inc.
                                                                                   18.750000%
                                                                                     ------
                                                                           AS TO NW/4NE/4  FROM SURFACE
                                                                           TO 10485 FEET:

                                                                           Perry R. Bass, Inc.
                                                                                   25.000000%
                                                                           Sid R. Bass, Trustee
                                                                                   18.750000%

NON-UNITIZED, PRODUCING                    EXHIBIT A-7           Page 20 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                     EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
---------------------------------------------------------------------------------------------------------------

            FEDERAL LANDS (CONT'D)








N/A    TOWNSHIP 47 NORTH, RANGE 90 WEST                                         W-45484             U.S.A.
       Section 32: E/2SE/4                                       80.00            HBP                All
                                                                          Bass Lease 33353







N/A    TOWNSHIP 46 NORTH, RANGE 91 WEST                                        W-0283968           U.S.A.
       Section 5: S/2SW/4                                        80.00            HBP                All
       (Other lands in lease fall in No Water                             Bass Lease 34080
       Creek Unit)






TRACT   LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.      & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
------------------------------------------------------------------------------------------------



                                                                            Lee M. Bass
                                                                                    18.750000%
                                                                            Keystone, Inc.
                                                                                    18.750000%
                                                                            Thru Line Inc.
                                                                                    18.750000%
                                                                                     ******
N/A        Perry R. Bass, Inc.           Associated Royalty Co.             Perry R. Bass, Inc.
                25.000000%                        .04000000                         25.000000%
           Sid R. Bass, Inc.                                                Sid R. Bass, Inc.
                18.750000%                                                         18.750000%
           Lee M. Bass, Inc.                                                Lee M. Bass, Inc.
                18.750000%                                                          18.750000%
           Keystone, Inc.                                                   Keystone, Inc.
                18.750000%                                                          18.750000%
           Thru Line Inc.                                                   Thru Line Inc.
                18.750000%                                                          18.750090%
                 ******                                                              ******
N/A        Perry R. Bass, Inc.           A. M. Culver                       Perry R. Bass, Inc.
                25.000000%                        .03000000                         25.000000%
           Sid R. Bass, Inc.                                                Sid R. Bass, Inc.
                18.750000%                                                          18.750000%
           Lee M. Bass, Inc.                                                Lee M. Bass, Inc.
                18.750000%                                                          18.750000%
           Keystone, Inc.                                                   Keystone, Inc.
                18.750000%                                                          18.750000%
           Thru Line Inc.                                                   Thru Line Inc.
                18.750000%                                                          18.750000%

NON-UNITIZED, PRODUCING                      EXHIBIT A-7         Page 21 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                      EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
---------------------------------------------------------------------------------------------------------------

            FEDERAL LANDS (CONT'D)


N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                       W-084518             U.S.A.
       Section 31: Lots 5, 6, 7, 8, 9, 10, and                407.52             HBP                All
       11, E/2NW/4, NE/4                                                  Bass Lease 34082
       (Other lands in lease fall in No Water
       Creek Unit)
























TRACT    LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.       & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
-------------------------------------------------------------------------------------------------




N/A         Perry R. Bass, Inc.           Arta A. Connaghan                  AS TO LOTS 5 AND 8. E/2NW/4
                 25.000000%                        .01350000                 BELOW 10,847 FEET AND ALL
            Sid R. Bass, Inc.             Erving Wolf                        DEPTHS TO REMAINING LANDS:
                 18.750000%                        .00500000
            Lee M. Bass, Inc.             Geo Winston Nelson, Jr.            Perry R. Bass, Inc.
                 18.7500000%                       .00450000                         25.000000%
            Keystone, Inc.                Elizabeth V. Nelson Taylor         Sid R. Bass, Inc.
                 18.750000%                        .00450000                         18.750000%
            Thru Line Inc.                April A. Nelson Winter             Lee M. Bass, Inc.
                 18.750000%                        .00450000                         18.750000%
                                          Betty B. Shaffer                   Keystone, Inc.
                                                   .00300000                         18.750000%
                                                    ------                   Thru Line Inc.
                                          AS TO LOTS 5 AND 8, E/2NW/4                18.750000%
                                          FROM SURFACE TO 10,847 FEET:

                                          .0500000-.0900000 OWNED AS
                                                   FOLLOWS:

                                          Perry R. Bass, Inc.
                                                   25.0000000
                                          Sid R. Bass, Inc.
                                                   18.7500000
                                          Lee M. Bass, Inc.
                                                   18.7500000
                                          Keystone, Inc.
                                                   18.7500000
                                          Thru Line Inc.
                                                   18.7500000


NON-UNITIZED, PRODUCING                       EXHIBIT A-7       Page 22 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                       EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
---------------------------------------------------------------------------------------------------------------

            FEDERAL LANDS (CONT'D)

N/A    TOWNSHIP 48 NORTH, RANGE 92 WEST                                      WYW-121343             U.S.A.
       Section 24: E/2SW/4, SE/4                                240.00            HBP                All
       (Other lands in lease fall in Treasure                             Bass Lease 34752
       Prospect)

       Subject to C.A. WYW-112025 for Phosphoria
       Formation covering All of Section 24-48N-92W.
























TRACT  LESSEE OF RECORD                OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
-----------------------------------------------------------------------------------------------



N/A       Perry R. Bass, Inc.           FROM SURFACE TO BASE OF            AS TO ALL DEPTHS EXCEPT THE
               25.000000%               PHOSPHORIA FORMATION IN THE        PHOSPHORIA FORMATION (9,680
          Sid R. Bass, Inc.             NW/4SE/4 SECTION 24; AND,          FEET TO 9,976 FEET) IN THE E/2
               18.750000%               AS TO THE PHOSPHORIA FORMATION     SW/4, E/2SE/4. SW/4SE/4
          Lee M. Bass, Inc.             (9,680 FEET TO 9,976 FEET) IN THE  SECTION 24; AND BELOW THE
               18.750000%               E/2SW/4, E/2SE/4. SW/4SE/4         PHOSPHORIA FORMATION IN THE
          Keystone, Inc.                SECTION 24:                        NW/4SE/4 SECTION 24:
               18.750000%
          Thru Line Inc.                BEFORE PAYOUT OF 1-H BASS          Perry R. Bass, Inc.
               18.750000%               FEDERAL #33-24 WELL:                       25.000000%
                                                                           Sid R. Bass, Inc.
                                        Perry R. Bass, Inc.                        18.750000%
                                                 .02125000                 Lee M. Bass, Inc.
                                        Sid R. Bass, Inc.                          18.750000%
                                                 .01593750                 Keystone, Inc.
                                        Lee M. Bass, Inc.                          18.750000%
                                                 .01593750                 Thru Line Inc.
                                        Keystone, Inc.                             18.750000%
                                                 .01593750
                                        Thru Line Inc.
                                                 .01593750
                                                  ------
                                        AFTER PAYOUT OF 1-H BASS
                                        FEDERAL #33-24 WELL:

                                        Perry R. Bass, Inc.
                                                 .03875000
                                        Sid R. Bass, Inc.
                                                 .02906250
                                        Lee M. Bass, Inc.
                                                 .02906250


NON-UNITIZED, PRODUCING                      EXHIBIT A-7         Page 23 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                      EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
---------------------------------------------------------------------------------------------------------------
            FEDERAL LANDS (CONT'D)






N/A    TOWNSHIP 48 NORTH, RANGE 92 WEST                                         W-83731             U.S.A
       Section 24: NE/4NW/4, W/2W/2                             200.00            HBP                All
       (Other lands in lease fall in Treasure                             Bass Lease 35173
       Prospect)

       Subject to C.A. WYW-112025 for Phosphoria
       Formation covering All of Section 24-48N-92W.













N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                        W-44461              U.S.A.
       Section 18: SE/4NE/4, NW/4SE/4,                          160.00            HBP                All
       S/2SE/4                                                            Bass Lease 38791




TRACT  LESSEE OF RECORD                OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
-----------------------------------------------------------------------------------------------


                                        Keystone, Inc.
                                                 .02906250
                                        Thru Line Inc.
                                                 .02906250
                                                  ******
N/A       Perry R. Bass, Inc.           Mary B. Sprinkle                   AS TO ALL DEPTHS EXCEPT THE
               25.000000%                        .06250000                 PHOSPHORIA FORMATION (9,680
          Sid R. Bass, Inc.             Union Oil Company of Calif.        FEET TO 9,976 FEET):
               18.750000%                        .02250000
          Lee M. Bass, Inc.                       ------                   Perry R. Bass, Inc.
               18.750000%               AFTER PAYOUT OF 1-H BASS                   25.000000%
          Keystone, Inc.                FEDERAL #33-24 WELL AS TO          Sid R. Bass, Inc.
               18.750000%               PHOSPHORIA FORMATION:                      18.750000%
          Thru Line Inc.                                                   Lee M. Bass, Inc.
               18.750000%               Perry R. Bass, Inc.                        18.750000%
                                                 .01750000                 Keystone, Inc.
                                        Sid R. Bass, Inc.                          18.750000%
                                                 .01312500                 Thru Line Inc.
                                        Lee M. Bass,Inc.                           18.750000%
                                                 .01312500
                                        Keystone, Inc.
                                                 .01312500
                                        Thru Line, Inc.
                                                 .01312500
                                                  ******
N/A      -------------------            Brent Exploration Co.              FROM SURFACE DOWN TO 10,590
                                                 .02000000                 FEET:
                ******
                                                                           Perry R. Bass, Inc.
                                                                                   2.500000%
                                                                           Sid R. Bass, Inc.
                                                                                   1.875000%


NON-UNITIZED, PRODUCING                       EXHIBIT A-7        Page 24 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                        EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
-----------------------------------------------------------------------------------------------------------------

       FEDERAL LANDS (CONT'D)









N/A    TOWNSHIP 47 NORTH, RANGE 90 WEST                                         W-45482             U.S.A.
       Section 29: NE/4SW/4                                      40.00            HBP                All
                                                                          Bass Lease 38849








N/A    TOWNSHIP 46 NORTH, RANGE 92 WEST                                         W-71852             U.S.A.
       Section 11: E/2NW/4, SW/4NW/4,                           200.00            HBP                All
                   W/2SW/4                                                Bass Lease 40725






TRACT LESSEE OF RECORD                OVERRIDING ROYALTY                 WORKING INTEREST
 NO.    & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
----------------------------------------------------------------------------------------------




                                                                          Lee M. Bass, Inc.
                                                                                  1.875000%
                                                                          Keystone, Inc.
                                                                                  1.875000%
                                                                          Thru Line Inc.
                                                                                  1.875000%
                                                                                   ******
N/A             ------                 Perry R. Bass, Inc.                         ------
                                                .00125000
                                       Sid R. Bass, Inc.
                                                .00093750
                                       Lee M. Bass, Inc.
                                                .00093750
                                       Keystone, Inc.
                                                .00093750
                                       Thru Line Inc.
                                                .00093750
                                                 ******
N/A      Herbaly Petroleum Corp.       Herbaly Petroleum Corp.            Perry R. Bass, Inc.
              100.000000%                       .03000000                         25.000000%
                                                                          Sid R. Bass, Inc.
                                                                                  18.750000%
                                                                          Lee M. Bass, Inc.
                                                                                  18.750000%
                                                                          Keystone, Inc.
                                                                                  18.750000%
                                                                          Thru Line Inc.
                                                                                  18.750000%


NON-UNITIZED, PRODUCING                      EXHIBIT A-7         Page 25 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                       EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
----------------------------------------------------------------------------------------------------------------

        STATE LANDS


N/A    TOWNSHIP 47 NORTH, RANGE 91 WEST                                         70-5767            State of
       Section 36: S/2NW/4, SW/4                                240.00            HBP              Wyoming
       (Other lands in lease fall in Cotton-                               Bass Leases 21328        100%
       wood Creek Field Extension                                              and 38853
       (Phosphoria) Unit)






N/A    TOWNSHIP 47 NORTH, RANGE 92 WEST                                         66-4412            State of
       Section 36: N/2, E/2SW/4, SE/4                           560.00            HBP              Wyoming
                                                                           Bass Leases 31114        100%
                                                                               and 41143
















TRACT  LESSEE OF RECORD              OVERRIDING ROYALTY                 WORKING INTEREST
 NO.     & PERCENTAGE                  & DECIMAL INTEREST                   & PERCENTAGE
-----------------------------------------------------------------------------------------------




N/A       D. W. Genpar, Inc.            Key Production Co.,Inc.            D. W. Genpar, Inc.
               25.000000%                        .05750000                         25.000000%
          Sid R. Bass, Inc.             Donald & Dorothy M. Vail           Sid R. Bass, Inc.
               18.750000%                        .00500000                         18.750000%
          Lee M. Bass, Inc.                                                Lee M. Bass, Inc.
               18.750000%                                                          18.750000%
          Keystone, Inc.                                                   Keystone, Inc.
               18.750000%                                                          18.750000%
          Thru Line Inc.                                                   Thru Line Inc.
               18.750000%                                                          18.750000%
                ******                                                              ******
N/A       Worland Associates            Estate of Raymond Chorney,         AS TO N/2 BELOW BASE OF
               50.000000%               deceased  .02500000                PHOSPHORIA FORMATION AND AS
                                        John J. Pedry                      TO ALL DEPTHS IN REMAINING LANDS:
                                                 .02000000
                                        Arden R. Boland                    Worland Associates
                                                 .00500000                         50.000000%
                                                                                    ------
                                        AS TO N/2 FROM SURFACE DOWN        AS TO NE/4 FROM SURFACE TO
                                        TO BASE OF PHOSPHORIA FORMA-       10,903 FEET:
                                        TION (10,903 FEET):
                                                                           Bass Enterprises Production Co.
                                        Worland Associates                         26.666640% *
                                                 .03750000                 (Assignments Pending.)
                                                                                    ------
                                        * This interest also burdened      AS TO NW/4:
                                          with 26.66664/76.625 of:
                                          8/11 x 1/3 x 50% x 7.5% -        Bass Enterprises Production Co.
                                          Worland Associates (part of              22.736810% **
                                          3.75% above)                     (Assignments Pending.)
                                          8/11 x 1/3 x 25% x 12.5% - The


NON-UNITIZED, PRODUCING                       EXHIBIT A-7        Page 26 of 26
WASHAKIE COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                       EFFECTIVE JANUARY 1, 1998

TRACT                                                            NO.                           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                                      ACRES       SERIAL NUMBER      & PERCENTAGE
----------------------------------------------------------------------------------------------------------------

       STATE LANDS (CONT'D)













N/A    TOWNSHIP 48 NORTH, RANGE 92 WEST                                       74-17879            State of
       Section 36: All                                          640.00            HBP              Wyoming
                                                                          Bass Lease 39639          100%








TRACT   LESSEE OF RECORD                OVERRIDING ROYALTY                      WORKING INTEREST
 NO.      & PERCENTAGE                  & DECIMAL INTEREST                        & PERCENTAGE
------------------------------------------------------------------------------------------------


                                         Prudential Group, Inc.
                                         .496875% - W. R. Grace
                                         **This interest also burdened with
                                           22.73681/25 of:
                                           Surface to 10,903 feet:
                                           1/2 x 3.125% - The Prudential
                                           Group, Inc.
                                           1/2 x 3.75% - Worland Associates
                                           (part of 3.75% above)
                                           7.5% x 7.5% - W. R. Grace
                                           Below 10,903;
                                           3.125% - The Prudential Group, Inc.
                                                    ******
N/A        D. W. Genpar, Inc.            Donald C. Grotjan                      D. W. Genpar, Inc.
                25.000000%                        .03000000                           25.000000%
           Sid R. Bass, Inc.                                                    Sid R. Bass, Inc.
                18.750000%                                                            18.750000%
           Lee M. Bass, Inc.                                                    Lee M. Bass, Inc.
                18.750000%                                                            18.750000%
           Keystone, Inc.                                                       Keystone, Inc.
                18.750000%                                                            18.750000%
           Thru Line Inc.                                                       Thru Line Inc.
                18.750000%                                                            18.750000%

                                                                    Page 1 of 1

NON-UNITIZED, NON-PRODUCING                          EXHIBIT A-8
BIG HORN COUNTY, WYOMING          PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                               EFFECTIVE JANUARY 1, 1998



TRACT                                       NO.        SERIAL NO. &   ROYALTY OWNER
 NO.    DESCRIPTION OF LAND                ACRES     EXPIRATION DATE  & PERCENTAGE
------------------------------------------------------------------------------------
               FEDERAL LANDS

N/A  TOWNSHIP 51 NORTH, RANGE 92 WEST                  WYW-141305         U.S.A
     Section 31: E/2NE/4, SE/4             553.77       03/31/2007           All
     Section 32: E/2NE/4, W/2SE/4                   Bass Lease 40901
     Section 33: Lots 4 and 5, W/2SW/4







TRACT   LESSEE OF RECORD         OVERRIDING ROYALTY           WORKING INTEREST
 NO.      & PERCENTAGE           & DECIMAL INTEREST             & PERCENTAGE
-----------------------------------------------------------------------------------


N/A  Perry R. Bass, Inc.               None                   Perry R. Bass, Inc.
                   25.00%                                                  25.00%
     Sid R. Bass, Inc.                                        Sid R. Bass, Inc.
                   18.75%                                                  18.75%
     Lee M. Bass, Inc.                                        Lee M. Bass, Inc.
                   18.75%                                                  18.75%
     Keystone, Inc.                                           Keystone, Inc.
                   18.75%                                                  18.75%
     Thru Line Inc.                                           Thru Line Inc.
                   18.75%                                                  18.75%

                                                                    Page 1 of 4

NON-UNITIZED, NON-PRODUCING                         EXHIBIT A-9
WASHAKIE COUNTY, WYOMING         PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                              EFFECTIVE JANUARY 1, 1998



TRACT                                       NO.        SERIAL NO. &   ROYALTY OWNER
 NO.    DESCRIPTION OF LAND                ACRES     EXPIRATION DATE  & PERCENTAGE
-----------------------------------------------------------------------------------
          FEDERAL LANDS (CONT'D)

N/A  TOWNSHIP 47 NORTH, RANGE 90 WEST                  WYW-132963         U.S.A.
     Section 20: NE/4                     160.00       07/31/2004          All
                                                    Bass Lease 39402









N/A  TOWNSHIP 46 NORTH, RANGE 91 WEST                  WYW-133662         U.S.A.
     Section 1: N/2SE/4                    80.00       09/30/2004          All
                                                    Bass Lease 39435









N/A  TOWNSHIP 47 NORTH, RANGE 92 WEST                  WYW-141293         U.S.A
     Section 14: SW/4                     160.00       03/31/2007          All
                                                    Bass Lease 40900







TRACT   LESSEE OF RECORD         OVERRIDING ROYALTY           WORKING INTEREST
 NO.      & PERCENTAGE           & DECIMAL INTEREST             & PERCENTAGE
-----------------------------------------------------------------------------------


N/A  Perry R. Bass, Inc.         None                         Perry R. Bass, Inc.
                   25.00%                                                  25.00%
     Sid R. Bass, Inc.                                        Sid R. Bass, Inc.
                   18.75%                                                  18.75%
     Lee M. Bass, Inc.                                        Lee M. Bass, Inc.
                   18.75%                                                  18.75%
     Keystone, Inc.                                           Keystone, Inc.
                   18.75%                                                  18.75%
     Thru Line Inc.                                           Thru Line Inc.
                   18.75%                                                  18.75%
              ******                                                   ******

N/A  Perry R. Bass, Inc.         None                         Perry R. Bass, Inc.
                   25.00%                                                  25.00%
     Sid R. Bass, Inc.                                        Sid R. Bass, Inc.
                   18.75%                                                  18.75%
     Lee M. Bass, Inc.                                        Lee M. Bass, Inc.
                   18.75%                                                  18.75%
     Keystone, Inc.                                           Keystone, Inc.
                   18.75%                                                  18.75%
     Thru Line Inc.                                           Thru Line Inc.
                   18.75%                                                  18.75%
              ******                                                   ******

N/A  Perry R. Bass, Inc.         None                         Perry R. Bass, Inc.
                   25.00%                                                  25.00%
     Sid R. Bass, Inc.                                        Sid R. Bass, Inc.
                   18.75%                                                  18.75%
     Lee M. Bass, Inc.                                        Lee M. Bass, Inc.
                   18.75%                                                  18.75%
     Keystone, Inc.                                           Keystone, Inc.
                   18.75%                                                  18.75%
     Thru Line Inc.                                           Thru Line Inc.
                   18.75%                                                  18.75%


                                                                     Page 2 of 4

NON-UNITIZED, NON-PRODUCING                         EXHIBIT A-9
WASHAKIE COUNTY, WYOMING         PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                              EFFECTIVE JANUARY 1, 1998



TRACT                                         NO.        SERIAL NO. &           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND                  ACRES     EXPIRATION DATE          & PERCENTAGE
-----------------------------------------------------------------------------------------------------
          FEE LANDS

N/A  TOWNSHIP 47 NORTH, RANGE 92 WEST                    06/16/2000 *          Templin Farms Inc.
     Section 29: SW/4                       160.00    Bass Lease 41235              12.50%
     Recorded in Micro Book 74, Page 2181









N/A  TOWNSHIP 47 NORTH, RANGE 92 WEST                   06/17/2000 *      Geraldine M. Burton, et vir
     Section 32: W/2SW/4                     80.00     Bass Lease 41236A            12.50%
     Recorded in Micro Book 74, Page 2179









N/A  TOWNSHIP 47 NORTH, RANGE 92 WEST                    07/12/2000 *         Dale A. Black, et ux
     Section 32: W/2SW/4                    (80.00)   Bass Lease 41236B              12.50%
     Recorded in Micro Book 75, Page 420





                                         * Option to extend for two (2) years.

TRACT  LESSEE OF RECORD          OVERRIDING ROYALTY          WORKING INTEREST
 NO.    & PERCENTAGE             & DECIMAL INTEREST            & PERCENTAGE
---------------------------------------------------------------------------------


N/A   Perry R. Bass, Trustee           None               Perry R. Bass, Trustee
                      25.00%                                             25.00%
      Sid R. Bass, Inc.                                   Sid R. Bass, Inc.
                      18.75%                                             18.75%
      Lee M. Bass, Inc.                                   Lee M. Bass, Inc.
                      18.75%                                             18.75%
      Keystone, Inc.                                      Keystone, Inc.
                      18.75%                                             18.75%
      Thru Line Inc.                                      Thru Line Inc.
                      18.75%                                             18.75%
               ******                                              ******

N/A   Perry P. Bass, Trustee    None                      Perry R. Bass, Trustee
                      25.00%                                             25.00%
      Sid R. Bass, Inc.                                   Sid R. Bass, Inc.
                      18.75%                                             18.75%
      Lee M. Bass, Inc.                                   Lee M. Bass, Inc.
                      18.75%                                             18.75%
      Keystone, Inc.                                      Keystone, Inc.
                      18.75%                                             18.75%
      Thru Line Inc.                                      Thru Line Inc.
                      18.75%                                             18.75%
               ******                                              ******

N/A   Perry R. Bass, Trustee    None                      Perry R. Bass, Trustee
                      25.00%                                             25.00%
      Sid R. Bass, Inc.                                   Sid R. Bass, Inc.
                      18.75%                                             18.75%
      Lee M. Bass, Inc.                                   Lee M. Bass, Inc.
                      18.75%                                             18.75%
      Keystone, Inc.                                      Keystone, Inc.
                      18.75%                                             18.75%
      Thru Line Inc.                                      Thru Line Inc.
                      18.75%                                             18.75%


                                                                    Page 3 of 4

NON-UNITIZED, NON-PRODUCING                         EXHIBIT A-9
WASHAKIE COUNTY, WYOMING         PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                              EFFECTIVE JANUARY 1, 1998



TRACT                                         NO.        SERIAL NO. &           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND                  ACRES     EXPIRATION DATE          & PERCENTAGE
-----------------------------------------------------------------------------------------------------
          FEE LANDS (CONT'D)

N/A  TOWNSHIP 47 NORTH  RANGE 92 WEST                     07/03/2000*       Charles W. Kraft, et ux
     Section 32: W/2NW/4, NE/4NW/4          120.00     Bass Lease 41406A            12.50%
     Recorded in Micro Book 75, Page 1655









N/A  TOWNSHIP 47 NORTH, RANGE 92 WEST                    07/03/2000*        Jerry L. Hastings, et ux
     Section 32: W/2NW/4, NE/4NW/4         (120.00)   Bass Lease 41406B              12.50%
     Recorded in Micro Book 75, Page 1653









N/A  TOWNSHIP 47 NORTH, RANGE 92 WEST                     07/03/2000*       The J. Donald & Marjorie
     Section 32: W/2NW/4, NE/4NW/4         (120.00)   Bass Lease 41406C          H. Colby Trust
     Recorded in Micro Book 75, Page 1651                                           12.50%





                                                  * Option to extend for two (2) years.

TRACT  LESSEE OF RECORD          OVERRIDING ROYALTY          WORKING INTEREST
 NO.    & PERCENTAGE             & DECIMAL INTEREST            & PERCENTAGE
---------------------------------------------------------------------------------


N/A   Perry R. Bass, Trustee            None              Perry R. Bass, Trustee
                      25.00%                                             25.00%
      Sid R. Bass, Inc.                                   Sid R. Bass, Inc.
                      18.75%                                             18.75%
      Lee M. Bass, Inc.                                   Lee M. Bass, Inc.
                      18.75%                                             18.75%
      Keystone, Inc.                                      Keystone, Inc.
                      18.75%                                             18.75%
      Thru Line Inc.                                      Thru Line Inc.
                      18.75%                                             18.75%
               ******                                              ******

N/A   Perry R. Bass, Trustee            None              Perry R. Bass, Trustee
                      25.00%                                             25.00%
      Sid R. Bass, Inc.                                   Sid R. Bass, Inc.
                      18.75%                                             18.75%
      Lee M. Bass, Inc.                                   Lee M. Bass, Inc.
                      18.75%                                             18.75%
      Keystone, Inc.                                      Keystone, Inc.
                      18.75%                                             18.75%
      Thru Line Inc.                                      Thru Line Inc.
                      18.75%                                             18.75%
               ******                                              ******

N/A   Perry R. Bass, Trustee            None              Perry R. Bass, Trustee
                      25.00%                                             25.00%
      Sid R. Bass, Inc.                                   Sid R. Bass, Inc.
                      18.75%                                             18.75%
      Lee M. Bass, Inc.                                   Lee M. Bass, Inc.
                      18.75%                                             18.75%
      Keystone, Inc.                                      Keystone, Inc.
                      18.75%                                             18.75%
      Thru Line Inc.                                      Thru Line Inc.
                      18.75%                                             18.75%

                                                                    Page 4 of 4

NON-UNITIZED, NON-PRODUCING                         EXHIBIT A-9
WASHAKIE COUNTY, WYOMING         PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                              EFFECTIVE JANUARY 1, 1998



TRACT                                         NO.        SERIAL NO. &           ROYALTY OWNER
 NO.    DESCRIPTION OF LAND                  ACRES     EXPIRATION DATE          & PERCENTAGE
-----------------------------------------------------------------------------------------------------
          FEE LANDS (CONT'D)

N/A  TOWNSHIP 47 NORTH, RANGE 92 WEST                     07/03/2000*      Wesley W. Hastings, et ux
     Section 32: W/2NW/4, NE/4NW/4         (120.00)   Bass Lease 41406D              12.50%
     Recorded in Micro Book 75, Page 1943









N/A  TOWNSHIP 47 NORTH, RANGE 92 WEST                      07/03/2000*       Roger D. Hastings, et ux
     Section 32: W/2NW/4, NE/4NW/4         (120.00)   Bass Lease 41406E              12.50%
     Recorded in Micro Book 75, Page 1945








                                                  * Option to extend for two (2) years.

TRACT  LESSEE OF RECORD          OVERRIDING ROYALTY          WORKING INTEREST
 NO.    & PERCENTAGE             & DECIMAL INTEREST            & PERCENTAGE
---------------------------------------------------------------------------------


N/A   Perry R. Bass, Trustee            None              Perry R. Bass, Trustee
                      25.00%                                             25.00%
      Sid R. Bass, Inc.                                   Sid R. Bass, Inc.
                      18.75%                                             18.75%
      Lee M. Bass, Inc.                                   Lee M. Bass, Inc.
                      18.75%                                             18.75%
      Keystone, Inc.                                      Keystone, Inc.
                      18.75%                                             18.75%
      Thru Line Inc.                                      Thru Line Inc.
                      18.75%                                             18.75%
               ******                                              ******

N/A   Perry R. Bass, Trustee            None              Perry R. Bass, Trustee
                      25.00%                                             25.00%
      Sid R. Bass, Inc.                                   Sid R. Bass, Inc.
                      18.75%                                             18.75%
      Lee M. Bass, Inc.                                   Lee M. Bass, Inc.
                      18.75%                                             18.75%
      Keystone, Inc.                                      Keystone, Inc.
                      18.75%                                             18.75%
      Thru Line Inc.                                      Thru Line Inc.
                      18.75%                                             18.75%


                                                                    Page 1 of 2

EAST LAMB PROSPECT                            EXHIBIT A-10
BIG HORN COUNTY, WYOMING   PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                       EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.        SERIAL NUMBER           ROYALTY OWNER
 NO.   DESCRIPTION OF LAND                  ACRES     & EXPIRATION DATE         & PERCENTAGE
----------------------------------------------------------------------------------------------------
          FEDERAL LANDS

N/A  TOWNSHIP 51 NORTH, RANGE 92 WEST                    WYW-142156                  U.S.A.
     Section 4:  S/2N/2, S/2              1,425.98       07/31/2007                   All
     Section 9:  Lots 1-3                             Bass Lease 41150
     Section 11: Tract 61B
     Section 14: Tract 61B, 61C, 61D,
                 61E, 61F, 61G, 61H, 61I
     Section 15: Lot 4, N/2, Tract 55A,
                 55B, 55C, 61I, 61J
     Section 16: Tract 55C



N/A  TOWNSHIP 52 NORTH, RANGE 92 WEST                    WYW-142158                  U.S.A
     Section 26: SW/4                     1,674.72       07/31/2007                   All
     Section 27: All                                  Bass Lease 41151
     Section 34: Lots 1-3, N/2NE/4,
                 SW/4NE/4, W/2, Tract
                 38C, 38D, 65C, 65D
     Section 35: Lots 1-4, Tract 38A,
                 38B, 38C, 64A, 65A,
                 65B, 65C




N/A  TOWNSHIP 52 NORTH, RANGE 92 WEST                    WYW-140640                  U.S.A
     Section 34: SE/4NE/4                    76.07       01/31/2007                   All
     Section 35: Lot 5                                Bass Lease 41237




TRACT       LESSEE OF RECORD            OVERRIDING ROYALTY        WORKING INTEREST
 NO.          & PERCENTAGE              & DECIMAL INTEREST         & PERCENTAGE
---------------------------------------------------------------------------------------


N/A          Perry R. Bass, Inc.               None              Perry R. Bass, Inc.
                             25.00%                                             25.00%
             Sid R. Bass, Inc.                                   Sid R. Bass, Inc.
                             18.75%                                             18.75%
             Lee M. Bass, Inc.                                   Lee M. Bass, Inc.
                             18.75%                                             18.75%
             Keystone, Inc.                                      Keystone, Inc.
                             18.75%                                             18.75%
             Thru Line Inc.                                      Thru Line Inc.
                             18.75%                                             18.75%
                     ******                                             ******

N/A          Perry R. Bass, Inc.               None              Perry R. Bass, Inc.
                             25.00%                                             25.00%
             Sid R. Bass, Inc.                                   Sid R. Bass, Inc.
                             18.75%                                             18.75%
             Lee M. Bass, Inc.                                   Lee M. Bass, Inc.
                             18.75%                                             18.75%
             Keystone, Inc.                                      Keystone, Inc.
                             18.75%                                             18.75%
             Thru Line Inc.                                      Thru Line Inc.
                             18.75%                                             18.75%
                     ******                                              ******

N/A          Perry R. Bass, Inc.       F. S. DiGrappa            Perry R. Bass, Inc.
                             25.00%                    .015000                  25.00%
             Sid R. Bass, Inc.         Thomas L. DiGrappa        Sid R. Bass, Inc.
                             18.75%                    .015000                  18.75%
             Lee M. Bass, Inc.         Richard D. Robertson      Lee M. Bass, Inc.
                             18.75%                    .010000                  18.75%



EAST LAMB PROSPECT                                  EXHIBIT A-10
BIG HORN COUNTY, WYOMING         PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                             EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.          SERIAL NO.            ROYALTY OWNER
 NO.          DESCRIPTION OF LAND           ACRES     & EXPIRATION DATE         & PERCENTAGE
----------------------------------------------------------------------------------------------------
          FEDERAL LANDS (CONT'D)







N/A  TOWNSHIP 51 NORTH, RANGE 92 WEST                    WYW-141297                  U.S.A
     Section 4: Lots 5, 6, 7, 8           1,697.92       03/31/2007                   All
     Section 6: Lots 8-21, S/2NE/4, SE/4              Bass Lease 41238
     Section 7: Lots 5-11, Lot 16, E/2,
                E/2 of Lots 12 and 15







N/A  TOWNSHIP 51 NORTH, RANGE 92 WEST                    WYW-141298                  U.S.A
     Section 8: Lots 1 and 2, N/2, SW/4,  1,116.05       03/31/2007                   All
                N/2SE/4                               Bass Lease 41239
     Section 9: N/2, N/25/2






TRACT  LESSEE OF RECORD           OVERRIDING ROYALTY        WORKING INTEREST
 NO.     & PERCENTAGE             & DECIMAL INTEREST         & PERCENTAGE
---------------------------------------------------------------------------------


       Keystone, Inc.                                      Keystone, Inc.
                       18.75%                                             18.75%
       Thru Line Inc.                                      Thru Line Inc.
                       18.75%                                             18.75%
               ******                                              ******

N/A    Perry R. Bass, Inc.       F. S. DiGrappa            Perry R. Bass, Inc.
                       25.00%                    .015000                  25.00%
       Sid R. Bass, Inc.         Thomas L. DiGrappa        Sid R. Bass, Inc.
                       18.75%                    .015000                  18.75%
       Lee M. Bass, Inc.         Richard D. Robertson      Lee M. Bass, Inc.
                       18.75%                    .010000                  18.75%
       Keystone, Inc.                                      Keystone, Inc.
                       18.75%                                             18.75%
       Thru Line Inc.                                      Thru Line Inc.
                       18.75%                                             18.75%
               ******                                              ******

N/A    Perry R. Bass, Inc.       F. S. DiGrappa            Perry R. Bass, Inc.
                       25.00%                    .015000                  25.00%
       Sid R. Bass, Inc.         Thomas L. DiGrappa        Sid R. Bass, Inc.
                       18.75%                    .015000                  18.75%
       Lee M. Bass, Inc.         Richard D. Robertson      Lee M. Bass, Inc.
                       18.75%                    .010000                  18.75%
       Keystone, Inc.                                      Keystone, Inc.
                       18.75%                                             18.75%
       Thru Line Inc.                                      Thru Line Inc.
                       18.75%                                             18.75%

                                                                    Page 1 of 2

HONEYCOMB PROSPECT                                EXHIBIT A-11
WASHAKIE COUNTY, WYOMING      PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                           EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.        SERIAL NUMBER           ROYALTY OWNER
 NO.          DESCRIPTION OF LAND           ACRES     & EXPIRATION DATE         & PERCENTAGE
----------------------------------------------------------------------------------------------------
          FEDERAL LANDS

N/A  TOWNSHIP 46 NORTH, RANGE 90 WEST                    WYW-140294                  U.S.A.
     Section 3: S/2                       1,360.00       11/30/2006                   All
     Section 9: All                                   Bass Lease 40785
     Section 10: W/2, W/2NE/4








N/A  TOWNSHIP 46 NORTH, RANGE 90 WEST                    WYW-140295                  U.S.A
     Section 4: Lots 5-16, S/2N/2, S/2    1,179.16       11/30/2006                   All
     Section 5: Lots 5, 6, 11-14, S/2NE/4             Bass Lease 40786









N/A  TOWNSHIP 46 NORTH, RANGE 90 WEST                    WYW-140296                  U.S.A
     Section 5: S/2                       1,185.10       11/30/2006                   All
     Section 6: Lot 22, SE/4SW/4, S/2SE/4             Bass Lease 40787
     Section 7: N/2NE/4, SE/4NE/4
     Section 8: Lots 2-4, N/2S/2, N/2


TRACT   LESSEE OF RECORD           OVERRIDING ROYALTY        WORKING INTEREST
 NO.     & PERCENTAGE             & DECIMAL INTEREST         & PERCENTAGE
----------------------------------------------------------------------------------


N/A     Perry R. Bass, Inc.             None                Perry R. Bass, Inc.
                        25.00%                                             25.00%
        Sid R. Bass, Inc.                                   Sid R. Bass, Inc.
                        18.75%                                             18.75%
        Lee M. Bass, Inc.                                   Lee M. Bass, Inc.
                        18.75%                                             18.75%
        Keystone, Inc.                                      Keystone, Inc.
                        18.75%                                             18.75%
        Thru Line Inc.                                      Thru Line Inc.
                        18.75%                                             18.75%
                ******                                              ******

N/A     Perry R. Bass, Inc.             None                Perry R. Bass, Inc.
                        25.00%                                             25.00%
        Sid R. Bass, Inc.                                   Sid R. Bass, Inc.
                        18.75%                                             18.75%
        Lee M. Bass, Inc.                                   Lee M. Bass, Inc.
                        18.75%                                             18.75%
        Keystone, Inc.                                      Keystone, Inc.
                        18.75%                                             18.75%
        Thru Line Inc.                                      Thru Line Inc.
                        18.75%                                             18.75%
                ******                                              ******

N/A     Perry R. Bass, Inc.             None                Perry R. Bass, Inc.
                        25.00%                                             25.00%
        Sid R. Bass, Inc.                                   Sid R. Bass, Inc.
                        18.75%                                             18.75%
        Lee M. Bass, Inc.                                   Lee M. Bass, Inc.
                        18.75%                                             18.75%


                                                                    Page 2 of 2

HONEYCOMB PROSPECT                                      EXHIBIT A-11
WASHAKIE COUNTY, WYOMING            PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                                 EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.          SERIAL NO.            ROYALTY OWNER
 NO.          DESCRIPTION OF LAND           ACRES     & EXPIRATION DATE         & PERCENTAGE
----------------------------------------------------------------------------------------------------

          FEDERAL LANDS (CONT'D)







              STATE LANDS

N/A  TOWNSHIP 46 NORTH, RANGE 90 WEST                St. of Wy-96-00430            St. of WY
     Tract 40 (Formerly All of Section 16)  640.00       12/01/2001                   All
                                                      Bass Lease 40777







TRACT     LESSEE OF RECORD            OVERRIDING ROYALTY        WORKING INTEREST
 NO.        & PERCENTAGE              & DECIMAL INTEREST         & PERCENTAGE
-------------------------------------------------------------------------------------



           Keystone, Inc.                                      Keystone, Inc.
                           18.75%                                             18.75%
           Thru Line Inc.                                      Thru Line Inc.
                           18.75%                                             18.75%
                   ******                                              ******



N/A        Perry R. Bass, Trustee            None              Perry R. Bass, Trustee
                           25.00%                                             25.00%
           Sid R. Bass, Inc.                                   Sid R. Bass, Inc.
                           18.75%                                             18.75%
           Lee M. Bass, Inc.                                   Lee M. Bass, Inc.
                           18.75%                                             18.75%
           Keystone, Inc.                                      Keystone, Inc.
                           18.75%                                             18.75%
           Thru Line Inc.                                      Thru Line Inc.
                           18.75%                                             18.75%



                                                                    Page 1 of 2

MARCONI PROSPECT                                EXHIBIT A-12
WASHAKIE COUNTY, WYOMING       PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                           EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.          SERIAL NO.            ROYALTY OWNER
 NO.          DESCRIPTION OF LAND           ACRES     & EXPIRATION DATE         & PERCENTAGE
----------------------------------------------------------------------------------------------------
          FEDERAL LANDS



N/A  TOWNSHIP 46 NORTH, RANGE 91 WEST                      B-039524                  U.S.A.
     Section 4: Lots 5-16, S/2N/2 S/2     1,209.08            HBP                     All
                                                        Bass Leases 31100,
     TOWNSHIP 47 NORTH, RANGE 91 WEST                    31529, and 34084
     Section 33: S/2
     (Other lands in lease fall in Non-Unitized,
     Producing)




















TRACT    LESSEE OF RECORD            OVERRIDING ROYALTY          WORKING INTEREST
 NO.       & PERCENTAGE              & DECIMAL INTEREST           & PERCENTAGE
----------------------------------------------------------------------------------------------

                                                                 AS TO SECTION 4: LOTS 11-16,
                                       AS TO ALL LANDS:                S/2N/2, S/2

N/A       Perry R. Bass, Inc.       Worland Associates           Perry R. Bass, Inc.
                          25.00%                    .019724                     25.000%
          Sid R. Bass, Inc.         Cottonwood Properties        Sid R. Bass, Inc.
                          18.75%                    .010000                     18.750%
          Lee M. Bass, Inc.         Guy R. Campbell              Lee M. Bass, Inc.
                          18.75%                    .005000                     18.750%
          Keystone, Inc.            Guy R. Campbell, Jr. & Co.   Keystone, Inc.
                          18.75%                    .005000                     18.750%
          Thru Line Inc.            K&B Company                  Thru Line Inc.
                          18.75%                    .005000                     18.750%
                                    Wheatley Oil Co.                   ------
                                                    .005000         REMAINING LANDS:
                                    Anna Stack
                                                    .000276      Worland Associates
                                          ------                            50.00% *

                                                                 Perry R. Bass, Inc.
                                                                                12.500%
                                    * BURDENS ONLY WORLAND'S     Sid R. Bass, Inc.
                                    INTEREST: Worland Associates                 9.375%
                                    .03125  NOTE: Historically,  Lee M. Bass, Inc.
                                    ORI has not merged into WI.                  9.375%
                                                                 Keystone, Inc.
                                                                                 9.375%
                                                                 Thru Line Inc.
                                                                                 9.375%

                                                                    Page 2 of 2

MARCONI PROSPECT                                 EXHIBIT A-12
WASHAKIE COUNTY, WYOMING       PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                            EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.          SERIAL NO.            ROYALTY OWNER
 NO.          DESCRIPTION OF LAND           ACRES     & EXPIRATION DATE         & PERCENTAGE
----------------------------------------------------------------------------------------------------
          FEDERAL LANDS (CONT'D)

N/A  TOWNSHIP 46 NORTH, RANGE 91 WEST                     W-088064                  U.S.A.
     Section 5: Lots 5, 6, 11, 12, 13, and  284.37           HBP                     All
                14, S/2NE/4                           Bass Lease 34079
     (Other lands in lease fall in No Water
     Creek Unit.)






TRACT    LESSEE OF RECORD            OVERRIDING ROYALTY        WORKING INTEREST
 NO.       & PERCENTAGE              & DECIMAL INTEREST         & PERCENTAGE
----------------------------------------------------------------------------------------


N/A       Perry R. Bass, Inc.       Estate of Gordon Hurd,       Perry R. Bass, Inc.
                          25.00%    deceased       .030000                      25.000%
          Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                          18.75%                                                18.750%
          Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                          18.75%                                                18.750%
          Keystone, Inc.                                         Keystone, Inc.
                          18.75%                                                18.750%
          Thru Line Inc.                                         Thru Line Inc.
                          18.75%                                                18.750%

                                                                    Page 1 of 1

NW ZIMMERMAN PROSPECT                             EXHIBIT A-13
HOT SPRINGS COUNTY, WYOMING       PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                            EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.          SERIAL NO.            ROYALTY OWNER
 NO.          DESCRIPTION OF LAND           ACRES     & EXPIRATION DATE         & PERCENTAGE
-----------------------------------------------------------------------------------------------------
          FEDERAL LANDS


N/A  TOWNSHIP 44 NORTH, RANGE 94 WEST                    WYW-136569                  U.S.A.
     Section 1:  Lots 6, 7, W/2SE/4         885.22       06/30/2005                   All
     Section 12: Lots 4-6, 9, N/2NE/4, SE/4           Bass Lease 40885
     Section 13: E/2NE/4, NW/4, NW/4SW/4,
                 NE/4SE/4







N/A  TOWNSHIP 44 NORTH, RANGE 93 WEST                    WYW-136570                  U.S.A
     Section 5: SW/4                        2,057.74     06/30/2005                   All
     Section 6: Lots 5-7, S/2NE/4,                    Bass Lease 40886
                SE/4NW/4, E/2SW/4, SE/4
     Section 7: Lots 1-10, E/2SW/4, SE/4
     Section 8: Lots 3-6, S/2
     Section 18: Lots 1, 2, NE/4, E/2NW/4



TRACT         LESSEE OF RECORD            OVERRIDING ROYALTY         WORKING INTEREST
 NO.            & PERCENTAGE              & DECIMAL INTEREST           & PERCENTAGE
--------------------------------------------------------------------------------------------



N/A          Perry R. Bass, Inc.       The Wallway Revocable Trust  Perry R. Bass, Inc.
                             25.00%                    .030000                      25.00%
             Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                             18.75%                                                 18.75%
             Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                             18.75%                                                 18.75%
             Keystone, Inc.                                         Keystone, Inc.
                             18.75%                                                 18.75%
             Thru Line Inc.                                         Thru Line Inc.
                             18.75%                                                 18.75%
                     ******                                                 ******

N/A          Perry R. Bass, Inc.       The Wallway Revocable Trust  Perry R. Bass, Inc.
                             25.00%                    .030000                      25.00%
             Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                             18.75%                                                 18.75%
             Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                             18.75%                                                 18.75%
             Keystone, Inc.                                         Keystone, Inc.
                             18.75%                                                 18.75%
             Thru Line Inc.                                         Thru Line Inc.
                             18.75%                                                 18.75%


                                                                    Page 1 of 4

SOUTH FORK PROSPECT                                EXHIBIT A-14
WASHAKIE COUNTY, WYOMING         PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                            EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.        SERIAL NUMBER           ROYALTY OWNER
 NO.          DESCRIPTION OF LAND           ACRES     & EXPIRATION DATE         & PERCENTAGE
---------------------------------------------------------------------------------------------------

          FEDERAL LANDS

N/A  TOWNSHIP 46 NORTH, RANGE 92 WEST                    WYW-135712                  U.S.A.
     Section 3: N/2SW/4, SW/4SE/4           960.00       03/31/2005                    All
     Section 9: SW/4SE/4                              Bass Lease 39558
     Section 10: S/2N/2, S/2
     Section 15: W/2







N/A  TOWNSHIP 46 NORTH, RANGE 92 WEST                     W-132324                  U.S.A.
     Section 26: SE/4NE/4                    40.00       05/31/2004                   All
                                                      Bass Lease 40724









N/A  TOWNSHIP 46 NORTH, RANGE 92 WEST                    WYW-130172                  U.S.A
     Section 22: SE/4SE/4                   600.00       08/31/2003                   All
     Section 26: W/2NE/4, W/2, SE/4                   Bass Lease 40727




TRACT    LESSEE OF RECORD            OVERRIDING ROYALTY         WORKING INTEREST
 NO.       & PERCENTAGE              & DECIMAL INTEREST          & PERCENTAGE
----------------------------------------------------------------------------------------------



N/A       Perry R. Bass, Inc.       None                         Perry R. Bass, Inc.
                          25.00%                                                 25.00%
          Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                          18.75%                                                 18.75%
          Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                          18.75%                                                 18.75%
          Keystone, Inc.                                         Keystone, Inc.
                          18.75%                                                 18.75%
          Thru Line Inc.                                         Thru Line Inc.
                          18.75%                                                 18.75%
                  ******                                                 ******

N/A       Perry R. Bass, Inc.       Herbaly Petroleum Corp.      Perry R. Bass, Inc.
                          25.00%                    .030000                      25.00%
          Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                          18.75%                                                 18.75%
          Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                          18.75%                                                 18.75%
          Keystone, Inc.                                         Keystone, Inc.
                          18.75%                                                 18.75%
          Thru Line Inc.                                         Thru Line Inc.
                          18.75%                                                 18.75%
                  ******                                                 ******

N/A       Perry R. Bass, Inc.       Elmer L. Herbaly             Perry R. Bass, Inc.
                          25.00%                    .030000                      25.00%
          Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                          18.75%                                                 18.75%
          Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                          18.75%                                                 18.75%


                                                                    Page 2 of 4

SOUTH FORK PROSPECT                                EXHIBIT A-14
WASHAKIE COUNTY, WYOMING       PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                            EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.        SERIAL NUMBER           ROYALTY OWNER
 NO.          DESCRIPTION OF LAND           ACRES     & EXPIRATION DATE         & PERCENTAGE
----------------------------------------------------------------------------------------------------
          FEDERAL LANDS (CONT'D)






N/A  TOWNSHIP 45 NORTH, RANGE 91 WEST                    WYW-140321                  U.S.A
     Section 6: Lots 8-18; S/2NE/4,       1,635.01       11/30/2006                   All
                SE/4NW/4, E/2SW/4, SE/4               Bass Lease 40788
     Section 7: Lots 5-12, E/2W/2, E/2








N/A  TOWNSHIP 46 NORTH, RANGE 92 WEST                     WYW-115475                 U.S.A
     Section 25: NW/4SW/4, S/2SW/4          120.00        03/31/99                     All
                                                      Bass Lease 41149
     DRILLING COMMITMENT:
     A well must be drilled on or before
     August 1, 1998, or reassign lease to
     Hayes Oil & Gas Co.




N/A  TOWNSHIP 46 NORTH, RANGE 91 WEST                    WYW-142961                  U.S.A
     Section 18: Lot 7                      128.20       09/30/2007                   All
     Section 30: Lots 11 and 12                       Bass Lease 41317


TRACT      LESSEE OF RECORD             OVERRIDING ROYALTY         WORKING INTEREST
 NO.         & PERCENTAGE               & DECIMAL INTEREST          & PERCENTAGE
------------------------------------------------------------------------------------------------

            Keystone, Inc.                                         Keystone, Inc.
                            18.75%                                                 18.75%
            Thru Line Inc.                                         Thru Line Inc.
                            18.75%                                                 18.75%
                    ******                                                 ******

N/A         Perry R. Bass, Inc.              None                  Perry R. Bass, Inc.
                            25.00%                                                 25.00%
            Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                            18.75%                                                 18.75%
            Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                            18.75%                                                 18.75%
            Keystone, Inc.                                         Keystone, Inc.
                            18.75%                                                 18.75%
            Thru Line Inc.                                         Thru Line Inc.
                            18.75%                                                 18.75%
                    ******                                                 ******

N/A         Perry R. Bass, Inc.       Nilsen Energy                Perry R. Bass, Inc.
                            25.00%                     050000                      25.00%
            Sid R. Bass, Inc.         Hayes Oil & Gas Co.          Sid R. Bass, Inc.
                            18.75%                    .032500                      18.75%
            Lee M. Bass, Inc.         Rod Hayes et al              Lee M. Bass, Inc.
                            18.75%                    .012500                      18.75%
            Keystone, Inc.            Herbaly Petroleum Corp.      Keystone, Inc.
                            18.75%                    .005000                      18.75%
            Thru Line Inc.                                         Thru Line Inc.
                            18.75%                                                 18.75%
                    ******                                                 ******
N/A         Perry R. Bass, Inc.               None                 Perry R. Bass, Inc.
                            25.00%                                                 25.00%
            Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                            18.75%                                                 18.75%


                                                                    Page 3 of 4

SOUTH FORK PROSPECT                               EXHIBIT A-14
WASHAKIE COUNTY, WYOMING       PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                           EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.        SERIAL NUMBER           ROYALTY OWNER
 NO.          DESCRIPTION OF LAND           ACRES     & EXPIRATION DATE         & PERCENTAGE
----------------------------------------------------------------------------------------------------
          FEDERAL LANDS (CONT'D)








N/A  TOWNSHIP 46 NORTH, RANGE 92 WEST                    WYW-142982                  U.S.A
     Section 21: All                      1,920.02       09/30/2007                   All
     Section 22: N/2, SW/4, N/2SE/4,                  Bass Lease 41318
                 SW/4SE/4
     Section 23: SW/4NE/4, W/2NW/4,
                 SE/4NW/4, S/2
     Section 24: SW/4SW/4
     Section 25: Lot 3, SW/4NE/4,
                 NE/4NW/4
     Section 26: NE/4NE/4

            STATE LANDS

N/A  TOWNSHIP 46 NORTH, RANGE 92 WEST                St. of Wy-94-00059              ST WY
     Section 36: All                        640.00        04/02/99                     All
                                                      Bass Lease 40726







TRACT      LESSEE OF RECORD            OVERRIDING ROYALTY         WORKING INTEREST
 NO.         & PERCENTAGE              & DECIMAL INTEREST          & PERCENTAGE
------------------------------------------------------------------------------------------------

            Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                            18.75%                                                 18.75%
            Keystone, Inc.                                         Keystone, Inc.
                            18.75%                                                 18.75%
            Thru Line Inc.                                         Thru Line Inc.
                            18.75%                                                 18.75%
                    ******                                                 ******

N/A         Perry R. Bass, Inc.       AS TO SECTION 23 NW/4NW/4,   Perry R. Bass, Inc.
                            25.00%    S/2NW/4, SW/4NE/4, S/2                       25.00%
            Sid R. Bass, Inc.         SECTION 24: SW/SW/4          Sid R. Bass, Inc.
                            18.75%    SECTION 25: LOT 3, SW/4NE/4,                 18.75%
            Lee M. Bass, Inc.         NE/4NW/4                     Lee M. Bass, Inc.
                            18.75%    SECTION 26: NE/4NE/4                         18.75%
            Keystone, Inc.                                         Keystone, Inc.
                            18.75%    Herbaly Petroleum Corp.                      18.75%
            Thru Line Inc.                            .015000      Thru Line Inc.
                            18.75%                                                 18.75%



N/A         Perry R. Bass, Trustee    Herbaly Petroleum Corp.      Perry R. Bass, Trustee
                            25.00%                    .030000                      25.00%
            Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                            18.75%                                                 18.75%
            Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                            18.75%                                                 18.75%
            Keystone, Inc.                                         Keystone, Inc.
                            18.75%                                                 18.75%
            Thru Line Inc.                                         Thru Line Inc.
                            18.75%                                                 18.75%


                                                                    Page 4 of 4

SOUTH FORK PROSPECT                                EXHIBIT A-14
WASHAKIE COUNTY, WYOMING        PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                             EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.        SERIAL NUMBER           ROYALTY OWNER
 NO.          DESCRIPTION OF LAND           ACRES     & EXPIRATION DATE         & PERCENTAGE
---------------------------------------------------------------------------------------------------
     STATE LANDS (CONT'D)

N/A  TOWNSHIP 46 NORTH, RANGE 92 WEST                St. of Wy-97-00152              ST WY
     Section 16: E/2SW/4, SE/4              240.00       04/02/2002                   All
                                                      Bass Lease 40962







TRACT      LESSEE OF RECORD            OVERRIDING ROYALTY         WORKING INTEREST
 NO.         & PERCENTAGE              & DECIMAL INTEREST          & PERCENTAGE
------------------------------------------------------------------------------------------------


N/A         Perry R. Bass, Trustee          None                   Perry R. Bass, Trustee
                            25.00%                                                 25.00%
            Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                            18.75%                                                 18.75%
            Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                            18.75%                                                 18.75%
            Keystone, Inc.                                         Keystone, Inc.
                            18.75%                                                 18.75%
            Thru Line Inc.                                         Thru Line Inc.
                            18.75%                                                 18.75%


                                                                    Page 1 of 4

TREASURE PROSPECT                                EXHIBIT A-15
WASHAKIE COUNTY, WYOMING       PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                            EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.        SERIAL NO.              ROYALTY OWNER
 NO.          DESCRIPTION OF LAND           ACRES     & EXPIRATION DATE         & PERCENTAGE
----------------------------------------------------------------------------------------------------
          FEDERAL LANDS

N/A  TOWNSHIP 48 NORTH, RANGE 92 WEST                    WYW-121343                  U.S.A.
     Section 25: NE/4, E/2NW/4              240.00            HBP                     All
     (Other lands in lease fall in                    Bass Lease 34752
     Non-Unitized, Producing)








N/A  TOWNSHIP 48 NORTH, RANGE 92 WEST                       W-83731                  U.S.A.
     Section 12: W/2, SE/4                  560.00            HBP                     All
     Section 23: E/2SW/4                              Bass Lease 35173
     (Other lands in lease fall in
     Non-Unitized, Producing)







N/A  TOWNSHIP 48 NORTH, RANGE 92 WEST                     W-132325                    U.S.A
     Section 13: NE/4NE/4, W/2E/2, W/2      680.00       05/31/2004                    All
     Section 14: SE/4                                 Bass Lease 39238




TRACT     LESSEE OF RECORD            OVERRIDING ROYALTY         WORKING INTEREST
 NO.        & PERCENTAGE              & DECIMAL INTEREST          & PERCENTAGE
-----------------------------------------------------------------------------------------------


N/A        Perry R. Bass, Inc.               None                 Perry R. Bass, Inc.
                           25.00%                                                 25.00%
           Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                           18.75%                                                 18.75%
           Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                           18.75%                                                 18.75%
           Keystone, Inc.                                         Keystone, Inc.
                           18.75%                                                 18.75%
           Thru Line Inc.                                         Thru Line Inc.
                           18.75%                                                 18.75%
                   ******                                                 ******

N/A        Perry R. Bass, Inc.       Mary B. Sprinkle             Perry R. Bass, Inc.
                           25.00%                    .062500                      25.00%
           Sid R. Bass, Inc.         Union Oil Company            Sid R. Bass, Inc.
                           18.75%                    .022500                      18.75%
           Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                           18.75%                                                 18.75%
           Keystone, Inc.                                         Keystone, Inc.
                           18.75%                                                 18.75%
           Thru Line Inc.                                         Thru Line Inc.
                           18.75%                                                 18.75%
                   ******                                                 ******

N/A        Perry R. Bass, Inc.               None                 Perry R. Bass, Inc.
                           25.00%                                                 25.00%
           Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                           18.75%                                                 18.75%
           Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                           18.75%                                                 18.75%


                                                                    Page 2 of 4

TREASURE PROSPECT                                EXHIBIT A-15
WASHAKIE COUNTY, WYOMING       PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                            EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.        SERIAL NO.              ROYALTY OWNER
 NO.          DESCRIPTION OF LAND           ACRES     & EXPIRATION DATE         & PERCENTAGE
----------------------------------------------------------------------------------------------------
          FEDERAL LANDS (CONT'D)






N/A  TOWNSHIP 48 NORTH, RANGE 92 WEST                    WYW-134314                  U.S.A
     Section 22: SE/4NE/4                    40.00       10/31/2004                   All
                                                      Bass Lease 39457







N/A  TOWNSHIP 48 NORTH, RANGE 92 WEST                    WYW-135713                  U.S.A
     Section 13: SE/4NE/4, NE/4SE/4         320.00       03/31/2005                   All
     Section 22: W/2NE/4, SE/4                        Bass Lease 39559








TRACT   LESSEE OF RECORD            OVERRIDING ROYALTY         WORKING INTEREST
 NO.      & PERCENTAGE              & DECIMAL INTEREST          & PERCENTAGE
---------------------------------------------------------------------------------------------

         Keystone, Inc.                                         Keystone, Inc.
                         18.75%                                                 18.75%
         Thru Line Inc.                                         Thru Line Inc.
                         18.75%                                                 18.75%
                 ******                                                 ******

N/A      Perry R. Bass, Inc.              None                  Perry R. Bass, Inc.
                         25.00%                                                 25.00%
         Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                         18.75%                                                 18.75%
         Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                         18.75%                                                 18.75%
         Keystone, Inc.                                         Keystone, Inc.
                         18.75%                                                 18.75%
         Thru Line Inc.                                         Thru Line Inc.
                         18.75%                                                 18.75%
                 ******                                                 ******

N/A      Perry R. Bass, Inc.               None                 Perry R. Bass, Inc.
                         25.00%                                                 25.00%
         Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                         18.75%                                                 18.75%
         Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                         18.75%                                                 18.75%
         Keystone, Inc.                                         Keystone, Inc.
                         18.75%                                                 18.75%
         Thru Line Inc.                                         Thru Line Inc.
                         18.75%                                                 18.75%

                                                                    Page 3 of 4

TREASURE PROSPECT                                     EXHIBIT A-15
WASHAKIE COUNTY, WYOMING            PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                                 EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.        SERIAL NO.              ROYALTY OWNER
 NO.          DESCRIPTION OF LAND           ACRES     & EXPIRATION DATE         & PERCENTAGE
-----------------------------------------------------------------------------------------------------------
          FEDERAL LANDS (CONT'D)

N/A  TOWNSHIP 48 NORTH, RANGE 92 WEST                    WYW-138488                  U.S.A
     Section 25: SW/4                       480.00       02/28/2006                   All
     Section 26: N/2NE/4, SE/4NE4,                    Bass Lease 40600
                 SW/4SE/4
     Section 35: W/2E/2







N/A  TOWNSHIP 48 NORTH, RANGE 92 WEST                    WYW-140354                  U.S.A
     Section 23: NE/4, N/2SE/4              240.00       11/30/2006                   All
                                                      Bass Lease 40784







             FEE LANDS

N/A  TOWNSHIP 48 NORTH, RANGE 92 WEST                      STT, Inc.                STT, Inc.
     Section 4: Lots 1-4, S/2N/2, S/2       634.31        08/16/98                   15.00%
                (Less and except 7.82                 Bass Lease 39438
                acre metes and bounds
                description)
     Recorded in Microfilm Book 67,
     Page 1552

TRACT     LESSEE OF RECORD            OVERRIDING ROYALTY         WORKING INTEREST
 NO.        & PERCENTAGE              & DECIMAL INTEREST          & PERCENTAGE
------------------------------------------------------------------------------------------


N/A        Perry R. Bass, Inc.              None                  Perry R. Bass, Inc.
                           25.00%                                                 25.00%
           Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                           18.75%                                                 18.75%
           Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                           18.75%                                                 18.75%
           Keystone, Inc.                                         Keystone, Inc.
                           18.75%                                                 18.75%
           Thru Line Inc.                                         Thru Line Inc.
                           18.75%                                                 18.75%
                   ******                                                 ******

N/A        Perry R. Bass, Inc.              None                  Perry R. Bass, Inc.
                           25.00%                                                 25.00%
           Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                           18.75%                                                 18.75%
           Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                           18.75%                                                 18.75%
           Keystone, Inc.                                         Keystone, Inc.
                           18.75%                                                 18.75%
           Thru Line Inc.                                         Thru Line Inc.
                           18.75%                                                 18.75%


N/A        Perry R. Bass, Trustee           None                  Perry R. Bass, Trustee
                           25.00%                                                 25.00%
           Sid R. Bass, Inc.                                      Sid R. Bass, Inc.
                           18.75%                                                 18.75%
           Lee M. Bass, Inc.                                      Lee M. Bass, Inc.
                           18.75%                                                 18.75%


                                                                    Page 4 of 4

TREASURE PROSPECT                                     EXHIBIT A-15
WASHAKIE COUNTY, WYOMING            PURCHASE AND SALE AGREEMENT DATED____________, 1998
                                                 EFFECTIVE JANUARY 1, 1998



TRACT                                        NO.        SERIAL NO.              ROYALTY OWNER
 NO.          DESCRIPTION OF LAND           ACRES     & EXPIRATION DATE         & PERCENTAGE
-------------------------------------------------------------------------------------------------

          FEE LANDS (CONT'D)





TRACT      LESSEE OF RECORD            OVERRIDING ROYALTY         WORKING INTEREST
 NO.         & PERCENTAGE              & DECIMAL INTEREST          & PERCENTAGE
------------------------------------------------------------------------------------------------


            Keystone, Inc.                                         Keystone, Inc.
                            18.75%                                                 18.75%
            Thru Line Inc.                                         Thru Line Inc.
                            18.75%                                                 18.75%



EASEMENTS                                              EXHIBIT A-16
WASHAKIE COUNTY, WYOMING             PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                                EFFECTIVE JANUARY 1, 1998

TRACT                                           NO.      SERIAL NO. &
 NO.      DESCRIPTION OF LAND                  ACRES    EXPIRATION DATE            GRANTOR
---------------------------------------------------------------------------------------------------
          TRAVERSES

N/A  TOWNSHIP 47 NORTH, RANGE 91 WEST                       W-94104                  U.S.A.
     Section 7:  Lot 11                      37.88       02/04/2021
     Section 19: Lots 9 and 12, NE/4SW/4,             Bass Lease 36727
                 SE/4
     Section 20: SW/4NW/4, NW/4SW/4
     Section 28: SW/4, NW/4SE/4
     Section 29: S/2S/2
     Section 30: Lots 5-10, N/2NE/4,
                 E/2NW/4, NE/4SW/4, SE/4
     Section 33: NW/4NE/4, NE/4NW/4

     TOWNSHIP 47 NORTH, RANGE 92 WEST
     Section 1:  S/2NW/4, E/2SW/4, SW/4SE/4
     Section 2:  Lot 1, SE/4NE/4, E/2SW/4,
                 N/2SE/4, SW/4SE/4
     Section 11: W/2NE/4, SE/4NE/4, NE/4NW/4,
                 NE/4SE/4
     Section 12: W/2NE/4, SE/4NE/4, W/2SW/4,
                 SE/4SW/4, NE/4SE/4
     Section 13: SW/4NE/4, E/2NW/4, W/2SE/4
     Section 24: NW/4NE/4, SE/4SW/4, SW/4SE/4
     Section 25: N/2NE/4, SE/4NE/4

     Width:  25 Feet
     Length: 66,000 Feet
     For:    Natural Gas Pipeline

TRACT            LESSEE OF RECORD        OVERRIDING ROYALTY
 NO.             & PERCENTAGE            & DECIMAL INTEREST                           HOLDER
-----------------------------------------------------------------------------------------------------------


N/A                    N/A                          N/A                    Bass Enterprises Production Co.



EASEMENTS                                              EXHIBIT A-16
WASHAKIE COUNTY, WYOMING             PURCHASE AND SALE AGREEMENT DATED ___________, 1998
                                                EFFECTIVE JANUARY 1, 1998

TRACT                                           NO.      SERIAL NO. &
 NO.      DESCRIPTION OF LAND                  ACRES    EXPIRATION DATE            GRANTOR
-----------------------------------------------------------------------------------------------
          TRAVERSES

N/A  TOWNSHIP 47 NORTH, RANGE 91 WEST                       W-32516                 U.S.A.
     Section 7: Lots 7 and 8, SE/4NW/4,        N/A      Indefinite Term
                S/2NE/4                               Bass Lease 39198
     Section 8: N/2N/2

     TOWNSHIP 47 NORTH, RANGE 92 WEST
     Section 10: S/2SE/4
     Section 11: S/2SW/4, W/2SE/4, NE/4SE/4
     Section 12: N/2SW/4, S/2NE/4
     Section 14: NW/4NW/4
     Section 15: N/2N/2

     Width:  25 Feet on Either Side of Natural Gas Pipeline
     Length: 5.1276 Miles
     For:    Natural Gas Pipeline

TRACT       LESSEE OF RECORD        OVERRIDING ROYALTY
 NO.        & PERCENTAGE            & DECIMAL INTEREST                           HOLDER
------------------------------------------------------------------------------------------------------


N/A                N/A                      N/A                       Bass Enterprises Production Co.



     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 001         49043053070000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 002         49043053230000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 004         49043052760000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 005         49043052820000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 006         49043052730000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 007         49043053010000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 008         49043052860000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 008X        49043207830000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 009         49043053030000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 010         49043052650000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 010X        49043207190000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 011         49043052450000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 012         49043052690000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 014         49043052510000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 015         49043052460000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 015X        49043207200000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 016         49043052710000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 017         49043052300000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 018         49043052870000      COTTONWOOD CREEK      BEPCO           PA
         COTTONWOOD CREEK UNIT 018X        49043207210000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 019         49043052520000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 020         49043052700000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 021         49043052530000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 022         49043052320000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 023         49043053040000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 024         49043052380000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 025         49043052400000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 026         49043052980000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 027         49043052390000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 028         49043052670000      COTTONWOOD CREEK      BEPCO           PA

PP NO.   PROPERTY NAME/WELL NAME              LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------              --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 001            SW SW 02 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 002            SW NE 03 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 004            SE SE 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 005            NW SW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 006            NW NE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 007            NW NW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 008            NW SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 008X           NW SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 009            NW NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 010            NW NW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 010X           NW NW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 011            NW SE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 012            NW NE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 014            NW SW 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 015            NW SW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 015X           NW SW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 016            NW NE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 017            NW NW 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 018            NW SW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 018X           NW SW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 019            NW SE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 020            NW NW 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 021            NW SE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 022            NW NE 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 023            NW SW 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 024            NW NW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 025            NW NE 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 026            NW NW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 027            NW NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 028            NW NW 14 47N 91W   .91098801     .76677372     .00004650


(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 029         49043052490000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 030         49043052950000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 031         49043052500000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 032         49043052360000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 033         49043052480000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 034         49043052680000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 035         49043052840000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 036         49043052340000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 037         49043052970000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 038         49043052350000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 039         49043052830000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 040         49043051960000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 041         49043053160000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 042         49043052810000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 043         49043053710000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 044         49043052640000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 045         49043052960000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 046         49043052990000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 047         49043053300000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 048         49043052780000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 050         49043052660000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 051         49043052330000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 052         49043052630000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 053         49043053290000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 054         49043053520000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 055         49043053130000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 059         49043051970000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 060         49043051920000      COTTONWOOD CREEK      BEPCO           PRD
         COTTONWOOD CREEK UNIT 061         49043051940000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 062         49043051950000      COTTONWOOD CREEK      BEPCO           TA
         COTTONWOOD CREEK UNIT 063         49043051870000      COTTONWOOD CREEK      BEPCO           PRD

  PP NO. PROPERTY NAME/WELL NAME            LOCATION           WI            NRI(1)        ORI(2)
  ------ -----------------------            --------           --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 029          NW SW 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 030          NW NW 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 031          NW SE 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 032          NW NW 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 033          NW SW 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 034          NW NE 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 035          NW SW 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 036          NW NW 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 037          NW NE 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 038          NW NE 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 039          NW SE 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 040          NW SE 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 041          NW SE 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 042          NW SW 05 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 043          NW NE 32 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 044          NW NE 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 045          NW NW 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 046          NW NW 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 047          NW NW 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 048          NW SE 08 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 050          NW NW 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 051          NW NE 21 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 052          NW NW 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 053          NW NE 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 054          NW SE 32 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 055          NW SW 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 059          NW SE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 060          NW SW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 061          NW SW 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 062          NW SE 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 063          NW NE 26 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 2

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 064         49043051880000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 066         49043052940000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 067         49043052880000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 068         49043052770000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 069         49043052920000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 070         49043052720000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 070X        49043207170000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 071         49043052620000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 072         49043052750000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 073         49043052570000      COTTONWOOD CREEK      BEPCO         SI
         COTTONWOOD CREEK UNIT 074         49043052580000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 074X        49043208070000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 075         49043052410000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 077         49043052470000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 078         49043052850000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 081         49043051860000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 081A        49043206300000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 082         49043052740000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 083         49043052910000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 084         49043053020000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 086         49043052930000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 087         49043052790000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 088         49043055890000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 089         49043200180000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 090         49043200170000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 091         49043200220000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 092         49043056060000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 094         49043200090000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 095         49043200350000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 096         49043200310000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 097         49043200360000      COTTONWOOD CREEK      BEPCO         PRD

  PP NO. PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
  ------ -----------------------             --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 064           NW NW 25 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 066           SW NW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 067           NW SW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 068           SE SE 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 069           NW SW 09 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 070           NW NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 070X          NW NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 071           NW NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 072           NW NW 16 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 073           NW SW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 074           NW SE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 074X          SW SE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 075           NW NW 20 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 077           NW SE 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 078           NW SE 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 081           NW NE 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 081A          NW NE 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 082           NW NE 16 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 083           NW SE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 084           NW NE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 086           NW SE 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 087           NE SW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 088           SE SE 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 089           SE NW 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 090           SE NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 091           SE SE 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 092           SE SE 01 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 094           SE SW 01 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 095           SE SW 06 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 096           NW SW 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 097           SE SE 02 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 3

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 098         49043200550000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 101         49043201130000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 102         49043201880000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 103         49043201900000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 104         49043201520000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 105         49043201850000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 106         49043201830000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 107         49043203870000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 108         49043201970000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 111         49043202110000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 113         49043202150000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 114         49043202140000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 115         49043202170000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 116         49043202160000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 118         49043202180000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 120         49043203110000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 121         49043204450000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 122         49043204450000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 123         49043204310000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 124         49043204380000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 125         49043204300000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 126         49043204320000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 127         49043204370000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 128         49043204430000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 129         49043204590000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 130         49043204500000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 131         49043204510000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 132         49043204580000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 133         49043204570000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 134         49043204560000      COTTONWOOD CREEK      BEPCO         PA
         COTTONWOOD CREEK UNIT 134X        49043207300000      COTTONWOOD CREEK      BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 098           NW SE 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 101           NW NW 26 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 102           NW NE 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 103           SE SE 22 47N 91W   .91098601     .76677372     .00004650
         COTTONWOOD CREEK UNIT 104           SE SE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 105           SE NE 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 106           SE SW 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 107           SE SW 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 108           SE NE 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 111           NE SE 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 113           SE NE 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 114           SE NE 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 115           SE NW 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 116           SW NW 22 47N 92W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 118           SE NW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 120           SE NW 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 121           NW SW 05 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 122           SW SW 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 123           SE SE 16 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 124           SE NW 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 125           SE NW 26 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 126           SE SW 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 127           SE NW 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 128           SE SW 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 129           SE SW 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 130           SE NW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 131           SE NE 26 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 132           SE SW 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 133           SE NE 22 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 134           SE NW 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 134X          SE NW 27 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 4

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 135         49043204650000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 136         49043204630000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 139         49043204930000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 141         49043264850000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 145         49043205040000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 151         49043205680000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 156         49043205640000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 157         49043205790000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 158         49043205650000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 159         49043205660000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 160         49043205800000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 161         49043205810000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 162         49043205630000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 163         49043205670000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 165         49043205630000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 166         49043205840000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 167         49043206110000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 168         49043206050000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 169         49043206040000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 171         49043206060000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 172         49043206090000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 173         49043206130000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 174         49043206150000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 175         49043206120000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 179         49043206200000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 180         49043206210000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 182         49043206190000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 183         49043206350000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 184         49043206370000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 165         49043206380000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 186         49043206420000      COTTONWOOD CREEK      BEPCO         TA

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 135           NW SE 31 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 136           SW SE 07 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 139           SE NW 21 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 141           SE SW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 145           SE SE 08 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 151           SE SE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 156           NW NE 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 157           SE NW 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 158           SE SE 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 159           SE SW 10 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 160           SE NE 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 161           SE NW 09 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 162           SE NE 15 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 163           SE NW 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 165           SE NW 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 166           SE SW 08 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 167           SW SE 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 168           SE NE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 169           SW SW 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 171           NE NW 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 172           NE NE 27 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 173           SE NE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 174           SE SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 175           SE NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 179           SE SW 09 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 180           SE SW 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 182           SE NW 04 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 183           NW NW 17 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 184           SW NW 25 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 185           NW NE 05 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 186           NW SW 17 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 5

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------

1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 199         49043206480000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 200         49043206470000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 201         49043206460000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 208         49043206490000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 210         49043207290000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 211         49043207270000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 212         49043207280000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 213         49043207260000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 214         49043207390000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 215         49043207410000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 216         49043207420000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 217         49043207350000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 218         49043207360000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 219         49043207400000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 220         49043207370000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 221         49043207430000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 222         49043207450000      COTTONWOOD CREEK      BEPCO         TA
         COTTONWOOD CREEK UNIT 223         49043207460000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 224         49043207470000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 225         49043207490000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 226         49043207500000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 227         49043207480000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 228         49043207630000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 229         49043207650000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 230         49043207660000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 231         49043207670000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 232         49043207680000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 233         49043207690000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 234         49043207740000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 235         49043207730000      COTTONWOOD CREEK      BEPCO         PRD
         COTTONWOOD CREEK UNIT 236         49043207700000      COTTONWOOD CREEK      BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------             --------             --            ------        ------

1277601  COTTONWOOD CREEK UNIT - PHOSPH

         COTTONWOOD CREEK UNIT 199           SE  NE 18 47N 90W   .91098801     .76577372     .00004650
         COTTONWOOD CREEK UNIT 200           SE  NE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 201           SE  NW 13 47N 92W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 208           SE  NW 16 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 210           SE  NW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 211           SW  SW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 212           SE  SW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 213           SE  SE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 214           SE  SW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 215           SE  NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 216           NE  NE 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 217           SE  NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 218           SE  NW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 219           SW  SW 09 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 220           SE  SE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 221           SE  SW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 222           NW  NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 223           NE  SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 224           SW  SE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 225           SW  SW 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 226           SE  NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 227           SW  NE 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 228           SW  NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 229           NE  NW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 230           SE  NE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 231           NW  SE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 232           SE  SE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 233           SE  SW 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 234           LOT 05 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 235           NW  NE 19 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 236           NE  NE 13 47N 91W   .91098801     .76677372     .00004650


(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                   Page: 6

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
  PP NO. PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
  ------ -----------------------           ---                 -----                 --------   --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 237         49043207620000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 238         49043207520000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 239         49043207530000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 240         49043207710000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 241         49043207720000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 242         49043207750000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 243         49043207840300      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 244         49043207850000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 245         49043207980000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 246         49043207950000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 247         49043207960000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 248         49043207970000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 249         49043208010000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 250         49043207990000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 251         49043208050000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 252         49043207770000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 253         49043207780000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 254         49043207790000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 255         49043207800000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 256         49043207810000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 257         49043207820000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 258         49043208000000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 259         49043208020000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 260         49043208030000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 261         49043207860000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 263         49043207880000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 267         49043208190000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 269         49043208210000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 271         49043208110000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 272         49043208150000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 273         49043208120000      COTTONWOOD CREEK      BEPCO        PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 237           NE NE 18 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 238           NW SW 33 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 239           SW NE 08 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 240           SW SE 07 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 241           SE NW 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 242           SE NW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 243           SE SE 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 244           SW SE 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 245           NE SE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 246           SW NE 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 247           SE NW 13 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 248           NE NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 249           NE NW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 250           NE NE 14 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 251           SE NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 252           SW SW 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 253           NW NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 254           NE NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 255           SE NE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 256           SW NW 20 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 257           SE NW 20 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 258           SW SE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 259           SW SE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 260           NW SE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 261           NW SW 09 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 263           SW SE 32 48N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 267           NW NE 23 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 269           SW NW 26 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 271           NE NW 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 272           SE SE 02 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 273           NE NW 12 47N 91W   .91098801     .76677372     .00004650

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 7

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                STATUS
  PP NO. PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR  01/01/98
  ------ -----------------------           ---                 -----                 --------  --------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 274         49043208130000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 275         49043208140000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 276         49043208170000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 277         49043208080000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 278         49043208090000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 279         04043208060000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK UNIT 280         49043208100000      COTTONWOOD CREEK      BEPCO        PRD

1277602  COTTONWOOD CREEK UNIT - TENSLP
         TENSLEEP UNIT 065                 49043053000000      COTTONWOOD CREEK      BEPCO        PRD
         TENSLEEP UNIT 110                 49043202070000      COTTONWOOD CREEK      BEPCO        PRD
         TENSLEEP UNIT 117                 49043202190000      COTTONWOOD CREEK      BEPCO        PRD
         TENSLEEP UNIT 119                 49043202310000      COTTONWOOD CREEK      BEPCO        PRD

1277604  COTTONWOOD CREEK UNIT WELL#189
         COTTONWOOD CREEK NPA 189          49043206400000      COTTONWOOD CREEK      BEPCO        PRD

1277605  COTTONWOOD CREEK UNIT WELL#190
         COTTONWOOD CREEK NPA 190          49043206410000      COTTONWOOD CREEK      BEPCO        PRD

1277606  COTTONWOOD CREEK UNIT WELL #56
         COTTONWOOD CREEK NPA 056          49043053510000      COTTONWOOD CREEK      BEPCO        TA

1277608  COTTONWOOD CREEK UNIT WELL #76
         COTTONWOOD CREEK NPA 076          49043052800000      COTTONWOOD CREEK      BEPCO        TA

1277610  COTTONWOOD CREEK UNIT WELL #85
         COTTONWOOD CREEK NPA 085          49043051850000      COTTONWOOD CREEK      BEPCO        TA

1277611  COTTONWOOD CREEK UNIT WELL#197
         COTTONWOOD CREEK NPA 197          49043206440000      COTTONWOOD CREEK      BEPCO        TA

PP NO.   PROPERTY NAME/WELL NAME             LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------             --------             --            ------        ------
1277601  COTTONWOOD CREEK UNIT - PHOSPH
         COTTONWOOD CREEK UNIT 274           SE NE 11 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 275           NE SW 12 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 276           NE NW 24 47N 91W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 277           NW SE 08 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 278           NW SE 17 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 279           NE NW 16 47N 90W   .91098801     .76677372     .00004650
         COTTONWOOD CREEK UNIT 280           NW NE 16 47N 90W   .91098801     .76677372     .00004650

1277602  COTTONWOOD CREEK UNIT - TENSLP
         TENSLEEP UNIT 065                   NW NE 07 47N 90W   1.00000000    .83746144     .00000000
         TENSLEEP UNIT 110                   SW NE 07 47N 90W   1.00000000    .83746144     .00000000
         TENSLEEP UNIT 117                   NW SE 07 47N 90W   1.00000000    .83746144     .00000000
         TENSLEEP UNIT 119                   NE NW 07 47N 90W   1.00000000    .83746144     .00000000

1277604  COTTONWOOD CREEK UNIT WELL#189
         COTTONWOOD CREEK NPA 189            NW SE 07 47N 91W   1.00000000    .82500000     .00000000

1277605  COTTONWOOD CREEK UNIT WELL#190
         COTTONWOOD CREEK NPA 190            NW NW 08 47N 91W   1.00000000    .82500000     .00000000

1277606  COTTONWOOD CREEK UNIT WELL #56
         COTTONWOOD CREEK NPA 056            NW SW 32 48N 91W    .91956760    .80462150     .00000000

1277608  COTTONWOOD CREEK UNIT WELL #76
         COTTONWOOD CREEK NPA 076            NW SW 08 47N 91W    .92203300    .67747480     .00000000

1277610  COTTONWOOD CREEK UNIT WELL #85
         COTTONWOOD CREEK NPA 085            NW NW 27 47N 91W    .91328560    .73088980     .00000000

1277611  COTTONWOOD CREEK UNIT WELL#197
         COTTONWOOD CREEK NPA 197            NW SE 09 47N 90W   1.00000000    .81500000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.

                                                                        Page: 8

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                  OPERATOR   01/01/98
------   -----------------------           ---                 -----                  --------   --------
1277613  COTTONWOOD CREEK UNIT - FRONTIER
         COTTONWOOD CREEK UNIT 209         49043202580000      COTTONWOOD CREEK UNIT    BEPCO       TA

1277614  COTTONWOOD CREEK NPA - #109
         COTTONWOOD CREEK NPA 109          49043202050000      COTTONWOOD CREEK UNIT    BEPCO       TA

1277617  COTTONWOOD CREEK UNIT #262
         COTTONWOOD CREEK NPA 262          49043207870000      COTTONWOOD CREEK         BEPCO       PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1277613  COTTONWOOD CREEK UNIT - FRONTIER
         COTTONWOOD CREEK UNIT 209           NE NW 8  47N 90W  .00000000     .00000000     .00000000

1277614  COTTONWOOD CREEK NPA - #109
         COTTONWOOD CREEK NPA 109            NW SE 17 47N 91W  .91098801     .76677372     .00004650

1277617  COTTONWOOD CREEK UNIT #262
         COTTONWOOD CREEK NPA 262            SE SW 05 47N 91W  .91000750     .75075619     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 9

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

COTTONWOOD CREEK FIELD EXTENSION (PHOSPHORIA) UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1196001  COTTONWOOD CREEK EXT UNIT
         CC EXTENSION UNIT 1-1             49043201540000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 11-1            49043201700000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 14-1            49043201760000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 16-1            49043201410000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 16-1X           49043207230000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 18-1            49043056030000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 19-1            49043201490000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 19-1X           49043206170000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 20-1            49043201500000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 20-1X           49043207240000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 21-1            49043201740000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 22-1            49043201840000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 23-1            49043201860000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 24-1            49043200080000      COTTONWOOD CREEK      BEPCO         PA
         CC EXTENSION UNIT 26-1            49043206280000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 27-1            49043206270000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 28-1            49043206260000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 29-1            49043207920000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 3-1             49043051750000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 30-1            49043208160000      COTTONWOOD CREEK      BEPCO         PRD
         CC EXTENSION UNIT 31-1            49043208220000      COTTONWOOD CREEK      BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION                 WI            NRI(1)        ORI(2)
------   -----------------------             --------                 --            ------        ------
 1196001 COTTONWOOD CREEK EXT UNIT
         CC EXTENSION UNIT 1-1               LOT  5    01  46N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 11-1              NW   SE   31  47N  90W   .96870790     .81103222     .00061500
         CC EXTENSION UNIT 14-1              LOT  14   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 16-1              NW   SW   31  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 16-1X             LOT  7    31  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 18-1              NE   SW   25  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 19-1              LOT  12   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 19-1X             LOT  13   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 20-1              LOT  20   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 20-1X             LOT  18   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 21-1              SW   SW   32  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 22-1              SW   NW   32  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 23-1              SW   NE   31  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 24-1              NW   NE   36  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 26-1              SE   SW   25  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 27-1              LOT  12   06  46N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 28-1              SE   SW   31  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 29-1              NW   SW   25  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 3-1               SW   SW   29  47N  90W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 30-1              SE   SE   26  47N  91W   .96870790     .81103222     .00061900
         CC EXTENSION UNIT 31-1              LOT  08   31  47N  90W   .96870790     .81103222     .00061900


(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NO WATER CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1252302  NO WATER CREEK UNIT
         NO WATER CREEK UNIT 11            49043200970000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 12            49043201100000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 14            49043201330000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 17            49043207640000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 18            49043207930000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 19            49043208260000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 2             49043200280000      NO WATER CREEK        BEPCO         PA
         NO WATER CREEK UNIT 20            49043208250000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 3             49043200450000      NO WATER CREEK        BEPCO         PA
         NO WATER CREEK UNIT 5             49043200530000      NO WATER CREEK        BEPCO         PRD
         NO WATER CREEK UNIT 6             49043200640000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 7             49043200690000      NO WATER CREEK        BEPCO         TA
         NO WATER CREEK UNIT 9             49043200810000      NO WATER CREEK        BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION              WI            NRI(1)        ORI(2)
------   -----------------------             --------              --            ------        ------
1252302  NO WATER CREEK UNIT
         NO WATER CREEK UNIT 11              SW   NW 05 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 12              NW   SE 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 14              NE   SW 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 17              LOT  16 05 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 18              LOT  13 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 19              LOT  11 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 2               LOT  13 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 20              SE   NW 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 3               LOT  22 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 5               LOT  16 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 6               LOT  19 06 46N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 7               SW   SE 31 47N 91W   .94441730     .78727357     .00000000
         NO WATER CREEK UNIT 9               LOT  09 05 46N 91W   .94441730     .78727357     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

SLICK CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------  -----------------------            ---                 -----                 --------   --------
1252208  SLICK CREEK UNIT (PHOSPHORIA)
         SLICK CREEK H20 INJ #2            49043050020000      SLICK CREEK           BEPCO         DAI
         SLICK CREEK PHOSPHORIA 02         49043050020000      SLICK CREEK           BEPCO         TA
         SLICK CREEK PHOSPHORIA 03         49043051620000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 05         49043051700000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 06         49043051680000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 07         49043051660000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 1          49043051670000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 10         49043201520000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 11         49043201530000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 12         49043201580000      SLICK CREEK           BEPCO         PA
         SLICK CREEK PHOSPHORIA 21         49043210990000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 22         49043202250000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 30         49043205330000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 34-43      49043206530000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 35-31      49043206360000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 4          49043051610000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK PHOSPHORIA 8          49043051640000      SLICK CREEK           BEPCO         TA

1252209  SLICK CREEK UNIT (FRONTIER)
         SLICK CREEK FRONTIER 13           49043201630000      SLICK CREEK           BEPCO         PA
         SLICK CREEK FRONTIER 15           49043201640000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK FRONTIER 19           49043201690000      SLICK CREEK           BEPCO         PA
         SLICK CREEK FRONTIER 20           49043201670000      SLICK CREEK           BEPCO         PRD
         SLICK CREEK FRONTIER 8            49043051640000      SLICK CREEK           BEPCO         PA

1252210  SLICK CREEK UNIT (MUDDY)
         SLICK CREEK MUDDY 06              49043051680000      SLICK CREEK           BEPCO         PA
         SLICK CREEK MUDDY 07              49043051660000      SLICK CREEK           BEPCO         PA
         SLICK CREEK MUDDY 11              49043201530000      SLICK CREEK           BEPCO         PA
         SLICK CREEK MUDDY 16              49043201650000      SLICK CREEK           BEPCO         PA

PP NO.   PROPERTY NAME/WELL NAME             LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------             --------             --            ------        ------
1252208  SLICK CREEK UNIT (PHOSPHORIA)
         SLICK CREEK H20 INJ #2              SE  NW 34 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 02           SE  NW 34 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 03           LOT 8  02 46N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 05           SE  NW 35 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 06           SE  NW 33 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 07           NE  SE 33 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 1            SE  NE 32 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 10           SE  SW 35 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 11           SE  SE 32 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 12           NE  SW 32 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 21           NW  NE 02 46N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 22           NE  NE 34 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 30           NE  SW 33 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 34-43        SE  NE 34 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 35-31        NW  SE 35 47N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 4            LOT 8  03 46N 92W   1.00000000    .86266071     .00054626
         SLICK CREEK PHOSPHORIA 8            SW  SE 34 47N 92W   1.00000000    .86266071     .00054626

1252209  SLICK CREEK UNIT (FRONTIER)
         SLICK CREEK FRONTIER 13             NW  SE 34 47N 92W   1.00000000    .86500050     .00103100
         SLICK CREEK FRONTIER 15             LOT 8  02 46N 92W   1.00000000    .86500050     .00103100
         SLICK CREEK FRONTIER 19             NW  SE 33 47N 92W   1.00000000    .86500050     .00103100
         SLICK CREEK FRONTIER 20             NW  SW 35 47N 92W   1.00000000    .86500050     .00103100
         SLICK CREEK FRONTIER 8              SW  SE 34 47N 92W   1.00000000    .86500050     .00103100

1252210  SLICK CREEK UNIT (MUDDY)
         SLICK CREEK MUDDY 06                SE  NW 33 47N 92W   .00000000     .00000000     .00000000
         SLICK CREEK MUDDY 07                NE  SE 33 47N 92W   .00000000     .00000000     .00000000
         SLICK CREEK MUDDY 11                SE  SE 32 47N 92W   .00000000     .00000000     .00000000
         SLICK CREEK MUDDY 16                NE  SW 32 47N 92W   .00000000     .00000000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

SLICK CREEK UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------

1252210  SLICK CREEK UNIT (MUDDY)
         SLICK CREEK MUDDY 17              49043201660000      SLICK CREEK             BEPCO       PA

SLICK CREEK UNIT

PP NO.   PROPERTY NAME/WELL NAME             LOCATION                 WI            NRI(1)        ORI(2)
------   -----------------------             --------                 --            ------        ------
1252210  SLICK CREEK UNIT (MUDDY)
         SLICK CREEK MUDDY 17                LOT 8 03 46N 92W        .00000000     .00000000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 2

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

SOUTH FRISBY UNIT

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1252214  SOUTH FRISBY UNIT
         SOUTH FRISBY 2                    49043202040000      SOUTH FRISBY          BEPCO      PRD
         SOUTH FRISBY 24-33                49043206390000      SOUTH FRISBY          BEPCO      PRD
         SOUTH FRISBY 3                    49043202350000      SOUTH FRISBY          BEPCO      TA
         SOUTH FRISBY 4                    49043202600000      SOUTH FRISBY          BEPCO      PA
         SOUTH FRISBY 6                    49043202950000      SOUTH FRISBY          BEPCO      PRD
         SOUTH FRISBY 7                    49043203940000      SOUTH FRISBY          BEPCO      PRD

PP NO.   PROPERTY NAME/WELL NAME            LOCATION                 WI            NRI(1)        ORI(2)
------   -----------------------            --------                 --            ------        ------
1252214  SOUTH FRISBY UNIT
         SOUTH FRISBY 2                     NW SE 24 47N 92W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 24-33                 SE SE 24 47N 92W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 3                     SE NW 24 47N 92W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 4                     NE NE 25 47N 92W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 6                     LOT 9 30 47N 91W         1.00000000    .86004334     .00000000
         SOUTH FRISBY 7                     SE NW 30 47N 91W         1.00000000    .86004334     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (COOP)

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1161201  COTTONWOOD CREEK FEDERAL
         COTTONWOOD CREEK 35-1             49043203730000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK 35-44            49043205970000      COTTONWOOD CREEK      BEPCO        PRD

1161202  COTTONWOOD CREEK STATE
         COTTONWOOD CREEK 36-1             49043204090000      COTTONWOOD CREEK      BEPCO        PRD
         COTTONWOOD CREEK 36-24            49043205690000      COTTONWOOD CREEK      BEPCO        PRD

1161203  COTTONWOOD CREEK FEDERAL #35-2
         COTTONWOOD CREEK 35-2             49043204050000      COTTONWOOD CREEK      BEPCO        PRD

1161204  COTTONWOOD CREEK FEDERAL #35-3
         COTTONWOOD CREEK 35-3             49043204020000      COTTONWOOD CREEK      BEPCO        PRD

1161205  COTTONWOOD CREEK FEDERAL #2-1
         COTTONWOOD CREEK 2-1              49043204260000      COTTONWOOD CREEK      BEPCO        PRD

1161207  COTTONWOOD CREEK FEDERAL #2-34
         COTTONWOOD CREEK 2-34             49043204730000      COTTONWOOD CREEK      BEPCO        PRD

1161212  COTTONWOOD CREEK FEDERAL #26-23
         COTTONWOOD CREEK 26-23            49043206250000      COTTONWOOD CREEK      BEPCO        PRD

1161213  COTTONWOOD CREEK FEDERAL #21-23
         COTTONWOOD CREEK 21-23            49043206500000      COTTONWOOD CREEK      BEPCO        PRD

1161214  COTTONWOOD CREEK FEDERAL #28-41
         COTTONWOOD CREEK 28-41            49043206450000      COTTONWOOD CREEK      BEPCO        TA

1161215  COTTONWOOD CREEK FEDERAL #26-21
         COTTONWOOD CREEK 26-21            49043206510000      COTTONWOOD CREEK      BEPCO        PRD

PP NO.   PROPERTY NAME/WELL NAME             LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------             --------            --            ------        ------
1161201  COTTONWOOD CREEK FEDERAL
         COTTONWOOD CREEK 35-1               NW NE 35 47N 91W   1.00000000    .81250000     .00000000
         COTTONWOOD CREEK 35-44              NE NE 35 47N 91W   1.00000000    .81250000     .00000000

1161202  COTTONWOOD CREEK STATE
         COTTONWOOD CREEK 36-1               SW NW 36 47N 91W   1.00000000    .81250000     .00000000
         COTTONWOOD CREEK 36-24              NE SW 36 47N 91W   1.00000000    .81250000     .00000000

1161203  COTTONWOOD CREEK FEDERAL #35-2
         COTTONWOOD CREEK 35-2               NW NW 35 47N 91W   1.00000000    .81562500     .00000000

1161204  COTTONWOOD CREEK FEDERAL #35-3
         COTTONWOOD CREEK 35-3               NW SE 35 47N 91W   1.00000000    .81250000     .00000000

1161205  COTTONWOOD CREEK FEDERAL #2-1
         COTTONWOOD CREEK 2-1                LOT 11 2 46N 91W   1.00000000    .81250000     .00000000

1161207  COTTONWOOD CREEK FEDERAL #2-34
         COTTONWOOD CREEK 2-34               NE SE 2  46N 91W   1.00000000    .82500000     .00000000

1161212  COTTONWOOD CREEK FEDERAL #26-23
         COTTONWOOD CREEK 26-23              SE SW 26 47N 91W   1.00000000    .70312500     .00187500

1161213  COTTONWOOD CREEK FEDERAL #21-23
         COTTONWOOD CREEK 21-23              SE SW 21 47N 91W   1.00000000    .80937500     .06562500

1161214  COTTONWOOD CREEK FEDERAL #28-41
         COTTONWOOD CREEK 28-41              NW NE 28 47N 91W   1.00000000    .73125000     .01875000

1161215  COTTONWOOD CREEK FEDERAL #26-21
         COTTONWOOD CREEK 26-21              NW SW 26 47N 91W   1.00000000    .71290000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (CO-OP)

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------
1161217  KNISLEY FEDERAL #1
         KNISELY FEDERAL #1                49043051760000      COTTONWOOD CREEK      BEPCO        PRD

1252201  EARL SCHRANTZ USA
         SCHRANTZ USA 1                    49043051730000      COTTONWOOD CREEK      BEPCO        PRD
         SCHRANTZ USA 3                    49043200500000      COTTONWOOD CREEK      BEPCO        PRD
         SCHRANTZ USA 4                    49043200510000      COTTONWOOD CREEK      BEPCO        PA
         SCHRANTZ USA 5                    49043208240000      COTTONWOOD CREEK      BEPCO        PRD

1252202  TOLMAN USA
         TOLMAN USA 2                      49043200330000      COTTONWOOD CREEK      BEPCO        PRD
         TOLMAN USA 3                      49043200590000      COTTONWOOD CREEK      BEPCO        PRD

1252203  CALDWELL USA #1-7
         CALDWELL USA 1-7                  49043203830000      COTTONWOOD CREEK      BEPCO        PRD

1252204  FAURE USA
         USA FAURE 1                       49043200430000      RATTLESNAKE           BEPCO        PRD
         USA FAURE 2                       49043200570000      RATTLESNAKE           BEPCO        PA
         USA FAURE 4                       49043201020000      RATTLESNAKE           BEPCO        PRD

1252205  FAURE "A" USA
         USA FAURE A2-2                    49043203840000      RATTLESNAKE           BEPCO        PRD

1252206  LACOY FEDERAL
         LACOY FEDERAL 13-1                49043200770000      RATTLESNAKE           BEPCO        PRD

1252207  BEARD FEDERAL
         BEARD FEDERAL 1                   49043201090000      RATTLESNAKE           BEPCO        PA

1252211  ROME FEDERAL
         ROME FEDERAL 1                    49043201720000      SLICK CREEK           BEPCO        PRD

PP NO.  PROPERTY NAME/WELL NAME            LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------            --------            --            ------        ------
1161217  KNISLEY FEDERAL #1
         KNISELY FEDERAL #1                 NW SE 27 47N 91W   1.00000000    .71500000     .00000000

1252201  EARL SCHRANTZ USA
         SCHRANTZ USA 1                     NW NE 33 47N 91W   1.00000000    .79375000     .05035164
         SCHRANTZ USA 3                     SW SE 32 47N 91W   1.00000000    .79375000     .05035164
         SCHRANTZ USA 4                     SW SW 32 47N 91W   1.00000000    .79375000     .05035164
         SCHRANTZ USA 5                     NE SW 32 47N 91W   1.00000000    .79375000     .05035164

1252202  TOLMAN USA
         TOLMAN USA 2                       NW SW 28 47N 91W   1.00000000    .87500000     .00000000
         TOLMAN USA 3                       NW NW 28 47N 91W   1.00000000    .87500000     .00000000

1252203  CALDWELL USA #1-7
         CALDWELL USA 1-7                   LO 12 07 47N  91W   .55480654     .47179217     .00000000

1252204  FAURE USA
         USA FAURE 1                        NW NW 11 47N 92W   1.00000000    .82500000     .00000000
         USA FAURE 2                        NW SE 11 47N 92W   1.00000000    .82500000     .00000000
         USA FAURE 4                        NW SW 11 47N 92W   1.00000000    .82500000     .00000000

1252205  FAURE "A" USA
         USA FAURE A2-2                     NE NE 02 47N 92W   1.00000000    .82500000     .00000000

1252206  LACOY FEDERAL
         LACOY FEDERAL 13-1                 NW NW 13 47N 92W   1.00000000    .82500000     .00000000

1252207  BEARD FEDERAL
         BEARD FEDERAL 1                    NW NW 12 47N 92W   1.00000000    .84900000     .00000000

1252211  ROME FEDERAL
         ROME FEDERAL 1                     SE SE 02 46N 92W   1.00000000    .81250000     .06250000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 2

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (CO-OP)

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------

1252213  NEIBER II UNIT (TENSLEEP)
         NEIBER UNIT II-I                  49043202610000      NEIBER DOME           BEPCO         PRD

1252215  SOUTH FRISBY LACOY FED #5 & #8
         SOUTH FRISBY 5                    49043202630000      SOUTH FRISBY          BEPCO         PRD
         SOUTH FRISBY 8                    49043203950000      SOUTH FRISBY          BEPCO         PRD

1252217  CALDWELL USA #20
         CALDWELL 1-20                     49043203960000      COTTONWOOD CREEK      BEPCO         PRD
         CALDWELL 2-20                     49043203990000      COTTONWOOD CREEK      BEPCO         PRD

1252218  SMITH USA #30
         SMITH USA 1-30                    49043203620000      SOUTH FRISBY          BEPCO         PRD

1252219  TENNECO FEDERAL #23
         TENNECO FEDERAL 1-23              49043204960000      SOUTH FRISBY          BEPCO         PRD

1252220  COTTONWOOD CREEK FEDERAL #19
         COTTONWOOD CREEK FED 19-1         49043203520000      SOUTH FRISBY          BEPCO         PRD

1252328  NO WATER CREEK #4
         NO WATER CREEK 4                  49043200540000      NO WATER CREEK        BEPCO         PA

1252329  NO WATER CREEK #8
         NO WATER CREEK 8                  49043201180000      NO WATER CREEK        BEPCO         TA

1252330  NO WATER CREEK #13
         NO WATER CREEK 13                 49043201230000      NO WATER CREEK        BEPCO         TA

1252331  NO WATER CREEK #15
         NO WATER CREEK 15                 49043201290000      NO WATER CREEK        BEPCO         TA

PP NO.   PROPERTY NAME/WELL NAME             LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------             --------             --            ------        ------
1252213  NEIBER II UNIT (TENSLEEP)
         NEIBER UNIT II-I                    LOT 15 19 45N 92W   .76909143     .67295528     .00000000

1252215  SOUTH FRISBY LACOY FED #5 & #8
         SOUTH FRISBY 5                      LOT 9  19 47N 91W   1.00000000    .85500000     .00000000
         SOUTH FRISBY 8                      NE  NE 24 47N 92W   1.00000000    .85500000     .00000000

1252217  CALDWELL USA #20
         CALDWELL 1-20                       SW  SW 20 47N 91W   1.00000000    .84000000     .00000000
         CALDWELL 2-20                       SW  NW 20 47N 91W   1.00000000    .84000000     .00000000

1252218  SMITH USA #30
         SMITH USA 1-30                      NE  NE 30 47N 91W   1.00000000    .84750000     .00000000

1252219  TENNECO FEDERAL #23
         TENNECO FEDERAL 1-23                SE  NE 23 47N 92W   1.00000000    .87500000     .00000000

1252220  COTTONWOOD CREEK FEDERAL #19
         COTTONWOOD CREEK FED 19-1           NW  SE 19 47N 91W   1.00000000    .85250000     .00000000

1252328  NO WATER CREEK #4
         NO WATER CREEK 4                    LOT 9  31 47N 91W   1.00000000    .82500000     .00000000

1252329  NO WATER CREEK #8
         NO WATER CREEK 8                    SW  NE 31 47N 91W   1.00000000    .82500000     .00000000

252330   NO WATER CREEK #13
         NO WATER CREEK 13                   LOT 11 05 46N 91W   1.00000000    .84500000     .00000000

1252331  NO WATER CREEK #15
         NO WATER CREEK 15                   SW  NE 05 46N 91W   1.00000000    .84500000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 3

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (CO-OP)

                                                                                                 STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR   01/01/98
------   -----------------------           ---                 -----                 --------   --------

1305001  CHAMBERS STATE
         CHAMBERS STATE #1-36              49043203040000      RATTLESNAKE           BEPCO         PRD
         CHAMBERS STATE #2-36              49043203140000      RATTLESNAKE           BEPCO         PRD
         CHAMBERS STATE #3-36              49043203210000      RATTLESNAKE           BEPCO         PA
         CHAMBERS STATE #4-36              49043207940000      RATTLESNAKE           BEPCO         PRD
         CHAMBERS STATE #5-36              49043208200000      RATTLESNAKE           BEPCO         PRD

PP NO.   PROPERTY NAME/WELL NAME            LOCATION            WI            NRI(1)        ORI(2)
------   -----------------------            --------            --            ------        ------
1305001  CHAMBERS STATE
         CHAMBERS STATE #1-36               SW SW 36 48N 92W   1.00000000    .84500000     .00000000
         CHAMBERS STATE #2-36               SW SE 36 48N 92W   1.00000000    .84500000     .00000000
         CHAMBERS STATE #3-36               SW NW 36 48N 92W   1.00000000    .84500000     .00000000
         CHAMBERS STATE #4-36               NE SW 36 48N 92W   1.00000000    .84500000     .00000000
         CHAMBERS STATE #5-36               SW NE 36 48N 92W   1.00000000    .84500000     .00000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 4

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (OSO)

                                                                                                                  STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR                    01/01/98
------   -----------------------           ---                 -----                 --------                    --------
1252303  COSEKA FEDERAL #18-3 & #18-4
         ALTUS GOVERNMENT 18-3             49043203460000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          PRD
         ALTUS GOVERNMENT 18-4             49043205420000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          PRD

1252304  GOVERNMENT 29-1
         GOVERNMENT 29-1                   49043202960000      COTTONWOOD CREEK      SAMSON RESOURCES CORP         PA

1252305  COSEKA FEDERAL #13-1, 2 & 3
         ALTUS GOVERNMENT 13-1             49043203310000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          SI
         ALTUS GOVERNMENT 13-2             49043203470000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          SI
         ALTUS GOVERNMENT 13-3             49043205560000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          SI

1252306  COSEKA FEDERAL #18-1 & #18-5
         ALTUS GOVERNMENT 18-1             49043203200000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          PRD
         ALTUS GOVERNMENT 18-5             49043205740000      COTTONWOOD CREEK      WAGNER & BROWN, LTD.          PRD

1252307  BRENT FEDERAL #2 & #3 FED #32-1
         BRENT FEDERAL 2                   49043203920000      COTTONWOOD CREEK      BRENT EXPLORATION, INC.       SI
         BRENT FEDERAL 3                   49043203930000      COTTONWOOD CREEK      BRENT EXPLORATION, INC.       SI
         FEDERAL 32-1                      49043205090000      COTTONWOOD CREEK      BRENT EXPLORATION, INC.       SI

1252308  MARTIN FEDERAL #29-2
         MARTIN FEDERAL 29-2               49043203300000      COTTONWOOD CREEK      SAMSON RESOURCES CORP         PRD

1252309  GOVERNMENT #14-2
         GOVERNMENT #14-2                  49043202920000      RATTLESNAKE           SAMSON RESOURCES CORP         SI

1252310  TENNECO GOVERNMENT #1-1 & 1-2
         TENNECO GOVERNMENT 1-2            49043202940000      COTTONWOOD CREEK      SAMSON RESOURCES CORP         SI

1252311  GOVERNMENT #27-1
         GOVERNMENT 27-1                   49043202810000      COTTONWOOD CREEK      MARKUS PRODUCTION, INC.       PRD

PP NO.   PROPERTY NAME/WELL NAME            LOCATION               WI            NRI(1)        ORI(2)
------   -----------------------            --------               --            ------        ------
1252303  COSEKA FEDERAL #18-3 & #18-4
         ALTUS GOVERNMENT 18-3              SE  NW 18 47N 91W     .00000000     .00000000     .09000000
         ALTUS GOVERNMENT 18-4              NW  NW 18 47N 91W     .00000000     .00000000     .09000000

1252304  GOVERNMENT 29-1
         GOVERNMENT 29-1                    SW  SW 29 47N 91W     .00000000     .00000000     .00000000

1252305  COSEKA FEDERAL #13-1, 2 & 3
         ALTUS GOVERNMENT 13-1              NE  NE 13 47N 92W     .00000000     .00000000     .09500000
         ALTUS GOVERNMENT 13-2              NE  SE 13 47N 92W     .00000000     .00000000     .09500000
         ALTUS GOVERNMENT 13-3              NW  NE 13 47N 92W     .00000000     .00000000     .09500000

1252306  COSEKA FEDERAL #18-1 & #18-5
         ALTUS GOVERNMENT 18-1              Lot 12 18 47N 91W     .00000000     .00000000     .08874760
         ALTUS GOVERNMENT 18-5              NE  SW 18 47N 91W     .00000000     .00000000     .08874760

1252307  BRENT FEDERAL #2 & #3 FED #32-1
         BRENT FEDERAL 2                    SW  NE 32 47N 91W     .00000000     .00000000     .09472400
         BRENT FEDERAL 3                    SW  NW 33 47N 91W     .00000000     .00000000     .09472400
         FEDERAL 32-1                       NE  NE 32 47N 91W     .00000000     .00000000     .09472400

1252308  MARTIN FEDERAL #29-2
         MARTIN FEDERAL 29-2                SW  NW 29 47N 91W     .04848480     .03636360     .09000000

1252309  GOVERNMENT #14-2
         GOVERNMENT #14-2                   NW  NW 14 47N 92W     .00000000     .00000000     .06250000

1252310  TENNECO GOVERNMENT #1-1 & 1-2
         TENNECO GOVERNMENT 1-2             SW  NW 01 47N 92W     .00000000     .00000000     .01875000

1252311  GOVERNMENT #27-1
         GOVERNMENT 27-1                    SW  SW 27 47N 92W     .26666640     .19999980     .08500000


(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 1

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (OSO)

                                                                                                                  STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR                    01/01/98
------   -----------------------           ---                 -----                 --------                    --------
1252313  BRENT FEDERAL #11-1
         BRENT FEDERAL 11-1                49043204440000      COTTONWOOD CREEK      WASHAKIE ENERGIES CO. LT       PRD

1252314  BRENT FEDERAL #16-1
         BRENT FEDERAL 16-1                49043204480000      COTTONWOOD CREEK      WASHAKIE ENERGIES CO. LT       PRD

1252316  SCHETTERLY #1-30
         ALTUS SCHETTERLY 1-30             49043203630000      SOUTH FRISBY          BRENT EXPLORATION, INC.        PRD

1252317  BRENT FEDERAL #3-25
         BRENT FEDERAL 3-25                49043204330000      SOUTH FRISBY          BRENT EXPLORATION, INC.        PRD

1252318  BRENT FEDERAL 13-24
         BRENT FEDERAL 13-24               49043204600000      FRISBY SOUTH          BRENT EXPLORATION, INC.        PRD

1252319  BRENT FEDERAL 25-7
         BRENT FEDERAL 25-7                49043205360000      FRISBY SOUTH          ANDERSON MYERS                 PA

1252320  TENNECO USA #1
         TENNECO USA 1                     49043205910000      COTTONWOOD CREEK      CAROL-HOLLY OIL CORP.          PRD

1252321  GOVERNMENT #25-1
         GOVERNMENT 25-1                   49043202990000      SOUTH FORK            MARKUS PRODUCTION, INC.        PRD

1252322  GOVERNMENT #36-1
         GOVERNMENT 36-1                   49043202890000      COTTONWOOD CREEK      MARKUS PRODUCTION, INC.        SI

1252324  TENNECO USA 2
         TENNECO USA 2                     49043206080000      COTTONWOOD CREEK      WYOMING RESOURCES              PA

1252325  TENNECO USA #3
         TENNECO USA 3                     49043206230000      COTTONWOOD CREEK      CAROL-HOLLY OIL CORP.          PRD

PP NO.   PROPERTY NAME/WELL NAME            LOCATION              WI            NRI(1)        ORI(2)
------   -----------------------            --------              --            ------        ------
1252313  BRENT FEDERAL #11-1
         BRENT FEDERAL 11-1                 NE SW 01 46N 92W     .00000000     .00000000     .05000000

1252314  BRENT FEDERAL #16-1
         BRENT FEDERAL 16-1                 SE SE 01 46N 92W     .00000000     .00000000     .05000000

1252316  SCHETTERLY #1-30
         ALTUS SATTTERLY 1-30               NE SE 30 47N 91W     .00000000     .00000000     .06500000

1252317  BRENT FEDERAL #3-25
         BRENT FEDERAL 3-25                 NE NW 25 47N 92W     .00000000     .00000000     .05000000

1252318  BRENT FEDERAL 13-24
         BRENT FEDERAL 13-24                SW SW 24 47N 92W     .00000000     .00000000     .05000000

1252319  BRENT FEDERAL 25-7
         BRENT FEDERAL 25-7                 SW NE 25 47N 92W     .00000000     .00000000     .00000000

1252320  TENNECO USA #1
         TENNECO USA 1                      SW SE 25 47N 92W     .00000000     .00000000     .10000000

1252321  GOVERNMENT #25-1
         GOVERNMENT 25-1                    SE NW 25 46N 92W     .00000000     .00000000     .12500000

1252322  GOVERNMENT #36-1
         GOVERNMENT 36-1                    NE NE 36 47N 92W     .26666640     .19999980     .03750000

1252324  TENNECO USA 2
         TENNECO USA 2                      SE SW 28 47N 91W     .00000000     .00000000     .00000000

1252325  TENNECO USA #3
         TENNECO USA 3                      SE NW 28 47N 91W     .12500000     .11312500     .05000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.


                                                                        Page: 2

     EXHIBIT B PURCHASE AND SALE AGREEMENT DATED _________________ , 1998

NON-UNITIZED ASSETS (OSO)

                                                                                                                  STATUS
PP NO.   PROPERTY NAME/WELL NAME           API                 FIELD                 OPERATOR                    01/01/98
------   -----------------------           ---                 -----                 --------                    --------

1252327  RATTLESNAKE USA #4
         RATTLESNAKE 4                     49043206330000      COTTONWOOD CREEK      CAROL-HOLLY OIL CORP.           SI

1252332  BRENT FEDERAL #1
         BRENT FEDERAL #1                  49043203910000      COTTONWOOD CREEK      BRENT EXPLORATION CO            SI

1252333  HONEY BUTTE FEDERAL #3
         HONEY BUTTE FEDERAL #3            49043203390000      RATTLESNAKE           HANSON OPERATING COMPANY        PRD

1252334  GOVERNMENT #14-1
         GOVERNMENT 14-1                   49043201140000      RATTLESNAKE           MARKUS PRODUCTION, INC.         SI

1252335  TENNECO GOVERNMENT #1-3
         TENNECO GOVERNMENT 1-3            49043203030000      COTTONWOOD CREEK      SAMSON RESOURCES CORP           PRD

1252336  TENNECO GOVERNMENT #1-4
         TENNECO GOVERNMENT 1-4            49043203010000      COTTONWOOD CREEK      SAMSON RESOURCES CORP           PRD

1252337  GOVERNMENT #28-1
         GOVERNMENT 28-1                   49043202970000      COTTONWOOD CREEK      MARKUS PRODUCTION, INC.         SI

1252338  GOVERNMENT #36-2
         GOVERNMENT 36-2                   49043203050000      COTTONWOOD CREEK      MARKUS PRODUCTION, INC.         SI

1256101  BASS FEDERAL 33-24 #1H
         #1 H BASS FEDERAL 33-24           49043207100000      MARSHALL              UNION PACIFIC RESOURCES         PRD

1288501  SAGEBUSH FEDERAL #13-25
         SAGEBUSH FED #13-25               49003208230000      SAGEBUSH              ALV COMPANY                     PRD

1288502  SAGEBUSH FEDERAL #32-26
         SAGEBUSH #32-26                   49003208270000      SAGEBUSH              ALV COMPANY                     PRD

PP NO.   PROPERTY NAME/WELL NAME       LOCATION             WI            NRI(1)        ORI(2)
------   -----------------------       --------             --            ------        ------
1252327  RATTLESNAKE USA #4
         RATTLESNAKE 4                 SE NW 11 47N 92W     .05000000     .04245000     .00000000

1252332  BRENT FEDERAL #1
         BRENT FEDERAL #1              NE NW 31 47N 91W     .00000000     .00000000     .09000000

1252333  HONEY BUTTE FEDERAL #3
         HONEY BUTTE FEDERAL #3        SW SE 16 47N 91W     .10000000     .08350000     .00000000

1252334  GOVERNMENT #14-1
         GOVERNMENT 14-1               NW NE 14 47N 92W     .26666640     .19999978     .06250000

1252335  TENNECO GOVERNMENT #1-3
         TENNECO GOVERNMENT 1-3        SW NE 01 47N 92W     .25291700     .18652630     .01875000

1252336  TENNECO GOVERNMENT #1-4
         TENNECO GOVERNMENT 1-4        SW SE 01 47N 92W     .22736810     .16768400     .01875000

1252337  GOVERNMENT #28-1
         GOVERNMENT 28-1               SW SE 28 47N 92W     .04848480     .03636360     .08500000

1252338  GOVERNMENT #36-2
         GOVERNMENT 36-2               NE NW 36 47N 92W     .22736810     .17052610     .03750000

1256101  BASS FEDERAL 33-24 #1H
         #1 H BASS FEDERAL 33-24       SW SE 24 48N 92W     .00000000     .00000000     .03187499

1288501  SAGEBUSH FEDERAL #13-25
         SAGEBUSH FED #13-25           NW SW 25 51N 92W     .00000000     .00000000     .00830000

1288502  SAGEBUSH FEDERAL #32-26
         SAGEBUSH #32-26               SW NE 26 51N 92W     .00000000     .00000000     .04000000

(1) Does not reflect reduced federal royalty rate, if applicable, on oil production.

(2) May be subject to sliding scale/contractual adjustment/calculation.

                                                                        Page: 3

                                     Exhibit "C"

                             PURCHASE AND SALE AGREEMENT

                                DATED: MARCH 28. 1998

                             ASSIGNMENT AND BILL OF SALE

STATE OF WYOMING         )
                         )    KNOW ALL MEN BY THESE PRESENTS, THAT
COUNTY OF __________     )

     THIS ASSIGNMENT AND BILL OF SALE ("Assignment") is made effective as of 7:00 a.m., Mountain Standard Time on June 1, 1998 (the "Effective Time") by and between the undersigned parties under "ASSIGNORS" (hereinafter collectively referred to as "Assignor"), all having an address of 201 Main Street, Fort Worth, Texas 76102; and Continental Resources, Inc. (hereinafter referred to as "Assignee"), whose address is P.O. Box 1032, Enid, Oklahoma 73702.

     Assignor, for Ten Dollars ($10.00) and other good and valuable consideration in hand by Assignee, the receipt and sufficiency of which is hereby acknowledged, by these PRESENTS DOES hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, AND DELIVER unto Assignee, the following described properties:

     A. All rights, titles, and interests of Assignor in an to: 1) the oil, gas, and mineral leases described in Exhibit A hereto (including landowner's royalty and any ratifications and amendments to such leases, whether such ratifications and amendments are described in Exhibit A); and
     2) the wells described in Exhibit B hereto;

     B. All rights, titles, and interests of Assignor in and to, or otherwise derived from, all presently existing and valid oil, gas, and mineral unitization, pooling, and communitization agreements, declarations, and orders (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations, and declarations) relating to the properties described in Paragraph A. to the extent such rights, titles, and interests are attributable to the properties described in Paragraph A.;

     C. All rights, titles, and interests of Assignor in and to all presently existing and valid production sales contracts, operating agreements, and other agreements and contracts that relate to any of the properties described in Paragraphs A. and B., to the extent such rights, titles, and interests are assignable and attributable to the properties described in Paragraphs A. and B.;

     D. All rights, titles, and interests of Assignor in and to all rights-of-way, easements, surface leases, permits, and licenses appurtenant to the properties described in Paragraphs A. and B.; and,

     E. All rights, titles, and interests of Assignor in and to all materials, supplies, machinery. equipment, improvements, and other personal property and fixtures (including, but not limited to, wellhead equipment, pumping units, flowlines, tanks, buildings, injection facilities. saltwater disposal facilities, compression facilities, gathering systems, and other equipment) located on the properties described in Paragraphs A. and B. and used in connection with the exploration, development, operation, or maintenance thereof.

The rights, titles, and interests of Assignor described above in Paragraphs A., B., C., D., and E. and conveyed to Assignee hereby are herein sometimes collectively called the "Purchased Properties".

     TO HAVE AND TO HOLD unto Assignee, its successors and assigns, forever the Purchased Properties subject to the following terms and conditions:

     1. PURCHASE AND SALE AGREEMENT: This Assignment is made subject to that certain Purchase and Sale Agreement dated ________________, by and between Assignor and Assignee affecting the sale of the Purchased Properties.

     2. ASSUMPTION AND INDEMNIFICATION: Assignee, by acceptance of this Assignment, hereby covenants and agrees to assume, to pay and perform timely, all duties, expenses, obligations, losses, hazards, and liabilities relating to the ownership or operation of the Purchased Properties arising on and after the Effective Time (including, without limitation, those arising under or by virtue of any lease, contract, agreements, document, permit or rule, or delay in obtaining approval of federal or state assignments); and, to release, indemnify, defend, and hold harmless Assignor from and against any and all claims, actions, liabilities, losses, damages, costs, or expenses (including court costs and attorneys' fees) of any kind or character arising out of or otherwise relating to the ownership or operation of the Purchased Properties on and after the Effective Time. In connection with (but not in limitation of) the foregoing, it is specifically understood and agreed that matters arising out of or otherwise relating to the ownership or operation of the Purchased Properties on and after the Effective Time shall be deemed to include all matters arising out of the status and the condition of the Purchased Properties on the Effective Time including, without limitation, all obligations to properly plug and abandon wells located on the Purchased Properties, to restore the surface of the Purchased Properties to as near its original condition as practicable and to comply with, or bring the Purchased Properties into compliance with applicable environmental laws and regulations, including all liability and expense for any restoration, remediation, clean-up, disposal of waste, or removal that may be incurred as a result of the existence or discovery of naturally occurring radioactive materials, or other hazardous or deleterious substances in, on, under, or associated with the Purchased Properties, regardless of when the events occurred that give rise to such condition, and the above provided for assumptions and indemnifications by Assignee shall expressly cover and include such matters. The foregoing assumptions and indemnifications shall apply whether or not such duties, obligations, or liabilities, or such claims, actions, causes of action, liabilities~ damages, losses, costs, or expenses arise out of (i) negligence (including sole negligence, simple negligence, concurrent negligence, active or passive negligence, or otherwise, but expressly not including gross negligence or willful misconduct) of Assignor, or (ii) strict liability.

     3. ENVIRONMENTAL ASSESSMENT AND INDEMNIFICATION BY ASSIGNEE: Assignee hereby acknowledges that it has made an environmental assessment of the Purchased Properties, or has been afforded the opportunity to do so, and satisfied itself as to the physical and environmental condition of the Purchased Properties, both surface and subsurface. Assignee hereby assumes the risks that the Purchased Properties may contain waste materials or hazardous substances, and that adverse physical conditions, including, but not limited to, the presence of waste materials or hazardous substances or the presence of unknown abandoned oil and gas wells, water wells, sumps and pipelines, may exist in, on, or under the properties as of the Effective Time, all responsibility and liability related to all such conditions, whether known or unknown, are hereby transferred from Assignor to Assignee. Assignee assumes full responsibility for, and agrees to indemnify, hold harmless, and defend Assignor from and against all loss, liability, claims, fines, expenses, costs (including attorneys' fees and expenses), and causes of action caused by or arising out of any federal, state, or local laws, rules, orders, and regulations applicable to any naturally occurring radioactive materials, waste material, or hazardous substances on or associated with the Purchased Properties or the presence, disposal, release or threatened release of all naturally occurring radioactive materials, waste material, or hazardous substances from the Purchased Properties into the atmosphere or into or upon land or any water course or body of water, including ground water, whether attributable to Assignor's activities or the activities of third parties (regardless of whether Assignor was or is aware of such activities prior to, during, or after the period of Assignor's ownership of the Purchased Properties. This indemnification and assumption shall also apply to liability or voluntary environmental response actions undertaken pursuant to the Comprehensive Environmental Response Compensation and Liability Act (CERCLA) or any other federal, state or local law.

     4. DISCLAIMER OF WARRANTIES: Assignee acknowledges that it has relied solely on its own independent investigation of the Purchased Properties, both surface and subsurface, in making its decision to acquire the Purchased Properties; and, that Assignor has made no representations or warranties as to the accuracy or completeness of any information which may have been provided Assignee by Assignor. Assignee accepts all personal property and fixtures associated with the Purchased Properties "AS IS" and "WHERE IS" and Assignor hereby expressly disclaims, negates, and makes this Assignment with NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATURE, OR OTHERWISE, RELATING TO THE PURCHASED PROPERTIES AS TO DESCRIPTION, QUANTITY, QUALITY,
     CONDITION, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO MODELS, OR SAMPLES OF MATERIALS, OR MERCHANTABILITY, OR OTHERWISE.

     5. FEDERAL AND STATE ASSIGNMENTS: Separate state and federal assignments of the Purchased Properties will be prepared by Assignor into Assignee using the approved forms of the appropriate governmental agency. Such assignments shall be deemed to contain all of the rights, titles, interests, assumptions, indemnifications, disclaimers, and lack of warranties as set forth herein, as though fully set forth in such assignments, but no more. The interests conveyed by such separate assignments are the same and. not in addition to, the interests conveyed hereunder.

     6. WARRANTY OF TITLE: This Assignment is made without warranty of title of any kind, express or implied, except that Assignor agrees to defend title against claims and demands of all persons claiming the same by, through or under Assignor, but not otherwise. This Assignment may be signed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall constitute but one and the same Assignment.

     All of the terms and provisions of this Assignment shall be binding upon and inure to the benefit of Assignee and Assignor and their respective heirs, successors, representatives, and assigns.

     All exhibits referenced herein and attached hereto are by reference incorporated into this Assignment.

     IN WITNESS WHEREOF, this Assignment was executed on the dates contained in the acknowledgments herein, but to be effective as of the Effective Time as stated in the first paragraph hereof.

                                       ASSIGNORS

                                       BASS ENTERPRISES PRODUCTION CO.


                                   By:
                                      ----------------------------------------
                                      Perry R. Bass, Inc.,
                                      Sid R. Bass, Inc.,
                                      Lee M. Bass, Inc.,
                                      Keystone, Inc.,
                                      Thru Line Inc.



                                   By:
                                      ----------------------------------------

                                      GOLIAD PARTNERS,
                                      LIMITED PARTNERSHIP

                                   By:
                                      ----------------------------------------
                                                  , General Partner


                                      ----------------------------------------
                                      PERRY R. BASS, TRUSTEE


                                      ----------------------------------------
                                      SID R. BASS, TRUSTEE


                                      ----------------------------------------
                                      Sid R. Bass

                                      ----------------------------------------
                                      Lee M. Bass

                                      D. W. GENPAR, INC.


                                   By:
                                      ----------------------------------------
                                      W. D. PROPERTIES,

                                      LIMITED PARTNERSHIP


                                   By:
                                      ----------------------------------------
                                                  , General Partner

                                      WPH-GP, INC.


                                   By:
                                      ----------------------------------------

                                      WORLAND ASSOCIATES


                                   By:
                                      ----------------------------------------

                                      WORLAND ASSOCIATES II


                                   By:
                                      ----------------------------------------

                                      ASSIGNEE

ATTEST:


By:                                By:
    ----------------------------      ----------------------------------------
NAME:                              Name:
    ----------------------------        --------------------------------------
Title:                             Title:
      --------------------------         -------------------------------------

                              (ACKNOWLEDGMENTS ATTACHED)

STATE OF_____________    )
                         )  ss.
COUNTY OF___________     )

     Before me, the undersigned, a Notary Public, in and for said County and State, on this _____ day of _____________, 19___, personally appeared __________________________________________________________________________,
known to me to be the identical person who executed the within and foregoing instrument and acknowledged to me that _____ executed the same as _____ free and voluntary act and deed for the uses and purposes therein set forth.

     Given under my hand and seal the day and year last above written.

My Commission Expires:
                                       ---------------------------------------
                                       Notary Public
---------------------


STATE OF_____________    )
                         )  ss.
COUNTY OF___________     )

     Before me, the undersigned, a Notary Public, in and for said County and State, on this _____ day of _____________, 19___, personally appeared __________________________________________________________________________,
known to me to be the identical person who executed the within and foregoing instrument and acknowledged to me that _____ executed the same as _____ free and voluntary act and deed for the uses and purposes therein set forth.

     Given under my hand and seal the day and year last above written.

My Commission Expires:
                                       ---------------------------------------
                                       Notary Public
---------------------


STATE OF_____________    )
                         )  ss.
COUNTY OF___________     )

     Before me, the undersigned, a Notary Public, in and for said County and State, on this _____ day of _____________, 19___, personally appeared ____________________________________________________________________________,
known to me to be the identical person who executed the within and foregoing instrument and acknowledged to me that _____ executed the same as _____ free and voluntary act and deed for the uses and purposes therein set forth.

     Given under my hand and seal the day and year last above written.

My Commission Expires:
                                       ---------------------------------------
                                       Notary Public
---------------------

                                 EXHIBIT "D"


                         PURCHASE AND SALE AGREEMENT


                             DATED MARCH 28, 1998


              SUITS, ACTIONS, OR OTHER LEGAL PROCEEDINGS PENDING


                                    -NONE-

                                  EXHIBIT "E"


                         PURCHASE AND SALE AGREEMENT


                             DATED MARCH 28, 1998

                                                               TOTAL
CATEGORY                               SUB-ALLOCATION        ALLOCATION
--------                               --------------        ----------
A.  PRODUCING UNITS:

    1.  Cottonwood Creek Unit          $45,834,673.00

    2.  Cottonwood Creek Field           8,368,161.00
        Extension (Phosphoria) Unit

    3.  No Water Creek Unit              4,813,056.00

    4.  Slick Creek Unit                 9,956,948.00

    5.  South Frisby Unit                3,057,508.00

           TOTAL CATEGORY A.                               $72,030,346.00

B.  PRODUCING NON-UNITIZED PROPERTIES:                     $11,969,654.00

C.  NON-PRODUCING LEASEHOLD:                               $ 2,500,000.00

        BASE PURCHASE PRICE                                $86,500,000.00
